EXECUTION COPY

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

Depositor,

DLJ MORTGAGE CAPITAL, INC.,

Seller,

WELLS FARGO BANK, N.A.,

Master Servicer, Servicer, Back-Up Servicer and Trust Administrator,

SELECT PORTFOLIO SERVICING, INC.,

GREENPOINT MORTGAGE FUNDING, INC.,

Servicers,

WILSHIRE CREDIT CORPORATION

Special Servicer,

and

U.S. BANK NATIONAL ASSOCIATION,

Trustee

POOLING AND SERVICING AGREEMENT

DATED AS OF MAY 1, 2005

relating to

ADJUSTABLE RATE MORTGAGE TRUST 2005-5

ADJUSTABLE RATE MORTGAGE-BACKED PASS-THROUGH CERTIFICATES,

SERIES 2005-5

TABLE OF CONTENTS

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-ii-

-iii-

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Schedule IIB:	Representations and Warranties of Master Servicer - Wells Fargo	IIB-1
Schedule IIC:	Representations and Warranties of Servicer - GreenPoint	IIC-1
Schedule IID:	Representations and Warranties of Servicer - SPS	IID-1
Schedule IIE:	Representations and Warranties of Servicer - Wells Fargo	IIE-1
Schedule IIF:	Representations and Warranties of Special Servicer - Wilshire	IIF-1
Schedule III:	Representations and Warranties of DLJMC - Mortgage Loans	III-1

APPENDICES
Appendix A:	Calculation of Class Y Principal Reduction Amounts	APPENDIX A-1

-v-

THIS POOLING AND SERVICING AGREEMENT, dated as of May 1, 2005, is hereby executed by and among CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., as depositor (the “Depositor”), DLJ MORTGAGE CAPITAL, INC. (“DLJMC”), as seller (in such capacity, the “Seller”), WELLS FARGO BANK, N.A., as master servicer (in such capacity, the “Master Servicer”), as a servicer (in such capacity, a “Servicer”), as back-up servicer (in such capacity, the “Back-Up Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), SELECT PORTFOLIO SERVICING, INC. (“SPS”), as a servicer (in such capacity, a “Servicer”), GREENPOINT MORTGAGE FUNDING, INC. (“GREENPOINT”), as a servicer (in such capacity, a “Servicer”), WILSHIRE CREDIT CORPORATION, as special servicer (in such capacity, the “Special Servicer”), and U.S. BANK NATIONAL ASSOCIATION, as trustee (in such capacity, the “Trustee”). Capitalized terms used in this Agreement and not otherwise defined will have the meanings assigned to them in Article I below.

PRELIMINARY STATEMENT

The Depositor is the owner of the Trust Fund (other than the Trust’s rights under the Interest Rate Cap Agreements) that is hereby conveyed to the Trustee in return for the Certificates. The Trust Fund (exclusive of any entitlement to Assigned Prepayment Premiums, the Interest Rate Cap Agreements and the assets held in the Group 6 Interest Rate Cap Account, the Class 3-A-1 Basis Risk Reserve Fund, the Prefunding Account and the Capitalized Interest Account) for federal income tax purposes shall consist of four REMICs (referred to as “REMIC I,” “REMIC II,” “REMIC III” and “REMIC IV”).

REMIC I

As provided herein, the Trust Administrator will make an election to treat the segregated pool of assets consisting of the Group 1, Group 2, Group 3, Group 4 and Group 5 Mortgage Loans and certain other related assets (exclusive of any entitlement to Assigned Prepayment Premiums, the Interest Rate Cap Agreements and the assets held in the Group 6 Interest Rate Cap Account, the Class 3-A-1 Basis Risk Reserve Fund, the Prefunding Account and the Capitalized Interest Account) subject to this Agreement as a real estate mortgage investment conduit (a “REMIC”) for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC I.” Component I of the Class AR-L Certificates will represent the sole Class of “residual interests” in REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the “Uncertificated REMIC I Pass-Through Rate”) and initial Uncertificated Principal Balance for each of the “regular interests” in REMIC I (the “REMIC I Regular Interests”) and the Class Principal Balance of Component I of the Class AR-L Certificates. The “latest possible maturity date” (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC I Regular Interest shall be the Maturity Date. None of the REMIC I Regular Interests will be certificated.

Class Designation for each REMIC I Regular Interest and Component I of the Class AR-L Certificates	Type of Interest	Uncertificated REMIC I Pass-Through Rate	Initial Uncertificated Principal Balance or Class Principal Balance	Final Maturity Date*
Class Y-1	Regular	Variable(1)	$ 58,225.32	September 2035
Class Y-2	Regular	Variable(2)	$ 60,691.50	September 2035
Class Y-3	Regular	Variable(3)	$ 50,990.04	September 2035
Class Y-4	Regular	Variable(4)	$ 62,991.51	September 2035
Class Y-5	Regular	Variable(5)	$ 61,544.17	September 2035
Class Z-1	Regular	Variable(1)	$116,401,339.29	September 2035
Class Z-2	Regular	Variable(2)	$121,331,608.73	September 2035
Class Z-3	Regular	Variable(3)	$101,929,092.79	September 2035
Class Z-4	Regular	Variable(4)	$125,929,693.20	September 2035
Class Z-5	Regular	Variable(5)	$123,026,801.28	September 2035
Component I of the Class AR-L	Residual	Variable(1)	$ 50.00	September 2035

*      The Distribution Date in the specified month, which is the month following the month the latest maturing Mortgage Loan in the related Loan Group matures. For federal income tax purposes, for each Class of REMIC I Regular and Residual Interests, the “latest possible maturity date” shall be the Final Maturity Date.

(1)    Interest distributed to the REMIC I Regular Interests Y-1 and Z-1 and Component I of the Class AR-L Certificates on each Distribution Date will have accrued at the weighted average of the Net Mortgage Rates for the Group 1 Loans on the applicable Uncertificated Principal Balance or Class Principal Balance outstanding immediately before such Distribution Date.

(2)  Interest distributed to the REMIC I Regular Interests Y-2 and Z-2 on each Distribution Date will have accrued at the weighted average of the Net Mortgage Rates for the Group 2 Loans on the applicable Uncertificated Principal Balance outstanding immediately before such Distribution Date.

(3)  Interest distributed to the REMIC I Regular Interests Y-3 and Z-3 on each Distribution Date will have accrued at the weighted average of the Net Mortgage Rates for the Group 3 Loans on the applicable Uncertificated Principal Balance outstanding immediately before such Distribution Date.

(4)  Interest distributed to the REMIC I Regular Interests Y-4 and Z-4 on each Distribution Date will have accrued at the weighted average of the Net Mortgage Rates for the Group 4 Loans on the applicable Uncertificated Principal Balance outstanding immediately before such Distribution Date.

(5)  Interest distributed to the REMIC I Regular Interests Y-5 and Z-5 on each Distribution Date will have accrued at the weighted average of the Net Mortgage Rates for the Group 5 Loans on the applicable Uncertificated Principal Balance outstanding immediately before such Distribution Date.

REMIC II

As provided herein, the Trust Administrator will make an election to treat the segregated pool of assets consisting of the Group 6 Mortgage Loans and certain other related assets (exclusive of any entitlement to Assigned Prepayment Premiums, the Interest Rate Cap Agreements and the assets held in the Group 6 Interest Rate Cap Account, the Class 3-A-1 Basis Risk Reserve Fund, the Prefunding Account and the Capitalized Interest Account) subject to this Agreement as a real estate mortgage investment conduit (a “REMIC”) for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC II.” Component II of the Class AR-L Certificates will represent the sole Class of “residual interests” in REMIC II for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the “Uncertificated REMIC II Pass-Through Rate”) and initial Uncertificated Principal Balance for each of the “regular interests” in REMIC II (the “REMIC II Regular Interests”). The “latest possible maturity date” (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC II Regular Interest shall be the Maturity Date. None of the REMIC II Regular Interests will be certificated.

Class Designation for each REMIC II Regular Interest and Component II of the Class AR-L Certificates	Type of Interest	Uncertificated REMIC II Pass-Through Rate	Initial Uncertificated Principal Balance	Final Maturity Date*
Class Y-6A	Regular	Variable(1)	$ 54,645.28	September 2035
Class Y-6B	Regular	Variable(2)	$ 185,864.63	September 2035
Class Z-6A	Regular	Variable(1)	$109,235,916.66	September 2035
Class Z-6B	Regular	Variable(2)	$374,724,708.94	September 2035
Component II of the Class AR-L	Regular	N/A	$ 0.00	September 2035

*         The Distribution Date in the specified month, which is the month following the month the latest maturing Mortgage Loan in the related Loan Group matures. For federal income tax purposes, for each Class of REMIC III Regular and Residual Interests, the “latest possible maturity date” shall be the Final Maturity Date.

(1)  Interest distributed to the REMIC II Regular Interests Y-6A and Z-6A on each Distribution Date will have accrued at the weighted average of the Net Mortgage Rates for the Group 6A Loans on the applicable Uncertificated Principal Balance outstanding immediately before such Distribution Date.

(2)  Interest distributed to the REMIC II Regular Interests Y-6B and Z-6B on each Distribution Date will have accrued at the weighted average of the Net Mortgage Rates for the Group 6B Loans on the applicable Uncertificated Principal Balance outstanding immediately before such Distribution Date.

REMIC III

As provided herein, the Trust Administrator will make an election to treat the segregated pool of assets consisting of the REMIC I Regular Interests and the REMIC II Regular Interests and certain other related assets (exclusive of any entitlement to Assigned Prepayment Premiums, the Interest Rate Cap Agreements and the assets held in the Group 6 Interest Rate Cap Account, the Class 3-A-1 Basis Risk Reserve Fund, the Prefunding Account and the Capitalized Interest Account) subject to this Agreement as a real estate mortgage investment conduit (a “REMIC”) for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC III.” Component I of the Class AR Certificates will represent the sole Class of “residual interests” in REMIC III for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the “Uncertificated REMIC III Pass-Through Rate”) and initial Uncertificated Principal Balance for each of the “regular interests” in REMIC III (the “REMIC III Regular Interests”) and the Class Principal Balance of Component I of the Class AR Certificates. The “latest possible maturity date” (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC III Regular Interest shall be the Maturity Date. None of the REMIC III Regular Interests will be certificated.

Class Designation for each REMIC III Regular Interest and Component I of the Class AR Certificates	Type of Interest	Uncertificated REMIC III Pass-Through Rate	Initial Uncertificated Principal Balance or Class Principal Balance	Final Maturity Date*
Class 1-A-1L	Regular	Variable(1)	$101,590,000.00	September 2035
Class 1-A-2L	Regular	Variable(1)	$ 7,180,000.00	September 2035
Class 2-A-1L	Regular	Variable(2)	$109,979,000.00	September 2035
Class 2-A-2L	Regular	Variable(2)	$ 3,401,000.00	September 2035
Class 3-A-1L	Regular	Variable(3)	$ 42,860,000.00	September 2035
Class 3-A-2-1L	Regular	Variable(3)	$ 19,430,000.00	September 2035
Class 3-A-2-2L	Regular	Variable(3)	$ 12,960,000.00	September 2035
Class 3-A-3L	Regular	Variable(3)	$ 20,000,000.00	September 2035
Class 4-A-1L	Regular	Variable(4)	$117,677,000.00	September 2035
Class 5-A-1L	Regular	Variable(5)	$ 57,480,000.00	September 2035
Class 5-A-2-1L	Regular	Variable(5)	$ 53,686,000.00	September 2035
Class 5-A-2-2L	Regular	Variable(5)	$ 3,794,000.00	September 2035
Class C-B-1L	Regular	Variable(6)	$ 79,600,000.00	September 2035
Class C-B-2L	Regular	Variable(7)	$ 19,900,000.00	September 2035
Class C-B-3L	Regular	Variable(7)	$307,450,000.00	September 2035
Class C-B-4L	Regular	Variable(7)	$ 34,160,000.00	September 2035
Class C-B-5L	Regular	Variable(7)	$ 19,370,000.00	September 2035
Class C-B-6L	Regular	Variable(7)	$ 13,315,000.00	September 2035
Class C-B-7L	Regular	Variable(7)	$ 5,810,000.00	September 2035
Class LT-1	Regular	Variable(8)	$109,217,262.42	September 2035
Class LT-2	Regular	Variable(8)	$ 3,203.88	September 2035
Class LT-3	Regular	0.00%	$ 7,725.18	September 2035
Class LT-4	Regular	Variable(9)	$ 7,725.18	September 2035
Class LT-5	Regular	Variable(10)	$374,660,698.63	September 2035
Class LT-6	Regular	Variable(10)	$ 10,971.81	September 2035
Class LT-7	Regular	0.00%	$ 26,519.24	September 2035
Class LT-8	Regular	Variable(11)	$ 26,519.24	September 2035
Class LT-Y6A	Regular	Variable(12)	$ 54,645.28	September 2035
Class LT-Y6B	Regular	Variable(13)	$ 185,864.63	September 2035
Component I of the Class AR	Residual	Variable(1)	$ 50.00	September 2035

*         The Distribution Date in the specified month, which is the month following the month the latest maturing Mortgage Loan in the related Loan Group matures. For federal income tax purposes, for each Class of REMIC III Regular and Residual Interests, the “latest possible maturity date” shall be the Final Maturity Date.

(1)       Interest distributed to the REMIC III Regular Interest 1-A-1L, 1-A-2L and Component I of the Class AR Certificates on each Distribution Date will have accrued at the weighted average of the Net Mortgage Rates for the Group 1 Loans on the applicable Uncertificated Principal Balance or Class Principal Balance outstanding immediately before such Distribution Date.

(2)  Interest distributed to the REMIC III Regular Interest 2-A-1L and 2-A-2L on each Distribution Date will have accrued at the weighted average of the Net Mortgage Rates for the Group 2 Loans on the applicable Uncertificated Principal Balance outstanding immediately before such Distribution Date.

(3)  Interest distributed to the REMIC III Regular Interest 3-A-1L, 3-A-2-1L, 3-A-2-2L and 3-A-3L on each Distribution Date will have accrued at the weighted average of the Net Mortgage Rates for the Group 3 Loans on the applicable Uncertificated Principal Balance outstanding immediately before such Distribution Date.

(4)  Interest distributed to the REMIC III Regular Interest 4-A-1L on each Distribution Date will have accrued at the weighted average of the Net Mortgage Rates for the Group 4 Loans on the applicable Uncertificated Principal Balance outstanding immediately before such Distribution Date.

(5)  Interest distributed to the REMIC III Regular Interest 5-A-1L, 5-A-2-1L and 5-A-2-2L on each Distribution Date will have accrued at the weighted average of the Net Mortgage Rates for the Group 5 Loans on the applicable Uncertificated Principal Balance outstanding immediately before such Distribution Date.

(8)  Interest distributed to the REMIC III Regular Interests C-B-1L, C-B-2L, C-B-3L, C-B-4L, C-B-5L, C-B-6L and C-B-7L on each Distribution Date will have accrued at the weighted average of (a) the weighted average of the Net Mortgage Rates for the Group 1 Loans, (b) the weighted average of the Net Mortgage Rates for the Group 2 Loans, (c) the weighted average of the Net Mortgage Rates for the Group 3 Loans, (d) the weighted average of the Net Mortgage Rates for the Group 4 Loans, and (e) the weighted average of the Net Mortgage Rates for the Group 5 Loans, weighted on the basis of the Subordinate Component Balances of the respective Loan Groups, on the applicable Uncertificated Principal Balance outstanding immediately before such Distribution Date, which is equal to the weighted average of the interest rates on the Class Y-1, Class Y-2, Class Y-3, Class Y-4 and Class Y-5 REMIC I Regular Interests weighted on the basis of their respective principal balances

(9)  Interest distributed to the REMIC III Regular Interests LT-1 and LT-2 on each Distribution Date will have accrued at the weighted average of the Net Mortgage Rates for the Group 6A Loans on the applicable Uncertificated Principal Balance outstanding immediately before such Distribution Date

(10)  Interest distributed to the REMIC III Regular Interest LT-4 on each Distribution Date will have accrued at twice the weighted average of the Net Mortgage Rates for the Group 6A Loans on the applicable Uncertificated Principal Balance outstanding immediately before such Distribution Date.

(11)  Interest distributed to the REMIC III Regular Interests LT-5 and LT-6 on each Distribution Date will have accrued at the weighted average of the Net Mortgage Rates for the Group 6B Loans on the applicable Uncertificated Principal Balance outstanding immediately before such Distribution Date.

(12)  Interest distributed to the REMIC III Regular Interest LT-8 on each Distribution Date will have accrued at twice the weighted average of the Net Mortgage Rates for the Group 6B Loans on the applicable Uncertificated Principal Balance outstanding immediately before such Distribution Date.

(13)  Interest distributed to the REMIC III Regular Interest LT-Y6A on each Distribution Date will have accrued at the weighted average of the Net Mortgage Rates for the Group 6A Loans on the applicable Uncertificated Principal Balance outstanding immediately before such Distribution Date.

(14)  Interest distributed to the REMIC III Regular Interest LT-Y6B on each Distribution Date will have accrued at the weighted average of the Net Mortgage Rates for the Group 6B Loans on the applicable Uncertificated Principal Balance outstanding immediately before such Distribution Date.

REMIC IV

As provided herein, the Trust Administrator will elect to treat the segregated pool of assets consisting of the REMIC III Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as REMIC IV. Component II of the Class AR Certificates will represent the sole Class of “residual interests” in REMIC IV for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, Pass-Through Rate, aggregate Initial Certificate Principal Balance, certain features, Final Scheduled Distribution Date and initial ratings for each Class of Certificates comprising the interests representing “regular interests” in REMIC IV and Component II of the Class AR Certificates. The “latest possible maturity date” (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each Class of REMIC IV Regular Certificates shall be the Maturity Date.

Class	Class Principal Balance	Pass-Through Rate (per annum)	Minimum Denomination	Integral Multiples in Excess of Minimum
Class 1-A-1	$101,590,000.00	Variable(1)	$25,000	$1
Class 1-A-2	$ 7,180,000.00	Variable(1)	$25,000	$1
Class 2-A-1	$109,979,000.00	Variable(2)	$25,000	$1
Class 2-A-2	$ 3,401,000.00	Variable(2)	$25,000	$1
Class 3-A-1	$ 42,860,000.00	Variable(3)	$25,000	$1
Class 3-A-X	Notional(4)	Variable(5)	$100,000	$1
Class 3-A-2-1	$ 19,430,000.00	Variable(6)	$25,000	$1
Class 3-A-2-2	$ 12,960,000.00	Variable(6)	$25,000	$1
Class 3-A-3	$ 20,000,000.00	Variable(6)	$25,000	$1
Class 4-A-1	$117,677,000.00	Variable(7)	$25,000	$1
Class 5-A-1	$ 57,480,000.00	Variable(8)	$25,000	$1
Class 5-A-2-1	$ 53,686,000.00	Variable(8)	$25,000	$1
Class 5-A-2-2	$ 3,794,000.00	Variable(8)	$25,000	$1
Class 6-A-1-1	$ 79,600,000.00	Variable(9)	$25,000	$1
Class 6-A-1-2	$ 19,900,000.00	Variable(10)	$25,000	$1
Class 6-A-2-1	$307,450,000.00	Variable(11)	$25,000	$1
Class 6-A-2-2	$ 34,160,000.00	Variable(12)	$25,000	$1
Class 6-M-1	$ 19,370,000.00	Variable(13)	$25,000	$1
Class 6-M-2	$ 13,315,000.00	Variable(14)	$25,000	$1
Class 6-M-3	$ 5,810,000.00	Variable(15)	$25,000	$1
Class 6-M-4	$ 4,596,000.00	Variable(16)	$25,000	$1
Class C-B-1	$ 17,380,000.00	Variable(17)	$25,000	$1
Class C-B-2	$ 8,245,000.00	Variable(17)	$25,000	$1
Class C-B-3	$ 2,945,000.00	Variable(17)	$25,000	$1
Class C-B-4	$ 1,765,000.00	Variable(17)	$25,000	$1
Class C-B-5	$ 3,240,000.00	Variable(17)	$25,000	$1
Class C-B-6	$ 3,240,000.00	Variable(17)	$25,000	$1
Class C-B-7	$ 2,060,927.00	Variable(17)	$25,000	$1
Class 6-X	$ 135.51(18)	Variable(19)	(20)	N/A
Class P	(21)	N/A	(22)	N/A
Component II of Class AR(23)	$ 0.00	N/A	(24)	N/A

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(1)

With respect to each Distribution Date, the Pass-Through Rate for the Class 1-A-1 and Class 1-A-2 Certificates shall be a per annum rate equal to the Net WAC Rate for Loan Group 1 for that Distribution Date.

(2)

With respect to each Distribution Date, the Pass-Through Rate for the Class 2-A-1 and Class 2-A-2 Certificates shall be a per annum rate equal to the Net WAC Rate for Loan Group 2 for that Distribution Date.

(3)

The Pass-Through Rate for the June 2005 Distribution Date for the Class 3-A-1 Certificates is 3.1906% per annum. After such Distribution Date, the Pass-Through Rate for the Class 3-A-1 Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable Certificate Index and the applicable Certificate Margin for such Distribution Date, (b) the applicable Class 3-A-1 Cap Rate and (c) 11.00%.

(4)	The Class 3-A-X Certificates accrue interest on the Class 3-A-X Notional Amount.
(5)

With respect to each Distribution Date, the Pass-Through Rate on these Certificates shall equal the product of (a) the excess, if any, of (x) the Class 3-A-1 Cap Rate over (y) the Pass-Through Rate on the Class 3-A-1 Certificates for that Distribution Date and (b) a fraction, the numerator of which is the actual number of days in the related accrual period and the denominator of which is 30. Payments to the Class 3-A-1 Certificates in respect of Basis Risk Shortfalls shall be deemed to have first been distributed from REMIC IV to the holders of the Class 3-A-X Certificates in respect of the Class 3-A-X REMIC IV Regular Interest and then paid by such holders to the holders of the Class 3-A-1 Certificates.

(6)

With respect to each Distribution Date, the Pass-Through Rate for the Class 3-A-2-1, Class 3-A-2-2 and Class 3-A-3 Certificates shall be a per annum rate equal to the Net WAC Rate for Loan Group 3 for that Distribution Date.

(7)	With respect to each Distribution Date, the Pass-Through Rate for the Class 4-A-1 Certificates shall be a per annum rate equal to the Net WAC Rate for Loan Group 4 for that Distribution Date.
(8)

With respect to each Distribution Date, the Pass-Through Rate for the Class 5-A-1, Class 5-A-2-1 and Class 5-A-2-2 Certificates shall be a per annum rate equal to the Net WAC Rate for Loan Group 5 for that Distribution Date.

(9)

The Pass-Through Rate for the June 2005 Distribution Date for the Class 6-A-1-1 Certificates is 3.3106% per annum. After such Distribution Date, the Pass-Through Rate for the Class 6-A-1-1 Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable Certificate Index and the applicable Certificate Margin for such Distribution Date, (b) the applicable Group 6A Net Funds Cap and (c) 11.00%.

(10)

The Pass-Through Rate for the June 2005 Distribution Date for the Class 6-A-1-2 Certificates is 3.3806% per annum. After such Distribution Date, the Pass-Through Rate for the Class 6-A-1-2 Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable Certificate Index and the applicable Certificate Margin for such Distribution Date, (b) the applicable Group 6A Net Funds Cap and (c) 11.00%.

(11)

The Pass-Through Rate for the June 2005 Distribution Date for the Class 6-A-2-1 Certificates is 3.3206% per annum. After such Distribution Date, the Pass-Through Rate for the Class 6-A-2-1 Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable Certificate Index and the applicable Certificate Margin for such Distribution Date, (b) the applicable Group 6B Net Funds Cap and (c) 11.00%.

(12)

The Pass-Through Rate for the June 2005 Distribution Date for the Class 6-A-2-2 Certificates is 3.3706% per annum. After such Distribution Date, the Pass-Through Rate for the Class 6-A-2-2 Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable Certificate Index and the applicable Certificate Margin for such Distribution Date, (b) the applicable Group 6B Net Funds Cap and (c) 11.00%.

(13)

The Pass-Through Rate for the June 2005 Distribution Date for the Class 6-M-1 Certificates is 3.5406% per annum. After such Distribution Date, the Pass-Through Rate for the Class 6-M-1 Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable Certificate Index and the applicable Certificate Margin for such Distribution Date, (b) the applicable Group 6 Subordinate Net Funds Cap and (c) 11.00%.

(14)

The Pass-Through Rate for the June 2005 Distribution Date for the Class 6-M-2 Certificates is 3.8406% per annum. After such Distribution Date, the Pass-Through Rate for the Class 6-M-2 Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable Certificate Index and the applicable Certificate Margin for such Distribution Date, (b) the applicable Group 6 Subordinate Net Funds Cap and (c) 11.00%.

(15)

The Pass-Through Rate for the June 2005 Distribution Date for the Class 6-M-3 Certificates is 4.3406% per annum. After such Distribution Date, the Pass-Through Rate for the Class 6-M-3 Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable Certificate Index and the applicable Certificate Margin for such Distribution Date, (b) the applicable Group 6 Subordinate Net Funds Cap and (c) 11.00%.

(16)

The Pass-Through Rate for the June 2005 Distribution Date for the Class 6-M-4 Certificates is 5.1906% per annum. After such Distribution Date, the Pass-Through Rate for the Class 6-M-4 Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable Certificate Index and the applicable Certificate Margin for such Distribution Date, (b) the applicable Group 6 Subordinate Net Funds Cap and (c) 11.00%.

(17)

With respect to each Distribution Date, the Pass-Through Rate for the Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5, Class C-B-6 and Class C-B-7 Certificates shall be a per annum rate equal to the quotient, expressed as a percentage of (a) the sum of (i) the product of (x) the Net WAC Rate of Loan Group 1 for that Distribution Date and (y) the Subordinate Component Balance for Loan Group 1 immediately prior to such Distribution Date, (ii) the product of (x) the Net WAC Rate of Loan Group 2 for that Distribution Date and (y) the Subordinate Component Balance for Loan Group 2 immediately prior to such Distribution Date, (iii) the product of (x) the Net WAC Rate of Loan Group 3 for that Distribution Date and (y) the Subordinate Component Balance for Loan Group 3 immediately prior to such Distribution Date, (iv) the product of (x) the Net WAC Rate of Loan Group 4 for that Distribution Date and (y) the Subordinate Component Balance for Loan Group 4 immediately prior to such Distribution Date, and (v) the product of (x) the Net WAC Rate of Loan Group 5 for that Distribution Date and (y) the Subordinate Component Balance for Loan Group 5 immediately prior to such Distribution Date, divided by (b) the aggregate of the Subordinate Component Balances for Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5 immediately prior to such Distribution Date.

(18)

The Class 6-X Certificates will not accrue interest on their Class Principal Balance. With the exception of the first Distribution Date (as provided in footnote 21 below), the Class 6-X Certificates accrue interest on the Class 6-X Notional Amount.

(19)

The Class 6-X Certificates will be comprised of two REMIC IV regular interests, a principal only regular interest designated 6-X-PO and an interest only regular interest designated 6-X-IO, which will be entitled to distributions as set forth herein. On each Distribution Date, the Class 6-X Certificates shall be entitled to the Class 6-X Distributable Amount. With respect to any Distribution Date after the first distribution date, interest accrued on the Class 6-X Certificates during the related Accrual Period shall equal interest at the related Pass-Through Rate on the Class 6-X Notional Amount immediately prior to such Distribution Date, in each case reduced by any interest shortfalls with respect to the Mortgage Loans in the related Loan Group including Prepayment Interest Shortfalls to the extent not covered by Compensating Interest Payments. The Pass-Through Rate for the Class 6-X Certificates or the REMIC IV Regular Interest 6-X-IO for any Distribution Date shall equal a per annum rate equal to the percentage equivalent of a fraction, the numerator of which is the product of (a) 30 and (b) the sum of the amounts calculated pursuant to clauses (i) through (iv) below, and the denominator of which is the product of

(a) the actual number of days in the related Accrual Period and (b) the aggregate principal balance of the REMIC III Regular Interests LT1, LT2, LT3, LT4, LT5, LT6, LT7, LT8, LT-Y6A and LT-Y6B. For purposes of calculating the Pass-Through Rate for the Class 6-X Certificates, the numerator is equal to the sum of the following components:

(i)

the Uncertificated Pass-Through Rate for REMIC III Regular Interests LT1 and LT-Y6A minus the Marker Rate, applied to a notional amount equal to the aggregate Uncertificated Principal Balance of REMIC III Regular Interests LT1 and LT-Y6A;

(ii)

the Uncertificated Pass-Through Rate for REMIC III Regular Interest LT2 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC III Regular Interest LT2;

(iii)

the Uncertificated Pass-Through Rate for REMIC III Regular Interest LT4 minus twice the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC III Regular Interest LT4;

(iv)

the Uncertificated Pass-Through Rate for REMIC III Regular Interests LT5 and LT-Y6B minus the Marker Rate, applied to a notional amount equal to the aggregate Uncertificated Principal Balance of REMIC III Regular Interests LT5 and LT-Y6B;

(v)

the Uncertificated Pass-Through Rate for REMIC III Regular Interest LT6 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC III Regular Interest LT6; and

(vi)

the Uncertificated Pass-Through Rate for REMIC III Regular Interest LT8 minus twice the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC III Regular Interest LT8.

Accrued interest on the Class 6-X Certificates shall accrue on the basis of a 360-day year and the actual number of days in the related Accrual Period. Payments to any Class of Group 6 Certificates in respect of Basis Risk Shortfalls from the Group 6 Available Distribution Amount shall be deemed to have first been distributed from REMIC IV to the holders of the Class 6-X Certificates in respect of the Class 6-X-IO REMIC IV Regular Interest and then paid by such holders to such Class of Group 6 Certificates.

(20)	The Class 6-X Certificates will be issued in certificated, fully-registered form in minimum denominations of 20% of the Percentage Interest therein and increments of 10% in excess thereof.
(21)

The Class P Certificates will not have a Class Principal Balance, will be entitled to distributions of Assigned Prepayment Premiums only and such entitlement shall not be an interest in any REMIC created hereunder.

(22)	The Class P Certificates will be issued in certificated, fully-registered form in minimum denominations of 20% of the Percentage Interest therein and increments of 10% in excess thereof.
(23)

The Class AR Certificates are not themselves issued by REMIC IV, instead, the Class AR Certificates will represent ownership of two REMIC residual interests – Component I of the Class AR (which is the residual interest in REMIC III) and Component II of the Class AR (which is the residual interest in REMIC IV).

(24)	The Class AR Certificates are issued in minimum Percentage Interests of 20%.

For the avoidance of doubt, the Trust Administrator shall account for any interest amount due to a Certificateholder in excess of the interest rate on the REMIC regular interest issued by REMIC IV corresponding to such Certificate as part of the payment made to the Class 6-X Certificates, to the extent it is entitled to funds from the REMIC, and then paid outside of the REMIC pursuant to a separate contractual right to such Certificateholder.

The foregoing REMIC structure is intended to cause all of the cash from the Mortgage Loans to flow through to REMIC IV as cash flow on a REMIC regular interest, without creating any shortfall—actual or potential (other than for credit losses) to any REMIC regular interest. To the extent that the structure is believed to diverge from such intention the Trust Administrator shall resolve ambiguities to accomplish such result and shall to the extent necessary rectify any drafting errors or seek clarification to the structure without Certificateholder approval (but with guidance of counsel) to accomplish such intention.

Set forth below are designations of Classes of Certificates to the categories used herein:

Book-Entry Certificates	All Classes of Certificates other than the Physical Certificates.
Class A Certificates	The Group 1, Group 2, Group 3, Group 4, Group 5, Group 6A and Group 6B Certificates.
Class C-B Certificates	The Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5, Class C-B-6 and Class C-B-7 Certificates.
Class M Certificates	The Class 6-M-1, Class 6-M-2, Class 6-M-3 and Class 6-M-4 Certificates.
ERISA-Restricted Certificates	Residual Certificates and Private Certificates; and any Certificates that do not satisfy the applicable ratings requirement under the Underwriter’s Exemption.
Group 1 Certificates	The Class 1-A-1, Class 1-A-2 and Residual Certificates.
Group 2 Certificates	The Class 2-A-1 and Class 2-A-2 Certificates.
Group 3 Certificates	The Class 3-A-1, Class 3-A-X, Class 3-A-2-1, Class 3-A-2-2 and Class 3-A-3 Certificates.
Group 4 Certificates	The Class 4-A-1 Certificates.
Group 5 Certificates	The Class 5-A-1, Class 5-A-2-1 and Class 5-A-2-2 Certificates.
Group 6 Certificates	The Group 6A, Group 6B, Class 6-X and Class M Certificates.
Group 6A Certificates	The Class 6-A-1-1 and Class 6-A-1-2 Certificates.
Group 6B Certificates	The Class 6-A-2-1 and Class 6-A-2-2 Certificates.
LIBOR Certificates	The Class 3-A-1, Group 6A, Group 6B and Class M Certificates.
Notional Amount Certificates	The Class 3-A-X Certificates and Class 6-X Certificates.
Offered Certificates	All Classes of Certificates other than the Private Certificates.
Private Certificates	The Class C-B-5, Class C-B-6, Class C-B-7, Class 6-X and Class P Certificates.
Physical Certificates	The Residual Certificates and the Private Certificates.
Rating Agencies	Moody’s, S&P and DBRS.
Regular Certificates	All Classes of Certificates other than the Residual Certificates.
Residual Certificates	The Class AR and Class AR-L Certificates.
Senior Certificates	The Class A Certificates.
Subordinate Certificates	The Class M, Group C-B and Class 6-X Certificates.

All covenants and agreements made by the Depositor herein are for the benefit and security of the Certificateholders. The Depositor is entering into this Agreement, and the Trustee is accepting the trusts created hereby and thereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

The parties hereto intend to effect an absolute sale and assignment of the Mortgage Loans to the Trustee for the benefit of Certificateholders under this Agreement. However, the Depositor and the Seller will hereunder absolutely assign and, as a precautionary matter grant a security interest, in and to its rights, if any, in the related Mortgage Loans to the Trustee on behalf of Certificateholders to ensure that the interest of the Certificateholders hereunder in the Mortgage Loans is fully protected.

W I T N E S S E T H T H A T:

In consideration of the mutual agreements herein contained, the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trustee and the Trust Administrator agree as follows:

ARTICLE I

DEFINITIONS

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

1933 Act: The Securities Act of 1933, as amended.

Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

Accrual Period: For any interest bearing Class of Certificates, other than the LIBOR Certificates, and any Distribution Date, the calendar month immediately preceding such Distribution Date and with respect to the LIBOR Certificates, the period beginning on the immediately preceding Distribution Date (or the Closing Date, in the case of the first Accrual Period) and ending on the day immediately preceding such Distribution Date.

Advance: With respect to any Non-Designated Mortgage Loan, any Interim Servicer Advance made with respect to the June 2005 Distribution Date and any payment required to be made by a Servicer or the Master Servicer, as applicable, with respect to any Distribution Date pursuant to Section 5.01.

With respect to any Countrywide Serviced Mortgage Loan, the payment required to be made by (i) Countrywide pursuant to Subsection 11.19 of Exhibit 9 of the Countrywide Underlying Servicing Agreement or (ii) the Master Servicer with respect to any Distribution Date pursuant to Section 3.22(b) of this Agreement.

With respect to any Wachovia Serviced Mortgage Loan, the payment required to be made by (i) Wachovia with respect to any Distribution Date pursuant to Section 5.03 of the Wachovia Underlying Servicing Agreement or (ii) the Master Servicer with respect to any Distribution Date pursuant to Section 3.22(b) of this Agreement.

With respect to any SunTrust Serviced Mortgage Loan, the payment required to be made by (i) SunTrust on the Remittance Date (as defined in the SunTrust Reconstituted Servicing Agreement) relating to any Distribution Date pursuant to Section 5.03 of the SunTrust Underlying Servicing Agreement or (ii) the Master Servicer with respect to any Distribution Date pursuant to Section 3.22(b) of this Agreement.

Adverse REMIC Event: As defined in Section 2.07(f).

Adjustment Date: With respect to each Mortgage Loan, each adjustment date on which the Mortgage Rate thereon changes pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-off Date as to each such Mortgage Loan is set forth in the Mortgage Loan Schedule.

Aggregate Groups 1-5 Collateral Balance: With respect to any date of determination, will be equal to the sum of the Aggregate Loan Group Balances for Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5 as of such date of determination.

Aggregate Group 6 Collateral Balance: With respect to any date of determination, will be equal to the sum of the Aggregate Loan Group Balances for Loan Group 6A and Loan Group 6B as of such date of determination.

Aggregate Loan Group Balance: With respect to any Loan Group and as of any date of determination, will be equal to the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group as of the first day of the month of such date of determination, plus, with respect to Loan Group 6B, the amount on deposit in the Prefunding Account as of the first day of such month.

Aggregate Subsequent Transfer Amount: With respect to any Subsequent Transfer Date, the aggregate Stated Principal Balances as of the applicable Cut-off Date of the Subsequent Mortgage Loans conveyed on such Subsequent Transfer Date, as listed on the revised Mortgage Loan Schedule delivered pursuant to Section 2.01(e); provided, however, that such amount shall not exceed the amount on deposit in the Prefunding Account.

Agreement: This Pooling and Servicing Agreement and all amendments or supplements hereto.

Ancillary Income: All income derived from the Non-Designated Mortgage Loans, other than Servicing Fees and Master Servicing Fees, including but not limited to, late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges. Ancillary Income does not include any Assigned Prepayment Premiums.

Applied Loss Amount: With respect to any Distribution Date, with respect to the Group 6 Certificates, the excess, if any, of (i) the aggregate Class Principal Balances of the Group 6 Certificates (other than the related Notional Amount Certificates), after giving effect to all Realized Losses with respect to the Mortgage Loans in Loan Group 6 during the Collection Period for such Distribution Date and payments of principal on such Distribution Date over (ii) the Aggregate Group 6 Collateral Balance for such Distribution Date.

Appraised Value: The appraised value of the Mortgaged Property based upon the appraisal made for the originator at the time of the origination of the related Mortgage Loan or the sales price of the Mortgaged Property at the time of such origination, whichever is less, or (i) with respect to any Mortgage Loan that represents a refinancing other than a Streamlined Mortgage Loan, the lower of the appraised value at origination or the appraised value of the Mortgaged Property based upon the appraisal made at the time of such refinancing and (ii) with respect to any Streamlined Mortgage Loan, the appraised value of the Mortgaged Property based upon the appraisal made in connection with the origination of the mortgage loan being refinanced.

Assigned Prepayment Premium: Any Prepayment Premium on a Wells Fargo Serviced Mortgage Loan or a GreenPoint Serviced Mortgage Loan and any other Prepayment Premium on deposit in the Certificate Account.

Assignment and Assumption Agreement: That certain assignment and assumption agreement dated as of May 1, 2005, by and between DLJ Mortgage Capital, Inc., as assignor, and the Depositor, as assignee, relating to the Mortgage Loans.

Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment or mortgage of the related Proprietary Lease from the Mortgagor to the originator of the Cooperative Loan.

Available Distribution Amount: With respect to any Distribution Date and each of Group 1, Group 2, Group 3, Group 4 and Group 5 the sum of:

(i)   all amounts in respect of Scheduled Payments (net of the related Expense Fees) due on the related Due Date and received prior to the related Determination Date on the related Mortgage Loans, together with any Advances in respect thereof;

(ii)                 all Insurance Proceeds (to the extent not applied to the restoration of the Mortgaged Property or released to the Mortgagor in accordance with the applicable Servicer’s Accepted Servicing Standards), all Liquidation Proceeds received during the calendar month preceding the month of that Distribution Date on the related Mortgage Loans, in each case net of unreimbursed Liquidation Expenses incurred with respect to such Mortgage Loans;

(iii)                all Principal Prepayments received during the related Prepayment Period on the related Mortgage Loans, excluding Prepayment Premiums;

(iv)                amounts received with respect to such Distribution Date as the Substitution Adjustment Amount or Purchase Price in respect of a Mortgage Loan in the related Loan Group repurchased by the Seller, purchased by a Holder of a Subordinate Certificate pursuant to Section 3.11(f) or purchased by the Special Servicer pursuant to Section 3.11(g) as of such Distribution Date;

(v) any amounts payable as Compensating Interest Payments by a Servicer with respect to the related Mortgage Loans on such Distribution Date;

(vi)	all Recoveries, if any; and

(vii)               the portion of the Mortgage Loan Purchase Price related to such Loan Group paid in connection with an Optional Termination up to the amount of the Par Value for such Loan Group;

in the case of clauses (i) through (iv) above reduced by amounts in reimbursement for Advances previously made and other amounts as to which the Trustee, the Trust Administrator, a Servicer or the Master Servicer is entitled to be reimbursed pursuant to Section 3.08 in respect of the related Mortgage Loans or otherwise.

Back-Up Servicer: Wells Fargo Bank, National Association, acting in its capacity as back-up servicer for the SPS Serviced Loans hereunder, or its successors in interest, as applicable.

Bankruptcy Code: The United States Bankruptcy Code, as amended from time to time (11 U.S.C. §§ 101 et seq.).

Bankruptcy Coverage Termination Date: The point in time at which the Bankruptcy Loss Coverage Amount is reduced to zero.

Bankruptcy Loss: With respect to any Loan Group, Realized Losses on the Mortgage Loans in that Loan Group incurred as a result of a Deficient Valuation or Debt Service Reduction.

Bankruptcy Loss Coverage Amount: As of any Determination Date, the Bankruptcy Loss Coverage Amount shall equal the Initial Bankruptcy Loss Coverage Amount as reduced by (i) the aggregate amount of Bankruptcy Losses allocated to the Class C-B Certificates since the Cut-off Date and

(ii) any permissible reductions in the Bankruptcy Loss Coverage Amount as evidenced by a letter of each Rating Agency to the Trust Administrator to the effect that any such reduction will not result in a downgrading, or otherwise adversely affect, of the then current ratings assigned to such Classes of Certificates rated by it.

Basis Risk Shortfall: For any Class of LIBOR Certificates and any Distribution Date, the sum of (i) the excess, if any, of (a) the related Current Interest calculated on the basis of the least of (x) the applicable Certificate Index plus the applicable Certificate Margin, (y) the Maximum Interest Rate and (z) 11.00% over (b) the related Current Interest for the applicable Distribution Date, (ii) any amount described in clause (i) remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) for the related Accrual Period calculated at a per annum rate equal to the least of (x) the applicable Certificate Index plus the applicable Certificate Margin, (y) the applicable Maximum Interest Rate and (z) 11.00%.

Beneficial Holder: A Person holding a beneficial interest in any Certificate through a Participant or an Indirect Participant or a Person holding a beneficial interest in any Definitive Certificate.

Book-Entry Certificates: As specified in the Preliminary Statement.

Book-Entry Form: Any Certificate held through the facilities of the Depository.

Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in New York or the state in which the office of the Master Servicer or any Servicer or the Corporate Trust Office of the Trustee or Trust Administrator are located are authorized or obligated by law or executive order to be closed.

Calendar Quarter: January 1 through March 31, April 1 through June 30, July 1 through September 30, or October 1 through December 31, as applicable.

Capitalized Interest Account: The separate Eligible Account designated as such and created and maintained by the Trust Administrator pursuant to Section 3.05(h) hereof. The Capitalized Interest Account shall be treated as an “outside reserve fund” under applicable Treasury regulations and shall not be part of any REMIC. Except as provided in Section 3.05(h) hereof, any investment earnings on the Capitalized Interest Account shall be treated as owned by the Depositor and will be taxable to the Depositor.

Capitalized Interest Deposit: $860,147.72.

Capitalized Interest Distribution: With respect to the June 2005, July 2005 and August 2005 Distribution Dates, an amount equal to 30 days of interest (based on a 360-day year) on the aggregate amount on deposit in the Prefunding Account at the end of the related Collection Period accruing at a per annum rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group 6B as of the first day of the related Collection Period. If REMIC II is unable to pay the REMIC II Interests in respect of Group 6B their stated pass-through rates due to an insufficiency in the Capitalized Interest Distribution, the Depositor will contribute any amounts to REMIC II necessary to pay the REMIC II Interests their stated pass-through rates.

Capitalized Interest Release Amount: With respect to each of the June 2005, July 2005 and August 2005 Distribution Dates, an amount equal to the excess of (a) the amount remaining on deposit in the Capitalized Interest Account on such Distribution after distribution of the Capitalized

Interest Distribution for such Distribution Date, over (b) the Capitalized Interest Requirement for such Distribution Date.

Capitalized Interest Requirement: With respect to the June 2005 Distribution Date, an amount equal to 60 days of interest (based on a 360-day year) accruing at the Capitalized Interest Requirement Rate for such Distribution Date on the aggregate amount on deposit in the Prefunding Account at the end of the related Collection Period and with respect to the July 2005 Distribution Date, an amount equal to 30 days of interest (based on a 360-day year) accruing at the Capitalized Interest Requirement Rate for such Distribution Date on the aggregate amount on deposit in the Prefunding Account at the end of the related Collection Period. With respect to the August 2005 Distribution Date and any Distribution Date thereafter, zero.

Capitalized Interest Requirement Rate: With respect to the June 2005 and July 2005 Distribution Dates, a per annum rate equal to the sum of (i) the Certificate Index for such Distribution Date, (ii) the weighted average of the Certificate Margins of the Group 6B Certificates for such Distribution Date (weighted with respect to the Group 6 Subordinate Certificates based on the related portion of the Group 6B Subordinate Balance), (iii) the weighted average of the Expense Fee Rates of the Mortgage Loans in Loan Group 6B for such Distribution Date and (iv) with respect to the June 2005 Distribution Date, 0.35% and with respect to the July 2005 Distribution Date, 0.70%.

Carryforward Interest: For any Class of LIBOR Certificates and any Distribution Date, the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest for such Class from previous Distribution Dates exceeds (y) the amount paid in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Pass-Through Rate.

Cash Remittance Date: With respect to any Distribution Date and (A) SPS and GreenPoint, the 7th calendar day preceding such Distribution Date, or if such 7th calendar day is not a Business Day, the Business Day immediately preceding such 7th calendar day and (B) Wells Fargo, the Designated Servicers and the Special Servicer, the 18th calendar day of the month in which the Distribution Date occurs, or if such 18th calendar day is not a Business Day, the Business Day immediately following such 18th calendar day.

Certificate: Any Certificates executed and authenticated by the Trust Administrator on behalf of the Trustee for the benefit of the Certificateholders in substantially the form or forms attached as Exhibits A through G hereto.

Certificate Account: The separate Eligible Account created and maintained with the Trust Administrator, or any other bank or trust company acceptable to the Rating Agencies which is incorporated under the laws of the United States or any state thereof pursuant to Section 3.05, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trust Administrator, as agent for the Trustee, on behalf of the Certificateholders or any other account serving a similar function acceptable to the Rating Agencies. Funds in the Certificate Account may (i) be held uninvested without liability for interest or compensation thereon or (ii) be invested at the direction of the Trust Administrator in Eligible Investments and reinvestment earnings thereon (net of investment losses) shall be paid to the Trust Administrator. Funds deposited in the Certificate Account (exclusive of the amounts permitted to be withdrawn pursuant to Section 3.08(b)) shall be held in trust for the Certificateholders.

Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof (i) minus all distributions of principal and allocations of Realized Losses, including Excess Losses or Applied Loss Amounts, as applicable, previously made or allocated with respect thereto and, in the case of the Class 6-A-2-2 Certificates and any Subordinate Certificates, reduced by any such amounts allocated to such Class on prior Distribution Dates pursuant to Section 4.02 and (ii) plus the amount of any increase to the Certificate Balance of such Certificate pursuant to Section 4.03.

With respect to each Class 6-X Certificate, on any date of determination, an amount equal to the Percentage Interest evidenced by such Certificate multiplied by an amount equal to (i) the excess, if any, of (A) the Aggregate Group 6 Collateral Balance as of such date of determination, over (B) the then aggregate Class Principal Balance of the Group 6A, Group 6B and Class M Certificates then outstanding, which represents the sum of (i) the initial principal balance of the REMIC IV Regular Interest 6-X-PO, as reduced by Realized Losses allocated thereto and payments deemed made thereon, and (ii) accrued and unpaid interest on the REMIC IV Regular Interest 6-X-IO, as reduced by Realized Losses allocated thereto.

Certificate Group: Any of Certificate Group 1, Certificate Group 2, Certificate Group 3, Certificate Group 4, Certificate Group 5 or Certificate Group 6, as applicable.

Certificate Group 1: Any of the Certificates with a Class designation beginning with “1” and relating to Loan Group 1.

Certificate Group 2: Any of the Certificates with a Class designation beginning with “2” and relating to Loan Group 2.

Certificate Group 3: Any of the Certificates with a Class designation beginning with “3” and relating to Loan Group 3.

Certificate Group 4: Any of the Certificates with a Class designation beginning with “4” and relating to Loan Group 4.

Certificate Group 5: Any of the Certificates with a Class designation beginning with “5” and relating to Loan Group 5.

Certificate Group 6: Any of the Certificates with a Class designation beginning with “6” and relating to Loan Group 6.

Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register.

Certificate Index: With respect to each Distribution Date and the LIBOR Certificates, the rate for one month United States dollar deposits quoted on Telerate Page 3750 as of 11:00 A.M., London time, on the related Interest Determination Date relating to each Class of LIBOR Certificates. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying one month LIBOR or comparable rates as may be reasonably selected by the Trust Administrator after consultation with DLJMC), the rate will be the related Reference Bank Rate. If no such quotations can be obtained and no related Reference Bank Rate is available, the Certificate Index with respect to the LIBOR Certificates will be the Certificate Index applicable to such Certificates on the preceding Distribution Date.

On the Interest Determination Date immediately preceding each Distribution Date, the Trust Administrator shall determine each Certificate Index for the Accrual Period commencing on such Distribution Date and inform the Master Servicer and each Servicer of such rate.

Certificate Margin: As to each Class of LIBOR Certificates, the applicable amount set forth below:

	Certificate Margin
Class	(1)	(2)
3-A-1	0.100%	0.200%
6-A-1-1	0.220%	0.440%
6-A-1-2	0.290%	0.580%
6-A-2-1	0.230%	0.460%
6-A-2-2	0.280%	0.560%
6-M-1	0.450%	0.950%
6-M-2	0.750%	1.250%
6-M-3	1.250%	1.750%
6-M-4	2.100%	2.600%

___________

(1)	On and prior to the first Distribution Date on which the Optional Termination for Loan Groups 1-5 or Loan Group 6, as applicable, may occur.
(2)	After the first Distribution Date on which the Optional Termination for Loan Groups 1-5 or Loan Group 6, as applicable, may occur.

Certificate Register: The register maintained pursuant to Section 6.02(a) hereof.

Class: All Certificates bearing the same class designation as set forth in the Preliminary Statement.

Class C-B Credit Support Depletion Date: The first Distribution Date on which the aggregate Class Principal Balance of the Class C-B Certificates has been or will be reduced to zero.

Class 3-A-1 Basis Risk Reserve Fund: The separate Eligible Account created and initially maintained by the Trust Administrator pursuant to Section 4.09 in the name of the Trust Administrator for the benefit of the Certificateholders and designated “Wells Fargo Bank, N.A. in trust for registered holders of Adjustable Rate Mortgage Trust 2005-5, Adjustable Rate Mortgage-Backed Pass Through Certificates, Series 2005-5, Class 3-A-1 Certificates.” Funds in the Class 3-A-1 Basis Risk Reserve Fund shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement. The Class 3-A-1 Basis Risk Reserve Fund will not be an asset of any REMIC. Ownership of the Class 3-A-1 Basis Risk Reserve Fund is evidenced by the Class 3-A-X Certificates.

Class 3-A-1 Cap Rate: For any Distribution Date and the Class 3-A-1 Certificates, will be equal to the product of (a) the Net WAC Rate for Loan Group 3 for that Distribution Date and (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period.

Class 3-A-1 Interest Rate Cap Agreement: The interest rate cap agreement relating to the Class 3-A-1 Certificates consisting of the ISDA Master Agreement and the Schedule dated as of the Closing Date and the Confirmation thereto, between the Trustee on behalf of the Trust and the Class 3-A-1 Interest Rate Cap Counterparty, as such agreement may be amended and supplemented in accordance with its terms and any replacement Class 3-A-1 Interest Rate Cap Agreement acceptable to the Depositor and the Trustee.

Class 3-A-1 Interest Rate Cap Agreement Notional Amount: The relevant notional amount for a Class 3-A-1 Interest Rate Cap Agreement Payment Date pursuant to the terms of the Class 3-A-1 Interest Rate Cap Agreement.

Class 3-A-1 Interest Rate Cap Agreement Payment Date: With respect to the Class 3-A-1 Interest Rate Cap Agreement, the 25th day of each month, beginning in June 2005, to and including the Distribution Date in February 2008, subject to the modified following business day convention (within the meaning of the 2000 ISDA Definitions). After the related Termination Date, no payments shall be made under the related Class 3-A-1 Interest Rate Cap Agreement.

Class 3-A-1 Interest Rate Cap Counterparty: Credit Suisse First Boston International, or any successor in interest thereto under the Class 3-A-1 Interest Rate Cap Agreement.

Class 3-A-X Notional Amount: For any Distribution Date, the Class Principal Balance of the Class 3-A-1 Certificates immediately prior to that Distribution Date.

Class 3-A-2-1 TAC Balance: For any Distribution Date, the balance set forth next to such Distribution Date in the schedule below:

Distribution Date	Balance	Distribution Date	Balance
June 2005	$19,430,000.00	November 2008	$12,106,214.40
July 2005	$19,430,000.00	December 2008	$11,657,929.49
August 2005	$19,430,000.00	January 2009	$11,217,961.78
September 2005	$19,430,000.00	February 2009	$10,786,157.23
October 2005	$19,430,000.00	March 2009	$10,362,364.64
November 2005	$19,430,000.00	April 2009	$ 9,946,435.64
December 2005	$19,430,000.00	May 2009	$ 9,538,224.56
January 2006	$19,430,000.00	June 2009	$ 9,137,588.47
February 2006	$19,430,000.00	July 2009	$ 8,744,387.04
March 2006	$19,430,000.00	August 2009	$ 8,358,482.57
April 2006	$19,430,000.00	September 2009	$ 7,979,739.89
May 2006	$19,430,000.00	October 2009	$ 7,608,026.34
June 2006	$19,430,000.00	November 2009	$ 7,243,211.70
July 2006	$19,430,000.00	December 2009	$ 6,885,168.17
August 2006	$19,430,000.00	January 2010	$ 6,533,770.32
September 2006	$19,430,000.00	February 2010	$ 6,188,895.02
October 2006	$19,430,000.00	March 2010	$ 5,850,421.43
November 2006	$19,430,000.00	April 2010	$ 5,518,230.96
December 2006	$19,430,000.00	May 2010	$ 5,192,207.19
January 2007	$19,430,000.00	June 2010	$ 4,872,235.86
February 2007	$19,430,000.00	July 2010	$ 4,558,204.83
March 2007	$19,430,000.00	August 2010	$ 4,250,004.04
April 2007	$19,430,000.00	September 2010	$ 3,947,525.45
May 2007	$19,430,000.00	October 2010	$ 3,650,663.03
June 2007	$19,430,000.00	November 2010	$ 3,359,312.71
July 2007	$19,430,000.00	December 2010	$ 3,073,372.34
August 2007	$19,430,000.00	January 2011	$ 2,792,741.67
September 2007	$19,430,000.00	February 2011	$ 2,517,322.31
October 2007	$19,430,000.00	March 2011	$ 2,247,017.66
November 2007	$18,839,514.55	April 2011	$ 1,981,732.95
December 2007	$18,192,286.76	May 2011	$ 1,721,375.12
January 2008	$17,557,078.19	June 2011	$ 1,465,852.88
February 2008	$16,933,666.38	July 2011	$ 1,215,076.58
March 2008	$16,358,824.15	August 2011	$ 968,958.27
April 2008	$15,794,992.66	September 2011	$ 727,411.60
May 2008	$15,205,664.47	October 2011	$ 490,351.83
June 2008	$14,627,283.51	November 2011	$ 257,695.80
July 2008	$14,059,647.16	December 2011	$ 29,361.86
August 2008	$13,502,556.53	January 2012
September 2008	$13,028,366.51	and thereafter	$ 0.00
October 2008	$12,562,973.44

Class 3-A-2-2 TAC Balance: For any Distribution Date, the balance set forth next to such Distribution Date in the schedule below:

Distribution Date	Balance	Distribution Date	Balance
June 2005	$12,960,000.00	November 2008	$8,074,963.39
July 2005	$12,960,000.00	December 2008	$7,775,952.97
August 2005	$12,960,000.00	January 2009	$7,482,490.21
September 2005	$12,960,000.00	February 2009	$7,194,472.35
October 2005	$12,960,000.00	March 2009	$6,911,798.55
November 2005	$12,960,000.00	April 2009	$6,634,369.83
December 2005	$12,960,000.00	May 2009	$6,362,089.05
January 2006	$12,960,000.00	June 2009	$6,094,860.86
February 2006	$12,960,000.00	July 2009	$5,832,591.67
March 2006	$12,960,000.00	August 2009	$5,575,189.61
April 2006	$12,960,000.00	September 2009	$5,322,564.54
May 2006	$12,960,000.00	October 2009	$5,074,627.97
June 2006	$12,960,000.00	November 2009	$4,831,293.03
July 2006	$12,960,000.00	December 2009	$4,592,474.50
August 2006	$12,960,000.00	January 2010	$4,358,088.70
September 2006	$12,960,000.00	February 2010	$4,128,053.50
October 2006	$12,960,000.00	March 2010	$3,902,288.31
November 2006	$12,960,000.00	April 2010	$3,680,714.01
December 2006	$12,960,000.00	May 2010	$3,463,252.97
January 2007	$12,960,000.00	June 2010	$3,249,828.96
February 2007	$12,960,000.00	July 2010	$3,040,367.20
March 2007	$12,960,000.00	August 2010	$2,834,794.26
April 2007	$12,960,000.00	September 2010	$2,633,038.08
May 2007	$12,960,000.00	October 2010	$2,435,027.94
June 2007	$12,960,000.00	November 2010	$2,240,694.43
July 2007	$12,960,000.00	December 2010	$2,049,969.40
August 2007	$12,960,000.00	January 2011	$1,862,786.01
September 2007	$12,960,000.00	February 2011	$1,679,078.60
October 2007	$12,960,000.00	March 2011	$1,498,782.76
November 2007	$12,566,140.43	April 2011	$1,321,835.25
December 2007	$12,134,433.17	May 2011	$1,148,174.04
January 2008	$11,710,742.84	June 2011	$ 977,738.20
February 2008	$11,294,921.07	July 2011	$ 810,467.96
March 2008	$10,911,495.68	August 2011	$ 646,304.64
April 2008	$10,535,414.56	September 2011	$ 485,190.65
May 2008	$10,142,326.89	October 2011	$ 327,069.47
June 2008	$ 9,756,541.14	November 2011	$ 171,885.62
July 2008	$ 9,377,922.14	December 2011	$ 19,584.65
August 2008	$ 9,006,337.24	January 2012
September 2008	$ 8,690,047.87	and thereafter	$ 0.00
October 2008	$ 8,379,626.14

Class 6-M-1 Principal Payment Amount: For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred with respect to such Distribution Date, will be the amount, if any, by which (x) the sum of (i) the aggregate Class Principal Balance of the Group 6A Senior Certificates and the Group 6B Senior Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the Class Principal Balance of the Class 6-M-1 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 90.30% and (ii) the Aggregate Group 6 Collateral Balance for such Distribution Date and (B) the amount, if any, by which (i) the Aggregate Group 6 Collateral Balance for such Distribution Date exceeds (ii) 0.50% of the Aggregate Group 6 Collateral Balance as of the Initial Cut-off Date.

Class 6-M-2 Principal Payment Amount: For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred with respect to such Distribution Date, will be the amount, if any, by which (x) the sum of (i) the aggregate Class Principal Balance of the Group 6A Senior Certificates, Group 6B Senior Certificates and Class 6-M-1 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the Class Principal Balance of the Class 6-M-2 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 94.90% and (ii) the Aggregate Group 6 Collateral Balance for such Distribution Date and (B) the amount, if any, by which (i) the Aggregate Group 6 Collateral Balance for such Distribution Date exceeds (ii) 0.50% of the Aggregate Group 6 Collateral Balance as of the Initial Cut-off Date.

Class 6-M-3 Principal Payment Amount: For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred with respect to such Distribution Date, will be the amount, if any, by which (x) the sum of (i) the aggregate Class Principal Balance of the Group 6A Senior Certificates, Group 6B Senior Certificates, Class 6-M-1 and Class 6-M-2 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the Class Principal Balance of the Class 6-M-3 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 97.30% and (ii) the Aggregate Group 6 Collateral Balance for such Distribution Date and (B) the amount, if any, by which (i) the Aggregate Group 6 Collateral Balance for such Distribution Date exceeds (ii) 0.50% of the Aggregate Group 6 Collateral Balance as of the Initial Cut-off Date.

Class 6-M-4 Principal Payment Amount: For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred with respect to such Distribution Date, will be the amount, if any, by which (x) the sum of (i) the aggregate Class Principal Balance of the Group 6A Senior Certificates, Group 6B Senior Certificates, Class 6-M-1, Class 6-M-2 and Class 6-M-3 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the Class Principal Balance of the Class 6-M-4 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 99.00% and (ii) the Aggregate Group 6 Collateral Balance for such Distribution Date and (B) the amount, if any, by which (i) the Aggregate Group 6 Collateral Balance for such Distribution Date exceeds (ii) 0.50% of the Aggregate Group 6 Collateral Balance as of the Initial Cut-off Date.

Class 6-X Distributable Amount: On the first Distribution Date, the Class 6-X Distributable Amount shall be equal to the excess of (a) the interest accruing on the Group 6 Mortgage Loans (disregarding for purposes of determining this rate any prepayments during the first Accrual Period and continuing to treat such Mortgage Loans as outstanding) over (b) the Current Interest due on the Group 6A Senior Certificates, Group 6B Senior Certificates and Class M Certificates on such Distribution Date. With respect to any Distribution Date after the first Distribution Date and the Class 6-X Certificates, to the extent of any Monthly Excess Cashflow remaining on such Distribution Date after the distribution of amounts pursuant to Section 4.01(II)(d)(i)-(xi), the sum of (a) the amount of interest accrued during the related Accrual Period on the Class 6-X Certificates (as described in the Preliminary Statement) and (b) the Overcollateralization Release Amount, if any, for such Distribution Date.

Class 6-X Notional Amount: With respect to the Class 6-X Certificates or REMIC IV Regular Interest 6-X-IO and any Distribution Date, the aggregate of the Uncertificated Principal Balances of the REMIC III Regular Interests LT1, LT2, LT3, LT4, LT5, LT6, LT7, LT8, LT-Y6A and LT-Y6B immediately prior to such Distribution Date, (which for clarification is equal to the Aggregate Group 6 Collateral Balance as of the first day of the related Collection Period (excluding any such Mortgage Loans that were subject to a Payoff, the principal of which was distributed on the Distribution Date preceding the current Distribution Date)).

Class A Certificates: As specified in the Preliminary Statement.

Class C-B Certificates: As specified in the Preliminary Statement.

Class Interest Shortfall: With respect to any Distribution Date and Class of Group 1, Group 2, Group 3, Group 4, Group 5 and Class C-B Certificates, the amount by which the amount described in clause (i) of the definition of Interest Distribution Amount for such Class, exceeds the amount of interest actually distributed on such Class on such Distribution Date.

Class M Certificates: The Class 6-M-1, Class 6-M-2, Class 6-M-3 and Class 6-M-4 Certificates.

Class Notional Amount: The Class 3-A-X Notional Amount or Class 6-X Notional Amount, as applicable.

Class Principal Balance: With respect to any Class and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

Class Unpaid Interest Amounts: With respect to any Distribution Date and Class of interest bearing Group 1, Group 2, Group 3, Group 4, Group 5 and Class C-B Certificates, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount distributed on such Class on prior Distribution Dates pursuant to clause (ii) of the definition of Interest Distribution Amount.

Class Y Principal Reduction Amounts: For any Distribution Date, the amounts by which the Uncertificated Principal Balances of the Class Y Regular Interests will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as described in Appendix A.

Class Y Regular Interests: The Class Y-1, Class Y-2, Class Y-3, Class Y-4, Class Y-5, Class Y-6A and Class Y-6B Regular Interests.

Class Y-1 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class Y-1 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Y-1 Regular Interest on such Distribution Date.

Class Y-1 Principal Reduction Amount: The Class Y Principal Reduction Amount for the Class Y-1 Regular Interest as determined pursuant to the provisions of the Appendix A.

Class Y-1 Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

Class Y-2 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class Y-2 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Y-2 Regular Interest on such Distribution Date.

Class Y-2 Principal Reduction Amount: The Class Y Principal Reduction Amount for the Class Y-2 Regular Interest as determined pursuant to the provisions of the Appendix A.

Class Y-2 Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

Class Y-3 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class Y-3 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Y-3 Regular Interest on such Distribution Date.

Class Y-3 Principal Reduction Amount: The Class Y Principal Reduction Amount for the Class Y-3 Regular Interest as determined pursuant to the provisions of the Appendix A.

Class Y-3 Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

Class Y-4 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class Y-4 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Y-4 Regular Interest on such Distribution Date.

Class Y-4 Principal Reduction Amount: The Class Y Principal Reduction Amount for the Class Y-4 Regular Interest as determined pursuant to the provisions of the Appendix A.

Class Y-4 Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

Class Y-5 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class Y-5 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Y-5 Regular Interest on such Distribution Date.

Class Y-5 Principal Reduction Amount: The Class Y Principal Reduction Amount for the Class Y-5 Regular Interest as determined pursuant to the provisions of the Appendix A.

Class Y-5 Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

Class Y-6A Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class Y-6A Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Y-6A Regular Interest on such Distribution Date.

Class Y-6A Principal Reduction Amount: The Class Y Principal Reduction Amount for the Class Y-6A Regular Interest as determined pursuant to the provisions of the Appendix A.

Class Y-6A Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

Class Y-6B Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class Y-6B Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Y-6B Regular Interest on such Distribution Date.

Class Y-6B Principal Reduction Amount: The Class Y Principal Reduction Amount for the Class Y-6B Regular Interest as determined pursuant to the provisions of the Appendix A.

Class Y-6B Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

Class Z Principal Reduction Amounts: For any Distribution Date, the amounts by which the Uncertificated Principal Balances of the Class Z Regular Interests will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, which shall be in each case the excess of (A) the sum of (x) the excess of the REMIC I or REMIC II Available Distribution Amount for the related Group (i.e. the “related Group” for the Class Z-1 Regular Interest is the Group 1 Loans, the “related Group” for the Class Z-2 Regular Interest is the Group 2 Loans, the “related Group” for the Class Z-3 Regular Interest is the Group 3 Loans, the “related Group” for the Class Z-4 Regular Interest is the Group 4 Loans, the “related Group” for the Class Z-5 Regular Interest is the Group 5 Loans, the “related Group” for the Class Z-6A Regular Interest is the Group 6A Loans and the “related Group” for the Class Z-6B Regular Interest is the Group 6B Loans) exclusive of any Recoveries included therein over the amounts thereof distributable (i) in respect of interest on such Class Z Regular Interest and the related Class Y Regular Interest and (ii) in the case of the Group 1 Loans, to the Class AR-L Certificates and (y) the amount of Realized Losses allocable to principal for the related Group over (B) the Class Y Principal Reduction Amount for the related Group.

Class Z Regular Interests: The Class Z-1, Class Z-2, Class Z-3, Class Z-4, Class Z-5, Class Z-6A and Class Z-6B Regular Interests

Class Z-1 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class Z-1 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Z-1 Regular Interest on such Distribution Date.

Class Z-1 Principal Reduction Amount: The Class Z Principal Reduction Amount for the Class Z-1 Regular Interest as determined pursuant to the provisions of the Appendix A.

Class Z-1 Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

Class Z-2 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class Z-2 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Z-2 Regular Interest on such Distribution Date.

Class Z-2 Principal Reduction Amount: The Class Z Principal Reduction Amount for the Class Z-2 Regular Interest as determined pursuant to the provisions of the Appendix A.

Class Z-2 Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

Class Z-3 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class Z-3 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Z-3 Regular Interest on such Distribution Date .

Class Z-3 Principal Reduction Amount: The Class Z Principal Reduction Amount for the Class Z-3 Regular Interest as determined pursuant to the provisions of the Appendix A.

Class Z-3 Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

Class Z-4 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class Z-4 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Z-4 Regular Interest on such Distribution Date.

Class Z-4 Principal Reduction Amount: The Class Z Principal Reduction Amount for the Class Z-4 Regular Interest as determined pursuant to the provisions of the Appendix A.

Class Z-4 Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

Class Z-5 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class Z-5 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Z-5 Regular Interest on such Distribution Date.

Class Z-5 Principal Reduction Amount: The Class Z Principal Reduction Amount for the Class Z-5 Regular Interest as determined pursuant to the provisions of the Appendix A.

Class Z-5 Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

Class Z-6A Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class Z-6A Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Z-6A Regular Interest on such Distribution Date.

Class Z-6A Principal Reduction Amount: The Class Z Principal Reduction Amount for the Class Z-6A Regular Interest as determined pursuant to the provisions of the Appendix A.

Class Z-6A Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

Class Z-6B Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class Z-6B Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Z-6B Regular Interest on such Distribution Date.

Class Z-6B Principal Reduction Amount: The Class Z Principal Reduction Amount for the Class Z-6B Regular Interest as determined pursuant to the provisions of the Appendix A.

Class Z-6B Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

Clearing Agency: An organization registered as a “clearing agency” pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, which initially shall be DTC, the nominee of which is Cede & Co., as the registered Holder of the Book Entry Certificates. The Clearing Agency shall at all times be a “clearing corporation” as defined in Section 8 102(a)(5) of the Uniform Commercial Code of the State of New York.

Closing Date: May 27, 2005.

Code: The Internal Revenue Code of 1986, as amended.

Collection Account: The accounts established and maintained by a Servicer in accordance with Section 3.05.

Collection Period: With respect to each Distribution Date, the period commencing on the second day of the month preceding the month of the Distribution Date and ending on the first day of the month of the Distribution Date.

Commencement of Foreclosure: The first official action required under local law to commence foreclosure proceedings or to schedule a trustee’s sale under a deed of trust, including: (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose; or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale.

Compensating Interest Payment: For any Distribution Date and the SPS Serviced Mortgage Loans, the lesser of (i) the aggregate Servicing Fee payable to SPS in respect of the SPS Serviced Mortgage Loans for such Distribution Date and (ii) the aggregate Prepayment Interest Shortfall allocable to Payoffs and Curtailments with respect to the SPS Serviced Mortgage Loans.

For any Distribution Date and the GreenPoint Serviced Mortgage Loans, the lesser of (i) the aggregate Servicing Fee payable to GreenPoint in respect of the GreenPoint Serviced Mortgage Loans for such Distribution Date, and (ii) the aggregate Prepayment Interest Shortfall allocable to Payoffs and Curtailments with respect to the GreenPoint Serviced Mortgage Loans.

For any Distribution Date and the Wells Fargo Serviced Mortgage Loans, the lesser of (i) one twelfth (1/12) of a percentage (which ranges from 0.25% to 0.375%) of the aggregate Stated Principal Balance of the Wells Fargo Serviced Mortgage Loans, as of the Due Date in the month of such Distribution Date, and (ii) the aggregate Prepayment Interest Shortfall allocable to Payoffs and Curtailments with respect to the Wells Fargo Serviced Mortgage Loans.

For any Distribution Date and the Master Servicer, the Compensating Interest Payment shall be equal to:

(a) with respect to the SPS Serviced Mortgage Loans, the excess of (i) the Compensating Interest Payment required to be remitted by SPS for such Distribution Date over (ii) the Compensating Interest Payment actually remitted by SPS for such Distribution Date;

(b) with respect to the Wells Fargo Serviced Mortgage Loans, the excess of (i) the Compensating Interest Payment required to be remitted by Wells Fargo for such Distribution Date over (ii) the Compensating Interest Payment actually remitted by Wells Fargo for such Distribution Date;

(c) with respect to the GreenPoint Serviced Mortgage Loans, the excess of (i) the Compensating Interest Payment required to be remitted by GreenPoint for such Distribution Date over (ii) the amount of the Compensating Interest Payment actually remitted by GreenPoint for such Distribution Date;

(d) with respect to the SunTrust Serviced Mortgage Loans, the excess of (i) the Compensating Interest (as defined in the SunTrust Reconstituted Servicing Agreement) required to be remitted by SunTrust on the Remittance Date (as defined in the SunTrust Reconstituted Servicing Agreement) relating to such Distribution Date over (ii) the Compensating Interest (as defined in the SunTrust Reconstituted Servicing Agreement) actually remitted by SunTrust on the Remittance Date (as defined in the SunTrust Reconstituted Servicing Agreement) relating to such Distribution Date;

(e) with respect to the Countrywide Serviced Mortgage Loans, the excess of (i) the Compensating Interest (as defined in the Countrywide Servicing Agreement) required to be remitted by Countrywide on the Monthly Remittance Date (as defined in the Countrywide Servicing Agreement) relating to such Distribution Date over (ii) the amount of Compensating Interest (as defined in the Countrywide Servicing Agreement) actually remitted by Countrywide on the Monthly Remittance Date (as defined in the Countrywide Servicing Agreement) relating to such Distribution Date;

(f)  with respect to the Wachovia Serviced Mortgage Loans, the excess of (i) the Compensating Interest (as defined in the Wachovia Servicing Agreement) required to be remitted by Wachovia on the Monthly Remittance Date (as defined in the Wachovia Servicing Agreement) relating to such Distribution Date over (ii) the amount of Compensating Interest (as defined in the Wachovia Servicing Agreement) actually remitted by Wachovia on the Monthly Remittance Date (as defined in the Wachovia Servicing Agreement) relating to such Distribution Date.

Cooperative Corporation: With respect to any Cooperative Loan, the cooperative apartment corporation that holds legal title to the related Cooperative Property and grants occupancy rights to units therein to stockholders through Proprietary Leases or similar arrangements.

Cooperative Lien Search: A search for (a) federal tax liens, mechanics’ liens, lis pendens, judgments of record or otherwise against (i) the Cooperative Corporation and (ii) the seller of the Cooperative Unit, (b) filings of Financing Statements and (c) the deed of the Cooperative Property into the Cooperative Corporation.

Cooperative Loan: A Mortgage Loan that is secured by a first lien on and a perfected security interest in Cooperative Shares and the related Proprietary Lease granting exclusive rights to occupy the related Cooperative Unit in the building owned by the related Cooperative Corporation.

Cooperative Property: With respect to any Cooperative Loan, all real property and improvements thereto and rights therein and thereto owned by a Cooperative Corporation including without limitation the land, separate dwelling units and all common elements.

Cooperative Shares: With respect to any Cooperative Loan, the shares of stock issued by a Cooperative Corporation and allocated to a Cooperative Unit and represented by stock certificates.

Cooperative Unit: With respect to any Cooperative Loan, a specific unit in a Cooperative Property.

Corporate Trust Office: With respect to the Trustee, the designated office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 60 Livingston Avenue, St. Paul, Minnesota 55107, Attention: Corporate Trust—Structured Finance. With respect to the Trust Administrator, the designated office of the Trust Administrator at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 9062 Old Annapolis Road, Columbia, MD 21045, Attention: CSFB ARMT 2005-5, except for purposes of Section 6.06 and certificate transfer purposes, such term shall mean the office or agency of the Trust Administrator located at Wells Fargo Bank, N.A., 6th Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: CSFB ARMT 2005-5.

Countrywide: Countrywide Home Loans Servicing LP, and its successors and assigns.

Countrywide Serviced Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule, for which Countrywide is the applicable Designated Servicer.

Countrywide Servicing Agreement: That certain Reconstituted Servicing Agreement dated as of May 1, 2005 among DLJMC, Countrywide and the Master Servicer, and acknowledged by the Trustee and the Trust Administrator.

Countrywide Underlying Servicing Agreement: The “Servicing Agreement” referred to in the Countrywide Reconstituted Servicing Agreement.

Current Interest: For any Class of LIBOR Certificates and Distribution Date, the amount of interest accruing at the applicable Pass-Through Rate on the related Class Principal Balance of such Class during the related Accrual Period; provided, that as to each Class of LIBOR Certificates the Current Interest shall be reduced by a pro rata portion of any Interest Shortfalls to the extent not covered by Monthly Excess Interest.

Curtailment: Any payment of principal on a Mortgage Loan, made by or on behalf of the related Mortgagor, other than a Scheduled Payment, a prepaid Scheduled Payment or a Payoff, which is applied to reduce the outstanding Stated Principal Balance of the Mortgage Loan.

Custodial Agreement: An agreement, dated as of the date hereof, among a custodian, the Trustee and the Trust Administrator, pursuant to which such custodian agrees to hold any of the documents or instruments referred to in Section 2.01 of this Agreement as agent for the Trustee. As of the date hereof, the Custodian shall act pursuant to the LaSalle Custodial Agreement.

Custodian: A custodian which is appointed pursuant to a Custodial Agreement. Any Custodian so appointed shall act as agent on behalf of the Trustee, and shall be compensated by the Trust Administrator or as otherwise specified therein. Initially, LaSalle shall serve as Custodian for all of the Mortgage Loans.

Cut-off Date: For any Initial Mortgage Loan, the Initial Cut-off Date. For any Subsequent Mortgage Loan, the applicable Subsequent Cut-off Date.

Cut-off Date Principal Balance: With respect to any Mortgage Loan, the Stated Principal Balance thereof as of the close of business on the Cut-off Date.

Data Remittance Date: With respect to any Distribution Date and Wells Fargo, GreenPoint or SPS, the 10th calendar day of the month in which such Distribution Date occurs, or if such 10th day is not a Business Day, the Business Day immediately following such 10th day.

DBRS: Dominion Bond Rating Service, Inc., or any successor thereto.

Debt Service Reduction: With respect to a Mortgage Loan in Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 or Loan Group 5, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan which became final and non appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

Deficient Valuation: With respect to any Mortgage Loan in Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 or Loan Group 5, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or that results in a permanent forgiveness of principal, which valuation in either case results from a proceeding under the Bankruptcy Code.

Deferred Amount: For any Class of Group 6 Subordinate Certificates (other than the Class 6-X Certificates) and Distribution Date, will equal the amount by which (x) the aggregate of the Applied Loss Amounts previously applied in reduction of the Class Principal Balance thereof exceeds (y) the sum of (i) the aggregate of amounts previously paid in reimbursement thereof and (ii) amounts added to the Class Principal Balances thereof pursuant to Section 4.03(a)(ii) on all prior Distribution Dates, including such Distribution Date.

Definitive Certificate: As defined in Section 6.07.

Deleted Mortgage Loan: As defined in Section 2.03.

Delinquency Rate: With respect to any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans in Loan Group 6 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the Aggregate Group 6 Collateral Balance as of the close of business on the last day of such month.

Denomination: With respect to each Certificate, the amount set forth on the face thereof as the “Initial Certificate Balance of this Certificate” or the “Initial Notional Amount of this Certificate” or, if neither of the foregoing, the percentage interest appearing on the face thereof.

Deposit Amount: As defined in Section 4.10(e) or Section 4.11(e) herein, as applicable.

Depositor: Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation, or its successor in interest.

Depository Agreement: The Letter of Representation dated as of the Closing Date by and among DTC, the Depositor and the Trust Administrator for the benefit of the Trustee.

Designated Mortgage Loans: The SunTrust Serviced Mortgage Loans, unless any such Mortgage Loan is no longer serviced by SunTrust under the SunTrust Reconstituted Servicing Agreement, the Countrywide Serviced Mortgage Loans, unless any such Mortgage Loan is no longer serviced by Countrywide under the Countrywide Servicing Agreement and the Wachovia Serviced Mortgage Loans, unless any such Mortgage Loan is no longer serviced by Wachovia under the Wachovia Servicing Agreement.

Designated Servicer: Each of SunTrust, Countrywide and Wachovia.

Designated Servicing Agreements: Each of the SunTrust Reconstituted Servicing Agreement, the Countrywide Reconstituted Servicing Agreement and the Wachovia Reconstituted Servicing Agreement.

Determination Date: With respect to each Distribution Date and (i) each Servicer (other than Wells Fargo), the 10th day of the calendar month in which such Distribution Date occurs or, if such

10th day is not a Business Day, the Business Day immediately succeeding such Business Day and (ii) Wells Fargo, the Business Day immediately preceding the related Cash Remittance Date.

Disqualified Organization: Any organization defined as a “disqualified organization” under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers’ cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) an “electing large partnership” within the meaning of Section 775 of the Code, and (vi) any other Person so designated by the Trust Administrator based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class AR or Class AR-L Certificate by such Person may cause the REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class AR or Class AR-L Certificate to such Person. The terms “United States,” “State” and “international organization” shall have the meanings set forth in Section 7701 of the Code or successor provisions.

Distribution Date: The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in June 2005.

DLJMC: DLJ Mortgage Capital, Inc., a Delaware corporation, and its successors and assigns.

DTC: The Depository Trust Company.

Due Date: With respect to each Mortgage Loan and any Distribution Date, the date on which Scheduled Payments on such Mortgage Loan are due which is either the first day of the month of such Distribution Date, or if Scheduled Payments on such Mortgage Loan are due on a day other than the first day of the month, the date in the calendar month immediately preceding the Distribution Date on which such Scheduled Payments are due, exclusive of any days of grace.

Eligible Account: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company acceptable to the Rating Agencies or (ii) an account or accounts the deposits in which are insured by the FDIC to the limits established by such corporation, provided that any such deposits not so insured shall be maintained in an account at a depository institution or trust company whose commercial paper or other short term debt obligations (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt obligations of such holding company) have been rated by each Rating Agency in its highest short term rating category, or (iii) a segregated trust account or accounts (which shall be a “special deposit account”) maintained with the Trustee, the Trust Administrator or any other federal or state chartered depository institution or trust company, acting in its fiduciary capacity, in a manner acceptable to the Trustee, the Trust Administrator and the Rating Agencies. Eligible Accounts may bear interest.

Eligible Institution: An institution having the highest short term debt rating, and one of the two highest long term debt ratings of the Rating Agencies or the approval of the Rating Agencies.

Eligible Investments: Any one or more of the obligations and securities listed below:

1.   direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America; or obligations fully guaranteed by, the United States of America; the FHLMC, FNMA, the Federal Home Loan Banks or any agency or instrumentality of the United States of America rated AA (or the equivalent) or higher by the Rating Agencies;

2.   federal funds, demand and time deposits in, certificates of deposits of, or bankers’ acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt obligations of such holding company) are rated in one of two of the highest ratings by each of the Rating Agencies, and the long term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the long term debt obligations of such holding company) are rated in one of two of the highest ratings, by each of the Rating Agencies;

3.   repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as a principal) in the highest rated category by the Rating Agencies; provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (i) above and must (A) be valued daily at current market price plus accrued interest, (B) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by the Trustee or the Trust Administrator in exchange for such collateral, and (C) be delivered to the Trustee or the Trust Administrator or, if the Trustee or the Trust Administrator, as applicable, is supplying the collateral, an agent for the Trustee or the Trust Administrator, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

4.   securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which has a long term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

5.   commercial paper having an original maturity of less than 365 days and issued by an institution having a short term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

6.   a guaranteed investment contract approved by each of the Rating Agencies and issued by an insurance company or other corporation having a long term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

7.   money market funds (which may be 12b 1 funds as contemplated under the rules promulgated by the Securities and Exchange Commission under the Investment Company Act of

1940) having ratings in the highest available rating category of Moody’s and one of the two highest available rating categories of S&P at the time of such investment (any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Eligible Investments set forth herein) including money market funds of the Master Servicer, a Servicer, the Trustee or the Trust Administrator and any such funds that are managed by the Master Servicer, a Servicer, the Trustee or the Trust Administrator or their respective Affiliates or for the Master Servicer, a Servicer, the Trustee or the Trust Administrator or any Affiliate of such Person acts as advisor, as long as such money market funds satisfy the criteria of this subparagraph 7; and

8.   such other investments the investment in which will not, as evidenced by a letter from each of the Rating Agencies, result in the downgrading or withdrawal of the Ratings of the Certificates;

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

ERISA: The Employee Retirement Income Security Act of 1974, as amended.

ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements (without regard to the ratings requirements) of an Underwriter’s Exemption.

ERISA Restricted Certificate: As specified in the Preliminary Statement.

Escrow Account: The separate account or accounts created and maintained by a Servicer pursuant to Section 3.06.

Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, mortgage insurance premiums, fire and hazard insurance premiums, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage, applicable law or any other related document.

Event of Default: As defined in Section 8.01 hereof.

Excess Loss: The amount of any (i) Fraud Loss in excess of the Fraud Loss Coverage Amount on a Mortgage Loan in Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 or Loan Group 5 realized after the Fraud Loss Coverage Termination Date, (ii) Special Hazard Loss in excess of the Special Hazard Loss Coverage Amount on a Mortgage Loan in Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 or Loan Group 5 realized after the Special Hazard Coverage Termination Date or (iii) Bankruptcy Loss in excess of the Bankruptcy Loss Coverage Amount on a Mortgage Loan in Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 or Loan Group 5 realized after the Bankruptcy Coverage Termination Date.

Expense Fee Rate: As to each Mortgage Loan, the sum of the related Servicing Fee Rate, the Trust Administrator Fee Rate, if applicable, and the rate at which the premium on a Lender Paid Mortgage Guaranty Insurance Policy is calculated, if applicable.

Expense Fees: As to each Mortgage Loan and Distribution Date, the sum of the related Servicing Fee, the Trust Administrator Fee, if applicable, and any premium on any Lender Paid Mortgage Guaranty Insurance Policy, if applicable.

FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

Financing Statement: A financing statement, as applicable, filed pursuant to the Uniform Commercial Code to perfect a security interest in the Cooperative Shares and Pledge Instruments.

FNMA: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

Fraud Loan: A Liquidated Mortgage Loan in Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 or Loan Group 5 as to which a Fraud Loss has occurred.

Fraud Loss Coverage Amount: The aggregate amount of Fraud Losses that are allocated solely to the Class C-B Certificates, as of the Closing Date, $11,778,261, subject to reduction from time to time by the amount of Fraud Losses allocated to the Class C-B Certificates. In addition, (a) on each anniversary prior to the fifth anniversary of the Cut-off Date, the Fraud Loss Coverage Amount will be reduced to an amount equal to the lesser of (A) 1.00% of the Aggregate Groups 1-5 Collateral Balance as of such date, and (B) the excess of the Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-off Date over the cumulative amount of Fraud Losses on the Mortgage Loans in Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5 allocated to the Class C-B Certificates since such preceding anniversary or the Cut-off Date, and (b) on the fifth anniversary of the Cut-off Date, zero. The Fraud Loss Coverage Amount may be reduced below the amount set forth above for any Distribution Date with the consent of the Rating Agencies as evidenced by a letter of each Rating Agency to the Trust Administrator to the effect that any such reduction will not result in a downgrading of the current ratings assigned to such Classes of Certificates rated by it.

Fraud Loss Coverage Termination Date: The point in time at which the applicable Fraud Loss Coverage Amount is reduced to zero.

Fraud Losses: Realized Losses on the Liquidated Mortgage Loans in Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5 as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Mortgage Guaranty Insurance Policy because of such fraud, dishonesty or misrepresentation.

GreenPoint: GreenPoint Mortgage Funding, Inc., a New York corporation, and its successors and assigns.

GreenPoint Serviced Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule, for which GreenPoint is the applicable Servicer.

Gross Margin: With respect to any Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note and the Mortgage Loan Schedule that is added to the Index on each

Adjustment Date in accordance with the terms of the related Mortgage Note to determine the new Mortgage Rate for such Mortgage Loan.

Group: When used with respect to the Mortgage Loans, any of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5, Loan Group 6A or Loan Group 6B, or with respect to the Certificates, the Class or Classes of Certificates that relate to the corresponding Group or Groups.

Group C-B Percentage: With respect to any Distribution Date, the aggregate Class Principal Balance of the Class C-B Certificates immediately prior to such Distribution Date divided by the Aggregate Groups 1-5 Collateral Balance as of the first day of the related Collection Period (excluding any such Mortgage Loans that were subject to a Payoff, the principal of which was distributed on the Distribution Date preceding the current Distribution Date).

Group 1: With respect to the Mortgage Loans, the pool of adjustable rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group 1 or with respect to the Certificates, the Class 1-A-1, Class 1-A-2, Class AR and Class AR-L Certificates.

Group 1 Senior Liquidation Amount: With respect to any Distribution Date, the aggregate, for each Mortgage Loan in Loan Group 1 which became a Liquidated Mortgage Loan during the prior calendar month, of the lesser of (i) the Group 1 Senior Percentage of the Stated Principal Balance of such Mortgage Loan and (ii) the applicable Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

Group 1 Senior Percentage: With respect to any Distribution Date, the percentage equivalent of a fraction the numerator of which is the aggregate Class Principal Balance of the Group 1 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate of the Stated Principal Balances of the Mortgage Loans in Loan Group 1 as of the first day of the related Collection Period (excluding any Group 1 Mortgage Loans that were subject to a Payoff, the principal of which was distributed on the Distribution Date preceding the current Distribution Date); provided, however, in no event will the Group 1 Senior Percentage exceed 100%.

Group 1 Senior Principal Distribution Amount: With respect to any Distribution Date, the sum of (i) the Group 1 Senior Percentage of the Principal Payment Amount for Loan Group 1, (ii) the applicable Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group 1, and (iii) the Group 1 Senior Liquidation Amount.

Group 1 Subordinate Percentage: For any Distribution Date, the excess of 100% over the Group 1 Senior Percentage.

Group 2: With respect to the Mortgage Loans, the pool of adjustable rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group 2 or with respect to the Certificates, the Class 2-A-1 and Class 2-A-2 Certificates.

Group 2 Senior Liquidation Amount: With respect to any Distribution Date, the aggregate, for each Mortgage Loan in Loan Group 2 which became a Liquidated Mortgage Loan during the prior calendar month, of the lesser of (i) the Group 2 Senior Percentage of the Stated Principal Balance of such Mortgage Loan and (ii) the applicable Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

Group 2 Senior Percentage: With respect to any Distribution Date, the percentage equivalent of a fraction the numerator of which is the aggregate Class Principal Balance of the Group 2

Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate of the Stated Principal Balances of the Mortgage Loans in Loan Group 2 as of the first day of the related Collection Period (excluding any Group 2 Mortgage Loans that were subject to a Payoff, the principal of which was distributed on the Distribution Date preceding the current Distribution Date); provided, however, in no event will the Group 2 Senior Percentage exceed 100%.

Group 2 Senior Principal Distribution Amount: With respect to any Distribution Date, the sum of (i) the Group 2 Senior Percentage of the Principal Payment Amount for Loan Group 2, (ii) the applicable Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group 2, and (iii) the Group 2 Senior Liquidation Amount.

Group 2 Subordinate Percentage: For any Distribution Date, the excess of 100% over the Group 2 Senior Percentage.

Group 3: With respect to the Mortgage Loans, the pool of adjustable rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group 3 or with respect to the Certificates, the Class 3-A-1, Class 3-A-X, Class 3-A-2-1, Class 3-A-2-2 and Class 3-A-3 Certificates.

Group 3 Senior Liquidation Amount: With respect to any Distribution Date, the aggregate, for each Mortgage Loan in Loan Group 3 which became a Liquidated Mortgage Loan during the prior calendar month, of the lesser of (i) the Group 3 Senior Percentage of the Stated Principal Balance of such Mortgage Loan and (ii) the applicable Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

Group 3 Senior Percentage: With respect to any Distribution Date, the percentage equivalent of a fraction the numerator of which is the aggregate Class Principal Balance of the Class 3-A-1, Class 3-A-2-1, Class 3-A-2-2 and Class 3-A-3 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate of the Stated Principal Balances of the Mortgage Loans in Loan Group 3, as of the first day of the related Collection Period (excluding any such Mortgage Loans that were subject to a Payoff, the principal of which was distributed on the Distribution Date preceding the current Distribution Date); provided, however, in no event will the Group 3 Senior Percentage exceed 100%.

Group 3 Senior Principal Distribution Amount: With respect to any Distribution Date, the sum of (i) the Group 3 Senior Percentage of the Principal Payment Amount for Loan Group 3, (ii) the applicable Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group 3, and (iii) the Group 3 Senior Liquidation Amount.

Group 3 Subordinate Percentage: For any Distribution Date, the excess of 100% over the Group 3 Senior Percentage.

Group 4: With respect to the Mortgage Loans, the pool of adjustable rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group 4 or with respect to the Certificates, the Class 4-A-1 Certificates.

Group 4 Senior Liquidation Amount: With respect to any Distribution Date, the aggregate, for each Mortgage Loan in Loan Group 4 which became a Liquidated Mortgage Loan during the prior calendar month, of the lesser of (i) the Group 4 Senior Percentage of the Stated Principal Balance of such Mortgage Loan and (ii) the applicable Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

Group 4 Senior Percentage: With respect to any Distribution Date, the percentage equivalent of a fraction the numerator of which is the Class Principal Balance of the Class 4-A-1 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate of the Stated Principal Balances of the Mortgage Loans in Loan Group 4, as of the first day of the related Collection Period (excluding any such Mortgage Loans that were subject to a Payoff, the principal of which was distributed on the Distribution Date preceding the current Distribution Date); provided, however, in no event will the Group 4 Senior Percentage exceed 100%.

Group 4 Senior Principal Distribution Amount: With respect to any Distribution Date, the sum of (i) the Group 4 Senior Percentage of the Principal Payment Amount for Loan Group 4, (ii) the applicable Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group 4, and (iii) the Group 4 Senior Liquidation Amount.

Group 4 Subordinate Percentage: For any Distribution Date, the excess of 100% over the Group 4 Senior Percentage.

Group 5: With respect to the Mortgage Loans, the pool of adjustable rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group 5 or with respect to the Certificates, the Class 5-A-1, Class 5-A-2-1 and Class 5-A-2-2 Certificates.

Group 5 Senior Liquidation Amount: With respect to any Distribution Date, the aggregate, for each Mortgage Loan in Loan Group 5 which became a Liquidated Mortgage Loan during the prior calendar month, of the lesser of (i) the Group 5 Senior Percentage of the Stated Principal Balance of such Mortgage Loan and (ii) the applicable Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

Group 5 Senior Percentage: With respect to any Distribution Date, the percentage equivalent of a fraction the numerator of which is the aggregate Class Principal Balance of the Group 5 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate of the Stated Principal Balances of the Mortgage Loans in Loan Group 5, as of the first day of the related Collection Period (excluding any such Mortgage Loans that were subject to a Payoff, the principal of which was distributed on the Distribution Date preceding the current Distribution Date); provided, however, in no event will the Group 5 Senior Percentage exceed 100%.

Group 5 Senior Principal Distribution Amount: With respect to any Distribution Date, the sum of (i) the Group 5 Senior Percentage of the Principal Payment Amount for Loan Group 5, (ii) the applicable Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group 5, and (iii) the Group 5 Senior Liquidation Amount.

Group 5 Subordinate Percentage: For any Distribution Date, the excess of 100% over the Group 5 Senior Percentage.

Group 6: With respect to the Mortgage Loans, the pool of adjustable rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group 6A and Group 6B or with respect to the Certificates, the Group 6 Certificates.

Group 6 Certificates: The Group 6 Senior Certificates and the Group 6 Subordinate Certificates.

Group 6 Credit Support Depletion Date: The first Distribution Date on which the aggregate Class Principal Balance of the Group 6 Subordinate Certificates has been or will be reduced to zero.

Group 6 Interest Rate Cap Account: The separate Eligible Account created and initially maintained by the Trust Administrator pursuant to Section 4.10 in the name of the Trust Administrator for the benefit of the Certificateholders and designated “Wells Fargo Bank, N.A. in trust for registered holders of Adjustable Rate Mortgage Trust 2005-5, Adjustable Rate Mortgage-Backed Pass Through Certificates, Series 2005-5, Group 6 Certificates” Funds in the Group 6 Interest Rate Cap Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement. The Group 6 Interest Rate Cap Account will not be an asset of any REMIC. Ownership of the Group 6 Interest Rate Cap Account is evidenced by the Class 6-X Certificates.

Group 6 Interest Rate Cap Agreement: The interest rate cap agreement relating to the Group 6 Certificates consisting of the ISDA Master Agreement, the Schedule and the Credit Support Annex, each dated as of the Closing Date and the Confirmations related thereto, between the Trustee on behalf of the Trust and the Group 6 Interest Rate Cap Counterparty, as such agreement may be amended and supplemented in accordance with its terms and any replacement Group 6 Interest Rate Cap Agreement acceptable to the Depositor and the Trustee.

Group 6 Interest Rate Cap Counterparty: Credit Suisse First Boston International, or any successor in interest thereto under the Group 6 Interest Rate Cap Agreement.

Group 6 Senior Certificates: The Group 6A Senior Certificates and Group 6B Senior Certificates.

Group 6 Senior Enhancement Percentage: For any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the sum of the aggregate Class Principal Balance of the Class M Certificates and the Overcollateralization Amount (which, for purposes of this definition only, shall not be less than zero), in each case after giving effect to payments on such Distribution Date (assuming no Trigger Event has occurred), and the denominator of which is the Aggregate Group 6 Collateral Balance for such Distribution Date.

Group 6 Senior Principal Payment Amount: For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred with respect to such Distribution Date, will be the amount, if any, by which (x) the aggregate Class Principal Balance of the Group 6A Senior Certificates and the Group 6B Senior Certificates, immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 81.89% and (ii) the Aggregate Group 6 Collateral Balance for such Distribution Date and (B) the amount, if any, by which (i) the Aggregate Group 6 Collateral Balance for such Distribution Date exceeds (ii) 0.50% of the Aggregate Group 6 Collateral Balance as of the Cut-off Date.

Group 6 Subordinate Certificates: The Class M Certificates and the Class 6-X Certificates.

Group 6 Subordinate Net Funds Cap: For any Distribution Date and the Class M Certificates, will be a per annum rate equal to a weighted average of (i) the Group 6A Net Funds Cap and (ii) the Group 6B Net Funds Cap, in each case, for such Distribution Date, weighted on the basis of the Subordinate Group 6A Balance, and Subordinate Group 6B Balance, respectively.

Group 6A Allocation Amount: For any Distribution Date, the product of the Group 6 Senior Principal Payment Amount for that Distribution Date and a fraction the numerator of which is the Principal Remittance Amount for Loan Group 6A and the denominator of which is the Principal Remittance Amount for Loan Group 6A and Loan Group 6B, in each case for that Distribution Date. For purposes of this definition, the Principal Remittance Amount will be calculated net of subclause (6) of the definition thereof.

Group 6A Excess Interest Amount: For any Distribution Date, the product of the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to Section 4.01(II)(d)(i)(A)(1)(a) and a fraction the numerator of which is the Principal Remittance Amount for Loan Group 6A and the denominator of which is the Principal Remittance Amount for Loan Group 6A and Loan Group 6B, in each case for that Distribution Date.

Group 6A Net Funds Cap: For any Distribution Date and the Group 6A Senior Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Group 6A Optimal Interest Remittance Amount for such date and (2) 12, and the denominator of which is the Aggregate Loan Group Balance of Loan Group 6A (excluding any such Mortgage Loans that were subject to a Payoff, the principal of which was distributed on the Distribution Date preceding the current Distribution Date) for the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Aggregate Loan Group Balance of Loan Group 6A as of the Cut-off Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period.

Group 6A Optimal Interest Remittance Amount: With respect to any Distribution Date and Loan Group 6A, the excess of (i) the product of (1) (x) the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group 6A as of the first day of the related Collection Period divided by (y) 12 and (2) the Aggregate Loan Group Balance for Loan Group 6A for the immediately preceding Distribution Date (excluding any such Mortgage Loans that were subject to a Payoff, the principal of which was distributed on the Distribution Date preceding the current Distribution Date), over (ii) any expenses that reduce the Interest Remittance Amount with respect to Loan Group 6A that did not arise as a result of a default or delinquency of the Mortgage Loans in Loan Group 6A or were not taken into account in computing the Expense Fee Rate.

Group 6A Senior Certificates: The Class 6-A-1-1 and Class 6-A-1-2 Certificates.

Group 6B Allocation Amount: For any Distribution Date, the product of the Group 6 Senior Principal Payment Amount for that Distribution Date and a fraction the numerator of which is the Principal Remittance Amount for Loan Group 6B and the denominator of which is the Principal Remittance Amount for Loan Group 6A and Loan Group 6B, in each case for that Distribution Date. For purposes of this definition, the Principal Remittance Amount will be calculated net of subclause (6) of the definition thereof.

Group 6B Excess Interest Amount: For any Distribution Date, the product of the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to Section 4.01(II)(d)(i)(A)(1)(a) and a fraction the numerator of which is the Principal Remittance Amount for Loan Group 6B and the denominator of which is the Principal Remittance Amount for Loan Group 6A and Loan Group 6B, in each case for that Distribution Date.

Group 6B Net Funds Cap: For any Distribution Date and the Group 6B Senior Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Group 6B Optimal Interest Remittance Amount for such date and (2) 12, and the denominator of which is the Aggregate Loan Group Balance of Loan Group 6B (excluding any such Mortgage Loans that were subject to a Payoff, the principal of which was distributed on the Distribution Date preceding the current Distribution Date) for the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Aggregate Loan Group Balance of Loan Group 6B as of the Cut-off Date), multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period.

Group 6B Optimal Interest Remittance Amount: With respect to any Distribution Date and Loan Group 6B, the excess of (i) the product of (1) (x) the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group 6B as of the first day of the related Collection Period divided by (y) 12 and (2) the Aggregate Loan Group Balance for Loan Group 6B for the immediately preceding Distribution Date (excluding any such Mortgage Loans that were subject to a Payoff, the principal of which was distributed on the Distribution Date preceding the current Distribution Date), over (ii) any expenses that reduce the Interest Remittance Amount with respect to Loan Group 6B that did not arise as a result of a default or delinquency of the Mortgage Loans in Loan Group 6B or were not taken into account in computing the Expense Fee Rate.

Group 6B Senior Certificates: The Class 6-A-2-1 and Class 6-A-2-2 Certificates.

Index: With respect to any Mortgage Loan and each related Adjustment Date, the index as specified in the related Mortgage Note.

Indirect Participants: Entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a Participant, either directly or indirectly.

Initial Bankruptcy Loss Coverage Amount: $223,586.

Initial Class Principal Balance: As set forth in the Preliminary Statement.

Initial Cut-off Date: May 1, 2005.

Initial Mortgage Loan: The initial Mortgage Loans conveyed by the Depositor to the Trust Fund pursuant to Section 2.01 hereof on the Closing Date, which are listed on the Mortgage Loan Schedule on such date.

Insurance Policy: With respect to any Mortgage Loan included in the Trust Fund, any Mortgage Guaranty Insurance Policy, any standard hazard insurance policy, flood insurance policy or title insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

Insurance Proceeds: Proceeds of any primary mortgage guaranty insurance policies, including, without limitation, any other Insurance Policies with respect to the Mortgage Loans, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the related Servicer’s or Designated Servicer’s normal servicing procedures.

Interest Determination Date: With respect to the LIBOR Certificates and for each Accrual Period, the second LIBOR Business Day preceding the commencement of such Accrual Period.

Interest Distribution Amount: With respect to any Distribution Date and interest bearing Class of Group 1, Group 2, Group 3, Group 4, Group 5 and Class C-B Certificates, the sum of (i) one

month’s interest accrued during the related Accrual Period at the applicable Pass-Through Rate for such Class on the related Class Principal Balance or Class Notional Amount, as applicable, subject to reduction pursuant to Section 4.01(I)(B), and (ii) any Class Unpaid Interest Amounts for such Class and Distribution Date.

Interest Rate Cap Agreement: The Class 3-A-1 Interest Rate Cap Agreement or Group 6 Interest Rate Cap Agreement, as applicable.

Interest Rate Cap Counterparty: The Class 3-A-1 Interest Rate Cap Counterparty or Group 6 Interest Rate Cap Counterparty, as applicable.

Interest Remittance Amount: For any Distribution Date and the Mortgage Loans in either of Loan Group 6A or Loan Group 6B, an amount equal to the sum of (1) all interest collected (other than Payaheads) or advanced in respect of Scheduled Payments on the Mortgage Loans in such Loan Group during the related Collection Period, the interest portion of Payaheads previously received on the Mortgage Loans in the related Loan Group and intended for application in the related Collection Period and interest portion of all Payoffs (net of Payoff Interest for such Distribution Date) and Curtailments received on the Mortgage Loans in such Loan Group during the related Prepayment Period, less (x) the applicable Expense Fees with respect to such Mortgage Loans and (y) unreimbursed Advances and other amounts due to the Master Servicer, the applicable Servicer, the Back-Up Servicer and the Trust Administrator with respect to such Mortgage Loans, to the extent allocable to interest, (2) all Compensating Interest Payments paid by a Servicer with respect to the Mortgage Loans in such Loan Group with respect to the related Prepayment Period, (3) the portion of any Substitution Adjustment Amount and Purchase Price paid with respect to the Mortgage Loans in such Loan Group during the related Collection Period, in each case allocable to interest and the proceeds of any purchase of such Mortgage Loans by the Terminating Entity pursuant to Section 11.01 in an amount not exceeding the interest portion of the Par Value with respect to such Mortgage Loans, (4) all Net Liquidation Proceeds and recoveries (net of unreimbursed Advances, Servicing Advances and expenses, to the extent allocable to interest, and unpaid Expense Fees), if any, collected with respect to the Mortgage Loans in such Loan Group during the prior calendar month, to the extent allocable to interest and (5) with respect to Loan Group 6B, the Capitalized Interest Distribution for such Distribution Date.

Interest Shortfall: For any Distribution Date and the Mortgage Loans in Loan Group 6, an amount equal to the aggregate shortfall, if any, in collections of interest (adjusted to the related Net Mortgage Rate) on Mortgage Loans in Loan Group 6 resulting from (a) Principal Prepayments received during the related Prepayment Period after giving effect to the Compensating Interest Payment for such Distribution Date and (b) interest payments on certain of the Mortgage Loans in Loan Group 6 being limited pursuant to the provisions of the Relief Act.

Interim Servicer: Ohio Savings Bank.

Interim Servicer Advance. A Monthly Advance (as defined in the applicable Interim Servicing Agreement) an Interim Servicer was obligated to make under the terms of the applicable Servicing Agreement (as defined in the applicable Interim Servicing Agreement) in existence prior to May 1, 2005.

Interim Servicer Advance Amount: With respect to the June 2005 Distribution Date and any Mortgage Loan serviced under an Interim Servicing Agreement, an amount equal to the excess, if any, of (i) the sum of the Interim Servicer Advances, over (ii) the sum of Interim Servicer Advances actually received by the Master Servicer as of the date on which the Master Servicer sends the notice described in Section 3.14(d).

Interim Servicing Agreement: The Ohio Savings Bank Servicing Agreement.

Interim Servicing Period: The period beginning on the Closing Date and ending on June 1, 2005.

LaSalle: LaSalle Bank, National Association.

LaSalle Bank Custodial Agreement: That certain Custodial Agreement dated as of May 1, 2005 among LaSalle, the Trustee and the Trust Administrator.

Lender Paid Mortgage Guaranty Insurance Policy: Any lender paid Mortgage Guaranty Insurance Policy.

LIBOR Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York or in the City of London, England are required or authorized by law to be closed.

LIBOR Certificates: As specified in the Preliminary Statement.

Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which a Servicer, has determined (with respect to the Non-Designated Mortgage Loans, in accordance with this Agreement, or with respect to the Designated Mortgage Loans, in accordance with the related Designated Servicing Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan, including the final disposition of the related REO Property, whether from Insurance Proceeds, Liquidation Proceeds or otherwise.

Liquidation Expenses: Customary and reasonable “out of pocket” expenses incurred by a Servicer (or the related Subservicer) in connection with the liquidation of any defaulted Mortgage Loan and not recovered by the related Servicer (or the related Subservicer) under a Mortgage Guaranty Insurance Policy for reasons other than such Servicer’s failure to comply with Section 3.09 hereof, such expenses including, without limitation, legal fees and expenses, any unreimbursed amount expended by a Servicer pursuant to Section 3.11 hereof respecting the related Mortgage and any related and unreimbursed expenditures for real estate property taxes or for property restoration or preservation to the extent not previously reimbursed under any hazard insurance policy for reasons other than such Servicer’s failure to comply with Section 3.11 hereof.

Liquidation Principal: With respect to any Distribution Date and a Loan Group, the principal portion of Liquidation Proceeds received with respect to each Mortgage Loan in that Loan Group, but not in excess of the principal balance of such Mortgage Loan, which became a Liquidated Mortgage Loan (but not in excess of the principal balance thereof) during the preceding calendar month.

Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee’s sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property related to a Mortgage Loan and any other proceeds received in connection with an REO Property other than Recoveries.

Loan Group: Any of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5, Loan Group 6A or Loan Group 6B, as applicable. Loan Group 1, Loan Group 2, Loan Group 3,

Loan Group 4 and Loan Group 5 together will constitute one sub-trust and Loan Group 6A and Loan Group 6B together will constitute another sub-trust.

Loan Group 1: All Mortgage Loans identified as Loan Group 1 Mortgage Loans on the Mortgage Loan Schedule.

Loan Group 2: All Mortgage Loans identified as Loan Group 2 Mortgage Loans on the Mortgage Loan Schedule.

Loan Group 3: All Mortgage Loans identified as Loan Group 3 Mortgage Loans on the Mortgage Loan Schedule.

Loan Group 4: All Mortgage Loans identified as Loan Group 4 Mortgage Loans on the Mortgage Loan Schedule.

Loan Group 5: All Mortgage Loans identified as Loan Group 5 Mortgage Loans on the Mortgage Loan Schedule.

Loan Group 6: The Loan Group 6A Mortgage Loans and the Loan Group 6B Mortgage Loans.

Loan Group 6A: All Mortgage Loans identified as Loan Group 6A Mortgage Loans on the Mortgage Loan Schedule.

Loan Group 6B: All Mortgage Loans identified as Loan Group 6B Mortgage Loans on the Mortgage Loan Schedule.

Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the Stated Principal Balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the Mortgaged Property.

Loss and Delinquency Test: With respect to the SPS Mortgage Loans, SPS will fail the Loss and Delinquency Test on any date of determination as to which (i) the aggregate outstanding principal balance of the SPS Mortgage Loans delinquent 60 days or more (including all related REO Properties and related Mortgage Loans in foreclosure) (averaged over the preceding six month period), as a percentage of the aggregate principal balance of the SPS Mortgage Loans as of the first day of the month of such determination is equal to or greater than 50% or (ii) cumulative Realized Losses for the SPS Mortgage Loans exceed (a) with respect to any month prior to the third anniversary of the first Distribution Date, 20% of the aggregate principal balance of the SPS Mortgage Loans as of the Closing Date (the “Original SPS Mortgage Loan Principal Balance”), (b) with respect to any month on or after the third anniversary but prior to the eighth anniversary of the first Distribution Date, 30% of the Original SPS Mortgage Loan Principal Balance, (c) with respect to any month on or after the eighth anniversary but prior to the ninth anniversary of the first Distribution Date, 35% of the Original SPS Mortgage Loan Principal Balance, (d) with respect to any month on or after the ninth anniversary but prior to the tenth anniversary of the first Distribution Date, 40% of the Original SPS Mortgage Loan Principal Balance, (e) with respect to any month on or after the tenth anniversary but prior to the eleventh anniversary of the first Distribution Date, 45% of the Original SPS Principal Balance and (f) with respect to any month on or after the eleventh anniversary of the first Distribution Date, 50% of the Original SPS Mortgage Loan Principal Balance. For purposes of this definition, the term “Realized Losses” shall not include Debt Service Reductions or Deficient Valuations.

Lost Mortgage Note: Any Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

Marker Rate: With respect to the Class 6-X Certificates and the REMIC III Regular Interests LT1, LT2, LT3, LT4 and LT-Y6A and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC III Pass-Through Rates for REMIC III Regular Interest LT2 and REMIC III Regular Interest LT3, and with respect to the Class 6-X Certificates and the REMIC III Regular Interests LT5, LT6, LT7, LT8 and LT-Y6B and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC III Pass-Through Rates for REMIC III Regular Interest LT6 and REMIC III Regular Interest LT7.

Master Servicer: Wells Fargo.

Maximum Interest Rate: With respect to the Class 3-A-1 Certificates and the Group 6 Senior Certificates and any Distribution Date, an annual rate equal to the weighted average of the Maximum Mortgage Rates of the Mortgage Loans in the related Loan Group minus the weighted average Expense Fee Rate of the Mortgage Loans in the related Loan Group. With respect to the Class M Certificates and any Distribution Date, an annual rate equal to the weighted average of the Maximum Mortgage Rates of the Mortgage Loans in Loan Group 6A and Loan Group 6B minus the weighted average Expense Fee Rate of the Mortgage Loans in Loan Group 6A and Loan Group 6B, in each case weighted by the Loan Group 6A Subordinate Balance and the Loan Group 6B Subordinate Balance, respectively.

Maximum Mortgage Rate: With respect to each Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS® System.

MERS® System: The system of recording transfers of mortgages electronically maintained by MERS.

MIN: The mortgage identification number for any MERS Mortgage Loan.

Minimum Mortgage Rate: With respect to each Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

MOM Loan: Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee fro the originator of such Mortgage Loan and its successors and assigns.

Monthly Excess Cashflow: For any Distribution Date, an amount equal to the sum of the Monthly Excess Interest, Overcollateralization Release Amount, if any for such date, and any Principal Payment Amount remaining after the application of items (i) through (v) in the distribution thereof pursuant to Section 4.01(II)(a), (b) or (c), as applicable.

Monthly Excess Interest: For any Distribution Date, any Interest Remittance Amount remaining after the application of items (i) through (v) in the distribution thereof, pursuant to Section 4.01(II)(a).

Moody’s: Moody’s Investors Service, Inc. or any successor thereto.

Mortgage: With respect to a Mortgage Loan, the mortgage, deed of trust or other instrument creating a first lien on a fee simple or leasehold estate securing a Mortgage Note.

Mortgage File: For each Mortgage Loan, the Trustee Mortgage File and the Servicer Mortgage File.

Mortgage Guaranty Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefore with respect to any Mortgage Loan.

Mortgage Loans: Such of the mortgage loans and cooperative loans (if any) transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property. With respect to each Mortgage Loan that is a Cooperative Loan, if any, “Mortgage Loan” shall include, but not be limited to, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Recognition Agreement, Cooperative Shares and Proprietary Lease and, with respect to each Mortgage Loan other than a Cooperative Loan, “Mortgage Loan” shall include, but not be limited to the related Mortgages and the related Mortgage Notes.

Mortgage Loan Purchase Price: The price, calculated as set forth in Section 11.01, to be paid in connection with the purchase of the Mortgage Loans pursuant to an Optional Termination of the Trust Fund.

Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Seller to reflect the addition of Qualified Substitute Mortgage Loans and the purchase of Mortgage Loans pursuant to Sections 2.01, 2.02 or 2.03) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, attached hereto as Schedule I, setting forth the following information with respect to each Mortgage Loan and applicable Servicer by Loan Group:

1.	the Mortgage Loan identifying number;
2.	the Mortgagor’s name;
3.	the street address of the Mortgaged Property including the state and zip code;

4.   a code indicating the type of Mortgaged Property (detached single family dwelling, PUD, condominium unit, two- to four-unit residential property or Cooperative Unit) and the occupancy status.

5.   the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule;

6.	the Loan-to-Value Ratio at origination;
7.	the Mortgage Rate as of the Cut-off Date;
8.	the stated maturity date;

9.	the amount of the Scheduled Payment as of the Cut-off Date;
10.	the original principal amount of the Mortgage Loan;

11.                 the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal due on or before the Cut-off Date whether or not collected;

12.                 a code indicating the purpose of the Mortgage Loan (i.e., purchase, rate and term refinance, equity take out refinance);

13.	whether such Mortgage Loan has a Prepayment Premium;
14.	[reserved];
15.	the Expense Fee Rate as of the Cut-off Date;

16.                 the related Servicing Fee Rate (which may be disclosed on the Mortgage Loan Schedule in two parts identified as the master servicing fee and servicing fee or in two parts identified as the “Lender Fee” and the “Mgmt Fee”);

17.	[reserved];

18.                 whether such Mortgage Loan is a SPS Serviced Mortgage Loan, Wells Fargo Serviced Mortgage Loan, GreenPoint Serviced Mortgage Loan, SunTrust Serviced Mortgage Loan, Countrywide Serviced Mortgage Loan or Wachovia Serviced Mortgage Loan;

19.	the Index that is associated with such Mortgage Loan, if applicable;
20.	the Gross Margin, if applicable;
21.	the Periodic Rate Cap, if applicable;
22.	the Minimum Mortgage Rate, if applicable;
23.	the Maximum Mortgage Rate, if applicable;
24.	the first Adjustment Date after the Cut-off Date, if applicable;

25.                 a code indicating whether the Mortgage Loan is a MERS Mortgage Loan and, if so, its corresponding MIN;

26.	the Custodian for such Mortgage Loan; and

With respect to the Mortgage Loans in the aggregate, each Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date:

1.	the number of Mortgage Loans;
2.

the current aggregate principal balance of the Mortgage Loans as of the close of business on the Cut-off Date, after deduction of payments of principal due on or before the Cut-off Date whether or not collected; and

3.	the weighted average Mortgage Rate of the Mortgage Loans.

Mortgage Note: The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

Mortgage Rate: The annual rate of interest borne by a Mortgage Note.

Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Shares and Proprietary Lease.

Mortgagor: The obligor on a Mortgage Note.

Net Excess Spread: With respect to any Distribution Date and Loan Group 6, a fraction, expressed as a percentage, the numerator of which is equal to the excess of (x) the Aggregate Group 6 Collateral Balance for the immediately preceding Distribution Date for that Loan Group, multiplied by the product of (A) the Net WAC Rate for Loan Group 6A and Loan Group 6B and (B) the actual number of days elapsed in the related Accrual Period divided by 360 over (y) the aggregate Current Interest for Loan Group 6 for such Distribution Date, and the denominator of which is an amount equal to the Aggregate Group 6 Collateral Balance for the immediately preceding Distribution Date, multiplied by the actual number of days elapsed in the related Accrual Period divided by 360.

Net Funds Cap: Any of the Group 6A Net Funds Cap, the Group 6B Net Funds Cap or the Group 6 Subordinate Net Funds Cap, as applicable.

Net Interest Shortfalls: For any Distribution Date and the Group 1, Group 2, Group 3, Group 4 and Group 5 Mortgage Loans, the sum of (A) the amount of interest which would otherwise have been received for a Mortgage Loan in the related Loan Group during the prior calendar month that was the subject of (x) a Relief Act Reduction or (y) a Special Hazard Loss, Fraud Loss or Bankruptcy Loss, after the exhaustion of the respective amounts of coverage provided by the Class C-B Certificates for those types of losses; and (B) any related Net Prepayment Interest Shortfalls.

Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan, the excess of the related Liquidation Proceeds over the sum of Liquidation Expenses, Expense Fees and unreimbursed Advances and Servicing Advances.

Net Mortgage Rate: As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate for such Mortgage Loan less the related Expense Fee Rate.

Net Prepayment Interest Shortfalls: With respect to any Distribution Date, the amount by which the aggregate of Prepayment Interest Shortfalls during the related Prepayment Period exceeds the Compensating Interest Payment for such Distribution Date.

Net Realized Losses: For any Class of Certificates, other than the Group 6 Certificates, and any Distribution Date, the excess of (i) the amount of unreimbursed Realized Losses previously allocated to that Class over (ii) the sum of (a) the amount of any increases to the Class Principal Balance of that Class pursuant to Section 4.03 due to Recoveries and (b) amounts previously distributed to such Class pursuant to Section 4.01(I)(A)(i)(xiv).

Net Recovery Realized Losses: For any Class of Certificates, other than the Group 6 Certificates, and any Distribution Date, the excess of Net Realized Losses for such Distribution Date over the amount distributed pursuant to Section 4.01(I)(A)(i)(xiv) on that Distribution Date.

Net WAC Rate: With respect to Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5 and for any Distribution Date, the Weighted Average Pass-Through Rate for such Loan Group for such Distribution Date.

In addition, for any purpose for which the Net WAC Rate is calculated, the interest rate on the Mortgage Loans shall be appropriately adjusted to account for the difference between any counting convention used with respect to the Mortgage Loans and any counting convention used with respect to a REMIC regular interest.

Non-Designated Mortgage Loans: The Mortgage Loans that are not Designated Mortgage Loans.

Nonrecoverable Advance: Any portion of an Advance or Servicing Advance previously made or proposed to be made by the Master Servicer or a Servicer that, in the good faith judgment of the Master Servicer or a Servicer (as applicable), will not be ultimately recoverable by the Master Servicer or a Servicer (as applicable) from the related Mortgagor, related Liquidation Proceeds or otherwise from proceeds or collections on the related Mortgage Loan. Notwithstanding anything to the contrary set forth in this Agreement, with respect to the June 2005 Distribution Date, the Master Servicer shall not determine that any Interim Servicing Advance is nonrecoverable.

Notional Amount Certificates: As specified in the Preliminary Statement.

Offered Certificates: As specified in the Preliminary Statement.

Officer’s Certificate: A certificate signed by the Chairman of the Board, any Vice Chairman of the Board, the President, an Executive Vice President, Senior Vice President, a Vice President, or other authorized officer, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, a Subservicer, the Trustee or the Trust Administrator, as the case may be, and delivered to the Depositor, the Seller, the Master Servicer, the Special Servicer, the Servicers, the Trustee or the Trust Administrator, as required by this Agreement.

Ohio Savings Bank Interim Serviced Mortgage Loans: The Mortgage Loans interim serviced by Ohio Savings Bank during the Interim Servicing Period, the servicing of which will be transferred to Wells Fargo (in its capacity as a Servicer) at the end of the Interim Servicing Period.

Ohio Savings Bank Servicing Agreement: That certain Reconstituted Servicing Agreement dated as of May 1, 2005 among DLJMC, Ohio Savings Bank, the Master Servicer and the Trust Administrator, and acknowledged by the Trustee.

Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor, the Master Servicer or a Servicer, including in-house counsel, reasonably acceptable to the Trustee and the Trust Administrator. With respect to the definition of Eligible Account in this Article I and Sections 2.05 and 7.04 hereof and any opinion dealing with the qualification of each REMIC created hereunder or compliance with the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor, the Master Servicer and such Servicer, (ii) not have any direct financial interest in the Depositor, the Master Servicer or such Servicer or in any affiliate of either of them and (iii) not be connected with the Depositor, the Master Servicer or such Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided that with respect to Wells Fargo Bank, N.A. as Servicer, such counsel may be in-house counsel for Wells Fargo Bank, N.A. as Servicer.

Optional Termination: The purchase of the Mortgage Loans pursuant to Section 11.01.

Optional Termination Date: The date fixed by a Terminating Entity for the purchase of the Mortgage Loans pursuant to Section 11.01.

OTS: The Office of Thrift Supervision.

Outsourcer: As defined in Section 3.02.

Overcollateralization Amount: For any Distribution Date, an amount equal to the amount, if any, by which (x) the Aggregate Group 6 Collateral Balance for such Distribution Date exceeds (y) the aggregate Class Principal Balance of the Group 6 Certificates after giving effect to payments on such Distribution Date.

Overcollateralization Deficiency: For any Distribution Date, the amount, if any, by which (x) the Targeted Overcollateralization Amount for such Distribution Date exceeds (y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after giving effect to the reduction on such Distribution Date of the aggregate Class Principal Balance of the Group 6 Certificates resulting from the payment of the Principal Payment Amount on such Distribution Date but prior to allocation of any Applied Loss Amount on the Group 6 Certificates on such Distribution Date.

Overcollateralization Release Amount: For any Distribution Date, an amount equal to the lesser of (x) the Principal Remittance Amount for Loan Group 6A and Loan Group 6B for such Distribution Date and (y) the amount, if any, by which (1) the Overcollateralization Amount for such date, calculated for this purpose on the basis of the assumption that 100% of the aggregate of the Principal Remittance Amount for Loan Group 6A and Loan Group 6B for such date is applied on such date in reduction of the aggregate of the Class Principal Balances of the Group 6 Certificates, exceeds (2) the Targeted Overcollateralization Amount for such date.

Overcollateralized Group: As defined in Section 4.07(b).

Participant: A broker, dealer, bank, other financial institution or other Person for whom DTC effects book entry transfers and pledges of securities deposited with DTC.

Par-Value: As defined in Section 11.01.

Pass-Through Entity: (a) a regulated investment company described in Section 851 of the Code, a real estate investment trust described in Section 856 of the Code, a common trust fund or an organization described in Section 1381(a) of the Code, (b) any partnership, trust or estate or (c) any person holding a Class A Certificate as nominee for another person.

Pass-Through Rate: For any interest bearing Class of Certificates, the per annum rate set forth or calculated in the manner described in the Preliminary Statement. Interest on the Certificates, other than the LIBOR Certificates, will be computed on the basis of a 360 day year comprised of twelve 30 day months. Interest on the LIBOR Certificates and the Class 6-X Certificates (to the extent it is entitled to interest from Loan Group 6) will be computed on the basis of a 360-day year and the actual number of days elapsed in the related Accrual Period.

Payahead: Any Scheduled Payment intended by the related Mortgagor to be applied in a Collection Period subsequent to the Collection Period in which such payment was received.

Payoff: Any payment of principal on a Mortgage Loan equal to the entire outstanding Stated Principal Balance of such Mortgage Loan, if received in advance of the last scheduled Due Date for such Mortgage Loan and accompanied by an amount of interest equal to accrued unpaid interest on the Mortgage Loan to the date of such payment in full.

Payoff Interest: For any Distribution Date with respect to each SPS Serviced Mortgage Loan for which a Payoff was received on or after the first calendar day of the month of such Distribution Date and before the 15th calendar day of such month, an amount of interest thereon at the applicable Net Mortgage Rate from the first day of such month through the day of receipt thereof.

Percentage Interest: With respect to any Certificate, either the percentage set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

Person: Any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

Physical Certificates: As set forth in the Preliminary Statement.

Pledge Instruments: With respect to each Cooperative Loan, the Stock Power, the Assignment of Proprietary Lease and the Security Agreement.

Prefunded Amount: The amount deposited in the Prefunding Account on the Closing Date, which shall equal approximately $79,371,315.40.

Prefunding Account: The separate Eligible Account created and maintained by the Trust Administrator pursuant to Section 3.05(g) in the name of the Trust Administrator for the benefit of the Certificateholders and designated “Wells Fargo Bank, N.A., in trust for registered holders of Adjustable Rate Mortgage Trust 2005-5 Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-5.” Funds in the Prefunding Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement and shall not be a part of any REMIC created hereunder; provided, however, that any investment income earned from Eligible Investments made with funds in the Prefunding Account shall be for the account of the Depositor.

Prefunding Period: The period from the Closing Date until the earliest of (i) the date on which the aggregate amounts on deposit in the Prefunding Account are reduced to zero, or (ii) an Event of Default occurs or (iii) August 24, 2005.

Prepayment Interest Shortfall: With respect to any Mortgage Loan, Distribution Date and Principal Prepayment (other than a Payoff on a Wells Fargo Serviced Mortgage Loan, GreenPoint Serviced Mortgage Loan or a SPS Serviced Mortgage Loan received during the period from and including the first day to and including the 14th day of the month of such Distribution Date) received during the related Prepayment Period, the difference between (i) one full month’s interest at the applicable Mortgage Rate (giving effect to any applicable Relief Act Reduction, Debt Service Reduction and Deficient Valuation), as reduced by the Servicing Fee Rate, if applicable, on the outstanding principal balance of such Mortgage Loan immediately prior to such prepayment or, if such Principal Prepayment is a Curtailment, the principal amount of such Curtailment and (ii) the amount of interest actually received with respect to such Mortgage Loan in connection with such Principal Prepayment, net of the Servicing Fee, if applicable.

Prepayment Period: With respect to each Distribution Date and each Payoff with respect to a Wells Fargo Serviced Mortgage Loan or SPS Serviced Mortgage Loan, the related “Prepayment Period” will commence on the 15th day of the month preceding the month in which the related Distribution Date occurs (or, in the case of the first Distribution Date, commencing on the Cut-off Date) and will end on the 14th day of the month in which such Distribution Date occurs. With respect to each Distribution Date and each Payoff with respect to any Mortgage Loan serviced by a Designated Servicer, the related “Prepayment Period” will be the period set forth in the related Designated Servicing Agreement. With respect to each Distribution Date and each Payoff with respect to a GreenPoint Serviced Mortgage Loan and each Curtailment with respect to any Mortgage Loan, the related “Prepayment Period” will be the calendar month preceding the month in which such Distribution Date occurs.

Prepayment Premium: With respect to any Mortgage Loan, any fee or premium required to be paid if the Mortgagor prepays such Mortgage Loan as provided in the related Mortgage Note or Mortgage.

Principal Payment Amount: For any Distribution Date and Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 or Loan Group 5, the sum of (i) the principal portion of the Scheduled Payments on the Mortgage Loans in such Loan Group due on the related Due Date, (ii) the principal portion of repurchase proceeds received with respect to any Mortgage Loan in such Loan Group which was repurchased as permitted or required by this Agreement during the period beginning on the 15th day of the month preceding such Distribution Date and ending on the 14th day of the month of such Distribution Date, with notice and receipt of funds three (3) Business Days prior to the 14th day of the month of such Distribution Date and (iii) any other unscheduled payments of principal which were received on the Mortgage Loans in such Loan Group during the related calendar month preceding the month of such Distribution Date, other than Principal Prepayments or Liquidation Principal.

For any Distribution Date and Loan Group 6, an amount equal to the Principal Remittance Amount for Loan Group 6A and Loan Group 6B for such date minus the Overcollateralization Release Amount, if any, for such date, plus, with respect to Loan Group 6B and the Distribution Date in August 2005, the amount remaining, if any, in the Prefunding Account at the end of the Prefunding Period, net of investment income.

Principal Prepayment: Any payment of principal on a Mortgage Loan which constitutes a Payoff or Curtailment.

Principal Prepayment Amount: For any Distribution Date and Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 or Loan Group 5, the sum of (i) all Principal Prepayments relating to the Mortgage Loans in such Loan Group which were received during the related Prepayment Period and (ii) all Recoveries received during the calendar month preceding the month of that distribution date.

Principal Remittance Amount: For any Distribution Date and either Loan Group 6A or Loan Group 6B, an amount equal to the sum of (1) all principal collected (other than Payaheads) or advanced in respect of Scheduled Payments on the Mortgage Loans in such Loan Group during the related Collection Period (less unreimbursed Advances, Servicing Advances and other amounts due to the Servicers, the Trustee, the Master Servicer and the Trust Administrator with respect to the Mortgage Loans in such Loan Group, to the extent allocable to principal) and the principal portion of Payaheads previously received on the Mortgage Loans in such Loan Group and intended for application in the related Collection Period, (2) all Principal Prepayments received on the Mortgage Loans in such Loan Group during the related Prepayment Period, (3) the Purchase Price of each Mortgage Loan in such Loan Group that was repurchased by the Seller or purchased by the Special Servicer pursuant to Section 3.11(g)

or the holder of the Subordinate Certificates pursuant to Section 3.11(f), during the related Collection Period and the principal proceeds of any purchase of Mortgage Loans in such Loan Group by the Terminating Entity pursuant to Section 11.01 in an amount not exceeding the principal portion of the Par Value with respect to such Mortgage Loans, (4) the portion of any Substitution Adjustment Amount paid with respect to any Deleted Mortgage Loans in such Loan Group during the related Collection Period allocable to principal, (5) all Net Liquidation Proceeds (net of unreimbursed Advances, Servicing Advances and other expenses, to the extent allocable to principal) and any other Recoveries collected with respect to the Mortgage Loans in such Loan Group during the preceding calendar month, to the extent allocable to principal, and (6) amounts, if any, withdrawn from the Group 6 Interest Rate Cap Account to cover Realized Losses on the Group 6 Mortgage Loans incurred during the related Collection Period.

Principal Transfer Amount: For any Distribution Date and each Undercollateralized Group, the excess, if any, of the aggregate Class Principal Balance of the Class A Certificates related to such Undercollateralized Group over the Aggregate Loan Group Balance of such Group.

Private Certificates: As set forth in the Preliminary Statement.

Proprietary Lease: The lease on a Cooperative Unit evidencing the possessory interest of the owner of the Cooperative Shares in such Cooperative Unit.

Pro Rata Share: With respect to any Distribution Date and any Class of Class C-B Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount on such Distribution Date and a fraction, the numerator of which is the related Class Principal Balance of such Class and the denominator of which is the aggregate of the Class Principal Balances of the Class C-B Certificates.

Prospectus: The Prospectus, dated January 25, 2005, relating to the offering by the Depositor from time to time of its Mortgage-Backed Pass Through Certificates (Issuable in Series) in the form in which it was or will be filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the 1933 Act with respect to the offer and sale of the offered certificates.

Prospectus Supplement: The Prospectus Supplement, dated May 25, 2005, relating to the offering of the Offered Certificates in the form in which it was or will be filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the 1933 Act with respect to the offer and sale of the offered certificates.

PUD: Planned Unit Development.

Purchase Price: With respect to any Mortgage Loan required repurchased by the Seller pursuant to Section 2.02 or 2.03, purchased by a holder of certain Certificates pursuant to Section 3.11(f) or purchased at the option of the Special Servicer pursuant to Section 3.11(g), the sum of (i) 100% of the Stated Principal Balance of the Mortgage Loan as of the first day of the month of such purchase, (ii) accrued and unpaid interest on the Mortgage Loan at the applicable Mortgage Rate (reduced by the related Servicing Fee Rate, if the purchaser is also the Servicer thereof) from the first day of the month of such purchase to the first day of the month immediately following the month of such purchase, (iii) in the case of a Mortgage Loan purchased by the Seller or the Depositor, the amount of any unreimbursed Advances and Servicing Advances made by a Servicer, if such Servicer is not the Seller or the Depositor, with respect to such Mortgage Loan or, in the case of a Mortgage Loan purchased by the Special Servicer, any unreimbursed Advances and Servicing Advances payable to any Servicer (other than the Servicer or Special Servicer, as the case may be, which is purchasing such Mortgage Loans) and (iv) with respect to any purchase by the

Seller pursuant to Section 2.03, any costs and damages actually incurred and paid by or on behalf of the Trust in connection with any breach of the representation and warranty set forth in Schedule III(viii) as a result of a violation of a predatory or abusive lending law applicable to such Mortgage Loan. With respect to any Mortgage Loan required or allowed to be purchased, the Special Servicer, the Certificateholder, the Seller or the Depositor, as applicable, shall deliver to the Trustee and the Trust Administrator an Officer’s Certificate as to the calculation of the Purchase Price.

Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA or FHLMC approved mortgage insurer or having a claims paying ability rating of at least “AA” or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

Qualified Substitute Mortgage Loan: One or more mortgage Loans substituted by the Seller for one or more Deleted Mortgage Loans which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit K, individually or in the aggregate and on a weighted average basis, as applicable (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iii) have a Loan to Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity not more than one year greater than or less than that of the Deleted Mortgage Loan; provided that the remaining term to maturity of any such Mortgage Loan shall be no greater than the last maturing Mortgage Loan immediately prior to any substitution; (v) have a Maximum Mortgage Rate and Minimum Mortgage Rate not less than the respective such rates for the Deleted Mortgage Loan, have a Gross Margin equal to or greater than the Deleted Mortgage Loan and have the same Index as the Deleted Mortgage Loan; (vi) not be a Cooperative Loan unless the Deleted Mortgage Loan was a Cooperative Loan and (vii) comply with each representation and warranty set forth in Section 2.03(b).

Rating Agencies: Moody’s, S&P and DBRS, or any successor to either of them.

Ratings: As of any date of determination, the ratings, if any, of the Certificates as assigned by the Rating Agencies.

Realized Loss: With respect to any Mortgage Loan, (1) with respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the applicable Net Mortgage Rate from the related Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the related Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Net Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Mortgage Loan; (2) for any Mortgage Loan subject to a Deficient Valuation, the excess of the Stated Principal Balance of that Mortgage Loan over the principal amount as reduced in connection with the proceedings resulting in the Deficient Valuation; or (3) for any Debt Service Reduction Mortgage Loan, the present value of all monthly Debt Service Reductions on the Mortgage Loan, assuming that the mortgagor pays each Scheduled Payment on the applicable Due Date and that no Principal Prepayments are received on the Mortgage Loan, discounted at the applicable Mortgage Rate.

Realized Losses on the Group 1, Group 2, Group 3, Group 4 and Group 5 Mortgage Loans shall be allocated to the REMIC I Regular Interests as follows: (1) the interest portion of Realized Losses and Net Interest Shortfalls on the Group 1 Loans, if any, shall be allocated between the Class Y-1 and Class Z-1 Regular Interests pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof; (2) the interest portion of Realized Losses and Net Interest Shortfalls on the Group 2 Loans, if any, shall be allocated between the Class Y-2 and Class Z-2 Regular Interests pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof; (3) the interest portion of Realized Losses and Net Interest Shortfalls on the Group 3 Loans, if any, shall be allocated between the Class Y-3 and Class Z-3 Regular Interests pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof; (4) the interest portion of Realized Losses and Net Interest Shortfalls on the Group 4 Loans, if any, shall be allocated between the Class Y-4 and Class Z-4 Regular Interests pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof; and (5) the interest portion of Realized Losses and Net Interest Shortfalls on the Group 5 Loans, if any, shall be allocated between the Class Y-5 and Class Z-5 Regular Interests pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof. Any interest portion of such Realized Losses in excess of the amount allocated pursuant to the preceding sentence shall be treated as a principal portion of Realized Losses not attributable to any specific Mortgage Loan in such Group and allocated pursuant to the succeeding sentences. The principal portion of Realized Losses with respect to the Group 1, Group 2, Group 3, Group 4 and Group 5 Mortgage Loans shall be allocated to the REMIC I Regular Interests as follows: (1) the principal portion of Realized Losses on the Group 1 Loans shall be allocated, first, to the Class Y-1 Regular Interest to the extent of the Class Y-1 Principal Reduction Amount in reduction of the Uncertificated Principal Balance of such Regular Interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the Class Z-1 Regular Interest in reduction of the Uncertificated Principal Balance thereof; (2) the principal portion of Realized Losses on the Group 2 Loans shall be allocated, first, to the Class Y-2 Regular Interest to the extent of the Class Y-2 Principal Reduction Amount in reduction of the Uncertificated Principal Balance of such Regular Interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the Class Z-2 Regular Interest in reduction of the Uncertificated Principal Balance thereof; (3) the principal portion of Realized Losses on the Group 3 Loans shall be allocated, first, to the Class Y-3 Regular Interest to the extent of the Class Y-3 Principal Reduction Amount in reduction of the Uncertificated Principal Balance of such Regular Interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the Class Z-3 Regular Interest in reduction of the Uncertificated Principal Balance thereof; (4) the principal portion of Realized Losses on the Group 4 Loans shall be allocated, first, to the Class Y-4 Regular Interest to the extent of the Class Y-4 Principal Reduction Amount in reduction of the Uncertificated Principal Balance of such Regular Interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the Class Z-4 Regular Interest in reduction of the Uncertificated Principal Balance thereof; and (5) the principal portion of Realized Losses on the Group 5 Loans shall be allocated, first, to the Class Y-5 Regular Interest to the extent of the Class Y-5 Principal Reduction Amount in reduction of the Uncertificated Principal Balance of such Regular Interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the Class Z-5 Regular Interest in reduction of the Uncertificated Principal Balance thereof. For any Distribution Date, reductions in the Uncertificated Principal Balances of the Class Y and Class Z Regular Interests pursuant to this definition of Realized Loss shall be determined, and shall be deemed to occur, prior to any reductions of such Uncertificated Principal Balances by distributions on such Distribution Date.

Realized Losses on the Group 6A and Group 6B Mortgage Loans shall be allocated to the REMIC II Regular Interests as follows: (1) the interest portion of Realized Losses and Net Interest

Shortfalls on the Group 6A Loans, if any, shall be allocated between the Class Y-6A and Class Z-6A Regular Interests pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof and (2) the interest portion of Realized Losses and Net Interest Shortfalls on the Group 6B Loans, if any, shall be allocated between the Class Y-6B and Class Z-6B Regular Interests pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof. Any interest portion of such Realized Losses in excess of the amount allocated pursuant to the preceding sentence shall be treated as a principal portion of Realized Losses not attributable to any specific Mortgage Loan in such Group and allocated pursuant to the succeeding sentences. The principal portion of Realized Losses with respect to the Group 6A and Group 6B Mortgage Loans shall be allocated to the REMIC II Regular Interests as follows: (1) the principal portion of Realized Losses on the Group 6A Loans shall be allocated, first, to the Class Y-6A Regular Interest to the extent of the Class Y-6A Principal Reduction Amount in reduction of the Uncertificated Principal Balance of such Regular Interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the Class Z-6A Regular Interest in reduction of the Uncertificated Principal Balance thereof and (2) the principal portion of Realized Losses on the Group 6B Loans shall be allocated, first, to the Class Y-6B Regular Interest to the extent of the Class Y-6B Principal Reduction Amount in reduction of the Uncertificated Principal Balance of such Regular Interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the Class Z-6B Regular Interest in reduction of the Uncertificated Principal Balance thereof. For any Distribution Date, reductions in the Uncertificated Principal Balances of the Class Y and Class Z Regular Interests pursuant to this definition of Realized Loss shall be determined, and shall be deemed to occur, prior to any reductions of such Uncertificated Principal Balances by distributions on such Distribution Date.

Realized Losses allocated to the Class 6-X Certificates shall be allocated first to the REMIC IV Regular Interest 6-X-IO in reduction of the accrued but unpaid interest thereon until such accrued and unpaid interest shall have been reduced to zero and then to the REMIC IV Regular Interest 6-X PO in reduction of the principal balance thereof.

Recognition Agreement: An Agreement among a Cooperative Corporation, a lender and a Mortgagor with respect to a Cooperative Loan whereby such parties (i) acknowledge that such lender may make, or intends to make, such Cooperative Loan, (ii) make certain agreements with respect to such Cooperative Loan.

Record Date: With respect to any Distribution Date and the Certificates other than the LIBOR Certificates held in Book-Entry Form, the close of business on the last Business Day of the month preceding the month in which the applicable Distribution Date occurs. With respect to the LIBOR Certificates that are not Physical Certificates and any Distribution Date, the close of business on the Business Day immediately preceding such Distribution Date; provided, however, that following the date on which Definitive Certificates for a Class of LIBOR Certificates are available pursuant to Section 6.09, the Record Date shall be the close of business on the last Business Day of the calendar month immediately preceding the month of such Distribution Date.

Recovery: With respect to any Distribution Date and Mortgage Loan that became a Liquidated Mortgage Loan in a month preceding the month prior to the Distribution Date, an amount received in respect of principal on such mortgage loan which has previously been allocated as a Realized Loss or Applied Loss Amount to a class or classes of certificates, net of reimbursable expenses.

Reference Bank Rate: With respect to any Accrual Period relating to the LIBOR Certificates as follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 A.M., London time, on the Interest Determination Date prior to the first day of such Accrual Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Class Principal Balance of the LIBOR Certificates; provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trust Administrator after consultation with DLJMC, as of 11:00 A.M., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Class Principal Balance of the LIBOR Certificates. If no such quotations can be obtained, the Reference Bank Rate shall be the Reference Bank Rate applicable to the preceding Accrual Period.

Reference Banks: Three major banks that are engaged in the London interbank market, selected by the Trust Administrator after consultation with DLJMC.

Registration Statement: That certain registration statement on Form S-3, as amended (Registration No. 333-120966), relating to the offering by the Depositor from time to time of its Mortgage-Backed Pass Through Certificates (Issuable in Series) as heretofore declared effective by the Securities and Exchange Commission.

Regular Certificates: All of the Certificates other than the Class AR and Class AR-L Certificates.

Related Certificates: The following table sets forth certain of the REMIC III Regular Interests and the Classes of Certificates that are related to each of them:

REMIC III Regular Interest	Related Certificates
1-A-1L	1-A-1
1-A-2L	1-A-2
2-A-1L	2-A-1
2-A-2L	2-A-2
3-A-1L	3-A-1, 3-A-X
3-A-2-1L	3-A-2-1
3-A-2-2L	3-A-2-2
3-A-3L	3-A-3
4-A-1L	4-A-1
5-A-1L	5-A-1
5-A-2-1L	5-A-2-1
5-A-2-2L	5-A-2-2
C-B-1L	C-B-1
C-B-2L	C-B-2
C-B-3L	C-B-3
C-B-4L	C-B-4
C-B-5L	C-B-5
C-B-6L	C-B-6
C-B-7L	C-B-7

Relief Act: The Servicemembers Civil Relief Act, as amended, and any similar state or local statute.

Relief Act Reductions: With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month that may be attributable to a prior month, if applicable, as a result of the application of the Relief Act, the amount, if any, by which (i) interest collected on such Mortgage Loan during the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

REMIC: A “real estate mortgage investment conduit,” within the meaning of Section 860D of the Code. Reference herein to REMIC refers to each REMIC created by the Preliminary Statement.

REMIC Election: An election, for federal income tax purposes, to treat certain assets as a REMIC.

REMIC I Available Distribution Amount: For each of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5, for any Distribution Date, the Available Distribution Amount for such Loan Group.

REMIC I Distribution Amount: For any Distribution Date, the REMIC I Available Distribution Amounts shall be deemed distributed to REMIC III, as the holder of the REMIC I Regular Interests, and to Holders of the Class AR-L Certificates in respect of Component I thereof, pursuant to Section 4.01(III)(a), in the following amounts and priority:

(a)	To the extent of the REMIC I Available Distribution Amount for Loan Group 1:

(i)   first, to Class Y-1 and Class Z-1 Regular Interests and Component I of the Class AR-L Certificates, concurrently, the Uncertificated Accrued Interest for such Classes remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

(ii)                 second, to the Class Y-1 and Class Z-1 Regular Interests and Component I of the Class AR-L Certificates, concurrently, the Uncertificated Accrued Interest for such Classes for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest;

(iii)                third, to Component I of the Class AR-L Certificates, until the Uncertificated Principal Balance thereof has been reduced to zero; and

(iv)                fourth, to the Class Y-1 and Class Z-1 Regular Interests, the Class Y-1 Principal Distribution Amount and the Class Z-1 Principal Distribution Amount, respectively.

(b)	To the extent of the REMIC I Available Distribution Amount for Loan Group 2:

(i)   first, to the Class Y-2 and Class Z-2 Regular Interests, concurrently, the Uncertificated Accrued Interest for such Classes remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

(ii)                 second, to the Class Y-2 and Class Z-2 Regular Interests, concurrently, the Uncertificated Accrued Interest for such Classes for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

(iii)                third, to the Class Y-2 and Class Z-2 Regular Interests, the Class Y-2 Principal Distribution Amount and the Class Z-2 Principal Distribution Amount, respectively.

(c)	To the extent of the REMIC I Available Distribution Amount for Loan Group 3:

(i)   first, to the Class Y-3 and Class Z-3 Regular Interests, concurrently, the Uncertificated Accrued Interest for such Classes remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

(ii)                 second, to the Class Y-3 and Class Z-3 Regular Interests, concurrently, the Uncertificated Accrued Interest for such Classes for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

(iii)                third, to the Class Y-3 and Class Z-3 Regular Interests, the Class Y-3 Principal Distribution Amount and the Class Z-3 Principal Distribution Amount, respectively.

(d)	To the extent of the REMIC I Available Distribution Amount for Loan Group 4:

(i)   first, to the Class Y-4 and Class Z-4 Regular Interests, concurrently, the Uncertificated Accrued Interest for such Classes remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

(ii)                 second, to the Class Y-4 and Class Z-4 Regular Interests, concurrently, the Uncertificated Accrued Interest for such Classes for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

(iii)                third, to the Class Y-4 and Class Z-4 Regular Interests, the Class Y-4 Principal Distribution Amount and the Class Z-4 Principal Distribution Amount, respectively.

(e)	To the extent of the REMIC I Available Distribution Amount for Loan Group 5:

(i)   first, to the Class Y-5 and Class Z-5 Regular Interests, concurrently, the Uncertificated Accrued Interest for such Classes remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

(ii)                 second, to the Class Y-5 and Class Z-5 Regular Interests, concurrently, the Uncertificated Accrued Interest for such Classes for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

(iii)                third, to the Class Y-5 and Class Z-5 Regular Interests, the Class Y-5 Principal Distribution Amount and the Class Z-5 Principal Distribution Amount, respectively.

(f)  To the extent of the REMIC I Available Distribution Amounts for such Distribution Date remaining after payment of the amounts pursuant to paragraphs (a), (b), (c), (d) and (e) of this definition of “REMIC I Distribution Amount”:

(i)   first, to each Class of REMIC I Class Y and Class Z Regular Interests, pro rata according to the amount of unreimbursed Realized Losses allocable to principal previously allocated to each such Class; provided, however, that any amounts distributed pursuant to this paragraph (e)(i) of this definition of “REMIC I Distribution Amount” shall not cause a reduction in the Uncertificated Principal Balances of any of the Class Y and Class Z Regular Interests; and

(ii)                 second, to the Class AR-L Certificates in respect of Component I thereof, any remaining amount.

REMIC I Realized Losses: For any Distribution Date, Realized Losses on the Group 1, Group 2, Group 3, Group 4 or Group 5 Mortgage Loans for the related Collection Period shall be allocated to the REMIC I Regular Interests in reduction of interest accrued thereon and the principal balances thereof in accordance with the provisions of the definition of Realized Loss.

REMIC II Available Distribution Amount: For each of Loan Group 6A and Loan Group 6B for any Distribution Date, the Available Distribution Amount for such Loan Group.

REMIC II Distribution Amount: For any Distribution Date, the REMIC II Available Distribution Amounts shall be deemed distributed to REMIC III, as the holder of the REMIC II Regular Interests, and to Holders of the Class AR-L Certificates in respect of Component II thereof, pursuant to Section 4.01(III)(b), in the following amounts and priority:

(a) To the extent of the REMIC II Available Distribution Amount for Loan Group 6A:

(i)   first, to Class Y-6A and Class Z-6A Regular Interests, concurrently, the Uncertificated Accrued Interest for such Regular Interests remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

(ii)                 second, to the Class Y-6A and Class Z-6A Regular Interests, concurrently, the Uncertificated Accrued Interest for such Regular Interests for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

(iii)                third, to the Class Y-6A and Class Z-6A Regular Interests, the Class Y-6A Principal Distribution Amount and the Class Z-6A Principal Distribution Amount, respectively.

(b) To the extent of the REMIC II Available Distribution Amount for Loan Group 6B:

(i)   first, to the Class Y-6B and Class Z-6B Regular Interests, concurrently, the Uncertificated Accrued Interest for such Regular Interests remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

(ii)                 second, to the Class Y-6B and Class Z-6B Regular Interests, concurrently, the Uncertificated Accrued Interest for such Regular Interests for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

(iii)                third, to the Class Y-6B and Class Z-6B Regular Interests, the Class Y-6B Principal Distribution Amount and the Class Z-6B Principal Distribution Amount, respectively; and

(c) To the extent of the REMIC II Available Distribution Amounts for such Distribution Date remaining after payment of the amounts pursuant to paragraphs (a), (b) and (c) of this definition of “REMIC II Distribution Amount”:

(i)   first, to each of the REMIC II Class Y and Class Z Regular Interests, pro rata according to the amount of unreimbursed Realized Losses allocable to principal previously allocated to each such Regular Interests; provided, however, that any amounts distributed pursuant to this paragraph (e)(i) of this definition of “REMIC II Distribution Amount” shall not cause a reduction in the Uncertificated Principal Balances of any of the Class Y and Class Z Regular Interests; and

(ii)                 second, to the Class AR-L Certificates in respect of Component II thereof, any remaining amount.

REMIC II Realized Losses: For any Distribution Date, Realized Losses on the Group 6 Mortgage Loans for the related Collection Period shall be allocated to the REMIC II Regular Interests Y-6A, Y-6B, Z-6A and Z-6B as provided in the definition of Realized Loss in reduction of the principal balances thereof and accrued and unpaid interest thereon until such principal balances and accrued and unpaid interest shall have been reduced to zero.

REMIC III Available Distribution Amount: For any Distribution Date, the amount deemed distributed to REMIC III from REMIC I and REMIC II in respect of the Regular Interests therein.

REMIC III Principal Reduction Amounts: For any Distribution Date, the amounts by which the principal balances of the REMIC III Regular Interests LT1, LT2, LT3, LT4, LT5, LT6, LT7, LT8, LT-Y6A and LT-Y6B, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

Y1 =    the aggregate principal balance of the REMIC III Regular Interests LT1 and LT-Y6A after distributions on the prior Distribution Date.

Y2 =    the principal balance of the REMIC III Regular Interest LT2 after distributions on the prior Distribution Date.

Y3 =    the principal balance of the REMIC III Regular Interest LT3 after distributions on the prior Distribution Date.

Y4 =    the principal balance of the REMIC III Regular Interest LT4 after distributions on the prior Distribution Date (note: Y3 = Y4).

ΔY1 =                 the combined REMIC III Regular Interests LT1 and LT-Y6A Principal Reduction Amount.

ΔY2 =	the REMIC III Regular Interest LT2 Principal Reduction Amount.
ΔY3 =	the REMIC III Regular Interest LT3 Principal Reduction Amount.
ΔY4 =	the REMIC III Regular Interest LT4 Principal Reduction Amount.

P0 =     the aggregate principal balance of the REMIC III Regular Interests LT1, LT2, LT3, LT4 and LT-Y6A after distributions and the allocation of Realized Losses on the prior Distribution Date.

P1 =     the aggregate principal balance of the REMIC III Regular Interests LT1, LT2, LT3, LT4 and LT-Y6A after distributions and the allocation of Realized Losses to be made on such Distribution Date.

ΔP =         P0 - P1 = the aggregate of the REMIC III Regular Interests LT1, LT2, LT3, LT4 and LT-Y6A Principal Reduction Amounts.

=            the aggregate of the principal portions of Realized Losses to be allocated to, and the principal distributions to be made on, the Group I Certificates on such Distribution Date (including distributions of accrued and unpaid interest on the Class SB-I Certificates for prior Distribution Dates).

R0 =     the Group 6A Net WAC Rate (stated as a monthly rate) after giving effect to amounts distributed and Realized Losses allocated on the prior Distribution Date.

R1 =     the Group 6A Net WAC Rate (stated as a monthly rate) after giving effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

α =                (Y2 + Y3)/P0. The initial value of a on the Closing Date for use on the first Distribution Date shall be 0.0001.

γ0 =        the lesser of (A) the sum of (1) for all Classes of Group 6A Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net Funds Cap, if applicable) for such Class applicable for distributions to be made on such Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses on the prior Distribution Date, (2) for all Classes of Class M Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net Funds Cap, if applicable) for such Class applicable for distributions to be made on such Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class multiplied by a fraction whose numerator is the principal balance of the REMIC II Regular Interest Y-6A and whose denominator is the sum of the principal balances of the REMIC II Regular Interests Y-6A and Y-6B after distributions and the allocation of Realized Losses on the prior Distribution Date, (3) the amount, if any, by which the sum of the amounts in clauses (A)(1) and (2) of the definition of Γ0 exceeds S0 * Q0 and (4) the amount, if any, by which the sum of the amounts in clauses (A)(1) and (2) of the definition of Λ0 exceeds T0 * M0 and (B) R0*P0.

γ1 =       the lesser of (A) the sum of (1) for all Classes of Group 6A Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net Funds Cap, if applicable) for such Class applicable for distributions to be made on the next succeeding Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses to be made on such Distribution Date, (2) for all Classes of Class M Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net Funds Cap, if applicable) for such Class applicable for distributions to be made on the next succeeding Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class multiplied by a fraction whose numerator is the principal balance of the REMIC II Regular Interest Y-6A and whose denominator is the sum of the principal balances of the REMIC II Regular Interests Y-6A and Y-6B after distributions and the allocation of Realized Losses to be made on such Distribution Date, (3) the amount, if any, by which the sum of the amounts in clauses (A)(1) and (2) of the definition of Γ1 exceeds S1 * Q1 and (4) the amount, if any, by which the sum of the amounts in clauses (A)(1) and (2) of the definition of Λ1 exceeds T1 * M1 and (B) R1*P1.

Then, based on the foregoing definitions:

ΔY1 =	ΔP - ΔY2 - ΔY3 - ΔY4;
ΔY2 =	(α/2){( γ0R1 - γ1R0)/R0R1};
ΔY3 =	αΔP - ΔY2; and
ΔY4 =	ΔY3.

if both ΔY2 and ΔY3, as so determined, are non-negative numbers. Otherwise:

(1)	If ΔY2, as so determined, is negative, then

ΔY2 = 0;

ΔY3 = α{γ1R0P0 - γ0R1P1}/{γ1R0};

ΔY4 = ΔY3; and

ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

(2)	If ΔY3, as so determined, is negative, then

ΔY3 = 0;

ΔY2 = α{γ1R0P0 - γ0R1P1}/{2R1R0P1 - γ1R0};

ΔY4 = ΔY3; and

ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

The Principal Reduction Amount ?Y1 shall be allocated, first, to the REMIC III Regular Interest LT-Y6A to the extent of the Principal Reduction Amount for the REMIC II Regular Interest Y-6A and, second, any remainder shall be allocated to the REMIC III Regular Interest LT1.

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

Y5 =    the aggregate principal balance of the REMIC III Regular Interests LT5 and LT-Y6B after distributions on the prior Distribution Date.

Y6 =    the principal balance of the REMIC III Regular Interest LT6 after distributions on the prior Distribution Date.

Y7 =    the principal balance of the REMIC III Regular Interest LT7 after distributions on the prior Distribution Date.

Y8 =    the principal balance of the REMIC III Regular Interest LT8 after distributions on the prior Distribution Date (note: Y7 = Y8).

ΔY5 =                 the combined REMIC III Regular Interest LT5 and LT-Y6B Principal Reduction Amount.

ΔY6 =	the REMIC III Regular Interest LT6 Principal Reduction Amount.
Δ Y7 =	the REMIC III Regular Interest LT7 Principal Reduction Amount.
ΔY8 =	the REMIC III Regular Interest LT8 Principal Reduction Amount.

Q0 =    the aggregate principal balance of the REMIC III Regular Interests LT5, LT6, LT7, LT8 and LT-Y6B after distributions and the allocation of Realized Losses on the prior Distribution Date.

Q1 =    the aggregate principal balance of the REMIC III Regular Interests LT5, LT6, LT7, LT8 and LT-Y6B after distributions and the allocation of Realized Losses to be made on such Distribution Date.

ΔQ =         Q0 - Q1 = the aggregate of the REMIC III Regular Interests LT5, LT6, LT7, LT8 and LT-7B Principal Reduction Amounts.

=            the aggregate of the principal portions of Realized Losses to be allocated to, and the principal distributions to be made on, the Group 6B Certificates and the Group 6B portion of the Class 6-M Certificates on such Distribution Date (including distributions of accrued and unpaid interest on the Class 6-X Certificates for prior Distribution Dates to the extend attributable to interest accrued in respect of Group 6B).

S0 =     the Group 6B REMIC Net WAC Rate (stated as a monthly rate) after giving effect to amounts distributed and Realized Losses allocated on the prior Distribution Date.

S1 =     the Group 6B REMIC Net WAC Rate (stated as a monthly rate) after giving effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

β =                (Y6 + Y7)/Q0. The initial value of ß on the Closing Date for use on the first Distribution Date shall be 0.0001.

Γ0 =     the lesser of (A) the sum of (1) for all Classes of Group 6B Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net Funds Cap, if applicable) for such Class applicable for distributions to be made on such Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses on the prior Distribution Date, (2) for all Classes of Class M Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net Funds Cap, if applicable) for such Class applicable for distributions to be made on such Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class multiplied by a fraction whose numerator is the principal balance of the REMIC II Regular Interest Y-6B and whose denominator is the sum of the principal balances of the REMIC II Regular Interests Y-6A and Y-6B after distributions and the allocation of Realized Losses on the prior Distribution Date, (3) the amount, if any, by which the sum of the amounts in clauses (A)(1) and (2) of the definition of γ0 exceeds R0 * P0 and (4) the amount, if any, by which the sum of the amounts in clauses (A)(1) and (2) of the definition of Λ0 exceeds T0 * M0 reduced by the lesser of (i) the excess, if any, of R0*P0 over the sum of the amounts in clauses (A)(1) and (2) of the definition of γ0 and (ii) the sum of the amounts in clauses (3) and (4) hereof and (B) S0*Q0.

Γ1 =    the lesser of (A) the sum of (1) for all Classes of Group 6B Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net Funds Cap, if applicable) for such Class applicable for distributions to be made on the next succeeding Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized

Losses to be made on such Distribution Date, (2) for all Classes of Class M Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net Funds Cap, if applicable) for such Class applicable for distributions to be made on the next succeeding Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class multiplied by a fraction whose numerator is the principal balance of the REMIC II Regular Interest Y-6B and whose denominator is the sum of the principal balances of the REMIC II Regular Interests Y-6A and Y-6B after distributions and the allocation of Realized Losses to be made on such Distribution Date, (3) the amount, if any, by which the sum of the amounts in clauses (A)(1) and (2) of the definition of γ1 exceeds R1 * P1 and (4) the amount, if any, by which the sum of the amounts in clauses (A)(1) and (2) of the definition of Λ1 exceeds T1 * M1 reduced by the lesser of (i) the excess, if any, of R1*P1 over the sum of the amounts in clauses (A)(1) and (2) of the definition of γ1 and (ii) the sum of the amounts in clauses (3) and (4) hereof and (B) S1*Q1.

Then, based on the foregoing definitions:

ΔY5 =	ΔQ - ΔY6 - Δ Y7 - ΔY8;
ΔY6 =	(β/2){(Γ0S1 - Γ1S0)/S0S1};
Δ Y7 =	βΔQ - ΔY6; and
ΔY8 =	Δ Y7.

if both ΔY6 and Δ Y7, as so determined, are non-negative numbers. Otherwise:

(1)	If ΔY6, as so determined, is negative, then

ΔY6 = 0;

Δ Y7 = β{Γ1S0Q0 - Γ0S1Q1}/{Γ1S0};

ΔY8 = Δ Y7; and

ΔY5 = ΔQ - ΔY6 - Δ Y7 - ΔY8.

(2)	If Δ Y7, as so determined, is negative, then

Δ Y7 = 0;

ΔY6 = β{Γ1S0Q0 - Γ0S1Q1}/{2S1S0Q1 - Γ1S0};

ΔY8 = Δ Y7; and

ΔY5 = ΔQ - ΔY6 - Δ Y7 -ΔY8.

The Principal Reduction Amount ?Y5 shall be allocated, first, to the REMIC III Regular Interest LT-Y6B to the extent of the Principal Reduction Amount for the REMIC II Regular Interest Y-6B and, second, any remainder shall be allocated to the REMIC III Regular Interest LT5.

REMIC III Realized Losses: For any Distribution Date, Realized Losses on the Mortgage Loans for the related Due Period shall be allocated, as follows: Realized Losses on the Group 1, Group 2, Group 3, Group 4 or Group 5 Mortgage Loans for the related Collection Period shall be allocated to the REMIC III Regular Interests (other than the REMIC III Regular Interests LT1, LT2, LT3, LT4, LT5, LT6, LT7, LT8, LT-Y6A and LT-Y6B) as follows: Realized Losses shall be allocated to each such Class of REMIC III Regular Interests to the extent that such Realized Losses are allocated to the Related Class or Classes of Certificates. Realized Losses so allocated shall be deemed to be applied to reduce the principal balance of, or accrued interest on, such REMIC III Regular Interest to the same extent that they reduced the principal balance of, or accrued interest on, the Related Classes of Certificates.

Realized Losses on the Group 6A Mortgage Loans for the related Collection Period shall be allocated to the REMIC III Regular Interests LT1, LT2, LT3, LT4 and LT-Y6A, in reduction of the principal balances thereof and interest accrued thereon, as follows: (i) the interest portion of Realized Losses, if any, shall be allocated pro rata to accrued interest on the REMIC III Regular Interests LT1, LT2, LT3, LT4 and LT-Y6A, to the extent of such accrued interest, and (ii) any remaining interest portions of Realized Losses and any principal portions of Realized Losses shall be treated as principal portions of Realized Losses and allocated (i) to the REMIC III Regular Interest LT-Y6A to the same extent that principal Realized Losses were allocate to the REMIC II Regular Interest Y-6A, (ii) to the REMIC III Regular Interest LT2, REMIC III Regular Interest LT3 and REMIC III Regular Interest LT4, pro rata according to their respective Principal Reduction Amounts, provided that such allocation to each of the REMIC III Regular Interest LT2, REMIC III Regular Interest LT3 and REMIC III Regular Interest LT4, and (iii) any Realized Losses not allocated to any of REMIC III Regular Interest LT3, REMIC III Regular Interest LT4 and REMIC III Regular Interest LT-Y6A pursuant to the provisos of clauses (i) and (ii) above shall be allocated to the REMIC III Regular Interest LT1, until the principal balance thereof shall have been reduced to zero. Any Realized Losses on the Group 6A Mortgage Loans remaining after the allocations made in the preceding sentences shall be allocated among the Class LT2, Class LT3 and Class LT4 REMIC III Regular Interests pro-rata according to their respective principal balances as reduced by the allocations in the preceding sentence until such principal balances shall have been reduced to zero.

Realized Losses on the Group 6B Mortgage Loans for the related Collection Period shall be allocated to the REMIC III Regular Interests LT5, LT6, LT7, LT8 and LT-Y6B, in reduction of the principal balances thereof and interest accrued thereon, as follows: (i) the interest portion of Realized Losses, if any, shall be allocated pro rata to accrued interest on the REMIC III Regular Interests LT5, LT6, LT7, LT8 and LT-Y6B to the extent of such accrued interest, and (ii) any remaining interest portions of Realized Losses and any principal portions of Realized Losses shall be treated as principal portions of Realized Losses and allocated (i) to the REMIC III Regular Interest LT-Y6B to the same extent that principal Realized Losses were allocate to the REMIC II Regular Interest Y-6B, (ii) to the REMIC III Regular Interest LT6, REMIC III Regular Interest LT7 and REMIC III Regular Interest LT8, pro rata according to their respective Principal Reduction Amounts, provided that such allocation to each of the REMIC III Regular Interest LT6, REMIC III Regular Interest LT7 and REMIC III Regular Interest LT8 shall not exceed their respective Principal Reduction Amounts for such Distribution Date, and (iii) any Realized Losses not allocated to any of REMIC III Regular Interest LT6, REMIC III Regular Interest LT7, REMIC III Regular Interest LT8 or REMIC III Regular Interest LT-Y6B pursuant to the provisos of clauses (i) and (ii) above shall be allocated to the REMIC III Regular Interest LT5, until the principal balance thereof shall have been reduced to zero. Any Realized Losses on the Group 6B Mortgage Loans remaining after the allocations made in the preceding sentences shall be allocated among the Class LT6, Class LT7 and Class LT8 REMIC III Regular Interests pro-rata according to their respective principal balances as reduced by the allocations in the preceding sentence until such principal balances shall have been reduced to zero.

REMIC III Regular Interest LT1 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC III Regular Interest LT1 Principal Reduction Amount for such

Distribution Date over the Realized Losses allocated to the REMIC III Regular Interest LT1 on such Distribution Date.

REMIC III Regular Interest LT2 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC III Regular Interest LT2 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC III Regular Interest LT2 on such Distribution Date.

REMIC III Regular Interest LT3 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC III Regular Interest LT3 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC III Regular Interest LT3 on such Distribution Date.

REMIC III Regular Interest LT4 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC III Regular Interest LT4 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC III Regular Interest LT4 on such Distribution Date.

REMIC III Regular Interest LT5 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC III Regular Interest LT5 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC III Regular Interest LT5 on such Distribution Date.

REMIC III Regular Interest LT6 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC III Regular Interest LT6 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC III Regular Interest LT6 on such Distribution Date.

REMIC III Regular Interest LT7 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC III Regular Interest LT7 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC III Regular Interest LT7 on such Distribution Date.

REMIC III Regular Interest LT8 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC III Regular Interest LT8 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC III Regular Interest LT8 on such Distribution Date.

REMIC III Regular Interest LT-Y6A Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC III Regular Interest LT-Y6A Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC III Regular Interest LT-Y6A on such Distribution Date.

REMIC III Regular Interest LT-Y6B Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC III Regular Interest LT-Y6B Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC III Regular Interest LT-Y6B on such Distribution Date.

REMIC Provisions: The provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of the Code, and related provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

REMIC Regular Interest: Any of the REMIC I Regular Interests, REMIC II Regular Interests, REMIC III Regular Interests and REMIC IV Regular Interests.

REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

Required Insurance Policy: With respect to any Non-Designated Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan or the related Mortgaged Property.

Residual Certificates: The Class AR and Class AR-L Certificates.

Responsible Officer: When used with respect to the Trust Administrator, shall mean any officer within the corporate trust department of the Trust Administrator, including any Assistant Vice President, the Secretary, any Vice President, Assistant Secretary, the Treasurer, any Assistant Treasurer, any Trust Officer or any other officer of the Trust Administrator customarily performing functions similar to those performed by any of the above designated officers and any officer within the Corporate Trust Department having direct responsibility for the administration of this Agreement. When used with respect to the Trustee, shall mean any officer within the Corporate Trust Department having direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

Rolling Three Month Delinquency Rate: For any Distribution Date will be the fraction, expressed as a percentage, equal to the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

Rule 144A: Rule 144A under the 1933 Act, as in effect from time to time.

S&P: Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

Security Agreement: With respect to a Cooperative Loan, the agreement or mortgage creating a security interest in favor of the originator of the Cooperative Loan in the related Cooperative Shares.

Seller: DLJMC.

Senior Certificates: As specified in the Preliminary Statement.

Senior Liquidation Amount: The Group 1 Senior Liquidation Amount, the Group 2 Senior Liquidation Amount, the Group 3 Senior Liquidation Amount, Group 4 Senior Liquidation Amount or Group 5 Senior Liquidation Amount, as applicable.

Senior Percentage: The Group 1 Senior Percentage, Group 2 Senior Percentage, Group 3 Senior Percentage, Group 4 Senior Percentage or Group 5 Senior Percentage, as applicable.

Senior Prepayment Percentage: The Senior Prepayment Percentage for any Distribution Date occurring during the seven years beginning on the first Distribution Date for each of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5 will equal 100%. The Senior Prepayment Percentage for any Distribution Date occurring on or after the seventh anniversary of the first Distribution Date for each such Loan Group will be as follows: for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinate Percentage for such Distribution Date; and for any Distribution Date after the fourth year thereafter, the related Senior Percentage for such Distribution Date.

Notwithstanding the foregoing, on any Distribution Date and with respect to Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 or Loan Group 5 if the Senior Percentage exceeds the initial related Senior Percentage, the Senior Prepayment Percentage for each Group for that Distribution Date will equal 100%, (ii) if on or before the Distribution Date in May 2008, the Group C-B Percentage is greater than or equal to twice the Group C-B Percentage as of the Closing Date, in which case the Senior Prepayment Percentage for each Group will equal the related Senior Percentage, plus 50% of the related Subordinate Percentage for that Distribution Date, and if after the Distribution Date in May 2008, the Group C-B Percentage is greater than or equal to twice the Group C-B Percentage as of the Closing Date, then the Senior Prepayment Percentage for each such Group for such Distribution Date will equal the related Senior Percentage).

Notwithstanding the foregoing, the Senior Prepayment Percentage for any of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 or Loan Group 5 shall equal 100% for any Distribution Date as to which (i) the outstanding principal balance of the Mortgage Loans in the related Loan Group, delinquent 60 days or more (including all REO Properties and Mortgage Loans in foreclosure) (averaged over the preceding six month period), as a percentage of the related aggregate Subordinate Component Balance as of such Distribution Date is equal to or greater than 50% or (ii) cumulative Realized Losses for the Mortgage Loans in the related Loan Group exceed (a) with respect to any Distribution Date prior to the third anniversary of the first Distribution Date, 20% of the related aggregate Subordinate Component Balance as of the Closing Date (the “Original Subordinate Principal Balance”), (b) with respect to any Distribution Date on or after the third anniversary but prior to the eighth anniversary of the first Distribution Date, 30% of the related Original Subordinate Principal Balance, (c) with respect to any Distribution Date on or after the eighth anniversary but prior to the ninth anniversary of the first Distribution Date, 35% of the related Original Subordinate Principal Balance, (d) with respect to any Distribution Date on or after the ninth anniversary but prior to the tenth anniversary of the first Distribution Date, 40% of the related Original Subordinate Principal Balance, (e) with respect to any Distribution Date on or after the tenth anniversary but prior to the eleventh anniversary of the first Distribution Date, 45% of the related Original Subordinate Principal Balance and (f) with respect to any Distribution Date on or after the eleventh anniversary of the first Distribution Date, 50% of the Original Subordinate Principal Balance.

If the Senior Prepayment Percentage for one Loan Group equals 100% due to the limitations set forth above, then the Senior Prepayment Percentage for the other Loan Groups will equal 100%.

If on any Distribution Date the allocation to a Class of Senior Certificates then entitled to distributions of Principal Prepayments and other amounts in the percentage required above would reduce the outstanding Class Principal Balance of that Class below zero, the distribution to that Class of Senior

Certificates of the Senior Prepayment Percentage of those amounts for such Distribution Date shall be limited to the percentage necessary to reduce the related Class Principal Balance to zero.

Senior Principal Distribution Amount: The Group 1 Senior Principal Distribution Amount, Group 2 Senior Principal Distribution Amount, Group 3 Senior Principal Distribution Amount, Group 4 Senior Principal Distribution Amount or Group 5 Senior Principal Distribution Amount, as applicable.

Servicer Employee: As defined in Section 3.18.

Servicer Letter Agreement: With respect to each Servicer, the letter agreement, dated as of the Closing Date, between such Servicer and DLJMC regarding surviving provisions such Servicer’s mortgage loan purchase and servicing agreement with DLJMC.

Servicer Mortgage File: All documents pertaining to a Mortgage Loan not required to be included in the Trustee Mortgage File and held by the Master Servicer or the related Servicer or any Subservicer.

Servicers: SPS, GreenPoint, Wells Fargo and Wilshire to the extent it has taken over the servicing of one or more Mortgage Loans pursuant to Section 3.19 and, in each case, any successor in interest thereto or any successor servicer appointed as provided herein.

Servicing Advance: With respect to the Non-Designated Mortgage Loans, all customary, reasonable and necessary “out of pocket” costs and expenses incurred prior to, on or after the Cut-off Date in the performance by a Servicer of its servicing obligations related to such Mortgage Loans, including, but not limited to, the cost (including reasonable attorneys’ fees and disbursements) of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) compliance with the obligations under Section 3.11 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property (including default management and similar services, appraisal services and real estate broker services), (iv) any expenses incurred by a Servicer in connection with obtaining an environmental inspection or review pursuant to the second paragraph of Section 3.11(a), (v) compliance with the obligations under Section 3.09, (vi) locating any documents missing from the Trustee’s Mortgage File and (vii) obtaining broker price opinions. In no event will any Servicer be required to make any Servicing Advance which would constitute a Nonrecoverable Advance.

With respect to the Designated Mortgage Loans, Servicing Advance shall have the meaning assigned to such term in the related Designated Servicing Agreement.

Servicing Fee: As to each Mortgage Loan and any Distribution Date, an amount equal to one month’s interest at the Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in the month of such Distribution Date (prior to giving effect to any Scheduled Payments due on such Mortgage Loan on such Due Date), subject to reduction as provided in Section 3.14.

Servicing Fee Rate: As to each Mortgage Loan, the per annum rate set forth on the related Mortgage Loan Schedule; provided, that with respect to the June 2005 Distribution Date, the Servicing Fee Rate for the Mortgage Loans serviced by the Interim Servicer shall be the per annum rate set forth in the Interim Servicing Agreement or as otherwise provided in writing to the Trust Administrator and Master Servicer from the Depositor.

Servicing Officer: Any officer of a Servicer involved in, or responsible for, the administration and servicing of the related Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee and the Trust Administrator by a Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended and delivered to the Trustee and Trust Administrator.

Special Hazard Loss: A Realized Loss (or portion thereof) with respect to a Mortgage Loan arising from any direct physical loss or damage to a Mortgaged Property which is not covered by a standard hazard maintenance policy with extended coverage or by a flood insurance policy, if applicable (or which would not have been covered by such a policy had such a policy been maintained), which is caused by or results from any cause except: (i) wear and tear, deterioration, rust or corrosion, mold, wet or dry rot, inherent vice or latent defect, animals, birds, vermin, insects; (ii) settling, subsidence, cracking, shrinkage, bulging or expansion of pavements, foundations, walls, floors, roofs or ceilings; (iii) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or part thereof ensues and then only for the ensuing loss; (iv) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote; (v) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (a) by any government of sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces, (b) by military, naval or air forces, or (c) by an agent of any such government, power, authority or forces; (vi) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or (vii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

Special Hazard Loss Coverage Amount: With respect to the Class C-B Certificates, as of the Closing Date, $5,889,131 subject in each case to reduction from time to time, to be an amount equal on any Distribution Date to the lesser of (a) the greatest of (i) 1% of the Aggregate Groups 1-5 Collateral Balance, (ii) twice the principal balance of the largest Mortgage Loan in Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4 and (iii) the aggregate Stated Principal Balances of the Group 1, Group 2, Group 3, Group 4 and Group 5 Mortgage Loans secured by Mortgaged Properties located in the single California postal zip code area having the highest aggregate principal balance of any such zip code area and (b) the Special Hazard Loss Coverage Amount as of the Closing Date less the amount, if any, of losses attributable to Special Hazard Losses allocated to the Class C-B Certificates since the Closing Date. All Stated Principal Balances for the purpose of this definition will be calculated as of the first day of the month preceding such Distribution Date after giving effect to scheduled installments of principal and interest on the Mortgage Loans then due, whether or not paid. The Special Hazard Loss Coverage Amount may be reduced below the amount set forth above for any Distribution Date with the consent of the Rating Agencies as evidenced by a letter of each Rating Agency to the Trust Administrator to the effect that any such reduction will not result in a downgrading of the current ratings assigned to such Classes of Certificates rated by it.

Special Hazard Loss Coverage Termination Date: The date on which the Special Hazard Loss Coverage Amount is reduced to zero.

Special Servicer: Wilshire Credit Corporation, and its successors and permitted assigns.

Special Serviced Mortgage Loan: The Mortgage Loans for which the Special Servicer acts as servicer pursuant to Section 3.19.

SPS: Select Portfolio Servicing, Inc., a Utah corporation, and its successors and assigns.

SPS Mortgage Loans: Any SPS Serviced Mortgage Loans for which SPS has not entered into a subservicing arrangement for such Mortgage Loan pursuant to Section 3.02 hereof.

SPS Serviced Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule for which SPS is the applicable Servicer.

Standard Hazard Policy: Each standard hazard insurance policy or replacement therefore referred to in Section 3.09.

Startup Day: The Closing Date.

Stated Principal Balance: With respect to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous Curtailments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

Stepdown Date: The date occurring on the later of (x) the Distribution Date in June 2008 and (y) the first Distribution Date on which the Group 6 Senior Enhancement Percentage (calculated for this purpose after giving effect to payments or other recoveries in respect of the Mortgage Loans in Loan Group 6 during the related Collection Period but before giving effect to payments on the Group 6 Certificates on such Distribution Date) is greater than or equal to 18.80%.

Stock Power: With respect to a Cooperative Loan, an assignment of the stock certificate or an assignment of the Cooperative Shares issued by the Cooperative Corporation.

Streamlined Mortgage Loan: A Mortgage Loan originated in connection with the refinance of a mortgage loan pursuant to the Seller’s streamlined documentation program then in effect.

Subordinate Certificates: As specified in the Preliminary Statement.

Subordinate Component Balance: For any of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5, as of any date of determination, the Aggregate Loan Group Balance of such Loan Group as of such date of determination, minus the sum of the then outstanding aggregate Class Principal Balance of the related Classes of Class A Certificates.

Subordinate Group 6A Balance: For any Distribution Date will be the Aggregate Loan Group Balance for Loan Group 6A as of the first day of the related Collection Period less the aggregate Class Principal Balance of the Group 6A Senior Certificates.

Subordinate Group 6B Balance: For any Distribution Date will be the Aggregate Loan Group Balance for Loan Group 6B as of the first day of the related Collection Period less the aggregate Class Principal Balances of the Group 6B Senior Certificates.

Subordinate Liquidation Amount: For any Distribution Date and any of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 or Loan Group 5 the excess, if any, of the aggregate Liquidation Principal of all Mortgage Loans in that Loan Group which became Liquidated Mortgage Loans during the calendar month preceding the Distribution Date over the Group 1 Senior Liquidation

Amount, Group 2 Senior Liquidation Amount, Group 3 Senior Liquidation Amount, Group 4 Senior Liquidation Amount or Group 5 Senior Liquidation Amount, as applicable, for such Distribution Date.

Subordinate Percentage: With respect to any Distribution Date and Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 or Loan Group 5, the excess of 100% over the related Senior Percentage for that Distribution Date.

Subordinate Prepayment Percentage: With respect to any Distribution Date and with respect to Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 or Loan Group 5, 100% minus the related Senior Prepayment Percentage for such Distribution Date; provided, however, that if the aggregate Class Principal Balance of the Senior Certificates related to such Loan Group has been reduced to zero, then the Subordinate Prepayment Percentage for such Loan Group will equal 100%.

Subordinate Principal Distribution Amount: With respect to any Distribution Date, the sum of the following amounts for each of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 or Loan Group 5: (i) the related Subordinate Percentage of the related Principal Payment Amount, (ii) the related Subordinate Prepayment Percentage of the related Principal Prepayment Amount, and (iii) the related Subordinate Liquidation Amount; less the amount of certain cross-collateralization payments as made pursuant to Section 4.07.

Subordination Level: With respect to any Distribution Date and any Class of Class C-B Certificates, the percentage obtained by dividing the sum of the Class Principal Balances of all Classes of Class C-B Certificates which are subordinate in right of payment to such Class by the sum of the Class Principal Balances of the Group 1, Group 2, Group 3, Group 4, Group 5 and Class C-B Certificates, in each case immediately prior to such Distribution Date.

Subsequent Cut-off Date: With respect to any Subsequent Mortgage Loan, the first day of the month on which such Mortgage Loan is transferred to the Trust.

Subsequent Mortgage Loan: Any Mortgage Loan other than an Initial Mortgage Loan conveyed to the Trust Fund pursuant to Section 2.01 hereof and to a Subsequent Transfer Agreement, which Mortgage Loan shall be listed on the revised Mortgage Loan Schedule delivered pursuant to this Agreement and on Schedule A to such Subsequent Transfer Agreement. When used with respect to a single Subsequent Transfer Date, Subsequent Mortgage Loan shall mean a Subsequent Mortgage Loan conveyed to the Trust on that Subsequent Transfer Date.

Subsequent Transfer Agreement: A Subsequent Transfer Agreement substantially in the form of Exhibit R hereto, executed and delivered by and among the Depositor, DLJMC and the Trustee.

Subsequent Transfer Date: For any Subsequent Transfer Agreement, the date the related Subsequent Mortgage Loans are transferred to the Trust pursuant to the related Subsequent Transfer Agreement.

Substitution Adjustment Amount: As defined in Section 2.03.

Subservicer: Any other entity with respect to any Non-Designated Mortgage Loan under any Subservicing Agreement applicable to such Mortgage Loan and any successors and assigns under such Subservicing Agreement.

Subservicing Agreement: Any servicing agreement between a Servicer and a Subservicer pursuant to which a Servicer delegates any of its servicing responsibilities with respect to any of the Non-Designated Mortgage Loans.

SunTrust: SunTrust Mortgage Co., and its successors and assigns.

SunTrust Serviced Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule, for which SunTrust is the applicable Servicer.

SunTrust Reconstituted Servicing Agreement: That certain Reconstituted Servicing Agreement dated as of May 1, 2005 among DLJMC, SunTrust, the Master Servicer and the Trust Administrator, and acknowledged by the Trustee.

SunTrust Underlying Servicing Agreement: The “Servicing Agreement” referred to in the SunTrust Reconstituted Servicing Agreement.

Targeted Overcollateralization Amount: For any Distribution Date prior to the Stepdown Date, 0.50% of the Aggregate Loan Group 6 Balance as of the Initial Cut-off Date; with respect to any Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event is not in effect, the greater of (a) 1.00% of the Aggregate Loan Group 6 Balance for such Distribution Date, or (b) 0.50% of the Aggregate Group 6 Collateral Balance as of the Initial Cut-off Date; with respect to any Distribution Date on or after the Stepdown Date with respect to which a Trigger Event has occurred and is continuing, the Targeted Overcollateralization Amount for the Distribution Date immediately preceding such Distribution Date.

Tax Matters Person: The person designated as “tax matters person” in the manner provided under Treasury regulation § 1.860F 4(d) and temporary Treasury regulation § 301.6231(a)(7)1T. Initially, the Tax Matters Person shall be the Trust Administrator.

Telerate Page 3750: The display designated as page 3750 on Bridge Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks).

Terminating Entity: SPS or the entity or entities designated pursuant to paragraphs (b) or (c) of Section 7.04 of this Agreement.

Transferring Servicer: As defined in Section 3.19 hereof.

Transferee Affidavit and Agreement: As defined in Section 6.02(g)(i)(B).

Trigger Event: A Trigger Event will occur for any Distribution Date if either (i) the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds 34.00% of the Group 6 Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative Realized Losses as a percentage of the Aggregate Group 6 Collateral Balance on the Closing Date for such Distribution Date is greater than the percentage set forth in the following table:

Range of Distribution Dates	Cumulative Loss Percentage
June 2008 – May 2009	1.00%*
June 2009 – May 2010	1.50%*
June 2010 – May 2011	1.75%*
June 2011 and thereafter	1.90%*

*

The cumulative loss percentages set forth above are applicable to the first Distribution Date in the corresponding range of Distribution Dates. The cumulative loss percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

Trust: The trust created pursuant to Section 2.01 this Agreement.

Trust Administrator: Wells Fargo Bank, N.A., a national banking association, not in its individual capacity, but solely in its capacity as Trust Administrator for the benefit of the Certificateholders under this Agreement, and any successor thereto, as provided herein.

Trust Administrator Fee: As specified in Section 10.05.

Trust Administrator Fee Rate: As to each Mortgage Loan, a per annum rate equal to 0.00%.

Trust Fund: The corpus of the trust created by this Agreement consisting of (a) the Mortgage Loans, including all interest and principal received or receivable by the Depositor on or with respect to the Mortgage Loans after the Cut-off Date, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date, together with the Mortgage Files relating to the Mortgage Loans, (b) REO Property, (c) the Collection Account, the Certificate Account, the Prefunding Account, the Capitalized Interest Account, the Group 6 Interest Rate Cap Account, the Class 3-A-1 Basis Risk Reserve Fund and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (d) any insurance policies with respect to the Mortgage Loans, (e) the Depositor’s rights under the Assignment and Assumption Agreement, (f) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property and (g) the Trust’s rights under the Interest Rate Cap Agreements.

Trust Receipt and Final Certification: As defined in Section 2.02(a).

Trust Receipt and Initial Certification: As defined in Section 2.02(a).

Trustee: U.S. Bank National Association, a national banking association, not in its individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders under this Agreement, and any successor thereto, as provided herein.

Trustee Mortgage File: The mortgage documents listed in Section 2.01 hereof pertaining to a particular Mortgage Loan and any additional documents required to be added to the Trustee Mortgage File pursuant to this Agreement.

Uncertificated Accrued Interest: With respect to any Uncertificated Regular Interest for any Distribution Date, one month’s interest at the related Uncertificated Pass-Through Rate for such Distribution Date, accrued on the Uncertificated Principal Balance or Uncertificated Notional Amount, as applicable, immediately prior to such Distribution Date. Uncertificated Accrued Interest for the Uncertificated Regular Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC I Regular Interests for any Distribution Date, any Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest Payments) relating to the Group 1, Group 2, Group 3, Group 4 and Group 5 Mortgage Loans for any Distribution Date shall be allocated among the REMIC I Regular Interests, pro rata, based on, and to the extent of, Uncertificated Accrued Interest, as calculated without application of this sentence. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC II Regular Interests Y-6A and Z-6A for any Distribution Date, any Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest Payments) relating to the Group 6A Mortgage Loans for any Distribution Date shall be allocated to REMIC II Regular Interests Y-6A and Z-6A, pro rata according to the Uncertificated Accrued Interest thereon calculated without reference to this sentence of the definition of Uncertificated Accrued Interest. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC II Regular Interests Y-6B and Z-6B for any Distribution Date, any Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest Payments) relating to the Group 6B Mortgage Loans for any Distribution Date shall be allocated to the REMIC II Regular Interests Y-6B and Z-6B pro-rata according to the Uncertificated Accrued Interest thereon calculated without reference to this sentence of the definition of Uncertificated Accrued Interest. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC III Regular Interests for any Distribution Date, any Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest Payments) relating to the Group 1, Group 2, Group 3, Group 4 and Group 5 Mortgage Loans for any Distribution Date shall be allocated among the REMIC III Regular Interests (other than the LT1, LT2, LT3, LT4, LT5, LT6, LT7, LT8, LT-Y6A, and LT-Y6B), pro rata, based on, and to the extent of, Uncertificated Accrued Interest, as calculated without application of this sentence, any Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest Payments) relating to the Group 6A Mortgage Loans for any Distribution Date shall be allocated among REMIC III Regular Interests LT1, LT2, LT3, LT4 and LT-Y6A, pro rata, based on, and to the extent of, Uncertificated Accrued Interest, as calculated without application of this sentence, any Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest Payments) relating to the Group 6B Mortgage Loans for any Distribution Date shall be allocated among REMIC III Regular Interests LT5, LT6, LT7, LT8 and LT-Y6B, pro rata, based on, and to the extent of, Uncertificated Accrued Interest, as calculated without application of this sentence. Uncertificated Accrued Interest on the REMIC IV Regular Interest 6-X-PO shall be zero. Uncertificated Accrued Interest on the REMIC IV Regular Interest 6-X-IO for each Distribution Date shall equal Accrued Certificate Interest for the Class 6-X Certificates.

Uncertificated Pass-Through Rate: For any REMIC I Regular Interest, REMIC II Regular Interest or REMIC III Regular Interest, the per annum rate set forth or calculated in the manner described in the Preliminary Statement under “REMIC I,” “REMIC II” or “REMIC III,” respectively.

Uncertificated Principal Balance: The principal amount of any REMIC I, REMIC II or REMIC III Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Principal Balance of each REMIC I, REMIC II and REMIC III Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its Initial Uncertificated Principal Balance under “REMIC I,” “REMIC II” and “REMIC III” respectively. On each Distribution Date, the Uncertificated Principal Balance of each REMIC I Regular Interest, REMIC II Regular Interest and REMIC III Regular Interest shall be reduced, in the case of REMIC I Regular Interests, by the sum of (i) the principal portion of Realized Losses allocated to the REMIC I Regular Interests in accordance with the definition of REMIC I Realized Losses and (ii) the amounts deemed distributed on each Distribution Date in respect of principal on the REMIC I Regular Interests pursuant to Section 4.01(III)(a), in the case of REMIC II Regular Interests, by the sum of (i) the principal portion of Realized Losses allocated to the REMIC II Regular Interests in accordance with the definition of REMIC II Realized Losses and (ii) the amounts deemed distributed on each Distribution Date in respect of principal on the REMIC II Regular Interests pursuant to Section 4.01(III)(b), and, in the case of REMIC III Regular Interests, by the sum of (i) the principal portion of Realized Losses allocated to the REMIC III Regular Interests in accordance with the definition of REMIC III Realized Loss and (ii) the amounts deemed distributed on each Distribution Date in respect of principal on the REMIC III Regular Interests pursuant to Section 4.01(III)(c).

Uncertificated Regular Interest: Any of the REMIC I Regular Interests, REMIC II Regular Interests and REMIC III Regular Interests.

Undercollateralized Group: As defined in Section 4.07(b).

Underwriter’s Exemption: Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

U.S. Person: A citizen or resident of the United States, a corporation, partnership or other entity treated as a corporation or partnership for federal income tax purposes created or organized in, or under the laws of, the United States, any State thereof or the District of Columbia, or an estate whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, any trust treated as a United States Person under Code Section 7701(a)(30).

Voting Rights: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement. At all times during the term of this Agreement, 98% of all Voting Rights shall be allocated among the Class A Certificates (other than the Class 3-A-X and Residual Certificates), Class M Certificates and Class C-B Certificates. The portion of such 98% Voting Rights allocated to each of the Class A Certificates (other than the Class 3-A-X and Residual Certificates), Class M Certificates and Class C-B Certificates shall be based on the fraction, expressed as a percentage, the numerator of which is the Class Principal Balance of each such Class then outstanding and the denominator of which is the aggregate Class Principal Balance of all such Classes then outstanding. At all times during the term of this Agreement, the Class 3-A-X Certificates shall be allocated 1% of the Voting Rights. At all times during the term of this Agreement, the Class 6-X Certificates shall be allocated 1% of the Voting Rights. Voting Rights shall be allocated among the Certificates within each Class in proportion to their respective outstanding Class Principal Balances or Class Notional Amounts, as applicable. The Class AR and Class AR-L Certificates shall have no Voting Rights.

Wachovia: Wachovia Mortgage Corporation, and its successors and assigns.

Wachovia Serviced Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule, for which Wachovia is the applicable Servicer.

Wachovia Servicing Agreement: That certain Reconstituted Servicing Agreement dated as of May 1, 2005 among DLJMC, Wachovia and the Master Servicer, and acknowledged by the Trustee and the Trust Administrator.

Wachovia Underlying Servicing Agreement: The “Servicing Agreement” referred to in the Wachovia Reconstituted Servicing Agreement.

Weighted Average Pass-Through Rate: With respect to any Distribution Date and Loan Group a rate equal to the weighted average of the Net Mortgage Rates on the Mortgage Loans in such Loan Group as of the second preceding Due Date (excluding any such Mortgage Loans that were subject to a Payoff, the principal of which was distributed on the Distribution Date preceding the current Distribution Date) after giving effect to payments due on such Due Date, whether or not received, weighted on the basis of the Stated Principal Balances as of such date.

Wells Fargo: Wells Fargo Bank, N.A.

Wells Fargo Serviced Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule, for which Wells Fargo is the applicable Servicer, which Mortgage Loans shall include the Ohio Savings Bank Interim Serviced Mortgage Loans that are transferred to Wells Fargo at the end of the Interim Servicing Period.

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS;

REPRESENTATIONS AND WARRANTIES

SECTION 2.01.	Conveyance of Trust Fund.

(a)               The Depositor does hereby establish the Adjustable Rate Mortgage Trust 2005-5 (the “Trust”) and sells, transfers, assigns, delivers, sets over and otherwise conveys to the Trustee in trust for the benefit of the Certificateholders, without recourse, the Depositor’s right, title and interest in and to (a) the Initial Mortgage Loans listed in the Mortgage Loan Schedule, including all interest and principal received or receivable by the Depositor on or with respect to the Initial Mortgage Loans after the Initial Cut-off Date and any Assigned Prepayment Premiums with respect thereto, but not including payments of principal and interest due and payable on the Initial Mortgage Loans on or before the Initial Cut-off Date, together with the Mortgage Files relating to the Initial Mortgage Loans, (b) REO Property, (c) the Collection Account, the Certificate Account, the Prefunding Account, the Capitalized Interest Account, the Class 3-A-1 Basis Risk Reserve Fund, the Group 6 Interest Rate Cap Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (d) any insurance policies with respect to the Initial Mortgage Loans, (e) the Depositor’s rights under the Assignment and Assumption Agreement and (f) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

(b)               In connection with the transfer and assignment set forth in clause (a) above, the Depositor has delivered or caused to be delivered to a Custodian for the benefit of the Certificateholders, the documents and instruments with respect to each Initial Mortgage Loan as assigned:

(i)                (A) the original Mortgage Note bearing all intervening endorsements and including any riders to the Mortgage Note, endorsed “Pay to the order of ________________, without recourse” and signed in the name of the last named endorsee by an authorized officer or (B) with respect to any Lost Mortgage Note, a lost note affidavit and indemnity from the Seller stating that the original Mortgage Note was lost or destroyed, (together with a copy of such Mortgage Note, if available) and indemnifying the Trust Fund against any loss, cost or liability resulting from the failure to deliver the original Mortgage Note;

(ii)               the original of any guarantee executed in connection with the Mortgage Note (if any);

(iii)              for each Mortgage Loan that is not a MERS Mortgage Loan, the original Mortgage, with evidence of recording thereon, or copies certified by the related recording office or if the original Mortgage has not yet been returned from the recording office, a copy certified by or on behalf of the Seller indicating that such Mortgage has been delivered for recording (the return directions for the original Mortgage should indicate, when recorded, mail to the Seller) and in the case of each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the related Mortgage Loan and either language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

(iv)              the originals of all assumption, modification, consolidation or extension agreements, (or, if an original of any of these documents has not been returned from the recording office,

a copy thereof certified by or on behalf of the Seller, the original to be delivered to the Seller forthwith after return from such recording office) with evidence of recording thereon, if any;

(v)               for each Mortgage Loan that is not a MERS Mortgage Loan, the original Assignment of Mortgage as appropriate, in recordable form, for each Mortgage Loan from the last assignee assigned in blank;

(vi)              for each Mortgage Loan that was not a MERS Mortgage Loan at its origination, the originals of any intervening recorded Assignments of Mortgage, showing a complete chain of assignment from origination to the last assignee, including warehousing assignments, with evidence of recording thereon (or, if an original intervening Assignment of Mortgage has not been returned from the recording office, a copy thereof certified by or on behalf of the Seller, the original to be delivered to the Custodian forthwith after return from such recording office);

(vii)             the original mortgage title insurance policy, or copy of title commitment (or in appropriate jurisdictions, attorney’s opinion of title and abstract of title); and

(viii)            with respect to a Cooperative Loan, if any, the originals of the following documents or instruments:

(A)	the Cooperative Shares, together with the Stock Power in blank;
(B)	the executed Security Agreement;

(C)              the executed Proprietary Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan;

(D)	the executed Recognition Agreement;

(E)              Copies of the original UCC financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(F)              Copies of the filed UCC assignments or amendments of the security interest referenced in clause (E) above showing an unbroken chain of title from the originator to the Trust, each with evidence of recording thereof, evidencing the interest of the assignee under the Security Agreement and the Assignment of Proprietary Lease;

(G)              An executed assignment of the interest of the originator in the Security Agreement, the Assignment of Proprietary Lease and the Recognition Agreement, showing an unbroken chain of title from the originator to the Trust; and

(H)              For any Cooperative Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment.

In addition, in connection with the assignment of any MERS Mortgage Loan, the Seller agrees that it will cause, at the Seller’s expense, the MERS® System to indicate that such Mortgage Loans have been assigned by the Seller to the Trustee in accordance with this Agreement (and any Subsequent Transfer Agreement) for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased or substituted in accordance with this Agreement) the information required by the MERS® System to (a) identify the Trustee and (b) identify the series of the Certificates issued in connection with such Mortgage Loans. The Trustee shall confirm, or cause the Custodian to confirm, on the Final Certification of the Custodian that such assignment has occurred. The Seller further agrees that it will not, and will not permit a Servicer to, and each related Servicer agrees that it will not, alter the information referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased or substituted in accordance with the terms of this Agreement.

In the event the Depositor delivers to the Custodian certified copies of any document or instrument set forth in 2.01(b) because of a delay caused by the public recording office in returning any recorded document, the Depositor shall deliver or cause to be delivered to the Custodian, within 60 days of the Closing Date or the related Subsequent Transfer Date, as applicable, an Officer’s Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, and (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation.

In the event that in connection with any Mortgage Loan the Depositor cannot deliver (a) for a Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage, (b) all interim recorded assignments or (c) the lender’s title policy (together with all riders thereto) satisfying the requirements set forth above, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (a) or (b) above, or because the title policy has not been delivered to the Seller or the Depositor by the applicable title insurer in the case of clause (c) above, the Depositor shall promptly deliver to the Custodian, in the case of clause (a) or (b) above, such original Mortgage or such interim assignment, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office and, in the case of clause (c) above, any title policy upon receipt from the applicable title insurer.

As promptly as practicable subsequent to such transfer and assignment, and in any event, within thirty (30) days thereafter, DLJMC shall, at its expense, (i) affix or cause to be affixed the Trustee’s name to each Assignment of Mortgage, as the assignee thereof, (ii) cause such assignment to be in proper form for recording in the appropriate public office for real property records within thirty (30) days after receipt thereof and (iii) cause to be delivered for recording in the appropriate public office for real property records the assignments of the Mortgages to the Trustee, except that, with respect to any assignment of a Mortgage as to which DLJMC has not received the information required to prepare such assignment in recordable form, DLJMC’s obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within thirty (30) days after the receipt thereof, and DLJMC need not cause to be recorded any assignment which relates to a Mortgage Loan in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Depositor (at the Depositor’s expense) to the Trustee, the Trust Administrator and DLJMC, acceptable to the Rating Agencies, the recordation of such assignment is not necessary to protect the Trustee’s and the Certificateholders’ interest in the related Mortgage Loan.

If any original Mortgage Note referred to in Section 2.01(b)(i) above cannot be located, the obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon delivery to the Custodian of a photocopy of such Mortgage Note, if available, with a lost note affidavit and indemnity. If any of the original Mortgage Notes for which a lost note affidavit and indemnity was delivered to the Custodian is subsequently located, such original Mortgage Note shall be delivered to the Custodian within three (3) Business Days.

(c)               The Trustee and the Trust Administrator are authorized to enter into one or more Custodial Agreements, at the direction of the Depositor, for the purpose of having a Custodian maintain custody of the documents and instruments referred to in this Section 2.01, and any documents delivered thereunder shall be delivered to the Custodian and any Officer’s Certificates delivered with respect thereto shall be delivered to the Trustee, the Trust Administrator and the Custodian.

(d)               It is the express intent of the parties to this Agreement that the conveyance of the Mortgage Loans by the Depositor to the Trustee as provided in this Section 2.01 be, and be construed as, a sale of the Mortgage Loans by the Depositor to the Trustee. It is, further, not the intention of the parties to this Agreement that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the intent of the parties to this Agreement, the Mortgage Loans are held to be the property of the Depositor, or if any for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans then (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code; (b) the conveyance provided for in this Section 2.01 shall be deemed to be a grant by the Depositor to the Trustee for the benefit of the Certificateholders of a security interest in all of the Depositor’s right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee or any Custodian of such items of property and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “in possession by the secured party” for purposes of perfecting the security interest pursuant to Section 9-313 of the New York Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the benefit of the Certificateholders for the purpose of perfecting such security interest under applicable law (except that nothing in this clause (d) shall cause any person to be deemed to be an agent of the Trustee for any purpose other than for perfection of such security interests unless, and then only to the extent, expressly appointed and authorized by the Trustee in writing). The Depositor and the Trustee, upon directions from the Depositor, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

(e)               The Depositor hereby authorizes and directs the Trustee to (i) execute the Interest Rate Cap Agreements and (ii) to ratify, on behalf of the Trust, the terms agreed to by the Depositor with respect to the Interest Rate Cap Agreements. The Depositor shall pay or cause to be paid on behalf of the Trust the payments owed to the Interest Rate Cap Counterparty as of the Closing Date pursuant to the terms of the Interest Rate Cap Agreements. The Trustee hereby ratifies the terms agreed to by the Depositor with respect to the Interest Rate Cap Agreements.

(f)                Upon one Business Day’s prior written notice to the Trustee and the Rating Agencies, on any Business Day designated by the Depositor during the Prefunding Period, the Depositor, the Seller and the Trustee shall complete, execute and deliver a Subsequent Transfer Agreement so long as each Rating Agency has provided notice that the execution and delivery of such Subsequent Transfer Agreement will not result in a reduction or withdrawal of the ratings assigned to the Certificates on the Closing Date.

The transfer of Subsequent Mortgage Loans and the other property and rights relating to them on a Subsequent Transfer Date is subject to the satisfaction of each of the following conditions:

(i) each Subsequent Mortgage Loan conveyed on such Subsequent Transfer Date satisfies the representations and warranties applicable to it under this Agreement as of the applicable Subsequent Transfer Date; provided, however, that with respect to a breach of a representation and warranty with respect to a Subsequent Mortgage Loan, the obligation under Section 2.03 of this Agreement of the Seller to cure, repurchase or replace such Subsequent Mortgage Loan shall constitute the sole remedy against the Seller respecting such breach available to Certificateholders, the Depositor or the Trustee;

(ii) the Rating Agencies shall have been provided with an Opinion of Counsel or Opinions of Counsel (dated as of the Closing Date), at the expense of the Depositor, with respect to the characterization of the transfer of the Subsequent Mortgage Loans conveyed on such Subsequent Transfer Date as a sale, to be delivered as provided pursuant to Section 2.01(g);

(iii) the execution and delivery of such Subsequent Transfer Agreement or conveyance of the related Subsequent Mortgage Loans does not result in a reduction or withdrawal of any ratings assigned to the Certificates on the Closing Date by the Rating Agencies;

(iv) no Subsequent Mortgage Loan conveyed on such Subsequent Transfer Date was 30 or more days contractually delinquent as of its subsequent Cut-off Date;

(v) the remaining term to stated maturity of such Subsequent Mortgage Loan will not exceed 30 years;

(vi) the Depositor shall have deposited in the Collection Account all principal and interest collected with respect to the related Subsequent Mortgage Loans on or after the related Subsequent Cut-off Date;

(vii) such Subsequent Mortgage Loan will not have a Loan-to-Value Ratio greater than 100.0%;

(viii) such Subsequent Mortgage Loan will have a principal balance not greater than $1,500,000;

(ix) no Subsequent Mortgage Loan shall have a maturity date after August 1, 2035;

(x) such Subsequent Mortgage Loan shall have a Net Mortgage Rate equal to or greater than 2.50%;

(xi) such Subsequent Mortgage Loan shall have a first payment date no later than September 1, 2005;

(xii) such Subsequent Mortgage Loan will be otherwise acceptable to the Rating Agencies;

(xiii) no Subsequent Mortgage Loan will be subject to the Homeownership and Equity Protection Act of 1994 or any comparable state or local law;

(xiv)	no such Subsequent Mortgage Loan will be a balloon loan;

and

(xv) following the conveyance of the Subsequent Mortgage Loans on such Subsequent Transfer Date, the characteristics of the Mortgage Loans in Loan Group 6B will be as follows (calculated as of the respective Cut-off Dates):

(A)             a weighted average Mortgage Rate of approximately 6.210% per annum;

(B)             a weighted average remaining term to stated maturity of approximately 357 months;

(C)             a weighted average Loan-to-Value Ratio of not more than 78.00%;

(D)             no more than 38.9% of such Mortgage Loans (by aggregate Cut-off Date Principal Balance) will be concentrated in one state;

(E)             no more than 23.9% of such Mortgage Loans (by aggregate Cut-off Date Principal Balance) will relate to non-owner occupied properties; and

(F)              no more than 30.8% of such Mortgage Loans (by aggregate Cut-off Date Principal Balance) will be interest only Mortgage Loans.

(g)               Upon (1) delivery to the Trustee and the Trust Administrator by the Depositor of a revised Mortgage Loan Schedule reflecting the Subsequent Mortgage Loans conveyed on such Subsequent Transfer Date and (2) delivery to the Trustee and the Trust Administrator by the Depositor of an Officer’s Certificate confirming the satisfaction of each of the conditions precedent set forth in Section 2.01(f), the Trust Administrator shall remit to the Depositor the Aggregate Subsequent Transfer Amount related to the Subsequent Mortgage Loans transferred by the Depositor on such Subsequent Transfer Date from funds in the Prefunding Account.

The Trustee and the Trust Administrator shall not be required to investigate or otherwise verify compliance with the conditions set forth in the preceding paragraph, except for its own receipt of documents specified above, and shall be entitled to rely on the required Officer’s Certificate.

(h)               Except as specifically set forth in this Agreement or by separate written agreement among the related parties hereto, the Depositor, the Seller, each Servicer and the Master Servicer agree that the provisions of this Agreement shall supercede any provisions in any existing mortgage loan purchase agreement or servicing agreement with respect to the Mortgage Loans for which the Depositor, the Seller, a Servicer or the Master Servicer may be a party.

SECTION 2.02.	Acceptance by the Trustee.

(a)               Pursuant to Section 4 of the LaSalle Custodial Agreement, the Custodian agrees to execute and deliver on the Closing Date to the Depositor, the Trustee and the Trust Administrator a Trust Receipt and Initial Certification in the form annexed hereto as Exhibit I-1. Based on its review and examination, and only as to the documents identified in such Trust Receipt and Initial Certification, the Custodian acknowledges that such documents appear regular on their face and relate to such Initial

Mortgage Loan. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

Pursuant to Section 6 of the LaSalle Custodial Agreement, not later than 90 days after the Closing Date, the Custodian shall deliver to the Depositor, the Trustee and the Trust Administrator a Trust Receipt and Final Certification in the form annexed hereto as Exhibit J, with any applicable exceptions noted thereon.

Based solely upon the Trust Receipt and Initial Certification received from the Custodian, and subject to the provisions of Section 2.01 and any exceptions noted on the exception report described in the next paragraph below, the Trustee acknowledges receipt of the documents referred to in Section 2.01 above and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of the Trust Fund in trust for the exclusive use and benefit of all present and future Certificateholders.

If, in the course of such review, the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01, the Custodian shall list such as an exception in the Trust Receipt and Final Certification pursuant to Section 6 of the LaSalle Custodial Agreement; provided, however, that the Custodian shall not make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates.

The Seller shall promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Seller does not correct or cure such defect within such period and such defect materially and adversely affects the interests of Certificateholders in the related Mortgage Loan, the Seller shall either (a) substitute for the related Mortgage Loan a Qualified Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, or (b) repurchase such Mortgage Loan within 90 days from the date that the Seller was notified of such defect in writing at the Purchase Price of such Mortgage Loan; or such longer period not to exceed 720 days from the Closing Date if the substitution or repurchase of a Mortgage Loan pursuant to this provision is required by reason of a delay in delivery of any documents by the appropriate recording office or title insurer, as applicable; provided, however, that the Seller shall have no liability for recording any Assignment of Mortgage in favor of the Trustee or for the Custodian’s failure to record such Assignment of Mortgage, and provided, further, that no Seller shall be obligated to repurchase or cure any Mortgage Loan solely as a result of the Custodian’s failure to record such Assignment of Mortgage. The Trust Administrator shall deliver or direct the Custodian to deliver to each Rating Agency written notice within 270 days from the Closing Date indicating each Mortgage Loan (a) for which a mortgage or assignment of mortgage required to be recorded hereunder has not been returned by the appropriate recording office or (b) as to which there is a dispute as to location or status of such Mortgage Loan. Such notice shall be delivered every 90 days thereafter until the related Mortgage Loan is returned to the Custodian. Any such substitution pursuant to clause (a) of the preceding sentence shall not be effected prior to the delivery to the Trustee and the Trust Administrator of (1) the Opinion of Counsel required by Section 2.05 hereof, and (2) a Request for Release substantially in the form of Exhibit K. No substitution is permitted to be made in any calendar month after the Determination Date for such month. The Purchase Price for any such Mortgage Loan shall be deposited by the Seller in the related Collection Account on or prior to the Business Day immediately preceding such Distribution Date in the month following the month during which the Seller became obligated hereunder to repurchase or replace such Mortgage Loan and, upon receipt of such deposit and certification with respect thereto in the form of Exhibit K hereto, the Custodian shall release the related Mortgage File to the Seller and shall execute and deliver at such entity’s request such instruments of transfer or assignment prepared by such entity, in each case without recourse, as shall be necessary to vest in such entity, or a designee, the Trustee’s interest in any Mortgage Loan released pursuant hereto.

If pursuant to the preceding paragraph the Seller repurchases a Mortgage Loan that is a MERS Mortgage Loan, the related Servicer shall, at the Seller’s expense, either (i) cause MERS to execute and deliver an Assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and shall cause such Mortgage to be removed from registration on the MERS® System in accordance with MERS’ rules and regulations or (ii) cause MERS to designate on the MERS® System the Seller as the beneficial holder of such Mortgage Loan.

The Custodian shall execute and deliver prior to 10:00 a.m. (New York time) on each Subsequent Transfer Date to the Depositor, the Trust Administrator and each Servicer a Subsequent Certification in the form annexed hereto as Exhibit I-2. Based on its review and examination, and only as to the documents identified in such Subsequent Certification, the Custodian shall acknowledge that such documents appear regular on their face and relate to such Subsequent Mortgage Loan. None of the Trustee, the Trust Administrator or the Custodian shall be under any duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

Not later than 90 days after the end of the Prefunding Period, the Custodian shall deliver to the Depositor, the Trust Administrator, the Seller and each Servicer a Final Certification with respect to the Subsequent Mortgage Loans in the form annexed hereto as Exhibit J with any applicable exceptions noted thereon.

If, in the course of such review of the Mortgage Files relating to the Subsequent Mortgage Loans, the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01, the Custodian shall list such as an exception in the Final Certification; provided, however that the Custodian shall not make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates. The Seller shall cure any such defect or repurchase or substitute for any such Mortgage Loan in accordance with this Section 2.02(a).

(b)               It is understood and agreed that the obligation of the Seller to cure, substitute for or to repurchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee, the Trust Administrator, the Depositor and any Certificateholder against the Seller.

SECTION 2.03.	Representations and Warranties of the Seller, Master Servicer and Servicers.

(a)               Each of DLJMC, in its capacity as Seller, Wells Fargo, in its capacity as Master Servicer, GreenPoint, in its capacity as Servicer, SPS, in its capacity as Servicer, Wells Fargo, in its capacity as Servicer, and Wilshire, in its capacity as Special Servicer, hereby makes the representations and warranties applicable to it set forth in Schedules IIA, IIB, IIC, IID, IIE or IIF, as applicable hereto, and by this reference incorporated herein, to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified therein, as of the Cut-off Date or such other date as may be specified. In addition, SPS, in its capacity as Servicer, Wells Fargo, in its capacity as Servicer, Wilshire, in its capacity as Special Servicer and GreenPoint, in its capacity as Servicer, makes the representations and warranties applicable to it set forth in Schedules IIC, IID, IIE and IIF hereto, respectively, and by this reference incorporated herein, to the Master Servicer as of the Closing Date, or if so specified therein, as of the Cut-off Date or such other date as may be specified.

(b)               DLJMC, in its capacity as Seller, hereby makes the representations and warranties set forth in Schedule III as to the Mortgage Loans and by this reference incorporated herein, to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified therein, as of the Cut-off Date or such other date as may be specified.

(c)               Upon discovery by any of the parties hereto of a breach of a representation or warranty made pursuant to Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties; provided that, if applicable, any breach of the representations and warranties set forth in Schedule III(xix), III(xxii), III(xxiv), III(xxvii), III(xxviii), III(xxix) and III(xxxii) shall be deemed to materially and adversely affect the interests of the Certificateholders in that Mortgage Loan. The Seller hereby covenants that within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty made by it pursuant to Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan sold by the Seller to the Trust, it shall cure such breach in all material respects, and if such breach is not so cured, shall, (i) if such 90 day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan (a “Deleted Mortgage Loan”) from the Trust Fund and substitute in its place a Qualified Substitute Mortgage Loan, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans at the Purchase Price in the manner set forth below; provided, however, that any such substitution pursuant to (i) above shall not be effected prior to the delivery to the Trustee and the Trust Administrator of the Opinion of Counsel required by Section 2.05 hereof, if any, and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Trustee or the Trust Administrator of a Request for Release substantially in the form of Exhibit K relating to the Deleted Mortgage Loan and the Mortgage File for any such Qualified Substitute Mortgage Loan. The Seller shall promptly reimburse the Trustee, the Trust Administrator, the Special Servicer and the related Servicer (if such Servicer is not the Seller of such Mortgage Loan) for any actual out of pocket expenses reasonably incurred by the Trustee, the Trust Administrator, the Special Servicer and the related Servicer (if such Servicer is not the Seller of such Mortgage Loan) in respect of enforcing the remedies for such breach. With respect to any representation and warranties described in this Section which are made to the best of the Seller’s knowledge if it is discovered by any of the Depositor, the Master Servicer, the Seller, any Servicer, the Special Servicer, the Trustee or the Trust Administrator that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, notwithstanding the Seller’s lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

With respect to any Qualified Substitute Mortgage Loan or Loans, the Seller shall deliver to the Custodian for the benefit of the Certificateholders the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01(b), with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Seller on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the monthly payment due on any Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Seller shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Seller shall deliver the amended Mortgage Loan Schedule to the Trustee, the Servicers and the Trust Administrator. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties made pursuant to Section 2.03(b) with respect to such Mortgage Loan. Upon any such substitution and the deposit to the Collection Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee shall instruct the Custodian to release the Mortgage File held for the benefit of the Certificateholders relating to such Deleted Mortgage Loan to the Seller and the Trustee shall execute and deliver at the Seller’s direction such instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to vest title in the Seller, or its designee, the Trustee’s interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

For any month in which the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer shall determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of the scheduled principal portion of the monthly payments due in the month of substitution). The amount of such shortage (the “Substitution Adjustment Amount”) plus an amount equal to the aggregate of any unreimbursed Advances, Servicing Advances and unpaid Servicing Fees with respect to such Deleted Mortgage Loans shall be deposited in the related Collection Account by the Seller on or before the Business Day immediately preceding the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be repurchased or replaced hereunder.

One or more mortgage loans may be substituted for one or more Deleted Mortgage Loans. The determination of whether a mortgage loan is a Qualified Substitute Mortgage Loan may be satisfied on an individual basis. Alternatively, if more than one mortgage loan is to be substituted for one or more Deleted Mortgage Loans, the characteristics of such mortgage loans and Deleted Mortgage Loans shall be aggregated or calculated on a weighted average basis, as applicable, in determining whether such mortgage loans are Qualified Substitute Mortgage Loans.

In the event that the Seller shall be required to repurchase a Mortgage Loan pursuant to this Agreement, the Purchase Price therefor shall be deposited in the related Collection Account on or before the Business Day immediately preceding the Distribution Date in the month following the month during which the Seller became obligated hereunder to repurchase or replace such Mortgage Loan and upon such deposit of the Purchase Price and receipt of a Request for Release in the form of Exhibit K hereto, the Custodian shall release the related Mortgage File held for the benefit of the Certificateholders to such Person, and the Trustee shall execute and deliver at such Person’s direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, as shall be necessary to transfer title from the Trustee. It is understood and agreed that the obligation under this Agreement of any Person to cure, repurchase or substitute any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against such Persons respecting such breach available to Certificateholders, the Depositor, the Trustee or the Trust Administrator on their behalf.

The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee, the Trust Administrator or the Custodian for the benefit of the Certificateholders.

Notwithstanding the foregoing, the substitution of a Deleted Mortgage Loan that is a GreenPoint Serviced Mortgage Loan or the repurchase of a Mortgage Loan that is a GreenPoint Serviced Mortgage Loan by the Seller shall be subject to, and shall in no way adversely affect, the right of GreenPoint to continue servicing and collecting its Servicing Fee for such Deleted Mortgage Loan or Mortgage Loan, as applicable.

(d)               If any Mortgage Loan becomes 60 days or more delinquent and remains 60 days or more delinquent on July 31, 2005, then the Seller shall be deemed to have automatically breached the representation and warranty set forth in clause (xvii) of Schedule III hereto; provided, however, that in no event shall such representation and warranty be automatically breached with respect to Mortgage Loans constituting more than 1% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans plus amounts on deposit in the Prefunding Account as of the Closing Date. The related Servicer, if other than Wells Fargo Bank, N.A., shall notify the Trust Administrator, the Seller, the Master Servicer and the Trustee of any such delinquency and if the related Servicer is Wells Fargo Bank, N.A., Wells Fargo Bank, N.A. shall notify the Trust Administrator and the Trust Administrator shall forward any such notice to the Seller, the Master Servicer and the Trustee. In connection with any such delinquency and automatic breach, the Seller shall be required to repurchase or replace such Mortgage Loans with Qualified Substitute Mortgage Loans in accordance with the terms and provisions of Section 2.03(c). A breach may exist for purposes of Section 2.03(c), notwithstanding the non-existence of an automatic breach for purposes of this Section 2.03(d).

(e)               With respect to any Mortgage Loan which as of the first day of a Calendar Quarter is delinquent in payment by 90 days or more or is an REO Property, the Seller shall have the right to repurchase such Mortgage Loan from the Trust at a price equal to the Purchase Price; provided, however (i) that such Mortgage Loan is still 90 days or more delinquent or is an REO Property as of the date of such repurchase and (ii) this repurchase option, if not theretofore exercised, shall terminate on the date prior to the last day of the related Calendar Quarter provided, further, that in no event shall such repurchase take place with respect to Mortgage Loans constituting more than 5% of the aggregate Cut-Off Date Principal Balance of the Mortgage Loans plus amounts on deposit in the Prefunding Account as of the Closing Date. This repurchase option, if not exercised, shall not be thereafter reinstated unless the delinquency is cured and the Mortgage Loan thereafter again becomes 90 days or more delinquent or becomes an REO Property, in which case the option shall again become exercisable as of the first day of the related Calendar Quarter.

In the event that the Seller exercises such option, the Purchase Price therefor shall be deposited in the related Collection Account and upon such deposit of the Purchase Price and receipt of a Request for Release in the form of Exhibit K hereto, the Custodian shall release the related Mortgage File held for the benefit of the Certificateholders to the Seller, and the Trustee shall execute and deliver at the Seller’s direction such instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to transfer title from the Trustee to the Seller.

SECTION 2.04.	Representations and Warranties of the Depositor as to the Mortgage Loans.

The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans that, as of the Closing Date, assuming good title has been conveyed to the Depositor, the Depositor had good title to the Mortgage Loans and Mortgage Notes, and did not encumber the Mortgage Loans during its period of ownership thereof, other than as contemplated by the Agreement.

It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Custodian.

SECTION 2.05.	Delivery of Opinion of Counsel in Connection with Substitutions.

Notwithstanding any contrary provision of this Agreement, no substitution pursuant to Section 2.02 shall be made more than ninety (90) days after the Closing Date unless the Seller delivers to the Trustee and the Trust Administrator an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of any of the Trustee, the Trust Administrator or the Trust Fund, addressed to the Trustee and the Trust Administrator, to the effect that such substitution will not (i) result in the imposition of the tax on “prohibited transactions” on the Trust Fund or contributions after the Startup Date, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively, or (ii) cause each REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding; provided, however, that no Opinion of Counsel shall be required if (A) the substitution occurs within two years of the Closing Date and (B) the substitution occurs with respect to Mortgage Loans that are “defective” under the Code and the Seller delivers to the Trustee and the Trust Administrator an Officer’s Certificate substantially in the form of Exhibit W.

SECTION 2.06.	Issuance of Certificates.

The Trustee acknowledges the assignment to it of the Mortgage Loans together with the assignment to it of all other assets included in the Trust Fund, receipt of which, subject to the provisions of Section 2.02(a), is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trust Administrator, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed the Certificates and caused them to be authenticated and delivered to or upon the order of the Depositor in authorized denominations which evidence ownership of the Trust Fund. The rights of the Holders of such Certificates to receive distributions from the Trust Fund and all ownership interests of the Holders of the Certificates in such distributions shall be as set forth in this Agreement.

SECTION 2.07.	REMIC Provisions.

(a)               The Depositor hereby elects and authorizes the Trust Administrator to treat the Trust Fund as the number of separate REMICs specified in the Preliminary Statement (each, a “REMIC”) under the Code and, if necessary, under applicable state law and apply such Preliminary Statement in determining the rights of the Interests in REMICs thereby created. Each such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return (x) for the taxable year ending on the last day of the calendar year in which the Certificates are issued and (y) for the taxable year ending on the last day of the calendar year in which Certificates are first sold to a third party. The Closing Date is hereby designated as the “startup day” of each REMIC created hereunder within the meaning of Section 860G(a)(9) of the Code. The “regular interests” (within the meaning of Section 860G of the Code) in each REMIC shall consist of the regular interests with the terms set forth for each REMIC in the Preliminary Statement and the Class AR and Class AR-L Certificates shall represent the beneficial ownership of the “residual interest” in each REMIC created hereunder. Neither the Depositor nor the Trust Administrator nor the Trustee shall permit the creation of any “interests” (within the meaning of Section 860G of the Code) in any REMIC other than as set forth in the Preliminary Statement.

(b)               The Trust Administrator shall act as the “tax matters person” (within the meaning of the REMIC Provisions) for each REMIC created hereunder, in the manner provided under Treasury regulations section 1.860F 4(d) and temporary Treasury regulations section 301.6231(a)(7)1T. In the event that for any reason, the Trust Administrator is not recognized as the tax matters person then the Trust Administrator shall act as agent for the Class AR and the Class AR-L Certificateholder as tax matters person. By its acceptance of a Class AR or Class AR-L Certificate, each Holder thereof shall have agreed to such appointment and shall have consented to the appointment of the Trust Administrator as its agent to act on behalf of each REMIC created hereunder pursuant to the specific duties outlined herein.

(c)               A Holder of the Class AR or Class AR-L Certificates, by the purchase of such Certificates, shall be deemed to have agreed to timely pay, upon demand by the Trust Administrator, the amount of any minimum California state franchise taxes due with respect to each REMIC created hereunder under Sections 23151(a) and 23153(a) of the California Revenue and Taxation Code. Notwithstanding the foregoing, the Trust Administrator shall be authorized to retain the amount of such tax from amounts otherwise distributable to such Holder in the event such Holder does not promptly pay such amount upon demand by the Trust Administrator. In the event that any other federal, state or local tax is imposed, including without limitation taxes imposed on a “prohibited transaction” of a REMIC as defined in Section 860F of the Code, such tax shall be charged against amounts otherwise available for distribution to the applicable Holder of a Class AR or Class AR-L Certificate and then against amounts otherwise available for distribution to the Holders of Regular Certificates in accordance with the provisions set forth in Section 4.01. The Trust Administrator or the Trustee shall promptly deposit in the Certificate Account any amount of “prohibited transaction” tax that results from a breach of the Trust Administrator’s or the Trustee’s duties, respectively, under this Agreement. The Master Servicer or the related Servicer shall promptly deposit in the Certificate Account any amount of “prohibited transaction” tax that results from a breach of the Master Servicer’s or such Servicer’s duties, respectively, under this Agreement.

(d)               The Trust Administrator shall act as attorney in fact and as the tax matters person of each REMIC created hereunder and in such capacity the Trust Administrator shall: (i) prepare, sign and file, or cause to be prepared, signed and filed, federal and state tax returns using a calendar year as the taxable year for each REMIC created hereunder when and as required by the REMIC Provisions and other applicable federal income tax laws as the direct representative of each such REMIC in compliance with the Code and shall provide copies of such returns as required by the Code; (ii) make an election, on behalf of each REMIC created hereunder, to be treated as a REMIC on the federal tax return of such REMIC for its first taxable year, in accordance with the REMIC Provisions; and (iii) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to any governmental taxing authority all information reports as and when required to be provided to them in accordance with the REMIC Provisions. The expenses of preparing and filing such returns shall be borne by the Trust Administrator. The Depositor, the Master Servicer and the related Servicer shall provide on a prompt and timely basis to the Trust Administrator or its designee such information with respect to each REMIC created hereunder as is in their possession and reasonably required or requested by the Trust Administrator to enable it to perform its obligations under this subsection.

In its capacity as attorney in fact and as the tax matters person, the Trust Administrator shall also: (A) act on behalf of each REMIC created hereunder in relation to any tax matter or controversy involving the Trust Fund, (B) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto and (C) cause to be paid solely from the sources provided herein the amount of any taxes imposed on each REMIC created hereunder when and as the same shall be due and payable (but such obligation shall not prevent the Trust Administrator or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trust Administrator from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).

(e)               The Trust Administrator shall provide (i) to any transferor of a Class AR or Class AR-L Certificate such information as is necessary for the application of any tax relating to the transfer of a Class AR or Class AR-L Certificate to any Person who is not a permitted transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

(f)                The Trustee, to the extent directed by the Trust Administrator, the Depositor and the Holder of the Class AR or Class AR-L Certificates shall take any action or cause the Trust Fund to take any action necessary to create or maintain the status of each REMIC created hereunder as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee, to the extent directed or (in the case of a failure to act) not directed by the Trust Administrator, nor the Holder of the Class AR or Class AR-L Certificates shall take any action, cause the Trust Fund to take any action or fail to take (or fail to cause the Trust Fund to take) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of each REMIC created hereunder as a REMIC or (ii) result in the imposition of a tax upon a REMIC (including, but not limited to, the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth in Section 860G(d) of the Code) (either such event, an “Adverse REMIC Event”) unless the Trustee and the Trust Administrator have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax.

The Trustee and the Trust Administrator shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer, a Servicer or the Depositor has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to a REMIC or their assets, or causing any REMIC created hereunder to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee and the Trust Administrator will consult with the Master Servicer, the Servicers and the Depositor or their designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC created hereunder and the Trustee and the Trust Administrator shall not take any such action or cause that REMIC to take any such action as to which the Master Servicer, any Servicer or the Depositor has advised it in writing that an Adverse REMIC Event could occur.

In addition, prior to taking any action with respect to any REMIC created hereunder or the assets therein, or causing any REMIC created hereunder to take any action, which is not expressly permitted under the terms of this Agreement, the Holder of the Class AR or Class AR-L Certificates will consult with the Trust Administrator or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC created hereunder, and no such Person shall take any action or cause the Trust Fund to take any such action as to which the Trust Administrator has advised it in writing that an Adverse REMIC Event could occur. The Trustee and the Trust Administrator may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take action not permitted by this Agreement.

At all times as may be required by the Code, the Trust Administrator will, to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as “qualified mortgages” as defined in Section 860G(a)(3) of the Code and “permitted investments” as defined in Section 860G(a)(5) of the Code.

(g)               In the event that any tax is imposed on “prohibited transactions” of any REMIC created hereunder, as defined in Section 860F(a)(2) of the Code, on “net income from foreclosure property” of such REMIC, as defined in Section 860G(c) of the Code, on any contributions to a REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the related Servicer, if such Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax or if such tax arises out of or results from a breach of such Servicer’s duties under (x) Section 2.07(j) of this Agreement to not enter into any arrangement by which a REMIC would receive a fee or other compensation for services or to permit such REMIC to receive any income from assets other than “qualified mortgages” or “permitted investments,” (y) Section 3.01 of this Agreement to not make or permit any modification, waiver or amendment of any Mortgage Loan which would cause any REMIC created hereunder to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code or (z) Section 3.11(c) of this Agreement to not cause any REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or to subject any REMIC created hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code of otherwise, (ii) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or if the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (iii) to the Trust Administrator, if such tax arises out of or results from a breach by the Trust Administrator of any of its obligations under this Article II, (iv) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article II or (v) otherwise against amounts on deposit in the Collection Account as provided by Section 3.08 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Interest Distribution Amount on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

In accordance with Section 2.07(c), the related Servicer, the Master Servicer, the Trustee or the Trust Administrator, as applicable, shall promptly deposit in the Certificate Account or Collection Account, as applicable, any amount of such tax.

For purposes of this Section 2.07(g), a tax is imposed following the final and unappealable determination under the Code of the amount of such tax and written notice thereof by the Tax Matters Person to the party to be charged.

The failure of the Master Servicer or the related Servicer to promptly deposit in the Certificate Account or Collection Account, as applicable, any amount of such tax shall be an Event of Default, as provided in Section 8.01(b).

(h)               The Trust Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i)                Following the Startup Day, none of any Servicer, the Trustee (which will act only at the direction of the Trust Administrator or as otherwise specifically provided in this Agreement) or the Trust Administrator shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 2.05) such Servicer, the Trustee or the Trust Administrator shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in a REMIC will not cause that REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, or subject that REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)                None of any Servicer, the Trustee (which will act only at the direction of the Trust Administrator or as otherwise specifically provided in this Agreement) or the Trust Administrator shall (subject to Section 2.05) enter into any arrangement by which a REMIC will receive a fee or other compensation for services nor permit such REMIC to receive any income from assets other than “qualified mortgages” as defined in Section 860G(a)(3) of the Code or “permitted investments” as defined in Section 860G(a)(5) of the Code.

(k)               Within 30 days after the Closing Date, the Trust Administrator shall apply to the Internal Revenue Service for an employer identification number for each REMIC created hereunder by means of a Form SS-4 or other acceptable means and prepare and file with the Internal Revenue Service Form 8811, “Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations” for each REMIC created hereunder.

(l)                None of the Trustee (which will act only at the direction of the Trust Administrator or as otherwise specifically provided in this Agreement), the Trust Administrator, the Master Servicer or any Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any REMIC created hereunder pursuant to Article X of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for a REMIC, nor sell or dispose of any investments in the Collection Account or the Certificate Account for gain nor accept any contributions to a REMIC after the Closing Date (a) unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not affect adversely the status of any REMIC created hereunder as a REMIC or (b) unless the Master Servicer or such Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax.

(m)              In order to enable the Trust Administrator to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided to the Trust Administrator, within ten days after the Closing Date, all information or data the Trust Administrator determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans and the Trust Administrator shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein. Thereafter, the Master Servicer shall provide, promptly upon request therefor, any such additional information or data that the Trustee or the Trust Administrator may from time to time reasonably request in order to enable the Trustee and the Trust Administrator to perform their duties as set forth herein and the Trustee and the Trust Administrator shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein. DLJMC shall indemnify the Trust Administrator and hold it harmless for any loss, liability, damage, claim or expense of the Trust Administrator arising from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trust Administrator on a timely basis. The Master Servicer shall indemnify the Trustee and the Trust Administrator and hold it harmless for any loss, liability, damage, claim or expense of the Trustee and the Trust Administrator arising from any failure of the Master Servicer to provide, or to cause to be provided, accurate information or data required to be provided by the Master Servicer to the Trustee and the Trust Administrator on a timely basis; provided, however, that if any Servicer shall fail to provide such information to the Master Servicer upon timely request for such information by the Master Servicer, that Servicer shall indemnify the Master Servicer, the Trustee and the Trust Administrator and hold it harmless for any loss, liability, damage, claim or expense of the Master Servicer, the Trustee and the Trust Administrator arising from any failure of that Servicer to provide, or to cause to be provided, the information referred to above on a timely basis. The indemnification provisions hereunder shall survive the termination of this Agreement and shall extend to any co-trustee and co-Trust Administrator appointed pursuant to this Agreement.

(n)               The Trust Administrator shall account for the rights of the Holders of the Group 6A Senior Certificates, Group 6B Senior Certificates and Class M Certificates to receive payments in respect of Basis Risk Shortfalls as rights in an interest rate cap contract written by the Class 6-X Certificateholders in favor of the Holders of the Group 6A Senior Certificates, Group 6B Senior Certificates and Class M Certificates and not as an obligation of REMIC IV, whose obligation to pay such Certificates will be subject to a cap equal to the applicable Net Funds Cap and shall account for such rights as property held separate and apart from the regular interests as required by Treasury regulation section 1.860G-2(i). Any amounts paid in respect of Basis Risk Shortfalls by REMIC IV shall be treated as a distribution to the Class 6-X Certificates. In addition, the Class 6-X Certificateholders shall be deemed to have entered into a contractual arrangement with the Class AR and Class AR-L Certificateholders whereby the Class AR and Class AR-L Certificateholders agree to pay to the Class 6-X Certificateholders on each Distribution Date amounts that would, in the absence of such contractual agreement, be distributable with respect to the residual interest in REMIC IV pursuant to Section 4.01(II)(d)(xiii) (which amounts are expected to be zero). Thus each Group 6A Senior Certificate, Group 6B Senior Certificate and Class M Certificate shall be treated as representing ownership of not only REMIC IV regular interests, but also ownership of an interest in an interest rate cap contract. Each Class 6-X Certificate shall represent an obligation under an interest rate cap contract. For purposes of determining the issue price of REMIC IV regular interests, the Trust Administrator shall assume that the interest rate cap contract has a value of $5,000.

For any Distribution Date on which there is a payment under the Class 3-A-1 Interest Rate Cap Agreement based on a notional balance in excess of the Class Principal Balance of the Class 3-A-1 Certificates, the amount representing such excess payment shall not be an asset of the Trust and, instead, shall be paid into and distributed out of a separate trust created by this Agreement for the benefit of the Class 3-A-1 Certificates and shall be distributed to the Class 3-A-1 Certificates pursuant to Section 4.01(I)(A)(c)(i). The Trust Administrator shall not be responsible for any tax reporting with respect to such separate trust.

For any Distribution Date on which there is a payment under the Group 6 Interest Rate Cap Agreement based on a notional balance in excess of the Class Principal Balance of the Group 6 Certificates, the amount representing such excess payment shall not be an asset of the Trust and, instead, shall be paid into and distributed out of a separate trust created by this Agreement for the benefit of the Group 6 Certificates and shall be distributed to the Group 6 Certificates pursuant to Section 4.01(II). The Trust Administrator shall not be responsible for any tax reporting with respect to such separate trust.

SECTION 2.08.	Covenants of the Master Servicer and each Servicer.

The Master Servicer and each Servicer, severally and not jointly, hereby covenants to the Depositor, the Trustee and the Trust Administrator as follows:

(a)               Such Servicer or the Master Servicer shall comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Mortgage Guaranty Insurance Policy; and

(b)               No written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor, the Trustee or the Trust Administrator and prepared by the Master Servicer or such Servicer pursuant to this Agreement will contain any untrue statement of a material fact.

ARTICLE III

ADMINISTRATION AND SERVICING

OF MORTGAGE LOANS

SECTION 3.01.	Servicers to Service Mortgage Loans.

For and on behalf of the Certificateholders, as independent contractors of the Trust, (i) each Servicer, severally and not jointly, shall service and administer the related Non-Designated Mortgage Loans in accordance with the terms of this Agreement and with Accepted Servicing Practices, (ii) the Master Servicer shall, in accordance with Section 3.03 of this Agreement, master service and administer the Non-Designated Mortgage Loans by overseeing and enforcing the servicing of the Non-Designated Mortgage Loans by the related Servicer according to the terms of this Agreement and (iii) the Master Servicer shall, in accordance with the Section 3.22 of this Agreement, master service and administer the Designated Mortgage Loans by overseeing and enforcing the servicing of the Designated Mortgage Loans by the related Designated Servicer according to the terms of the related Designated Servicing Agreement. The obligations of each of SPS, GreenPoint and Wells Fargo hereunder to service and administer the Mortgage Loans shall be limited to the SPS Serviced Mortgage Loans, GreenPoint Serviced Mortgage Loans and the Wells Fargo Serviced Mortgage Loans, respectively; and with respect to the duties and obligations of each Servicer, references herein to related “Mortgage Loans” shall be limited to the SPS Serviced Mortgage Loans (and the related proceeds thereof and related REO Properties) in the case of SPS, the GreenPoint Serviced Mortgage Loans (and the related proceeds thereof and related REO Properties) in the case of GreenPoint and the Wells Fargo Serviced Mortgage Loans (and the related proceeds thereof and related REO Properties) in the case of Wells Fargo; and in no event shall any Servicer have any responsibility or liability with respect to any of the other Mortgage Loans. The obligations of the Master Servicer to master service and administer the Non-Designated Mortgage Loans shall be limited to the Wells Fargo Serviced Mortgage Loans, the SPS Serviced Mortgage Loans, the GreenPoint Serviced Mortgage Loans and the Special Serviced Mortgage Loans. In connection with such servicing and administration of the Non-Designated Mortgage Loans, the Master Servicer and each Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02 hereof, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof (i) to execute and deliver, on behalf of the Certificateholders and the Trust, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that neither the Master Servicer nor a Servicer shall take any action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificateholders in any Mortgage Loan or the rights and interests of the Depositor, the Trustee, the Trust Administrator or the Certificateholders under this Agreement. The Master Servicer and each Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan, and shall not make or permit any modification, waiver or amendment of any Mortgage Loan that would cause any REMIC created hereunder to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code. Without limiting the generality of the foregoing, the Master Servicer and each Servicer, in its own name or in the name of the Depositor and the Trust, is hereby authorized and empowered by the Depositor, the Trust and the Trust Administrator, when the Master Servicer or such Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trust, the Trustee, the Trust Administrator, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Master Servicer and each Servicer shall prepare and deliver to the Depositor and/or the Trustee and/or the Trust Administrator such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Master Servicer or such Servicer to master service and administer or service and administer the Mortgage Loans, as applicable, to the extent that the Master Servicer or such Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee or the Trust Administrator shall execute such documents and deliver them to the Master Servicer or such Servicer.

In accordance with the standards of the first paragraph of this Section 3.01 and unless determined in good faith to be a Nonrecoverable Advance, each Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties related to the Non-Designated Mortgage Loans, which advances constitute Servicing Advances and shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.06, and further as provided in Section 3.08. In no event will any Servicer be required to make any Servicing Advance which would constitute a Nonrecoverable Advance. The costs incurred by a Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties related to the Non-Designated Mortgage Loans and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Non-Designated Mortgage Loans, notwithstanding that the terms of such Non-Designated Mortgage Loans so permit. The parties to this Agreement acknowledge that Servicing Advances shall be reimbursable pursuant to the terms of this Agreement and agree that no Servicing Advance shall be rejected or disallowed by any party unless it has been shown that such Servicing Advance was not made in accordance with this Agreement.

Each Servicer hereby acknowledges that, to the extent such Servicer has previously serviced some or all of the Non-Designated Mortgage Loans pursuant to another servicing agreement, the servicing provisions contained in this Agreement shall supersede the servicing provisions contained in such other servicing agreement from and after the Closing Date, except as specifically provided in the related Servicer Letter Agreement. In addition, the Master Servicer hereby acknowledges that, to the extent the Master Servicer or any Designated Servicer has previously serviced some or all of the Designated Mortgage Loans pursuant to another servicing agreement, the provisions contained in the related Designated Servicing Agreement shall supersede the provisions contained in such other servicing agreement from and after the Closing Date.

Notwithstanding anything in this Agreement to the contrary, the purchase of any GreenPoint Serviced Mortgage Loan by any Person shall be subject to the rights of GreenPoint to continue servicing such GreenPoint Serviced Mortgage Loan for the same servicing fee substantially in accordance with the terms of this Agreement and the purchase of any Wells Fargo Serviced Mortgage Loan by any Person shall be subject to the rights of Wells Fargo to continue servicing such Wells Fargo Serviced Mortgage Loan for the same Servicing Fee substantially in accordance with the terms of this Agreement.

With respect to each Mortgage Loan, the related Servicer will fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis.

Each Servicer is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of any Subservicer, when a Servicer or any Subservicer, as the case may be, believes it appropriate in its best judgment to register any related Mortgage Loan on the MERS® System, or cause the removal from the registration of such Mortgage Loan on the MERS® System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns.

SECTION 3.02.	Subservicing; Enforcement of the Obligations of Subservicers.

(a)        The Non-Designated Mortgage Loans may be subserviced by a Subservicer on behalf of the related Servicer in accordance with the servicing provisions of this Agreement, provided that the Subservicer is a FNMA-approved lender or a FHLMC seller/servicer in good standing. With respect to the Non-Designated Mortgage Loans, each Servicer may perform any of its servicing responsibilities hereunder or may cause the Subservicer to perform any such servicing responsibilities on its behalf, but the use by such Servicer of the Subservicer shall not release such Servicer from any of its obligations hereunder and such Servicer shall remain responsible hereunder for all acts and omissions of the Subservicer as fully as if such acts and omissions were those of such Servicer. With respect to the Non-Designated Mortgage Loans, each Servicer shall pay all fees and expenses of any Subservicer engaged by such Servicer from its own funds.

Notwithstanding the foregoing, with respect to the Non-Designated Mortgage Loans, each Servicer shall be entitled to outsource one or more separate servicing functions to a Person (each, an “Outsourcer”) that does not meet the eligibility requirements for a Subservicer, so long as such outsourcing does not constitute the delegation of such Servicer’s obligation to perform all or substantially all of the servicing of the related Non-Designated Mortgage Loans to such Outsourcer. In such event, the use by a Servicer of any such Outsourcer shall not release the related Servicer from any of its obligations hereunder and such Servicer shall remain responsible hereunder for all acts and omissions of such Outsourcer as fully as if such acts and omissions were those of such Servicer, and such Servicer shall pay all fees and expenses of the Outsourcer from such Servicer’s own funds.

Each Servicer may in connection with its duties as Servicer hereunder enter into transactions with any of its Affiliates relating to the Non-Designated Mortgage Loans; provided that (a) such Servicer acts (i) in accordance with Accepted Servicing Practices and the terms of this Agreement, and (ii) in the ordinary course of business of such Servicer; and (b) the terms of such transaction are no less favorable to such Servicer than it would obtain in a comparable arm’s-length transaction with a Person that is not an Affiliate of such Servicer. Notwithstanding the preceding sentence, any such transaction between a Servicer and any of its Affiliates shall not release such Servicer from any of its obligations hereunder and such Servicer shall remain responsible hereunder for all acts and omissions of such Affiliate with respect to such Mortgage Loans serviced by it as fully as if such acts and omissions were those of such Servicer. Any fees and expenses relating to such transaction between such Servicer and its Affiliate that are not otherwise reimbursable to such Servicer pursuant to this Agreement shall be borne by the parties thereto and shall not be an expense or fee of the Trust, the Depositor, the Trustee, the Trust Administrator, the Seller or the Master Servicer.

(b)        With respect to any Non-Designated Mortgage Loans, at the cost and expense of a Servicer, without any right of reimbursement from the Depositor, the Trustee, the Trust Administrator or the applicable Collection Account, such Servicer shall be entitled to terminate the rights and responsibilities of its Subservicer and arrange for any servicing responsibilities to be performed by a successor Subservicer meeting the requirements set forth in Section 3.02(a), provided, however, that nothing contained herein shall be deemed to prevent or prohibit such Servicer, at such Servicer’s option, from electing to service the related Non-Designated Mortgage Loans itself. In the event that a Servicer’s responsibilities and duties under this Agreement are terminated pursuant to Section 8.01, and if requested to do so by the Trustee or Trust Administrator or such Servicer shall, at its own cost and expense terminate the rights and responsibilities of its Subservicer as soon as is reasonably possible. Each Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of its Subservicer from such Servicer’s own funds without any right of reimbursement from the Depositor, Trustee, Trust Administrator, or the applicable Collection Account.

(c)               Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements between a Servicer and its Subservicer or a Servicer and its Outsourcer, or any reference herein to actions taken through the Subservicer, the Outsourcer, or otherwise, the related Servicer shall not be relieved of its obligations to the Depositor, the Trust, Trustee, the Trust Administrator or Certificateholders and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the related Non-Designated Mortgage Loans. Each Servicer shall be entitled to enter into an agreement with its Subservicer and Outsourcer for indemnification of such Servicer by such Subservicer or Outsourcer, as applicable, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

For purposes of this Agreement, a Servicer shall be deemed to have received any collections, recoveries or payments with respect to the related Non-Designated Mortgage Loans that are received by a related Subservicer regardless of whether such payments are remitted by the Subservicer to such Servicer.

Any Subservicing Agreement and any other transactions or services relating to the Non-Designated Mortgage Loans involving a Subservicer shall be deemed to be between the Subservicer, and the related Servicer alone, and the Depositor, the Trustee, the Trust Administrator, the Master Servicer, the other Servicers and the Special Servicer shall have no obligations, duties or liabilities with respect to a Subservicer including no obligation, duty or liability of the Depositor, Trustee, the Trust Administrator, the Master Servicer, the Special Servicer or other Servicers to pay a Subservicer’s fees and expenses.

(d)               SPS is hereby authorized to enter into a financing or other facility (any such arrangement, a “Facility”) under which (i) SPS assigns or pledges to another person (a “Lender”) (A) SPS’s rights under this Agreement to be reimbursed for any Advances or Servicing Advances, and (B) any and all rights of SPS under this Agreement resulting from SPS’s performance of its obligations under this Agreement, including, without limitation, any Servicing Fees, interest income, Ancillary Income, and other payments received by SPS for servicing the SPS Serviced Mortgage Loans and (ii) the Lender agrees to fund some or all Advances and/or Servicing Advances required to be made by SPS pursuant to this Agreement. No consent of the Trustee, Trust Administrator, Certificateholders or any other party is required before SPS may enter into a Facility; provided, however, that the consent of the Trust Administrator shall be required before SPS may cause to be outstanding at one time more than one Facility. Notwithstanding the existence of any Facility, SPS shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement, and to perform all duties and obligations of SPS under this Agreement and shall not be relieved of such obligations by virtue of such Facility.

(e)               The Special Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, a “Facility”) under which (i) the Special Servicer assigns or pledges to another person (a “Lender”) (A) the Special Servicer’s rights under this Agreement to be reimbursed for any Advances or Servicing Advances, and (B) any and all rights of the Special Servicer under this Agreement resulting from the Special Servicer’s performance of its obligations under this Agreement, including, without limitation, any Servicing Fees, interest income, Ancillary Income, and other payments received by the Special Servicer for servicing the Mortgage Loans and (ii) the Lender agrees to fund some or all Advances and/or Servicing Advances required to be made by the Special Servicer pursuant to this Agreement. No consent of the Trustee, Trust Administrator, Certificateholders or any other party is required before the Special Servicer may enter into a Facility; provided, however, that the consent of the Trust Administrator shall be required before the Special Servicer may cause to be outstanding at one time more than one Facility. Notwithstanding the existence of any Facility, the Special Servicer shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement, and to perform all duties and obligations of the Special Servicer under this Agreement and shall not be relieved of such obligations by virtue of such Facility.

SECTION 3.03.	Master Servicing by Master Servicer.

For and on behalf of the Certificateholders, the Master Servicer shall oversee and enforce the obligation of Wells Fargo, GreenPoint and SPS to service and administer the Wells Fargo Serviced Mortgage Loans, GreenPoint Serviced Mortgage Loans and SPS Serviced Mortgage Loans, respectively, in accordance with the terms of this Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with this Agreement and with customary and usual standards of practice of prudent mortgage loan master servicers. Furthermore, the Master Servicer shall oversee and consult with Wells Fargo, GreenPoint and SPS as necessary from time-to-time to carry out the Master Servicer’s obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by Wells Fargo, GreenPoint and SPS and shall cause each of Wells Fargo, GreenPoint and SPS to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under this Agreement.

With respect to any Distribution Date, no later than the related Cash Remittance Date, the Master Servicer shall remit to the Trust Administrator for deposit in the Certificate Account the amount of the Compensating Interest Payment for the Master Servicer, with respect to the Wells Fargo Serviced Mortgage Loans, SPS Serviced Mortgage Loans, GreenPoint Serviced Mortgage Loans and the Designated Mortgage Loans, for the related Prepayment Period to the extent Wells Fargo, SPS, GreenPoint or the related Designated Servicer default in their obligation to make such Compensating Interest Payment pursuant to Section 3.05. The aggregate of such deposits shall be made from the Master Servicer’s own funds, without reimbursement therefor.

SECTION 3.04.	Trustee to Act as Master Servicer or Servicer.

In the event that (A) the Master Servicer shall for any reason no longer be Master Servicer hereunder or (B) any Servicer shall for any reason no longer be a Servicer hereunder and, with respect to any Servicer, the Master Servicer shall for any reason no longer be Master Servicer hereunder (including, in each case, by reason of an Event of Default), the Trustee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer or such Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of the Master Servicer or such Servicer pursuant to Section 3.09 hereof or any acts or omissions of the related predecessor of the Master Servicer or such Servicer hereunder, (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder including, but not limited to, repurchases or substitutions of Mortgage Loans pursuant to Section 2.02 or 2.03 hereof or (iv) deemed to have made any representations and warranties of the Master Servicer or such Servicer hereunder). Any such assumption shall be subject to Section 8.02 hereof. Notwithstanding the foregoing, if the Trustee has become the successor to the Master Servicer or a Servicer hereunder, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution, the appointment of which does not adversely affect the then-current rating of the Certificates, as the successor to the Master Servicer or a Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer or such Servicer, as applicable, provided that such successor to the Master Servicer or such Servicer, as applicable, shall not be deemed to have made any representation or warranty as to any Mortgage Loan made by the Master Servicer or such Servicer, as applicable.

Each Servicer shall, upon request of the Trust Administrator, but at the expense of such Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute Subservicing Agreement and the Mortgage Loans then being serviced thereunder and hereunder by such Servicer and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreement or substitute Subservicing Agreement to the assuming party.

SECTION 3.05.	Collection of Mortgage Loans; Collection Accounts; Certificate Account.

(a)               Continuously from the date hereof until the principal and interest on all Non-Designated Mortgage Loans have been paid in full or such Non-Designated Mortgage Loans have become Liquidated Mortgage Loans, each Servicer shall proceed in accordance with Accepted Servicing Practices to collect all payments due under each of the related Non-Designated Mortgage Loans when the same shall become due and payable to the extent consistent with this Agreement and the terms and provisions of any related Mortgage Guaranty Insurance Policy and shall take special care with respect to the Non-Designated Mortgage Loans for which a Servicer collects escrow payments in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Non-Designated Mortgage Loans and the related Mortgaged Properties, to the end that the installments payable by the related Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, in connection with Non-Designated Mortgage Loans which it is directly servicing, each Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Non-Designated Mortgage Loan and (ii) extend the Due Dates for payments due on a Mortgage Note for a period not greater than 180 days; provided, however, that no such Servicer can extend the maturity of any such Non-Designated Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date. In the event of any such arrangement, the related Servicer shall make Advances on the related Non-Designated Mortgage Loans in accordance with the provisions of Section 5.01 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. No Servicer shall be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

(b)               Each Servicer shall segregate and hold all funds collected and received pursuant to a Non-Designated Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Collection Accounts, in the form of time deposit or demand accounts, titled “[Servicer’s name], in trust for the Holders of Adjustable Rate Mortgage Trust 2005-5, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-5” or, if established and maintained by a Subservicer on behalf of a Servicer, “[Subservicer’s name], in trust for [Servicer’s name]” or “[Subservicer’s name], as agent, trustee and/or bailee of principal and interest custodial account for [Servicer’s name], its successors and assigns, for various owners of interest in [Servicer’s name] mortgage-backed pools. In the event that a Subservicer employs a subservicer, the Collection

Account shall be titled “[name of Subservicer’s subservicer], in trust for [Subservicer’s name].” Each Collection Account maintained by each Servicer (other than Wells Fargo), shall be an Eligible Account acceptable to the Depositor and the Trust Administrator. Each Collection Account maintained by Wells Fargo shall be an Eligible Account. Funds deposited in a Collection Account may be drawn on by the related Servicer in accordance with Section 3.08. Any funds deposited in a Collection Account shall either be invested in Eligible Investments or at all times be fully insured to the full extent permitted under applicable law.

(c)               Each Servicer shall deposit in the applicable Collection Account on a daily basis (with respect to GreenPoint and SPS, within two Business Days of receipt), unless otherwise indicated, and retain therein, the following collections remitted by Subservicers or payments received by such Servicer and payments made by such Servicer subsequent to the Cut-off Date, other than payments of principal and interest due on or before the Cut-off Date:

(i)                all payments on account of principal on the related Non-Designated Mortgage Loans, including all Principal Prepayments;

(ii)               all payments on account of interest on the related Non-Designated Mortgage Loans adjusted to the per annum rate equal to the Mortgage Rate reduced by the sum of the related Expense Fee Rate, as applicable;

(iii)	all Liquidation Proceeds on the related Non-Designated Mortgage Loans;

(iv)              all Insurance Proceeds on the related Non-Designated Mortgage Loans including amounts required to be deposited pursuant to Section 3.09 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 3.09);

(v)	all Advances made by such Servicer pursuant to Section 5.01;

(vi)              no later than the withdrawal from the Collection Account pursuant to Section 3.08(a)(viii) each month, the applicable amount of the Compensating Interest Payment for such Servicer for the related Prepayment Period. The aggregate of such deposits shall be made from such Servicer’s own funds, without reimbursement therefore;

(vii)             any amounts required to be deposited by such Servicer in respect of net monthly income from REO Property related to any Non-Designated Mortgage Loan pursuant to Section 3.11;

(viii)	all Assigned Prepayment Premiums, if applicable; and
(ix)	any other amounts required to be deposited hereunder.

The foregoing requirements for deposit into each Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, with respect to the Non-Designated Mortgage Loans, Ancillary Income need not be deposited by such Servicer into such Collection Account. In addition, notwithstanding the provisions of this Section 3.05, each Servicer may deduct from amounts received by it, prior to deposit into the applicable Collection Account, any portion of any Scheduled Payment representing (i) the applicable Servicing Fee and (ii) with respect to each Non-Designated Mortgage Loan covered by a Lender Paid Mortgage Guaranty Insurance Policy, any

amounts required to effect timely payment of the premiums on such Mortgage Guaranty Insurance Policy pursuant to Section 3.09(c). In the event that a Servicer shall remit any amount not required to be remitted, it may at any time withdraw or direct the institution maintaining the related Collection Account to withdraw such amount from such Collection Account, any provision herein to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the Trustee or such other institution maintaining such Collection Account which describes the amounts deposited in error in such Collection Account. Each Servicer shall maintain adequate records with respect to all withdrawals made by it pursuant to this Section. All funds deposited in a Collection Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.08(a).

(d)               On or prior to the Closing Date, the Trust Administrator shall establish and maintain, on behalf of the Certificateholders, the Certificate Account. The Trust Administrator shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

(i)                the aggregate amount remitted by each Servicer of Non-Designated Mortgage Loans to the Trust Administrator pursuant to Section 3.08(a)(viii) and (x) and the aggregate amount remitted by each Designated Servicer to the Master Servicer or Trust Administrator pursuant to their respective Designated Servicing Agreements, in each case including any Assigned Prepayment Premiums;

(ii)               any amount deposited by the Trust Administrator pursuant to Section 3.05(e) in connection with any losses on Eligible Investments;

(iii)              all Compensating Interest Payments remitted by the Master Servicer to the Trust Administrator pursuant to Section 3.03 and Section 3.22(b);

(iv)              all Advances remitted by the Master Servicer to the Trust Administrator pursuant to Section 5.01 and Section 3.22(b); and

(v)               any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

In the event that the Master Servicer or a Servicer shall remit to the Trust Administrator any amount not required to be remitted, the Master Servicer or such Servicer, as applicable, may at any time direct the Trust Administrator to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer’s Certificate to the Trust Administrator which describes the amounts deposited in error in the Certificate Account. All funds deposited in the Certificate Account shall be held by the Trust Administrator in trust for the Certificate holders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.08(b). In no event shall the Trust Administrator incur liability for withdrawals from the Certificate Account at the direction of the Master Servicer or any Servicer.

(e)               Each institution at which a Collection Account, the Certificate Account or the Prefunding Account is maintained shall either hold such funds on deposit uninvested or shall invest the funds therein as directed in writing by the related Servicer, the Trust Administrator or the Depositor, respectively, in Eligible Investments, which shall mature not later than (i) in the case of a Collection Account, the Cash Remittance Date, (ii) in the case of the Certificate Account, the Business Day immediately preceding the Distribution Date, or on the Distribution Date, with respect to Eligible Investments invested with an affiliate of the Trust Administrator and (iii) in the case of the Prefunding Account, the Business Day immediately preceding a Subsequent Transfer Date or on the Subsequent Transfer Date if the invested funds are managed or advised by the Trust Administrator or its affiliates. All income and gain net of any losses realized from any such balances or investment of funds on deposit in a Collection Account shall be for the benefit of the related Servicer as servicing compensation and shall be remitted to it monthly as provided herein. The amount of any realized losses in a Collection Account incurred in any such account in respect of any such investments shall promptly be deposited by the related Servicer (from its own funds) in the related Collection Account. Neither the Trustee nor the Trust Administrator shall be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in a Collection Account or the Prefunding Account and made in accordance with this Section 3.05. All income and gain net of any losses realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trust Administrator as compensation and shall be remitted to it monthly as provided herein. The amount of any realized losses in the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the Trust Administrator (from its own funds) in the Certificate Account. All income and gain net of any losses realized from any such balances or investment of funds on deposit in the Prefunding Account shall be for the benefit of the Depositor and shall be remitted to it monthly. The amount of any net investment losses in the Prefunding Account shall promptly be deposited by the Depositor (from its own funds) in the Prefunding Account.

(f)                Each Servicer, other than Wells Fargo, shall give notice to the Trustee, the Trust Administrator, the Seller, each Rating Agency, and the Depositor of any proposed change of the location of the related Collection Account prior to any change thereof. Wells Fargo shall give notice to the Depositor of any proposed change of the location of the related Collection Account prior to any change thereof and, upon receipt of such notice, the Depositor shall give notice to the Trustee, the Trust Administrator, the Seller and each Rating Agency. The Trust Administrator shall give notice to the Master Servicer and each Servicer, the Seller, each Rating Agency, the Trustee and the Depositor of any proposed change of the location of the Certificate Account prior to any change thereof.

(g)               The Trust Administrator shall establish and maintain, on behalf of the Certificateholders, the Prefunding Account. On the Closing Date the Depositor shall remit the Prefunded Amount to the Trust Administrator for deposit in the Prefunding Account. On each Subsequent Transfer Date, upon satisfaction of the conditions for such Subsequent Transfer Date set forth in Sections 2.01(f) and (g), with respect to the related Subsequent Transfer Agreement, the Trust Administrator shall remit to the Depositor the applicable Aggregate Subsequent Transfer Amount as payment of the purchase price for the related Subsequent Mortgage Loans.

If any funds remain in the Prefunding Account on August 24, 2005, to the extent that they represent earnings on the amounts originally deposited into the Prefunding Account, the Trust Administrator shall distribute them to the order of the Depositor. The remaining funds, other than any investment earnings, shall be transferred to the Certificate Account to be included as part of principal distributions to the related Certificates on the August 2005 Distribution Date.

(h)               The Trust Administrator shall establish and maintain, on behalf of the Certificateholders, the Capitalized Interest Account. On the Closing Date the Depositor shall remit the Capitalized Interest Deposits to the Trust Administrator for deposit in the related Capitalized Interest Account. On the Business Day prior to the June 2005, July 2005 and August 2005 Distribution Dates, the Trust Administrator shall transfer from the Capitalized Interest Account to the Certificate Account an amount equal to the Capitalized Interest Distributions for such Distribution Date. On each of the June 2005, July 2005 and August 2005 Distribution Dates, the Trust Administrator shall transfer from the Capitalized Interest Account to the Depositor, an amount equal to the Capitalized Interest Release Amount for such Distribution Date.

SECTION 3.06.	Establishment of and Deposits to Escrow Accounts; Permitted Withdrawals from Escrow Accounts; Payments of Taxes, Insurance and Other Charges.

(a)               To the extent required by the related Mortgage Note and not violative of applicable law, the applicable Servicer shall segregate and hold all funds collected and received pursuant to a Non-Designated Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, in the case of Servicers other than SPS, GreenPoint and Wells Fargo, “Adjustable Rate Mortgage Trust 2005-5, Adjustable Rate Mortgage-Backed Pass Through Certificates, Series 2005-5,” in the case of Wells Fargo, “Wells Fargo Bank, N.A., as Servicer for Adjustable Rate Mortgage Trust 2005-5, Adjustable Rate Mortgage-Backed Pass Through Certificates, Series 2005-5,” in the case of SPS, “Select Portfolio Servicing, Inc., as Servicer for Adjustable Rate Mortgage Trust 2005-5, Adjustable Rate Mortgage-Backed Pass Through Certificates, Series 2005-5,” in the case of GreenPoint, “GreenPoint Mortgage Funding Inc., as Servicer for Adjustable Rate Mortgage Trust 2005-5, Adjustable Rate Mortgage-Backed Pass Through Certificates, Series 2005-5,” or, if established and maintained by a Subservicer on behalf of a Servicer, “[Subservicer’s name], in trust for [Servicer’s name]” or “[Subservicer’s name], as agent, trustee and/or bailee of taxes and insurance custodial account for [Servicer’s name], its successors and assigns, for various owners of interest in [Servicer’s name] mortgage backed pools. In the event that a Subservicer employs a subservicer, the Escrow Accounts shall be titled “[name of Subservicer’s subservicer] in trust for [Subservicer’s name]. The Escrow Accounts shall be Eligible Accounts. Funds deposited in the Escrow Account may be drawn on by the related Servicer in accordance with Section 3.06(d).

(b)               Each Servicer shall deposit or cause to be deposited in its Escrow Account or Accounts on a daily basis within two Business Days of receipt and retain therein:

(i)                all Escrow Payments collected on account of the related Non-Designated Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

(ii)               all amounts representing Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property related to a Non-Designated Mortgage Loan.

(c)               Each Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 3.06(d). Each Servicer shall be entitled to retain any interest paid on funds deposited in the related Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the applicable Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non interest bearing or that interest paid thereon is insufficient for such purposes.

(d)               Withdrawals from the Escrow Account or Accounts may be made or caused to be made by the related Servicer only:

(i)                to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

(ii)               to reimburse such Servicer for any Servicing Advances made by the such Servicer with respect to a related Non-Designated Mortgage Loan, but only from amounts received on the related Non-Designated Mortgage Loan which represent late collections of Escrow Payments thereunder;

(iii)              to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Non-Designated Mortgage Loan;

(iv)              for transfer to the related Collection Account to reduce the principal balance of the related Non-Designated Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

(v)               for application to restore or repair of the Mortgaged Property related to a Non-Designated Mortgage Loan in accordance with the procedures outlined in Section 3.09(e);

(vi)              to pay to the related Servicer, or any Mortgagor related to a Non-Designated Mortgage Loan to the extent required by law, any interest paid on the funds deposited in such Escrow Account;

(vii)             to clear and terminate such Escrow Account on the termination of this Agreement; and

(viii)            to remove funds inadvertently placed in the Escrow account by the related Servicer.

(e)               With respect to each Non-Designated Mortgage Loan, the applicable Servicer shall maintain accurate records reflecting the status of ground rents and taxes and any other item which may become a lien senior to the lien of the related Mortgage and the status of Mortgage Guaranty Insurance Policy premiums, and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect or cause to be effected payment thereof prior to the applicable penalty or termination date.

SECTION 3.07.	Access to Certain Documentation and Information Regarding the Non-Designated Mortgage Loans; Inspections.

(a)               The Master Servicer and each Servicer shall afford the Depositor, the Trustee and the Trust Administrator reasonable access to all records and documentation regarding the Non-Designated Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable written request and during normal business hours at the office designated by the Master Servicer or such Servicer. In addition, each Servicer shall afford the Master Servicer reasonable access to all records and documentation regarding the Non-Designated Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable written request and during normal business hours at the office designated by such Servicer. In addition, each Servicer shall provide to the Special Servicer reasonable access to all records and documentation regarding the Non-Designated Mortgage Loans serviced by it that become Special Serviced Mortgage Loans.

(b)               Each Servicer, separately with respect to the Non-Designated Mortgage Loans each directly services, shall inspect the related Mortgaged Properties as often as deemed necessary by such Servicer in such party’s sole discretion, to assure itself that the value of such Mortgaged Property is being preserved. In addition, if any Non-Designated Mortgage Loan is more than 60 days delinquent, such Servicer, as applicable, shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. Each Servicer shall keep a written or electronic report of each such inspection.

SECTION 3.08.	Permitted Withdrawals from the Collection Accounts and Certificate Account.

(a)               Each Servicer may from time to time make withdrawals from the related Collection Account for the following purposes:

(i)                to pay to such Servicer (to the extent not previously retained by such Servicer) the servicing compensation to which it is entitled pursuant to Section 3.14, and to pay to such Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to such Collection Account;

(ii)               to reimburse such Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Non-Designated Mortgage Loan(s) in respect of which any such Advance was made (including without limitation, late recoveries of payments, Liquidation Proceeds and Insurance Proceeds to the extent received by such Servicer);

(iii)              to reimburse such Servicer for any Nonrecoverable Advance previously made or any amount expended pursuant to Section 3.11(a);

(iv)              to reimburse such Servicer for (A) unreimbursed Servicing Advances or such Servicer’s right to reimbursement pursuant to this clause (A) with respect to any Non-Designated Mortgage Loan being limited to amounts received on such Non-Designated Mortgage Loan which represent late payments of principal and/or interest (including, without limitation, Liquidation Proceeds and Insurance Proceeds with respect to such Mortgage Loan) respecting which any such advance was made and (B) for unpaid Servicing Fees as provided in Section 3.11 hereof;

(v)               to pay to the purchaser, with respect to each Non-Designated Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, 2.03 or 3.11, all amounts received thereon after the date of such purchase;

(vi)	to make any payments required to be made pursuant to Section 2.07(g);

(vii)             to withdraw any amount deposited in such Collection Account and not required to be deposited therein;

(viii)            with respect to the Non-Designated Mortgage Loans, on the Cash Remittance Date, to withdraw an amount equal to the portion of (a) with respect to the Mortgage Loans in Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5, the Available Distribution Amount and (b) with respect to the Mortgage Loans in Loan Group 6A and Loan Group 6B, the Interest Remittance Amount and Principal Remittance Amount, in each case applicable to the Mortgage Loans serviced by such Servicer, who will remit the aggregate of such amounts to the Trust Administrator for deposit in the Certificate Account;

(ix)              with respect to each Non-Designated Mortgage Loan covered by a Lender Paid Mortgage Guarantee Insurance Policy, to effect timely payment of the related premiums on such Mortgage Guarantee Insurance Policy, as applicable, pursuant to Section 3.09(c), to the extent not deducted by such Servicer prior to deposit into the applicable Collection Account pursuant to Section 3.05(c);

(x)               on or prior to 4:00 p.m. New York time on the Cash Remittance Date preceding each Distribution Date, each applicable Servicer shall withdraw an amount equal to the sum of all Assigned Prepayment Premiums received during the related Prepayment Period applicable to the Mortgage Loans serviced by such Servicer, and remit such amount to the Trust Administrator for deposit in the Certificate Account; and

(xi)              to clear and terminate such Collection Account upon termination of this Agreement pursuant to Section 11.01 hereof.

Each Servicer shall keep and maintain separate accounting, on a Non-Designated Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the related Collection Account pursuant to such subclauses (i), (ii), (iv) and (v). Prior to making any withdrawal from a Collection Account pursuant to subclause (iii) for reimbursement of a Nonrecoverable Advance, the related Servicer shall deliver to the Trust Administrator a certificate of a Servicing Officer indicating the amount of any previous Advance or Servicing Advance determined by such Servicer to be a Nonrecoverable Advance and identifying the related Non-Designated Mortgage Loans(s), and their respective portions of such Nonrecoverable Advance. In connection with the payment of a Purchase Price, if a Servicer is not required to remit unreimbursed Advances and Servicing Advances as specified in the definition of Purchase Price, such Servicer shall be deemed to have been reimbursed for such amount.

(b)               The Trust Administrator shall withdraw funds from the Certificate Account for distributions to Certificateholders, in the manner specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to withhold pursuant to Section 2.07). In addition, the Trust Administrator may from time to time make withdrawals from the Certificate Account for the following purposes:

(i)                to pay to itself any investment income earned for the related Distribution Date, and to pay to itself or the Master Servicer any other amounts to which it or the Master Servicer is entitled to reimbursement or payment under the terms of this Agreement;

(ii)               to withdraw and return to the Master Servicer or the applicable Servicer for deposit to the applicable Collection Account any amount deposited in the Certificate Account and not required to be deposited therein; and

(iii)              to clear and terminate the Certificate Account upon termination of the Agreement pursuant to Section 11.01 hereof.

SECTION 3.09.	Maintenance of Hazard Insurance; Mortgage Impairment Insurance and Mortgage Guaranty Insurance Policy; Claims; Restoration of Mortgaged Property.

(a)               Each Servicer shall cause to be maintained for each related Non-Designated Mortgage Loan hazard insurance such that all buildings upon the related Mortgaged Property are insured by a generally acceptable insurer rated either: “V” or better in the current Best’s Key Rating Guide (“Best’s”) or acceptable to FNMA or FHLMC against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the replacement value of the improvements securing such Non-Designated Mortgage Loan and (ii) the greater of (A) the outstanding principal balance of such Non-Designated Mortgage Loan and (B) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co insurer.

If upon origination of the Non-Designated Mortgage Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), the related Servicer shall cause a flood insurance policy to be maintained with respect to such Non-Designated Mortgage Loan. Such policy shall meet the requirements of the current guidelines of the Federal Insurance Administration and be in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid principal balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended.

If a Mortgage related to a Non-Designated Mortgage Loan is secured by a unit in a condominium project, the related Servicer shall verify that the coverage required of the owner’s association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with the requirements of the related Servicer for mortgage loans that it services on its own account.

Each Servicer shall cause to be maintained on each Mortgaged Property related to a Non-Designated Mortgage Loan such other additional special hazard insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any Mortgage Guaranty Insurance Policy insurer, or as may be required to conform with Accepted Servicing Practices to the extent permitted by the Mortgage Note, the Mortgage or applicable law provided that the related Servicer shall not be required to bear the cost of such insurance.

All policies required hereunder shall name the related Servicer as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for prior written notice of any cancellation, reduction in amount or material change in coverage.

Each Servicer shall not interfere with the Mortgagor’s freedom of choice at the origination of such Non-Designated Mortgage Loan in selecting either his insurance carrier or agent, provided, however, that such Servicer shall not accept any such insurance policies from insurance companies unless such companies are rated: B:III or better in Best’s or acceptable to FNMA or FHLMC and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The related Servicer shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address.

Pursuant to Section 3.05, any amounts collected by a Servicer under any such policies (other than amounts to be deposited in the related Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Non-Designated Mortgage Loan, or to be released to the Mortgagor, in accordance with such Servicer’s normal servicing procedures) shall be deposited in the related Collection Account (subject to withdrawal pursuant to Section 3.08(a)).

Any cost incurred by a Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trust Administrator for their benefit, be added to the principal balance of the Non-Designated Mortgage Loan, notwithstanding that the terms of the Non-Designated Mortgage Loan so permit. Such costs shall constitute a Servicing Advance and will be reimbursable to the related Servicer to the extent permitted by Section 3.08 hereof. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor related to a Non-Designated Mortgage Loan or maintained on property acquired in respect of a Mortgage related to a Non-Designated Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

(b)               In the event that a Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the related Non-Designated Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 3.09(a) and otherwise complies with all other requirements of Section 3.09(a), it shall conclusively be deemed to have satisfied its obligations as set forth in Section 3.09(a). Any amounts collected by a Servicer under any such policy relating to a Non-Designated Mortgage Loan shall be deposited in the related Collection Account subject to withdrawal pursuant to Section 3.08(a). Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 3.09(a), and there shall have been a loss which would have been covered by such policy, the related Servicer shall deposit in the related Collection Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from such Servicer’s funds, without reimbursement therefor. Upon request of the Trust Administrator, a Servicer shall cause to be delivered to the Trust Administrator a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days’ prior written notice to the Trust Administrator. In connection with its activities as Servicer of the related Non-Designated Mortgage Loans, such Servicer agrees to present, on behalf of itself, the Depositor, and the Trust Administrator for the benefit of the Certificateholders, claims under any such blanket policy.

(c)               With respect to each Non-Designated Mortgage Loan with a Loan-to-Value Ratio in excess of 80% which the Seller represented to be covered by a Mortgage Guaranty Insurance Policy as of the Cut-off Date, the related Servicer shall, without any cost to the Depositor or Trust Administrator, maintain or cause the Mortgagor to maintain in full force and effect a Mortgage Guaranty Insurance Policy insuring that portion of the Non-Designated Mortgage Loan in excess of 75% of value, and shall pay or shall cause the Mortgagor to pay, the premium thereon on a timely basis, until the loan-to-value ratio of such Non-Designated Mortgage Loan is reduced to 80%, based on either (i) a current appraisal of the Mortgaged Property or (ii) the appraisal of the Mortgaged Property obtained at the time the Non-Designated Mortgage Loan was originated. In the event that such Mortgage Guaranty Insurance Policy shall be terminated prior to the loan-to-value ratio of such Non-Designated Mortgage Loan being reduced to 80%, the related Servicer shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Mortgage Guaranty Insurance Policy. If the insurer shall cease to be a Qualified Insurer, the related Servicer shall determine whether recoveries under the Mortgage Guaranty Insurance Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that such Servicer shall in no event have any responsibility or liability for any failure to recover under the Mortgage Guaranty Insurance Policy for such reason. If the related Servicer determines that recoveries are so jeopardized, it shall notify the Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy. The related Servicer shall not take any action which would result in noncoverage under any applicable Mortgage Guaranty Insurance Policy of any loss which, but for the actions of such Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.10, each Servicer shall promptly notify the insurer under the related Mortgage Guaranty Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Mortgage Guaranty Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Mortgage Guaranty Insurance Policy provided that such required actions are in compliance with all applicable law. If such Mortgage Guaranty Insurance Policy is terminated as a result of such assumption or substitution of liability, the related Servicer shall obtain a replacement Mortgage Guaranty Insurance Policy as provided above; provided that under applicable law and the terms of the related Mortgage Note and Mortgage the cost of such policy may be charged to the successor Mortgagor.

With respect to each Non-Designated Mortgage Loan covered by a Lender Paid Mortgage Guaranty Insurance Policy, the applicable Servicer agrees to effect timely payment of the premiums on such Mortgage Guaranty Insurance Policy from amounts on deposit in the Collection Account, or deducted by such Servicer prior to deposit into the applicable Collection Account or pursuant to Section 3.05(c) with respect to such Non-Designated Mortgage Loan. If amounts on deposit in the Collection Account, or deducted by such Servicer prior to deposit into the applicable Collection Account pursuant to Section 3.05(c) with respect to such Non-Designated Mortgage Loan, are not sufficient to pay the premiums on such Mortgage Guaranty Insurance Policy, the applicable Servicer agrees to effect timely payment of such premiums, and such costs shall be recoverable by such Servicer from the related Liquidation Proceeds or otherwise as a Servicing Advance pursuant to Section 3.08(a). With respect to each Non-Designated Mortgage Loan covered by a Mortgage Guaranty Insurance Policy that is not Lender Paid, the Servicer agrees to effect timely payment of the premiums on such Mortgage Guaranty Insurance Policy, and such costs not otherwise recoverable from the Mortgagor shall be recoverable by such Servicer from the related Liquidation Proceeds or otherwise as a Servicing Advance pursuant to Section 3.08(a).

(d)               In connection with its activities as servicer, each Servicer agrees to prepare and present, on behalf of itself, the Depositor, the Trust, the Trustee, the Trust Administrator and the Certificateholders, claims to the insurer under any Mortgage Guaranty Insurance Policy related to a Non-Designated Mortgage Loan in a timely fashion in accordance with the terms of such Mortgage Guaranty Insurance Policy and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Mortgage Guaranty Insurance Policy respecting defaulted Non-Designated Mortgage Loans. Pursuant to Section 3.05, any amounts collected by a Servicer under any Mortgage Guaranty Insurance Policy shall be deposited in the related Collection Account, subject to withdrawal pursuant to Section 3.08.

(e)               With respect to any Non-Designated Mortgage Loan, each Servicer need not obtain the approval of the Trustee or the Trust Administrator prior to releasing any Insurance Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. At a minimum, each Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds:

(i)                such Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

(ii)               such Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics’ and materialmen’s liens; and

(iii)              pending repairs or restoration, such Servicer shall place the Insurance Proceeds in the related Escrow Account.

(f)                With respect to any Non-Designated Mortgage Loan, if the Trust Administrator is named as an additional loss payee, the related Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Trustee or the Trust Administrator.

SECTION 3.10.	Enforcement of Due on Sale Clauses; Assumption Agreements.

(a)               With respect to a Non-Designated Mortgage Loan, each Servicer shall use its best efforts to enforce any “due-on-sale” provision contained in any related Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the related Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Non-Designated Mortgage Loan under the “due-on-sale” clause applicable thereto, provided, however, that such Servicer shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Mortgage Guaranty Insurance Policy, if any.

(b)               With respect to a Non-Designated Mortgage Loan, if a Servicer reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, such Servicer shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event such Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, a Servicer shall not be deemed to be in default under this Section by reason of any transfer or assumption which such Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever. In connection with any such assumption, no material term of the Mortgage Note, including without limitation, the Mortgage Rate borne by the related Mortgage Note, the term of the Non-Designated Mortgage Loan or the outstanding principal amount of the Non-Designated Mortgage Loan shall be changed.

(c)               To the extent that any Non-Designated Mortgage Loan is assumable, the related Servicer shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used by FNMA with respect to underwriting mortgage loans of the same type as the Non-Designated Mortgage Loans. If the credit of the proposed transferee does not meet such underwriting criteria, the related Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Non-Designated Mortgage Loan.

(d)               With respect to a Non-Designated Mortgage Loan, subject to each Servicer’s duty to enforce any due-on-sale clause to the extent set forth in this Section 3.10, in any case in which the related Mortgaged Property has been conveyed to a Person by the related Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Non-Designated Mortgage Loan, such Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the related Servicer shall deliver an Officer’s Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met in connection therewith. The related Servicer shall notify the Trustee and the Trust Administrator that any such substitution or assumption agreement has been completed by forwarding to the Trustee and the Trust Administrator a copy of such substitution or assumption agreement, and shall forward the original to the Custodian which shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by a Servicer for entering into an assumption or substitution of liability agreement will be retained by such Servicer as additional servicing compensation.

SECTION 3.11.	Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage Loans.

(a)               Each Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the related Non-Designated Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, each Servicer shall take such action as (i) such Servicer would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (ii) shall be consistent with Accepted Servicing Practices, (iii) such Servicer shall determine consistently with Accepted Servicing Practices to be in the best interest of the Trust and Certificateholders, and (iv) is consistent with the requirements of the insurer under any Required Insurance Policy; provided, however, that such Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the related Non-Designated Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds. Any funds expended by any Servicer pursuant to this Section 3.11(a) shall be reimbursable in full pursuant to Section 3.08(a)(iii). The related Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the Liquidation Proceeds with respect to the related Mortgaged Property or otherwise as a Servicing Advance in accordance with Section 3.08(a).

With respect to any Non-Designated Mortgage Loans, notwithstanding anything to the contrary contained in this Agreement, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the related Servicer has reasonable cause to believe that the related Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Trust Administrator otherwise requests, an environmental inspection or review of such Mortgaged Property conducted by a qualified inspector shall be arranged for by such Servicer. Upon completion of the inspection, the related Servicer shall promptly provide the Trust Administrator with a written report of environmental inspection.

In the event the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the related Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure if the estimated costs of the environmental clean up, as estimated in the environmental inspection report, together with the Servicing Advances and

Advances made by such Servicer and the estimated costs of foreclosure or acceptance of a deed in lieu of foreclosure exceeds the estimated value of the Mortgaged Property. If however, the aggregate of such clean up and foreclosure costs, Advances and Servicing Advances are less than or equal to the estimated value of the Mortgaged Property, then the related Servicer may, in its reasonable judgment and in accordance with Accepted Servicing Practices, choose to proceed with foreclosure or acceptance of a deed in lieu of foreclosure and such Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to reimburse fully such Servicer, such Servicer shall be entitled to be reimbursed from amounts in the related Collection Account pursuant to Section 3.08(a) hereof. In the event the related Servicer does not proceed with foreclosure or acceptance of a deed in lieu of foreclosure pursuant to the first sentence of this paragraph, such Servicer shall be reimbursed for all Advances and Servicing Advances made with respect to the related Mortgaged Property from the related Collection Account pursuant to Section 3.08(a) hereof, and such Servicer shall have no further obligation to service such Non-Designated Mortgage Loan under the provisions of this Agreement.

(b)               With respect to any REO Property related to a Non-Designated Mortgage Loan, subject to applicable law, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee’s name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The related Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee capacity hereunder. Pursuant to its efforts to sell such REO Property, the related Servicer shall in accordance with Accepted Servicing Practices manage, conserve, protect and operate each REO Property for the purpose of its prompt disposition and sale. The related Servicer, either itself or through an agent selected by such Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. Upon request, the related Servicer shall furnish to the Trust Administrator on or before each Distribution Date a statement with respect to any REO Property covering the operation of such REO Property for the previous calendar month and such Servicer’s efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous calendar month. That statement shall be accompanied by such other information as the Trust Administrator shall reasonably request and which is necessary to enable the Trust Administrator to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the related Collection Account no later than the close of business on each Determination Date. The related Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Trust Administrator for filing.

To the extent consistent with Accepted Servicing Practices, the related Servicer shall also maintain on each REO Property related to a Non-Designated Mortgage Loan fire and hazard insurance with extended coverage in an amount which is equal to the outstanding principal balance of the related Non-Designated Mortgage Loan (as reduced by any amount applied as a reduction of principal at the time of acquisition of the REO Property), liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

(c)               In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the related Servicer shall dispose of such Mortgaged Property prior to three years after the end of the calendar year of its acquisition by the Trust Fund unless (i) the Trustee and the Trust Administrator shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such three-year period will not result in the imposition of taxes on “prohibited transactions” of any REMIC hereunder as defined in section 860F of the Code or cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) or (ii) the applicable Servicer shall have applied for, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable extension period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as “foreclosure property” within the meaning of section 860G(a)(8) of the Code or (ii) subject any REMIC hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the related Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, as that term is defined in Section 7701(a)(30) of the Code, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, “foreclosure”) in respect of such Mortgage Loan, the related Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

(d)               The decision of a Servicer to foreclose on a defaulted Non-Designated Mortgage Loan shall be subject to a determination by such Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any REO Properties, net of reimbursement to such Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of applicable accrued and unpaid Servicing Fees, and unreimbursed Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Non-Designated Mortgage Loans (with interest accruing as though such Non-Designated Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the related Collection Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Non-Designated Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Non-Designated Mortgage Loan.

(e)               The proceeds from any liquidation of a Non-Designated Mortgage Loan, as well as any income from a related REO Property, will be applied in the following order of priority: first, to reimburse the related Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse such Servicer for any unreimbursed Advances; third, to reimburse the related Collection Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by such Servicer pursuant to Section 3.08(a)(iii) that related to such Non-Designated Mortgage Loan; fourth, to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such Advance has been reimbursed) on the Non-Designated Mortgage Loan or related REO Property, at the per annum rate equal to the related Mortgage Rate reduced by the related Servicing Fee Rate, and any primary mortgage guaranty insurance fee rate, if applicable, to the Due Date occurring in the month in which such amounts are required to be distributed; and fifth, as a recovery of principal of the Mortgage Loan. Excess proceeds, if any, from the liquidation of a Liquidated Mortgage Loan (“Excess Proceeds”) that is a Non-Designated Mortgage Loan will be retained by the related Servicer as additional servicing compensation pursuant to Section 3.14.

(f)                With respect to any Mortgage Loan related to the Group 1, Group 2, Group 3, Group 4 or Group 5 Certificates, a Servicer of such Mortgage Loans may (but is not obligated to) enter into a special servicing agreement with an unaffiliated Holder of a 100% Percentage Interest of the most junior outstanding Class C-B Certificates. Any such agreement may contain provisions whereby such Holder may (i) instruct the related Servicer to commence or delay foreclosure proceedings with respect to such Mortgage Loans that are delinquent and will contain provisions for the deposit of cash with such Servicer by such Holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had such Servicer acted in accordance with its normal procedures, (ii) purchase such Mortgage Loans that are delinquent from the Trust Fund immediately prior to the commencement of foreclosure proceedings at a price equal to the Purchase Price, and/or (iii) assume all of the servicing rights and obligations with respect to such Mortgage Loans that are delinquent so long as (A) such Holder meets the requirements for a Subservicer set forth in Section 3.02(a), (B) such Holder has a current special servicing ranking of at least “Average” from S&P, (C) such Holder will service such Mortgage Loans in accordance with this Agreement, (D) the related Servicer has the right to transfer such servicing rights without the payment of any compensation to a Subservicer.

With respect to any Mortgage Loan related to the Group 6 Certificates, a Servicer of such Mortgage Loans may (but is not obligated to) enter into a special servicing agreement with an unaffiliated Holder of a 100% Percentage Interest of the Class 6-X Certificates. Any such agreement may contain provisions whereby such Holder may (i) instruct the related Servicer to commence or delay foreclosure proceedings with respect to such Mortgage Loans that are delinquent and will contain provisions for the deposit of cash with such Servicer by such Holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had such Servicer acted in accordance with its normal procedures, (ii) purchase such Mortgage Loans that are delinquent from the Trust Fund immediately prior to the commencement of foreclosure proceedings at a price equal to the Purchase Price, and/or (iii) assume all of the servicing rights and obligations with respect to such Mortgage Loans that are delinquent so long as such Holder (A) such Holder meets the requirements for a Subservicer set forth in Section 3.02(a), (B) such Holder has a current special servicing ranking of at least “Average” from S&P, (C) such Holder will service such Mortgage Loans in accordance with this Agreement, (D) the related Servicer has the right to transfer such servicing rights without the payment of any compensation to a Subservicer.

(g)               The Special Servicer, at its option, may (but is not obligated to) purchase from the Trust Fund, (a) any Mortgage Loan that is delinquent in payment 90 or more days or (b) any related Mortgage Loan with respect to which there has been initiated legal action or other proceedings for the foreclosure of the related Mortgaged Property either judicially or non-judicially, in each case, provided that the applicable Servicer has the right to transfer the related servicing rights without the payment of any compensation to a Subservicer. In the event that the Special Servicer exercises such option, the Purchase Price therefor shall be deposited in the related Collection Account and upon such deposit of the Purchase Price and receipt of a Request for Release in the form of Exhibit K hereto, the Custodian shall release the related Mortgage File held for the benefit of the Certificateholders to the Special Servicer, and the Trustee shall execute and deliver at the Special Servicer’s direction such instruments of transfer or assignment prepared by the Special Servicer, in each case without recourse, as shall be necessary to transfer title from the Trustee to the Special Servicer. The applicable Servicer shall be entitled to reimbursement from the Special Servicer for all expenses incurred by it in connection with the transfer of any Mortgage Loan to the Special Servicer pursuant to this Section 3.11(g).

SECTION 3.12.	Trustee and Trust Administrator to Cooperate; Release of Mortgage Files.

Upon the payment in full of any Non-Designated Mortgage Loan, or the receipt by a Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, such Servicer will immediately notify the Custodian by delivering, or causing to be delivered a “Request for Release” substantially in the form of Exhibit K. Upon receipt of such request, the Custodian shall within three Business Days release the related Mortgage File to the related Servicer, and the Trustee shall within three Business Days of such Servicer’s direction execute and deliver to such Servicer the deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by such Servicer, and the Custodian shall deliver the Mortgage Note with written evidence of cancellation thereon. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Non-Designated Mortgage Loan, including for such purpose, collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Custodian within three Business Days of delivery to the Custodian of a Request for Release in the form of Exhibit K signed by a Servicing Officer, release the Mortgage File to the related Servicer. Subject to the further limitations set forth below, the related Servicer shall cause the Mortgage File or documents so released to be returned to the Custodian on its behalf, when the need therefor by such Servicer no longer exists, unless the Non-Designated Mortgage Loan is liquidated and the proceeds thereof are deposited in the related Collection Account, in which case such Servicer shall deliver to the Trustee, or the Custodian a Request for Release in the form of Exhibit K, signed by a Servicing Officer. Each Servicer is also authorized to cause the removal from the registration on the MERS® System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release, including an assignment of such loan to the Trustee.

If a Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property related to a Non-Designated Mortgage Loan as authorized by this Agreement, such Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee’s sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

SECTION 3.13.	Documents, Records and Funds in Possession of a Servicer to be Held for the Trust.

Notwithstanding any other provisions of this Agreement, each Servicer shall transmit to the Custodian, as required by this Agreement all documents and instruments in respect of a Non-Designated Mortgage Loan coming into the possession of the related Servicer from time to time required to be delivered to the Trustee, or the Custodian on its behalf, pursuant to the terms hereof and shall account fully to the Trust Administrator for any funds received by such Servicer or which otherwise are collected by such Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Non-Designated Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, a Servicer in respect of any Non-Designated Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in a Collection Account, shall be held by the related Servicer for and on behalf of the Trust, the Trustee or the Trust Administrator and shall be and remain the sole and exclusive property of the Trust, subject to the applicable provisions of this Agreement. Each Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the related Collection Account, Certificate Account or any related Escrow Account, or any funds that otherwise are or may become due or payable to the Trust, the Trustee or the Trust Administrator for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Non-Designated Mortgage Loan, except, however, that such Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to such Servicer under this Agreement.

SECTION 3.14.               Servicing Fee; Indemnification of Master Servicer; Payment of Interim Servicer Advance Amount.

(a)               As compensation for its services hereunder, each Servicer shall be entitled to withdraw from the applicable Collection Account or to retain from interest payments on the related Non-Designated Mortgage Loans, the amount of its Servicing Fee, for each Mortgage Loan serviced by it, less any amounts in respect of its Servicing Fee, as applicable, payable by such Servicer pursuant to Section 3.05(c)(vi). The Servicing Fee is limited to, and payable solely from, the interest portion of such Scheduled Payments collected by the related Servicer or as otherwise provided in Section 3.08(a). In connection with the servicing of any Special Serviced Mortgage Loan, the Special Servicer shall receive the Servicing Fee for such Special Serviced Mortgage Loan as its compensation and Ancillary Income with respect to Special Serviced Mortgage Loans.

(b)               With respect to each Non-Designated Mortgage Loan, additional servicing compensation in the form of Ancillary Income and Excess Proceeds shall be retained by the related Servicer, and additional servicing compensation in the form of Payoff Interest not required to make payments in respect of Compensating Interest Payments shall be retained by SPS. Each Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including the payment of any expenses incurred in connection with any Subservicing Agreement entered into pursuant to Section 3.02 and the payment of any premiums for insurance required pursuant to Section 3.18) and shall not be entitled to reimbursement thereof except as specifically provided for in this Agreement.

(c)               The Master Servicer shall be compensated by the Trust Administrator as separately agreed. The Master Servicer and any director, officer, employee or agent of the Master Servicer shall be indemnified by DLJMC (or if DLJMC shall fail to do so, by the Trust) and held harmless against any loss, liability or expense (including reasonable attorney’s fees and expenses) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates or (c) the performance of any of the Master Servicer’s duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Master Servicer’s duties hereunder or incurred by reason of any action of the Master Servicer taken at the direction of the Certificateholders; provided, however, that the sum of (x) such indemnity amounts payable by DLJMC or the Trust to the Master Servicer pursuant to this Section 3.14(c) and (y) the indemnity amounts payable by DLJMC or the Trust to the Trust Administrator pursuant to Section 10.05, shall not exceed $200,000 per year; provided, further, that any amounts not payable by DLJMC or the Trust to the Master Servicer due to the preceding proviso shall be payable by DLJMC (or if DLJMC fails to do so, by the Trust) in any succeeding year, subject to the aggregate $200,000 per annum limitation imposed by the preceding proviso. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Master Servicer hereunder.

(d)               DLJMC shall remit the Interim Servicer Advance Amount to the Master Servicer within two Business Days of the date on which the Master Servicer provides a notice to DLJMC that such amount is owed. The Master Servicer shall remit to DLJMC any reimbursement amount it receives under the terms of this Agreement with respect to Advances made by the Master Servicer with funds received by DLJMC pursuant to this Section 3.14(d) (including but not limited to any reimbursement amount received from collections on the related Mortgage Loans and withdrawals from the Certificate Account or Collection Account) within one Business Day of having received such reimbursement amount.

SECTION 3.15.	Access to Certain Documentation.

The Master Servicer and each Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the related Non-Designated Mortgage Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer or such Servicer. Nothing in this Section shall limit the obligation of the Master Servicer or any Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer or such Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section. Nothing in this Section 3.15 shall require the Master Servicer or any Servicer to collect, create, collate or otherwise generate any information that it does not generate in its usual course of business.

SECTION 3.16.	Annual Statement as to Compliance.

Not later than the earlier of (a) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, 15 calendar days before each date on which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or if such day is not a Business Day, the immediately preceding Business Day), each Servicer shall deliver to the Master Servicer an Officer’s Certificate stating, as to the signer thereof, that (i) a review of the activities of such Servicer during the preceding calendar year and of the performance of such Servicer under this Agreement has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, such Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by such Servicer to cure such default. Upon each receipt of such Officer’s Certificate from any Servicer, the Master Servicer shall promptly deliver a copy of such Officer’s Certificate to the Depositor, the Rating Agencies, the Trustee and the Trust Administrator.

Not later than the earlier of (a) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, 15 calendar days before each date on which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or if such day is not a Business Day, the immediately preceding Business Day), the Master Servicer shall deliver to the Depositor, the Rating Agencies, the Trustee and the Trust

Administrator an Officer’s Certificate stating, as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of the performance of the Master Servicer under this Agreement has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Master Servicer to cure such default.

SECTION 3.17.	Annual Independent Public Accountants’ Servicing Statement; Financial Statements.

Not later than the earlier of (a) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, 15 calendar days before each date on which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or if such day is not a Business Day, the immediately preceding Business Day), the Master Servicer at its expense shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to the Master Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trust Administrator and the Depositor, in the form of Exhibit V-1.

Not later than the earlier of (a) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, 15 calendar days before each date on which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or if such day is not a Business Day, the immediately preceding Business Day), each Servicer (other than Wells Fargo) at its expense shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to such Servicer, the Seller or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trust Administrator, the Master Servicer and the Depositor, to the effect that with respect to each Servicer (other than Wells Fargo), such firm has examined certain documents and records relating to the servicing of mortgage loans which such Servicer is servicing which may include the related Mortgage Loans or similar mortgage loans, and that, on the basis of such examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Guide for HUD Approved Title II Approved Mortgagees and Loan Correspondent Programs, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance with Accepted Servicing Practices, except for (a) such exceptions as such firm shall believe to be immaterial, and (b) such other exceptions as shall be set forth in such statement. In addition each Servicer shall disclose to such firm all significant deficiencies relating to such Servicer’s compliance with the minimum servicing standards set forth in this Agreement. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Guide for HUD Approved Title II Approved Mortgagees and Loan Correspondent Programs (rendered within one year of such statement) of independent public accountants with respect to the related Subservicer.

Not later than the earlier of (a) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, 15 calendar days before each date on which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or if such day is not a Business Day, the immediately preceding Business Day), Wells Fargo, at its expense, shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to Wells Fargo, the Seller or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Depositor, and the Depositor shall send copies of such statement to each of the Trust Administrator and the Master Servicer, to the effect that such firm has examined certain documents and records relating to the servicing of mortgage loans which Wells Fargo is servicing, which may include the related Mortgage Loans or similar mortgage loans, and that, on the basis of such examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Guide for HUD Approved Title II Approved Mortgagees and Loan Correspondent Programs, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance with Accepted Servicing Practices, except for (a) such exceptions as such firm shall believe to be immaterial, and (b) such other exceptions as shall be set forth in such statement. In addition, Wells Fargo shall disclose to such firm all significant deficiencies relating to Wells Fargo’s compliance with the minimum servicing standards set forth in this Agreement. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Guide for HUD Approved Title II Approved Mortgagees and Loan Correspondent Programs (rendered within one year of such statement) of independent public accountants with respect to the related Subservicer.

Copies of such statements shall be provided by the Trust Administrator to any Certificateholder upon request at the Master Servicer’s or the related Servicer’s expense, provided such statement is delivered by the Master Servicer or such Servicer to the Trust Administrator.

SECTION 3.18.	Maintenance of Fidelity Bond and Errors and Omissions Insurance.

Each Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the related Mortgage Loans (“Servicer Employees”). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker’s Blanket Bond and shall protect and insure the related Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure each Servicer against losses in connection with the release or satisfaction of a related Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.18 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve a Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts acceptable to FNMA unless the related Servicer has obtained a waiver of such requirement. Upon the request of the Trust Administrator, the related Servicer shall cause to be delivered to the Trust Administrator a certificate of insurance of the insurer and the surety including a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days’ prior written notice to the Trust Administrator.

The Master Servicer shall maintain insurance in such amounts generally acceptable for entities serving as master servicer.

SECTION 3.19.	Special Serviced Mortgage Loans.

If directed by the Special Servicer and solely at the Special Servicer’s option, a Servicer (a “Transferring Servicer”) shall transfer the servicing of any Mortgage Loan serviced by the Transferring Servicer 90 days or more delinquent (determined as of the close of business of the last day of the month preceding the related Data Remittance Date) to the Special Servicer. The Special Servicer shall thereupon assume all of the rights and obligations of the Transferring Servicer hereunder arising thereafter and the Transferring Servicer shall have no further rights or obligations hereunder with respect to such Mortgage Loan (except that the Special Servicer shall not be (i) liable for losses of the Transferring Servicer pursuant to Section 3.09 hereof or for any acts or omissions of the Transferring Servicer hereunder prior to the servicing transfer date, (ii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder including, but not limited to, repurchases or substitutions of Mortgage Loans pursuant to Section 2.02 or 2.03 hereof, (iii) deemed to have made any representations and warranties of a Transferring Servicer hereunder or (iv) be subject to any Servicer Letter Agreement or other agreement not executed by the Special Servicer). Except as provided in the preceding sentence, the Special Servicer shall service all Special Serviced Mortgage Loans in accordance with the servicing standards applicable to SPS as if SPS were the Transferring Servicer; provided, however, that the obligations of SPS set forth in Section 8.01(h), Section 8.01(i) and Article XIII of this Agreement shall not be applicable to the Special Servicer. Upon the transfer of the servicing of any such Mortgage Loan to the Special Servicer, the Special Servicer shall be entitled to the related Servicing Fee and other compensation accruing after the servicing transfer date with respect to such Mortgage Loans pursuant to Section 3.14.

In connection with the transfer of the servicing of any Mortgage Loan to the Special Servicer, the Transferring Servicer shall, at the Special Servicer’s expense, deliver to the Special Servicer all documents and records relating to such Mortgage Loans and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the servicing to the Special Servicer. On the servicing transfer date, the Special Servicer shall reimburse the Transferring Servicer for all unreimbursed Advances, Servicing Advances and Servicing Fees, as applicable, relating to the Mortgage Loans for which the servicing is being transferred. The Special Servicer shall be entitled to be reimbursed pursuant to Section 3.08 or otherwise pursuant to this Agreement for all such Advances, Servicing Advances and Servicing Fees, as applicable, paid by the Transferring Servicer pursuant to this Section 3.19. In addition, the Special Servicer shall notify the Master Servicer of such transfer and the effective date of such transfer, and amend the Mortgage Loan Schedule to reflect that such Mortgage Loans are Special Serviced Mortgage Loans.

SECTION 3.20.	Indemnification of Servicers and Master Servicer.

Each Servicer agrees to indemnify and hold the Master Servicer harmless from and against any and all losses, claims, expenses, costs or liabilities (including attorneys fees and court costs) incurred by the Master Servicer as a result of or in connection with the failure by such Servicer to perform the obligations or responsibilities imposed upon or undertaken by such Servicer under this Agreement.

The Master Servicer agrees to indemnify and hold each Servicer harmless from and against any and all losses, claims, expenses, costs or liabilities (including attorneys fees and court costs) incurred by such Servicer as a result of or in connection with the failure by the Master Servicer to perform the obligations or responsibilities imposed upon or undertaken by the Master Servicer under this Agreement.

SECTION 3.21.	Notification of Adjustments.

With respect to each Mortgage Loan, the related Servicer shall adjust the Mortgage Rate on the related Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The related Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Rate adjustments. Upon the discovery by the related Servicer or the receipt of notice from the Trust Administrator that such Servicer has failed to adjust a Mortgage Rate in accordance with the terms of the related Mortgage Note, such Servicer shall immediately deposit in the Certificate Account from its own funds the amount of any interest loss or deferral caused the Trust Administrator thereby.

SECTION 3.22.	Designated Mortgage Loans.

(a)        For and on behalf of the Certificateholders, the Master Servicer shall oversee and enforce the obligation of each Designated Servicer to service and administer the related Designated Mortgage Loans in accordance with the terms of the related Designated Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with this Agreement and with customary and usual standards of practice of prudent mortgage loan master servicers. Furthermore, the Master Servicer shall oversee and consult with each Designated Servicer as necessary from time-to-time to carry out the Master Servicer’s obligations hereunder, and shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by each Designated Servicer.

The Master Servicer shall terminate the rights and obligations of any Designated Servicer under the related Designated Servicing Agreement, upon the failure of such Designated Servicer to perform any of its obligations under such Designated Servicing Agreement, which failure results in an event of default as provided Section 8.01 of the SunTrust Underlying Servicing Agreement, with respect to SunTrust, as provided in Section 14 of the Countrywide Underlying Servicing Agreement, with respect to Countrywide, and as provided in Section 14.01 of the Wachovia Underlying Servicing Agreement, with respect to Wachovia. In the event a Designated Servicer is terminated pursuant to the preceding sentence, the Master Servicer shall notify the Depositor and the Trust Administrator and shall either (a) select and engage a successor servicer of the related Mortgage Loans or (b) act as successor servicer of the related Mortgage Loans. In either case, the Designated Mortgage Loans related to such Designated Servicing Agreement shall be serviced by the successor to such Designated Servicer pursuant to the servicing provisions of this Agreement, and such Designated Mortgage Loans shall be deemed as “Non-Designated Mortgage Loans” under this Agreement; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Designated Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Designated Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

To the extent that the costs and expenses of the Master Servicer related to any termination of a Designated Servicer, appointment of a successor Designated Servicer or the transfer and assumption of servicing by the Master Servicer with respect to any Designated Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of a Designated Servicer as a result of an event of default by such Designated Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the Mortgage Loans in accordance with this Agreement) are not fully reimbursed by the terminated Designated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Trust.

(b)               Each month, if a Designated Servicer fails to make a required Advance by the date such Advance is required to be made under the related Designated Servicing Agreement, the Master Servicer shall on the Cash Remittance Date deposit in the amount of any required Advance in the Certificate Account.

(c)               Each month, the Master Servicer shall make Compensating Interest Payments with respect to the Designated Mortgage Loans to the extent provided in Section 3.03.

SECTION 3.23.	Assigned Prepayment Premiums.

Notwithstanding anything in this Agreement to the contrary, in the event of a Principal Prepayment, the applicable Servicer may not waive any Assigned Prepayment Premium or portion thereof required by the terms of the related Mortgage Note unless (i) the related Mortgage Loan is in default or foreseeable default and such waiver (a) is standard and customary in servicing mortgage loans similar to the Mortgage Loans and (b) would, in the reasonable judgment of such Servicer, maximize recovery of total proceeds taking into account the value of such Assigned Prepayment Premium and the related Mortgage Loan, (ii) (A) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditors’ rights generally or (2) due to acceleration in connection with a foreclosure or other involuntary payment, or (B) the enforceability is otherwise limited or prohibited by applicable law, (iii) the enforceability would be considered “predatory” pursuant to written guidelines issued by any applicable federal, state or local authority having jurisdiction over such matters, or (iv) such Servicer is unable to locate documentation sufficient to allow it to confirm the existence and amount of such Assigned Prepayment Premium after using commercially reasonable efforts to locate such documentation, which efforts shall include, but are not limited to, seeking such documentation from the Depositor, the Seller, the Custodian and from its own records or files. For the avoidance of doubt, the applicable Servicer may waive an Assigned Prepayment Premium in connection with a short sale or short payoff on a defaulted Mortgage Loan. If an applicable Servicer has waived all or a portion of an Assigned Prepayment Premium relating to a Principal Prepayment, other than as provided above, such Servicer shall deliver to the Trust Administrator no later than the next succeeding Cash Remittance Date, for deposit into the Certificate Account the amount of such Assigned Prepayment Premium (or such portion thereof as had been waived) for distribution in accordance with the terms of this Agreement and if such Servicer fails to deliver such amount, any of the Trust Administrator, the Master Servicer, the Trustee or the Seller may enforce such obligation. If such Servicer has waived all or a portion of an Assigned Prepayment Premium for any reason, it shall include such information in any monthly reports it provides, and such Servicer if other than Wells Fargo Bank, N.A., shall notify the Trust Administrator, the Seller, the Master Servicer and the Trustee of such waiver, and if such Servicer is Wells Fargo Bank, N.A., Wells Fargo Bank, N.A. shall notify the Trust Administrator and the Trust Administrator shall forward any such notice to the Seller, the Master Servicer and the Trustee. Notwithstanding any provision in this Agreement to the contrary, in the event the Assigned Prepayment Premium payable under the terms of the related Mortgage Note is less than the amount of the Assigned Prepayment Premium set forth in the Mortgage Loan Schedule or other information provided to the applicable Servicer, such Servicer shall not have any liability or obligation with respect to such difference. The Master Servicer shall not have any responsibility for verifying the accuracy of the amount of Assigned Prepayment Premiums remitted by the Servicers.

ARTICLE IV

PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

SECTION 4.01.	Priorities of Distribution.

(I)  (A)On each Distribution Date, with respect to the Group 1, Group 2, Group 3, Group 4, Group 5 and Class C-B Certificates, the Trust Administrator shall determine the amounts to be distributed to each Class of Certificates as follows:

(a)               with respect to the Group 1 Certificates, from the Available Distribution Amount relating to Loan Group 1:

(i)                first, concurrently, to the Group 1 Certificates, an amount allocable to interest equal to the related Interest Distribution Amount for such Distribution Date, any shortfall being allocated pro rata between such Classes based on the Interest Distribution Amount that would have been distributed in the absence of such shortfall; and

(ii)               second, on each Distribution Date, from the Available Distribution Amount for Loan Group 1 remaining after giving effect to the distributions pursuant to Section 4.01(I)(A)(a)(i) above, the Group 1 Senior Principal Distribution Amount, as principal, sequentially, as follows:

(A)              first, to the Class AR and Class AR-L Certificates, pro rata based on their respective Class Principal Balances immediately prior to such Distribution Date, until their respective Class Principal Balances have been reduced to zero; and

(B)              second, to the Class 1-A-1 and Class 1-A-2 Certificates, pro rata based on their respective Class Principal Balances immediately prior to such Distribution Date, until their respective Class Principal Balances have been reduced to zero.

(b)               with respect to the Group 2 Certificates, and from the Available Distribution Amount relating to Loan Group 2:

(i)                first, concurrently, to the Group 2 Certificates, an amount allocable to interest equal to the related Interest Distribution Amount for such Distribution Date, any shortfall being allocated pro rata between such Classes based on the Interest Distribution Amount that would have been distributed in the absence of such shortfall; and

(ii)               second, on each Distribution Date, from the Available Distribution Amount for Loan Group 2 remaining after giving effect to the distributions pursuant to Section 4.01(I)(A)(b)(i) above, as principal, to the Class 2-A-1 and Class 2-A-2 Certificates, the Group 2 Senior Principal Distribution Amount, pro rata based on their respective Class Principal Balances immediately prior to such Distribution Date, until their respective Class Principal Balances have been reduced to zero.

(c)               with respect to the Group 3 Certificates, and from the Available Distribution Amount relating to Loan Group 3:

(i)                first, concurrently, to the Group 3 Certificates, an amount allocable to interest equal to the related Interest Distribution Amount for such Distribution Date, any shortfall being allocated pro rata between such Classes based on the Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, however, that, notwithstanding the foregoing, accrued interest to be distributed to the Class 3-A-X Certificates will be reduced to the extent necessary to fund amounts required to pay any Basis Risk Shortfall on the Class 3-A-1 Certificates not covered by amounts payable under the Class 3-A-1 Interest Rate Cap Agreement as described in Section 4.09; and

(ii)               second, on each Distribution Date, from the Available Distribution Amount for Loan Group 3 remaining after giving effect to the distributions pursuant to Section 4.01(I)(A)(c)(i) above, the Group 3 Senior Principal Distribution Amount, as principal, sequentially, as follows:

(A)              first, to the Class 3-A-1 Certificates, until the Class Principal Balance of such Class is reduced to zero;

(B)              second, to the Class 3-A-2-1 Certificates, until the Class Principal Balance of such Class has been reduced to the Class 3-A-2-1 TAC Balance for such Distribution Date;

(C)              third, to the Class 3-A-2-2 Certificates, until the Class Principal Balance of such Class has been reduced to the Class 3-A-2-2 TAC Balance for such Distribution Date;

(D)              fourth, to the Class 3-A-2-1 Certificates and Class 3-A-2-2 Certificates, pro rata, based on Class Principal Balances after giving effect to all prior distributions on such Distribution Date, until their respective Class Principal Balances are reduced to zero; and

(E)              fifth, to the Class 3-A-3 Certificates, until the Class Principal Balance of such Class is reduced to zero.

(d)               with respect to the Group 4 Certificates, and from the Available Distribution Amount relating to Loan Group 4:

(i)                first, to the Class 4-A-1 Certificates, an amount allocable to interest equal to the related Interest Distribution Amount for such Distribution Date; and

(ii)               second, on each Distribution Date, from the Available Distribution Amount for Loan Group 4 remaining after giving effect to the distributions pursuant to Section 4.01(I)(A)(d)(i) above, to the Class 4-A-1 Certificates, as principal, the Group 4 Senior Principal Distribution Amount, until the Class Principal Balance of such Class is reduced to zero.

(e)               with respect to the Group 5 Certificates, and from the Available Distribution Amount relating to Loan Group 5:

(i)                first, concurrently, to the Group 5 Certificates, an amount allocable to interest equal to the related Interest Distribution Amount for such Distribution Date, any shortfall being allocated pro rata between such Classes based on the Interest Distribution Amount that would have been distributed in the absence of such shortfall; and

(ii)               second, on each Distribution Date, from the Available Distribution Amount for Loan Group 5 remaining after giving effect to the distributions pursuant to Section 4.01(I)(A)(e)(i) above, to the Class 5-A-1, Class 5-A-2-1 and Class 5-A-2-2 Certificates, as principal, the Group 5 Senior Principal Distribution Amount, pro rata based on their respective Class Principal Balances immediately prior to such Distribution Date, until their respective Class Principal Balances have been reduced to zero.

(f)                with respect to the Group C-B and Class AR-L Certificates, from the Available Distribution Amount relating to Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5 remaining after the distributions pursuant to Sections 4.01(I)(A)(a) through (e) above, subject to Sections 4.01(I)(C) below, and further subject to any payments to the Group 1, Group 2, Group 3, Group 4 and Group 5 Certificates as described in Section 4.07, to the following Classes in the following order of priority:

(i)                to the Class C-B-1 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(ii)               to the Class C-B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date, until the Class Principal Balance of Class C-B-1 Certificates has been reduced to zero;

(iii)              to the Class C-B-2 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(iv)              to the Class C-B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date, until the Class Principal Balance of Class C-B-2 Certificates has been reduced to zero;

(v)               to the Class C-B-3 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(vi)              to the Class C-B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date, until the Class Principal Balance of Class C-B-3 Certificates has been reduced to zero;

(vii)             to the Class C-B-4 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(viii)            to the Class C-B-4 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date, until the Class Principal Balance of Class C-B-4 Certificates has been reduced to zero;

(ix)              to the Class C-B-5 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(x)               to the Class C-B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date, until the Class Principal Balance of Class C-B-5 Certificates has been reduced to zero;

(xi)              to the Class C-B-6 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(xii)             to the Class C-B-6 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date, until the Class Principal Balance of Class C-B-6 Certificates has been reduced to zero;

(xiii)            to the Class C-B-7 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(xiv)            to the Class C-B-7 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date, until the Class Principal Balance of Class C-B-7 Certificates has been reduced to zero;

(xv)             to the Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5, Class C-B-6 and Class C-B-7 Certificates, in that order, up to an amount of Net Realized Losses for such Class, if any; provided, however, that any distribution pursuant to this Section 4.01(I)(A)(i)(xix) shall not result in a further reduction of the Class Principal Balance of any of the Class C-B Certificates; and

(xvi)            to the Class AR-L Certificates, any remaining Available Distribution Amount for Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5 (to the extent such amount is held by REMIC I or REMIC II), or to the Class AR Certificates, any remaining Available Distribution Amount for Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5 (to the extent such amount is held by REMIC III or REMIC IV).

(B)                On each Distribution Date, the amount referred to in clause (i) of the definition of Interest Distribution Amount for such Distribution Date for each Class of Group 1, Group 2, Group 3, Group 4, Group 5 and Class C-B Certificates shall be reduced by the Trust Administrator by the related Class’ pro rata share (based on the amount of the Interest Distribution Amount for each such Class before reduction pursuant to this Section 4.01(I)(B)) of (i) Net Prepayment Interest Shortfalls for Mortgage Loans in the related Loan Group for such Distribution Date; and (ii) (A) after the Special Hazard Coverage Termination Date, with respect to each Group 1, Group 2, Group 3, Group 4 or Group 5 Mortgage Loan, as applicable, that was the subject of Special Hazard Loss during the prior calendar month, the excess of one month’s interest at the related Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month, (B) after the Bankruptcy Coverage Termination Date, with respect to each Group 1, Group 2, Group 3, Group 4 or Group 5

Mortgage Loan, as applicable, that became subject to a Bankruptcy Loss during the prior calendar month, the interest portion of the related Debt Service Reduction or Deficient Valuation, (C) each Relief Act Reduction for any Group 1, Group 2, Group 3, Group 4 or Group 5 Mortgage Loan, as applicable, incurred during the prior calendar month and (D) after the Fraud Loss Coverage Termination Date, with respect to each Group 1, Group 2, Group 3, Group 4 or Group 5 Mortgage Loan, as applicable, that became a Fraud Loan during the prior calendar month the excess of one month’s interest at the related Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month. For purposes of calculating the reduction of the Interest Distribution Amount for each Class of Class C-B Certificates with respect to Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 or Loan Group 5 such reduction shall be based on the amount of interest accruing at the Net WAC Rate for such Loan Group on such Class’ proportionate share, based on the Class Principal Balance of the related Subordinate Component Balance for that Distribution Date.

(C)                With respect to each Class of Class C-B Certificates, if on any Distribution Date the related Subordination Level of such Class is less than such percentage as of the Closing Date, no distribution of Principal Prepayments will be made to any Class or Classes of Class C-B Certificates junior to such Class (the “Restricted Classes”) and the amount otherwise distributable to the Restricted Classes in respect of such Principal Prepayments will be allocated among the remaining Classes of Class C-B Certificates, pro rata, based upon their respective Class Principal Balances.

(D)                The Trust Administrator shall distribute the Mortgage Loan Purchase Price of any Optional Termination of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5 in excess of the Par Value to the holder of the Class AR-L Certificate.

(II)	With respect to the Group 6 Certificates:

(a)               On each Distribution Date, the Trust Administrator shall distribute the Interest Remittance Amount for such date in the following order of priority:

(i)                from the Interest Remittance Amount for Loan Group 6A and Loan Group 6B, to the Group 6 Senior Certificates, pro rata based on amounts due, Current Interest and any Carryforward Interest for such Class and such Distribution Date, applied to the Group 6 Senior Certificates as follows:

(1)               amounts distributed to the Group 6A Senior Certificates will reduce the Interest Remittance Amount for Loan Group 6A before any reduction to the Interest Remittance Amounts for Loan Group 6B in respect of such distribution; and

(2)               amounts distributed to the Group 6B Senior Certificates will reduce the Interest Remittance Amount for Loan Group 6B before any reduction to the Interest Remittance Amounts for Loan Group 6A in respect of such distribution;

(ii)               first, from the Interest Remittance Amount for Loan Group 6B and then from the Interest Remittance Amount for Loan Group 6A, to the Class 6-M-1 Certificates, Current Interest and any Carryforward Interest for such Class and such Distribution Date;

(iii)              first, from the Interest Remittance Amount for Loan Group 6B and then from the Interest Remittance Amount for Loan Group 6A, to the Class 6-M-2 Certificates, Current Interest and any Carryforward Interest for such Class and such Distribution Date;

(iv)              first, from the Interest Remittance Amount for Loan Group 6B and then from the Interest Remittance Amount for Loan Group 6A, to the Class 6-M-3 Certificates, Current Interest and any Carryforward Interest for such Class and such Distribution Date;

(v)               first, from the Interest Remittance Amount for Loan Group 6B and then from the Interest Remittance Amount for Loan Group 6A, to the Class 6-M-4 Certificates, Current Interest and any Carryforward Interest for such Class and such Distribution Date; and

(vi)              for application as part of Monthly Excess Cashflow for such Distribution Date as provided in Section 4.01(II)(d), any Interest Remittance Amount remaining for such Distribution Date.

(b)               On each Distribution Date (A) prior to the Stepdown Date or (B) with respect to which a Trigger Event is in effect, the Trust Administrator shall distribute the Principal Payment Amount for Loan Group 6 for such date in the following order of priority:

(i)	to the Group 6 Senior Certificates, concurrently, as follows:

(1)               from the Principal Remittance Amount for Loan Group 6A, sequentially, first (x) to the Group 6A Senior Certificates in the order and priority described in Section 4.01(II)(f), until their respective Class Principal Balances are reduced to zero, and then (y) pro rata, weighted based on the aggregate Class Principal Balances of such classes after taking into account principal distributions from Loan Group 6B on such Distribution Date, to the Group 6B Senior Certificates, until their respective Class Principal Balances are reduced to zero;

(2)               from the Principal Remittance Amount for Loan Group 6B, plus with respect to the Group 6B Senior Certificates and the Distribution Date in August 2005, the amount remaining, if any, on deposit in the Prefunding Account at the end of the Prefunding Period, exclusive of investment income thereon, sequentially, first (x) pro rata, weighted based on the aggregate Class Principal Balances of such classes immediately prior to such Distribution Date, to the Group 6B Senior Certificates, until their respective Class Principal Balances are reduced to zero; and then (y) to the Group 6A Senior Certificates in the order and priority described in Section 4.01(II)(f), until their respective Class Principal Balances are reduced to zero;

(ii)               to the Class 6-M-1 Certificates, until its Class Principal Balance is reduced to zero;

(iii)              to the Class 6-M-2 Certificates, until its Class Principal Balance is reduced to zero;

(iv)              to the Class 6-M-3 Certificates, until its Class Principal Balance is reduced to zero;

(v)               to the Class 6-M-4 Certificates, until its Class Principal Balance is reduced to zero; and

(vi)              for application as part of Monthly Excess Cashflow for such Distribution Date, as provided in Section 4.01(II)(d), any Principal Payment Amount remaining after application pursuant to Section 4.01(II)(b)(i) through (v) above.

(c)               On each Distribution Date (A) on or after the Stepdown Date and (B) with respect to which a Trigger Event is not in effect, the Trust Administrator shall distribute the Principal Payment Amount for Loan Group 6 for such date in the following order of priority:

(i)	to the Group 6 Senior Certificates, concurrently, as follows:

(1)               from the Principal Remittance Amount for Loan Group 6A, the sum of (1) the Group 6A Allocation Amount and (2) the component of the Principal Remittance Amount for Loan Group 6A representing payments, if any, under the Group 6 Interest Rate Cap Agreement to cover Realized Losses on the Group 6A Mortgage Loans, sequentially, first (x) to the Group 6A Senior Certificates in the order and priority described in Section 4.01(II)(f), until their respective Class Principal Balances are reduced to zero, and then (y) pro rata, weighted based on the aggregate Class Principal Balances of such classes after taking into account principal distributions from Loan Group 6B on such Distribution Date, to the Group 6B Senior Certificates, until their respective Class Principal Balances are reduced to zero; and

(2)               from the Principal Remittance Amount for Loan Group 6B, the sum of (1) the Group 6B Allocation Amount and (2) the component of the Principal Remittance Amount for Loan Group 6B representing payments, if any, under the Group 6 Interest Rate Cap Agreement to cover Realized Losses on the Group 6B Mortgage Loans, sequentially, first (x) pro rata, weighted based on the aggregate Class Principal Balances of such classes immediately prior to such Distribution Date, to the Group 6B Senior Certificates, until their respective Class Principal Balances are reduced to zero; and then (y) to the Group 6A Senior Certificates in the order and priority described in Section 4.01(II)(f), until their respective Class Principal Balances are reduced to zero;

(ii)               to the Class 6-M-1 Certificates, the Class 6-M-1 Principal Payment Amount for such Distribution Date, until its Class Principal Balance is reduced to zero;

(iii)              to the Class 6-M-2 Certificates, the Class 6-M-2 Principal Payment Amount for such Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

(iv)              to the Class 6-M-3 Certificates, the Class 6-M-3 Principal Payment Amount for such Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

(v)               to the Class 6-M-4 Certificates, the Class 6-M-4 Principal Payment Amount for such Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

(vi)              for application as part of Monthly Excess Cashflow for such Distribution Date, as provided in Section 4.01(II)(d), any Principal Payment Amount remaining after application pursuant to Section 4.01(II)(c)(i) through (v) above.

(d)               On each Distribution Date, the Trust Administrator shall distribute the Monthly Excess Cashflow for such date in the following order of priority:

(i)                (A)until the aggregate Class Principal Balance of the Group 6 Certificates, other than the Class 6-X Certificates, equals the Aggregate Group 6 Collateral Balance for such Distribution Date minus the Targeted Overcollateralization Amount for such date, on each Distribution Date (x) prior to the Stepdown Date or (y) with respect to which a Trigger Event is in effect, to the extent of Monthly Excess Interest for such Distribution Date, to the Group 6 Certificates, in the following order of priority:

(1)               (a)from the Monthly Excess Interest derived from Loan Group 6A, the Group 6A Excess Interest Amount, sequentially, first (x) to the Group 6A Senior Certificates in the order and priority described in Section 4.01(II)(f), until their respective Class Principal Balances are reduced to zero, and then (y)  pro rata, weighted based on the aggregate Class Principal Balances of such classes after taking into account principal distributions from Loan Group 6B on such Distribution Date, to the Group 6B Senior Certificates, until their respective Class Principal Balances are reduced to zero; and

(b) the Group 6B Excess Interest Amount, sequentially, first (x) pro rata, weighted based on the aggregate Class Principal Balances of such classes immediately prior to such Distribution Date, to the Group 6B Senior Certificates, until their respective Class Principal Balances are reduced to zero; and then (y) to the Group 6A Senior Certificates in the order and priority described in Section 4.01(II)(f), until their respective Class Principal Balances are reduced to zero;

(2)               to the Class 6-M-1 Certificates, until its Class Principal Balance is reduced to zero;

(3)               to the Class 6-M-2 Certificates, until its Class Principal Balance is reduced to zero;

(4)               to the Class 6-M-3 Certificates, until its Class Principal Balance is reduced to zero; and

(5)               to the Class 6-M-4 Certificates, until its Class Principal Balance is reduced to zero;

(B)              on each Distribution Date (x) on or after the Stepdown Date and (y) with respect to which a Trigger Event is not in effect, to fund any principal distributions required to be made on such Distribution Date set forth above in Section 4.01(II)(c) above, after giving effect to the distribution of the Principal Payment Amount for Loan Group 6 for such Distribution Date, in accordance with the priorities set forth therein;

(ii)               to the Class 6-A-2-2 Certificates, any Deferred Amount for such Class;

(iii)              to the Class 6-M-1 Certificates, any Deferred Amount for such Class;

(iv)              to the Class 6-M-2 Certificates, any Deferred Amount for such Class;

(v)               to the Class 6-M-3 Certificates, any Deferred Amount for such Class;

(vi)              to the Class 6-M-4 Certificates, any Deferred Amount for such Class;

(vii)             to the Group 6 Senior Certificates, pro rata based on amounts due, any Basis Risk Shortfall due and owing for each such Class;

(viii)            to the Class 6-M-1 Certificates, any Basis Risk Shortfall due and owing for such Class;

(ix)              to the Class 6-M-2 Certificates, any Basis Risk Shortfall due and owing for such Class;

(x)               to the Class 6-M-3 Certificates, any Basis Risk Shortfall due and owing for such Class;

(xi)              to the Class 6-M-4 Certificates, any Basis Risk Shortfall due and owing for such Class;

(xii)             to the Class 6-X Certificates, the Class 6-X Distributable Amount for such Distribution Date; and

(xiii)            to the Class AR Certificates, any remaining amount; provided, however that any amount that would be distributable pursuant to this priority (xi) shall not be paid with respect to the Class AR Certificates but shall be paid instead with respect to the Class 6-X Certificates pursuant to a contract that exists under this Agreement between the Class AR Certificateholders and the Class 6-X Certificateholders.

(e)               The Trust Administrator shall distribute the Mortgage Loan Purchase Price of any Optional Termination of Loan Group 6 in excess of the Par Value to the holder of the Class AR-L Certificate.

(f)                On any Distribution Date, any Principal Remittance Amount and Monthly Excess Cashflow distributable to the Group 6A Senior Certificates shall be paid pro rata, based on the Class Principal Balances of such Classes immediately prior to any such distribution, if such Distribution Date is (a) prior to June 2008 and cumulative Realized Losses on the Mortgage Loans in Loan Group 6 for such Distribution Date as a percentage of the Aggregate Group 6 Collateral Balance as of the Cut-off Date are less than 1.00% or (b) on or after June 2008 and no Trigger Event is in effect. If such conditions are not satisfied on any Distribution Date, the Principal Remittance Amount and Monthly Excess Cashflow distributable to the Group 6A Senior Certificates shall be paid sequentially to the Class 6-A-1-1 and Class 6-A-1-2 Certificates, in that order, until their respective Class Principal Balances are reduced to zero.

(III)              Prior to the distributions described in Sections 4.01(I) and (II), the following distributions shall be deemed to have been made:

(a) From REMIC I to REMIC III, as the holder of the REMIC I Regular Interests, and to Holders of the Class AR-L Certificates in respect of Component I thereof, from the REMIC I Available Distribution Amounts for Group 1, Group 2, Group 3, Group 4 and Group 5, the REMIC I Distribution Amount in the amounts, from the sources and with the character set forth in the definition thereof in respect of the REMIC I Regular Interests and Component I of the Class AR-L Certificates as set forth therein;

(b) from REMIC II to REMIC III, as the holder of the REMIC II Regular Interests, and to Holders of the Class AR-L Certificates in respect of Component II thereof, from the REMIC II Available Distribution Amounts for Group 6A and Group 6B, the REMIC II Distribution Amount in the amounts, from the sources and with the character set forth in the definition thereof in respect of the REMIC II Regular Interests and Component II of the Class AR-L Certificates as set forth therein;

(c) from REMIC III to REMIC IV, as the holder of the REMIC III Regular Interests, and to Holders of the Class AR Certificates in respect of Component I thereof, from the amounts deemed distributed with respect to the REMIC I Regular Interests and the REMIC II Regular Interests pursuant to Section 4.01(III)(a) and (b) above, the following amounts, in the following order of priority:

(i)                to the extent of the portions of the REMIC III Available Distribution Amount derived from Group 1, Group 2, Group 3, Group 4 and Group 5 and distributed with respect to the REMIC I Regular Interests Y-1, Y-2, Y-3, Y-4, Y-5, Z-1, Z-2, Z-3, Z-4 and Z-5, first, (A) to REMIC IV as the holder of the REMIC III Regular Interests (other than REMIC III Regular Interests LT1, LT2, LT3, LT4, LT5, LT6, LT7, LT8, LT-Y6A and LT-Y6B), in an amount equal to, in each case, the amount distributed to the Related Certificates from such portions of the REMIC III Available Distribution Amount pursuant to Sections 4.01(I) and 4.01(II), with such amount allocated among Uncertificated Accrued Interest thereon and Uncertificated Principal Balance thereof in the same manner and to the same extent that the payment to such Related Certificates is allocated to interest and principal thereof (in determining the Uncertificated Principal Balance of any Class of REMIC III Regular Interests to which distributions are made pursuant to this clause (i), Recoveries applied to increase the Certificate Principal

Balance of any Related Certificates shall be deemed to have also increased the Uncertificated Principal Balance of such REMIC III Regular Interest) and any remaining amount shall be distributed to Holders of the Class AR Certificates in respect of Component I thereof;

(ii)               to the extent of the portion of the REMIC III Available Distribution Amounts derived from Group 6A, exclusive of any amounts distributed to REMIC III pursuant to paragraph (d) of the definition of REMIC II Distribution Amount:

(1) first, to REMIC IV, as holder of REMIC III Regular Interests LT1, LT2, LT3, LT4 and LT-Y6A, pro rata, in an amount equal to (A) their Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

(2) second:

(A)        to REMIC IV, as the holder of REMIC III Regular Interests LT2, LT3, LT4 and LT-Y6A, their respective Principal Distribution Amounts;

(B)        to REMIC IV, as the holder of REMIC III Regular Interest LT1 its Principal Distribution Amount;

(C)        any remainder to REMIC IV, as the holder of REMIC III Regular Interest LT1, until the Uncertificated Principal Balance thereof has been reduced to zero;

(D)        any remainder to REMIC IV, as the holder of REMIC III Regular Interests LT2, LT3 and LT4, pro rata according to their respective Uncertificated Principal Balances as reduced by the distributions deemed made pursuant to (A) above, until their respective Uncertificated Principal Balances are reduced to zero; and

(E)        any remaining amounts to the Holders of the Class AR Certificates in respect of Component I thereof;

(iii)              to the extent of the portion of the REMIC III Available Distribution Amount derived from Group 6B, exclusive of any amounts distributed to REMIC III pursuant to paragraph (d) of the definition of REMIC II Distribution Amount:

(1) first, to REMIC IV, as holder of REMIC III Regular Interests LT5, LT6, LT7, LT8 and LT-Y6B, pro rata, in an amount equal to (A) their Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

(2) second:

(A)        to REMIC IV, as the holder of REMIC III Regular Interests LT6, LT7, LT8 and LT-Y6B, their respective Principal Distribution Amounts;

(B)        to REMIC IV, as the holder of REMIC III Regular Interest LT5 its Principal Distribution Amount;

(C)        any remainder to REMIC IV, as the holder of REMIC III Regular Interest LT5, until the Uncertificated Principal Balance thereof has been reduced to zero;

(D)        any remainder to REMIC IV, as the holder of REMIC III Regular Interests LT6, LT7 and LT8, pro rata according to their respective Uncertificated Principal Balances as reduced by the distributions deemed made pursuant to (A) above, until their respective Uncertificated Principal Balances are reduced to zero; and

(E)        any remaining amounts to the Holders of the Class AR Certificates in respect of Component I thereof; and

(iv)              the amounts distributed pursuant to paragraph (d) of the definition of REMIC II Distribution Amount shall be distributed among the REMIC III Regular Interests LT pro-rata according the amount of Realized Losses allocated to the Uncertificated Principal Balance thereof on the current and prior Distribution Dates that remain unreimbursed. The distribution of amounts pursuant to this clause (vi) shall not reduce the Uncertificated Principal Balance of the REMIC III Regular Interests to which such distributions are made.

(d) Notwithstanding the distributions on the REMIC Regular Interests described in this Section 4.01(III), distribution of funds from the Certificate Account shall be made only in accordance with Sections 4.01(I) and (II).

(IV)              On each Distribution Date, the Trustee shall distribute to the Holder of the Class P Certificates, the aggregate of all Assigned Prepayment Premiums for Mortgage Loans collected or paid by each applicable Servicer with respect to the related Prepayment Period.

SECTION 4.02.	Allocation of Losses.

(a)               Realized Losses on the Mortgage Loans in each of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5 incurred during a calendar month shall be allocated by the Trust Administrator to the Classes of Certificates on the Distribution Date in the next calendar month as follows:

(i)                any Realized Loss, other than an Excess Loss, shall be allocated first, to the Class C-B Certificates, in decreasing order of their alphanumerical Class designations (beginning with the Class C-B-7 Certificates), until the respective Class Principal Balance of each such Class is reduced to zero, and second, to the Senior Certificates of the related Certificate Group, pro rata, on the basis of their respective Class Principal Balances, until the respective Class Principal Balance of each such Class is reduced to zero; provided, however, with respect to the Group 1 Certificates, Realized Losses on the Mortgage Loans in Loan Group 1 that would otherwise be allocated to the Class 1-A-1 Certificates will instead be allocated first, to the Class 1-A-2 Certificates, until its Class Principal Balance has been reduced to zero and second, to the Class 1-A-1 Certificates, until its Class Principal Balance has been reduced to zero, with respect to the Group 2 Certificates, Realized Losses on the Mortgage Loans in Loan Group 2 that would otherwise be allocated to the Class 2-A-1 Certificates will instead be allocated first, to the

Class 2-A-2 Certificates, until its Class Principal Balance has been reduced to zero and second, to the Class 2-A-1 Certificates, until its Class Principal Balance has been reduced to zero, and with respect to the Group 5 Certificates, Realized Losses on the Mortgage Loans in Loan Group 5 that would otherwise be allocated to the Class 5-A-2-1 Certificates and Class 5-A-2-2 Certificates will instead be allocated first, all such Realized Losses to the Class 5-A-2-2 Certificates, until its Class Principal Balance has been reduced to zero and second, to the Class 5-A-2-1 Certificates, until its Class Principal Balance has been reduced to zero; and

(ii)               Excess Losses in respect of principal for Mortgage Loans in Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5 will be allocated among all Group 1, Group 2, Group 3, Group 4, Group 5 and Class C-B Certificates, pro rata based on their respective Class Principal Balances.

(b)               On each Distribution Date, if the aggregate Class Principal Balance of all Group 1, Group 2, Group 3, Group 4, Group 5 and Class C-B Certificates exceeds the Aggregate Groups 1-5 Collateral Balance (after giving effect to distributions of principal and the allocation of all losses to such Certificates on such Distribution Date), such excess will be deemed a principal loss and will be allocated by the Trust Administrator to the most junior Class of Class C-B Certificates then outstanding.

(c)               Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Principal Balance of a Class of Certificates pursuant to Section 4.02(A)(b) shall be allocated by the Trust Administrator among the Certificates of such Class in proportion to their respective Certificate Balances.

(d)               Any allocation by the Trust Administrator of Realized Losses to a Certificate or any reduction in the Certificate Balance of a Certificate pursuant to Section 4.02(A)(b) shall be accomplished by reducing the Certificate Balance thereof, immediately following the distributions made on the related Distribution Date in accordance with the definition of “Certificate Balance.”

(e)               On each Distribution Date, the Trust Administrator shall determine the total Applied Loss Amount with respect to the Group 6 Certificates, if any, for such Distribution Date. The Applied Loss Amount with respect to the Group 6 Certificates for any Distribution Date shall be applied by reducing the Class Principal Balance of each Class of Group 6 Subordinate Certificates and with respect to the Group 6B Mortgage Loans only, to the Class 6-A-2-2 Certificates, beginning with the Class of Group 6 Subordinate Certificates, other than the Class 6-X Certificates, or with respect to the Group 6B Mortgage Loans only, to Class 6-A-2-2 Certificates, then outstanding with the lowest relative payment priority, in each case until the respective Class Principal Balance thereof is reduced to zero. Any Applied Loss Amount with respect to the Group 6 Certificates allocated to a Class of Group 6 Subordinate Certificates or the Class 6-A-2-2 Certificates shall be allocated among the Group 6 Subordinate Certificates of such Class or the Class 6-A-2-2 Certificates, as applicable, in proportion to their respective Percentage Interests.

(f)                All Realized Losses on the Group 1, Group 2, Group 3, Group 4 and Group 5 Mortgage Loans shall be allocated on each Distribution Date to the REMIC I Regular Interests and REMIC III Regular Interests as provided in the definitions of REMIC I Realized Losses and REMIC III Realized Losses.

(g)               All Realized Losses on the Group 6 Mortgage Loans shall be allocated on each Distribution Date to the REMIC II Regular Interests and REMIC III Regular Interests as provided in the definitions of REMIC II Realized Losses and REMIC III Realized Losses.

(h)               Realized Losses on the Group 6 Mortgage Loans that are not Applied Loss Amounts shall be deemed allocated to the Class 6-X Certificates. Realized Losses allocated to the Class 6-X Certificates shall, be allocated between the REMIC IV Regular Interests 6-X-IO and 6-X-PO as provided in the definition of Realized Losses.

(i)                Realized Losses shall be allocated among the REMIC I, REMIC II, REMIC III and REMIC IV Regular Interests as specified in the definition of Realized Losses and, as to REMIC I, REMIC II and REMIC III Regular Interests, in the definitions of REMIC I Realized Losses, REMIC II Realized Losses and REMIC III Realized Losses, respectively.

SECTION 4.03.	Recoveries.

(a)               With respect to any Class of Certificates to which a Realized Loss or Applied Loss Amount, as applicable, has been allocated (including any such Class for which the related Class Principal Balance has been reduced to zero), the Class Principal Balance of such Class will be increased, up to the amount of related Recoveries for such Distribution Date as follows:

(i)                with respect to Recoveries on Group 1, Group 2, Group 3, Group 4 and Group 5 Mortgage Loans,

(A)              first, the Class Principal Balance of the each Class of Senior Certificates related to the Loan Group from which the Recovery was collected, will be increased pro rata, up to the amount of Net Recovery Realized Losses for each such Class, and

(B)              second, the Class Principal Balance of each Class of Class C-B Certificates will be increased in order of seniority, up to the amount of Net Recovery Realized Losses for each such Class; or

(ii)               with respect to Recoveries on Group 6 Mortgage Loans, the Class Principal Balance of the Class 6-A-2-2 Certificates and each Class of Class M Certificates will be increased in order of seniority, up to the Deferred Amount such Class is entitled to receive pursuant to Section 4.01(II)(d) on such Distribution Date prior to giving effect to payments pursuant to Section 4.01(II)(d) on such Distribution Date.

(b)               Any increase to the Class Principal Balance of a Class of Certificates shall increase the Certificate Balance of the related Class pro rata in accordance with each Certificate Percentage Interest.

SECTION 4.04.	Reserved.
SECTION 4.05.	Monthly Statements to Certificateholders.

(a)               Not later than each Distribution Date, the Trust Administrator shall prepare and cause to be made available to each Certificateholder, the Master Servicer, each Servicer, the Trustee, the Depositor, and each Rating Agency, a statement setting forth with respect to the related distribution:

(A) the items listed in Exhibit S, other than items (vi)(a), (vi)(b), (vi)(c) and (vi)(d), (B) the amounts on deposit in the Prefunding Account (including a breakdown of amounts released during the prior calendar month in respect of Aggregate Subsequent Transfer Amounts) and (C) the amount on deposit in the Capitalized Interest Account (including a breakdown of amounts released for the calendar month preceding such Distribution Date).

The Trust Administrator’s responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from the Master Servicer and each Servicer, which shall be provided as required in Section 4.06.

On each Distribution Date, the Trust Administrator shall provide Bloomberg Financial Markets, L.P. (“Bloomberg”) CUSIP level factors for each Class of Offered Certificates as of such Distribution Date, using a format and media mutually acceptable to the Trust Administrator and Bloomberg. In connection with providing the information specified in this Section 4.05 to Bloomberg, the Trust Administrator and any director, officer, employee or agent of the Trust Administrator shall be indemnified and held harmless by DLJMC, to the extent, in the manner and subject to the limitations provided in Section 9.05. The Trust Administrator will also make the monthly statements to Certificateholders available each month to each party referred to in Section 4.05(a) via the Trust Administrator’s website. The Trust Administrator’s website can be accessed at http://www.ctslink.com or at such other site as the Trust Administrator may designate from time to time. Persons that are unable to use the above website are entitled to have a paper copy mailed to them via first class mail by calling the Trust Administrator at 301-815-6600. The Trust Administrator shall have the right to change the way the reports referred to in this Section are distributed in order to make such distribution more convenient and/or more accessible to the above parties and to the Certificateholders. The Trust Administrator shall provide timely and adequate notification to all above parties and to the Certificateholders regarding any such change. The Trust Administrator may fully rely upon and shall have no liability with respect to information provided by the Master Servicer or any Servicer.

(b)               Upon request, within a reasonable period of time after the end of each calendar year, the Trust Administrator shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in items (i)(c), (i)(d), (i)(g), (i)(j), (i)(k), (ii)(c), (ii)(d), (ii)(g), (ii)(j), (v)(a), (v)(b), (v)(l), (v)(m) and (v)(n) of Exhibit S aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trust Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trust Administrator pursuant to any requirements of the Code as from time to time in effect.

SECTION 4.06.	Servicer to Cooperate.

Each Servicer shall provide to the Master Servicer the information set forth in Exhibit H, and any other information the Master Servicer requires, in such form as the Master Servicer shall reasonably request, or in such form as may be mutually agreed upon between such Servicer and the Master Servicer, with respect to each Mortgage Loan serviced by such Servicer no later than (i) with respect to a Servicer other than Wells Fargo, twelve noon on the Data Remittance Date, and (ii) with respect to Wells Fargo, on the Data Remittance Date, to enable the Master Servicer to provide such information to the Trust Administrator.

The Master Servicer, with respect to the Mortgage Loans, shall provide to the Trust Administrator the information set forth in Exhibit H in such form as the Trust Administrator shall reasonably request no later than twelve noon on the Data Remittance Date to enable the Trust

Administrator to calculate the amounts to be distributed to each Class of Certificates and otherwise perform its distribution, accounting and reporting requirements hereunder.

SECTION 4.07.	Cross-Collateralization; Adjustments to Available Funds.

(a)               On each Distribution Date prior to the Class C-B Credit Support Depletion Date, but after the date on which the aggregate Class Principal Balance of the Group 1, Group 2, Group 3, Group 4 or Group 5 Certificates has been reduced to zero, the Trust Administrator shall distribute the principal portion of Available Distribution Amount on the Mortgage Loans relating to such Senior Certificates that will have been paid in full, to the holders of the Senior Certificates of the other Certificate Group(s). Such amount will be allocated between the other Groups, pro rata, based on aggregate Class Principal Balance of the related Senior Certificates and paid the Senior Certificates in each such Group in the same priority as such Certificates would receive other distributions of principal pursuant to Section 4.01(I)(A); provided, however, that the Trust Administrator shall not make such distribution on such Distribution Date if (a) the Class C-B Percentage for such Distribution Date is greater than or equal to 200% of such Class C-B Percentage as of the Closing Date and (b) the average outstanding principal balance of the Mortgage Loans in each Loan Group delinquent 60 days or more over the last six months, as a percentage of the related Subordinate Component Balance, is less than 50%.

(b)               If on any Distribution Date the aggregate Class Principal Balance of the Group 1, Group 2, Group 3, Group 4 or Group 5 Certificates is greater than the Aggregate Loan Group Balance of the related Loan Group (each Loan Group related to such Group of Certificates, an “Undercollateralized Group”), then the Trust Administrator shall reduce the Available Distribution Amount of the other Loan Group(s) that is not undercollateralized (each, an “Overcollateralized Group”), as follows:

(1)               to add to the Available Distribution Amount of the Undercollateralized Group(s) an amount equal to the lesser of (a) one month’s interest on the Principal Transfer Amount of the Undercollateralized Group(s) at the Net WAC Rate applicable to the Undercollateralized Group(s) and (b) Available Distribution Amount of the Overcollateralized Groups remaining after making interest distributions to the Senior Certificates of the Overcollateralized Group(s) on such Distribution Date pursuant to Section 4.01; and

(2)               to the Senior Certificates of each Undercollateralized Group, to the extent of the principal portion of Available Distribution Amount of the Overcollateralized Group(s) remaining after making interest and principal distributions to the Senior Certificates of the Overcollateralized Group(s) on such Distribution Date pursuant to Section 4.01, until the Class Principal Balance of the Senior Certificates of such Undercollateralized Group(s) equals the Aggregate Loan Group Balance of the related Loan Group(s). Payments shall be made to the Senior Certificates in each Group in the same priority as such Certificates would receive other distributions of principal pursuant to Section 4.01(I)(A).

(c)               If more than one Overcollateralized Group exists on any Distribution Date, reductions in the Available Distribution Amount of such Groups to make the payments required to be made pursuant to Section 4.07(b) on such Distribution Date shall be made pro rata, based on the Overcollateralization Amount of each Overcollateralized Group. If more than one Undercollateralized Group exists on any Distribution Date, payments made to such Groups from the Available Distribution Amount of the Overcollateralized Group shall be made pro rata, based on the amount of payments required to be made to the Undercollateralized Group(s).

SECTION 4.08.	Reserved.
SECTION 4.09.	Class 3-A-1 Basis Risk Reserve Fund.

(a)               On the Closing Date, the Trust Administrator shall establish and maintain in its name, in trust for the benefit of the Holders of the Class 3-A-1 Certificates, the Class 3-A-1 Basis Risk Reserve Fund. The Class 3-A-1 Basis Risk Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Trust Administrator pursuant to this Agreement.

(b)               On each Distribution Date on and after the Distribution Date in June 2005 and on and prior to the Distribution Date in February 2008, the Trust Administrator shall deposit any amounts paid under the Class 3-A-1 Interest Rate Cap Agreement into the Class 3-A-1 Basis Risk Reserve Fund. On each Distribution Date on and after the Distribution Date in June 2005 and on and prior to the Distribution Date in February 2008, the Trust Administrator shall distribute amounts on deposit in the Class 3-A-1 Basis Risk Reserve Fund to pay to the Class 3-A-1 Certificates, any applicable Basis Risk Shortfalls, prior to giving effect to any amounts available to be paid in respect of related Basis Risk Shortfalls as described in Section 4.01(I)(A)(c)(i) on such Distribution Date.

(c)               Funds in the Class 3-A-1 Basis Risk Reserve Fund may be invested in Eligible Investments by the Trust Administrator at the direction of the Depositor maturing on or prior to the next succeeding Distribution Date. The Trust Administrator shall account for the Class 3-A-1 Basis Risk Reserve Fund as an outside reserve fund within the meaning of Treasury regulation 1.860G-2(h) and not an asset of any REMIC created pursuant to this Agreement. The Trust Administrator shall treat amounts paid by the Class 3-A-1 Basis Risk Reserve Fund as payments made from outside the REMIC’s for all Federal tax purposes. Any net investment earnings on such amounts shall be payable to the Depositor. The Depositor will be the owner of the Class 3-A-1 Basis Risk Reserve Fund for federal tax purposes and the Depositor shall direct the Trust Administrator in writing as to the investment of amounts therein. In the absence of such written direction, all funds in the Class 3-A-1 Basis Risk Reserve Fund may be invested by the Trust Administrator in the Wells Fargo Advantage Prime Investment Money Market Fund or any successor fund. The Trust Administrator shall have no liability for losses on investments in Eligible Investments made pursuant to this Section 4.10(c) (other than as obligor on any such investments).

(d)               Upon termination of the Trust Fund or on the Distribution Date immediately after the Distribution Date on which the aggregate Class Principal Balance of the Class 3-A-1 Certificates equals zero, any amounts on deposit in the Class 3-A-1 Interest Rate Cap Agreement not payable on the Class 3-A-1 Certificates shall be distributed to the Depositor.

(e)               Amounts paid under the Class 3-A-1 Interest Rate Cap Agreement not used on any Distribution Date as described in Section 4.09(b) shall remain on deposit in the Class 3-A-1 Basis Risk Reserve Fund and may be available on future Distribution Dates to make the payments described in Section 4.09(b).

SECTION 4.10.	Group 6 Interest Rate Cap Account.

(a)               On the Closing Date, the Trust Administrator shall establish and maintain in its name, in trust for the benefit of the Holders of the Class 6-X Certificates, the Group 6 Interest Rate Cap Account. The Group 6 Interest Rate Cap Account shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Trust Administrator pursuant to this Agreement.

(b)               On each Distribution Date on and after the Distribution Date in June 2005 and on and prior to the Distribution Date in February 2010, the Trust Administrator shall deposit any amounts paid under the Group 6 Interest Rate Cap Agreement into the Group 6 Interest Rate Cap Account. On each Distribution Date on and after the Distribution Date in June 2005 and on and prior to the Distribution Date in February 2010, the Trust Administrator shall distribute amounts on deposit in the Group 6 Interest Rate Cap Account to pay to the Group 6 Certificates, any applicable Basis Risk Shortfalls, prior to giving effect to any amounts available to be paid in respect of related Basis Risk Shortfalls as described in Section 4.01(II)(d)(vi) on such Distribution Date.

(c)               On any Distribution Date amounts on deposit in the Group 6 Interest Rate Cap Account shall be distributed in the following order of priority:

(i)                to Group 6 Senior Certificates, pro rata, the amount of any unpaid Basis Risk Shortfalls for such Class;

(ii)               sequentially, to the Class 6-M-1, Class 6-M-2, Class 6-M-3 and Class 6-M-4 Certificates, in that order, the amount of any unpaid Basis Risk Shortfalls for such Class;

(iii)              to the Principal Remittance Amount for Loan Group 6A and Loan Group 6B, up to the amount of Realized Losses on the Mortgage Loans in the related Loan Group incurred during the related Collection Period, any shortfall to be allocated pro rata based upon the amount of such Realized Losses applicable to each such Loan Group; and

(iv)              sequentially, to the Class 6-A-2-2, Class 6-M-1, Class 6-M-2, Class 6-M-3 and Class 6-M-4 Certificates, in that order, any applicable Deferred Amounts, with interest therein at the applicable Pass-Through Rate, prior to giving effect to amounts available to be paid in respect of Deferred Amounts as described in Section 4.01(II)(d)(ii)-(v) on such Distribution Date.

(d)               Funds in the Group 6 Interest Rate Cap Account may be invested in Eligible Investments by the Trust Administrator at the direction of the Depositor maturing on or prior to the next succeeding Distribution Date. The Trust Administrator shall account for the Group 6 Interest Rate Cap Account as an outside reserve fund within the meaning of Treasury regulation 1.860G-2(h) and not an asset of any REMIC created pursuant to this Agreement. The Trust Administrator shall treat amounts paid by the Group 6 Interest Rate Cap Account as payments made from outside the REMIC’s for all Federal tax purposes. Any net investment earnings on such amounts shall be payable to the Depositor. The Depositor will be the owner of the Group 6 Interest Rate Cap Account for federal tax purposes and the Depositor shall direct the Trust Administrator in writing as to the investment of amounts therein. In the absence of such written direction, all funds in the Group 6 Interest Rate Cap Account may be invested by the Trust Administrator in the Wells Fargo Advantage Prime Investment Money Market Fund or any successor fund. The Trust Administrator shall have no liability for losses on investments in Eligible Investments made pursuant to this Section 4.10(c) (other than as obligor on any such investments). Upon termination of the Trust Fund, any amounts remaining in the Group 6 Interest Rate Cap Account shall be distributed to the Class 6-X Certificateholders.

(e)               On the Distribution Date immediately after the Distribution Date on which the aggregate Class Principal Balance of the Group 6 Certificates equals zero, any amounts on deposit in the Group 6 Interest Rate Cap Agreement not payable on the Group 6 Certificates shall be distributed to the Class 6-X Certificateholders.

(f)                Amounts paid under the Group 6 Interest Rate Cap Agreement not used on any Distribution Date as described in Section 4.10(b) shall remain on deposit in the Group 6 Interest Rate Cap Account and may be available on future Distribution Dates to make the payments described in Section 4.10(b). However, at no time shall the amount on deposit in the Group 6 Interest Rate Cap Account exceed the related Deposit Amount. The “Deposit Amount” with respect to the Group 6 Interest Rate Cap Account will be calculated on each Distribution Date, after giving effect to withdrawals from the Group 6 Interest Rate Cap Account on such Distribution Date and distributions and allocation of losses on the Certificates on such Distribution Date, and will equal the excess, if any, of the Targeted Overcollateralization Amount for such Distribution Date over the Overcollateralization Amount for such Distribution Date. On each Distribution Date, the Trust Administrator shall distribute amounts in the Group 6 Interest Rate Cap Account in excess of the related Deposit Amount to the Class 6-X Certificateholders.

ARTICLE V

ADVANCES BY THE MASTER SERVICER AND SERVICERS

SECTION 5.01.	Advances by the Master Servicer and Servicers.

With respect to the Non-Designated Mortgage Loans, each Servicer shall deposit in the related Collection Account as Advances an amount equal to all Scheduled Payments (with interest at the Mortgage Rate less the Servicing Fee Rate) which were due on such Non-Designated Mortgage Loans serviced by it during the applicable Collection Period and which were delinquent at the close of business on the immediately preceding Determination Date; provided, however, that with respect to any Balloon Loan that is delinquent on its maturity date, a Servicer will not be required to advance the related balloon payment but will be required to continue to make Advances in accordance with this Section 5.01 with respect to such Balloon Loan in an amount equal to an assumed scheduled payment that would otherwise be due based on the original amortization schedule for that Mortgage Loan (with interest at the Mortgage Rate less the Servicing Fee Rate). Each Servicer’s obligation to make such Advances as to any related Non-Designated Mortgage Loan will continue through the last Scheduled Payment due prior to the payment in full of such Non-Designated Mortgage Loan, or through the date that the related Mortgaged Property has, in the judgment of the related Servicer, been completely liquidated. Each Servicer shall not be required to advance shortfalls of principal or interest resulting from the application of the Relief Act.

With respect to any Non-Designated Mortgage Loan, to the extent required by Accepted Servicing Practices, the Master Servicer and each Servicer shall be obligated to make Advances in accordance with the provisions of this Agreement; provided, however, that such obligation with respect to any related Non-Designated Mortgage Loan shall cease if the Master Servicer or a Servicer determines, in its reasonable opinion, that Advances with respect to such Non-Designated Mortgage Loan are Nonrecoverable Advances. In the event that the Master Servicer or such Servicer determines that any such Advances are Nonrecoverable Advances, the Master Servicer or such Servicer shall provide the Trust Administrator with a certificate signed by a Servicing Officer evidencing such determination.

With respect to any Non-Designated Mortgage Loan, if the amount of Advances or Interim Servicer Advances received from a Servicer or an Interim Servicer, as applicable, is less than the amount required to be advanced by such Servicer or such Interim Servicer, the Master Servicer shall be obligated to make a payment in an amount equal to such deficiency, subject to any determination by the Master Servicer that any portion of the amount required to be advanced is a Nonrecoverable Advance.

With respect to any of the Non-Designated Mortgage Loans, if an Advance is required to be made hereunder by a Servicer, such Servicer shall on the Cash Remittance Date either (i) deposit in the Collection Account from its own funds an amount equal to such Advance, (ii) cause to be made an appropriate entry in the records of the Collection Account that funds in such account being held for future distribution or withdrawal have been, as permitted by this Section 5.01, used by such Servicer to make such Advance or (iii) make Advances in the form of any combination of clauses (i) and (ii) aggregating the amount of such Advance. Any such funds being held in a Collection Account for future distribution and so used shall be replaced by such Servicer from its own funds by deposit in such Collection Account on or before any future Distribution Date in which such funds would be due or from other funds in such Collection Account being held for future distribution at that time.

With respect to any Designated Mortgage Loan, the Master Servicer shall make Advances as required by Section 3.22(b) of this Agreement.

ARTICLE VI

THE CERTIFICATES

SECTION 6.01.	The Certificates.

The Certificates shall be in substantially the forms set forth in Exhibits A, B, C, D-1, D-2, E, F and G hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or as may in the reasonable judgment of the Trust Administrator or the Depositor be necessary, appropriate or convenient to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which any of the Certificates may be listed, or as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution thereof.

Subject to Section 11.02 respecting the final distribution on the Certificates, on each Distribution Date the Trust Administrator shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefore, if (i) such Holder has so notified the Trust Administrator at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) a Notional Amount Certificate, (B) 100% of the Class Principal Balance of any Class of Certificates or (c) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

The definitive Certificates shall be printed, typewritten, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which any of the Certificates may be listed, all as determined by the officers executing such Certificates, as evidenced by their execution thereof.

The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

The Certificates shall be executed by manual or facsimile signature on behalf of the Trust Administrator by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trust Administrator shall bind the Trust Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication executed by the Trust Administrator by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

SECTION 6.02.	Registration of Transfer and Exchange of Certificates.

(a)               The Trust Administrator shall maintain, or cause to be maintained, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trust Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trust Administrator shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in like aggregate interest and of the same Class.

(b)               At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations and the same aggregate interest in the Trust Fund and of the same Class, upon surrender of the Certificates to be exchanged at the office or agency of the Trust Administrator set forth in Section 6.06. Whenever any Certificates are so surrendered for exchange, the Trust Administrator shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator duly executed by the Holder thereof or his attorney duly authorized in writing.

(c)               No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

(d)               All Certificates surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trust Administrator in accordance with the Trust Administrator’s customary procedures.

(e)               No transfer of any Private Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. Except in connection with any transfer of a Private Certificate by the Depositor to any affiliate or any transfer of a Private Certificate from the Depositor or an affiliate of the Depositor to an owner trust or other entity established by the Depositor, in the event that a transfer is to be made in reliance upon an exemption from the 1933 Act and such laws, in order to assure compliance with the 1933 Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trust Administrator in writing the facts surrounding the transfer in substantially the form set forth in Exhibit L (the “Transferor Certificate”) and (i) deliver a letter in substantially the form of either (A) Exhibit M-1 (the “Investment Letter”), provided that all of the Private Certificates of a Class shall be transferred to one investor or the Depositor otherwise consents to such transfer, or (B) Exhibit M-2 (the “Rule 144A Letter”) or (ii) there shall be delivered to the Trust Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the 1933 Act. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Trust Administrator shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust Administrator, the Depositor, the Seller, the Master Servicer, each Servicer and the Special Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

(f)         Except in connection with any transfer of a Private Certificate by the Depositor to any affiliate or any transfer of a Private Certificate from the Depositor or an affiliate of the Depositor to an owner trust or other entity established by the Depositor, no transfer of an ERISA-Restricted Certificate (except for the Residual Certificates) shall be made unless the Trust Administrator shall have received in accordance with Exhibit M-1 or Exhibit M-2, as applicable, either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or arrangement, which representation letter shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund, (ii) if the purchaser is an insurance company and the Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a person using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer or any other Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties or the Trust Fund. No transfer of a Residual Certificate shall be made unless the Trust Administrator shall have received, in accordance with Exhibit N, a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or arrangement, which representation letter shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund. In the event the representations referred to in this Section 6.02(f) are not furnished, such representations shall be deemed to have been made to the trustee by the transferee’s acceptance of such ERISA-Restricted Certificate by any beneficial owner who purchases an interest in such Certificate in book-entry form. In the event that a representation is violated, or any attempt to transfer an ERISA-Restricted Certificate to a plan or arrangement or person using a plan’s or arrangement’s assets is attempted without the delivery to the Trust Administrator of the Opinion of Counsel described above, the attempted transfer or acquisition of such Certificate shall be void and of no effect.

(g)        Additional restrictions on transfers of the Class AR and Class AR-L Certificates are set forth below:

(i)         Each Person who has or who acquires any ownership interest in a Class AR or Class AR-L Certificate shall be deemed by the acceptance or acquisition of such ownership interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trust Administrator or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any ownership interest in a Class AR or Class AR-L Certificate are expressly subject to the following provisions:

(A)              Each Person holding or acquiring any ownership interest in a Class AR or Class AR-L Certificate shall be other than a Disqualified Organization and shall promptly notify the Trust Administrator of any change or impending change in its status as other than a Disqualified Organization.

(B)              In connection with any proposed transfer of any ownership interest in a Class AR or Class AR-L Certificate to a U.S. Person, the Trust Administrator shall require delivery to it, and shall not register the transfer of a Class AR or Class AR-L Certificate until its receipt of (1) an affidavit and agreement (a “Transferee Affidavit and Agreement” attached hereto as Exhibit N) from the proposed transferee, in form and substance satisfactory to the Trust Administrator, representing and warranting, among other things, that it is not a non U.S. Person, that such transferee is other than a Disqualified Organization, that it is not acquiring its ownership interest in a Class AR or Class AR-L Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not other than a Disqualified Organization, that for so long as it retains its ownership interest in a Class AR or Class AR-L Certificate, it will endeavor to remain other than a Disqualified Organization, and that it has reviewed the provisions of this Section 6.02(g) and agrees to be bound by them, and (2) a certificate, attached hereto as Exhibit O, from the Holder wishing to transfer a Class AR or Class AR-L Certificate, in form and substance satisfactory to the Trust Administrator, representing and warranting, among other things, that no purpose of the proposed transfer is to allow such Holder to impede the assessment or collection of tax.

(C)              Notwithstanding the delivery of a Transferee Affidavit and Agreement by a proposed transferee under clause (B) above, if the Trust Administrator has actual knowledge that the proposed transferee is not other than a Disqualified Organization, no transfer of an ownership interest in a Class AR or Class AR-L Certificate to such proposed transferee shall be effected.

(D)              Each Person holding or acquiring any ownership interest in a Class AR or Class AR-L Certificate agrees, by holding or acquiring such ownership interest, to require a Transferee Affidavit and Agreement from the other Person to whom such Person attempts to transfer its ownership interest and to provide a certificate to the Trust Administrator in the form attached hereto as Exhibit O.

(ii)               The Trust Administrator shall register the transfer of any Class AR or Class AR-L Certificate only if it shall have received the Transferee Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit O and all of such other documents as shall have been reasonably required by the Trust Administrator as a condition to such registration.

(iii)              (A)If any Disqualified Organization shall become a Holder of a Class AR or Class AR-L Certificate, then the last preceding Holder that was other than a Disqualified Organization shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Class AR or Class AR-L Certificate. If any non U.S. Person shall become a Holder of a Class AR or Class AR-L Certificate, then the last preceding Holder that is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the transfer to such non U.S. Person of such Class AR or Class AR-L Certificate. If a transfer of a Class AR or Class AR-L Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E 1 or Section 1.860G 3, then the last preceding Holder that was other than a Disqualified Organization shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Class AR or Class AR-L Certificate. The Trust Administrator shall be under no liability to any Person for any registration of transfer of a Class AR or Class AR-L Certificate that is in fact not permitted by this Section 6.02(g) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

(B)                If any purported transferee of a Class AR or Class AR-L Certificate shall become a Holder of a Class AR or Class AR-L Certificate in violation of the restrictions in this Section 6.02(g) and to the extent that the retroactive restoration of the rights of the Holder of such Class AR or Class AR-L Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Depositor shall have the right, without notice to the Holder or any prior Holder of such Class AR or Class AR-L Certificate, to sell such Class AR or Class AR-L Certificate to a purchaser selected by the Depositor on such terms as the Depositor may choose. Such purported transferee shall promptly endorse and deliver a Class AR or Class AR-L Certificate in accordance with the instructions of the Depositor. Such purchaser may be the Depositor itself or any affiliate of the Depositor. The proceeds of such sale, net of the commissions (which may include commissions payable to the Depositor or its affiliates), expenses and taxes due, if any, shall be remitted by the Depositor to such purported transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Depositor, and the Depositor shall not be liable to any Person having an ownership interest or a purported ownership interest in a Class AR or Class AR-L Certificate as a result of its exercise of such discretion.

(iv)              The Master Servicer and each Servicer, on behalf of the Trust Administrator, shall make available, upon written request from the Trust Administrator, all information reasonably available to it that is necessary to compute any tax imposed (A) as a result of the transfer of an ownership interest in a Class AR or Class AR-L Certificate to any Person who is not other than a Disqualified Organization, including the information regarding “excess inclusions” of such Residual Certificate required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation Section 1.860D 1(b)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not other than a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer or the related Servicer from such Person.

(v)               The provisions of this Section 6.02(g) set forth prior to this Section (v) may be modified, added to or eliminated by the Depositor, provided that there shall have been delivered to the Trust Administrator the following:

(A)              written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then current rating of the Certificates; and

(B)              a certificate of the Depositor stating that the Depositor has received an Opinion of Counsel, in form and substance satisfactory to the Depositor, to the effect that such modification, addition to or elimination of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not create a risk that (i) the Trust Fund may be subject to an entity level tax caused by the transfer of a Class AR or Class AR-L Certificate to a Person which is not other than a Disqualified Organization or (2) a Certificateholder or another Person will be subject to a REMIC related tax caused by the transfer of applicable Class AR or Class AR-L Certificate to a Person which is not other than a Disqualified Organization.

(vi)              The following legend shall appear on each Class AR or Class AR-L Certificate:

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE TRUST ADMINISTRATOR THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS [CLASS AR][CLASS AR-L] CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE [CLASS AR][CLASS AR-L] CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

(h)               The Trust Administrator shall have no liability to the Trust Fund arising from a transfer of any such Certificate in reliance upon a certification, ruling or Opinion of Counsel described in this Section 6.02; provided, however, that the Trust Administrator shall not register the transfer of any Class AR or Class AR-L Certificate if it has actual knowledge that the proposed transferee does not meet the qualifications of a permitted Holder of a Class AR or Class AR-L Certificate as set forth in this Section 6.02.

SECTION 6.03.	Mutilated, Destroyed, Lost or Stolen Certificates.

If (a) any mutilated Certificate is surrendered to the Trust Administrator, or the Trust Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to each Servicer, the Trustee and the Trust Administrator such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee and the Trust Administrator that such Certificate has been acquired by a protected purchaser, the Trust Administrator shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and interest in the Trust Fund. In connection with the issuance of any new Certificate under this Section 6.03, the Trust Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trust Administrator) connected therewith. Any replacement Certificate issued pursuant to this Section 6.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

SECTION 6.04.	Persons Deemed Owners.

Prior to due presentation of a Certificate for registration of transfer, each Servicer, the Trust Administrator, and any agent of the Master Servicer or any Servicer, the Trust Administrator may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and none of the Master Servicer or the Servicers, the Trust Administrator, nor any agent of the Master Servicer or a Servicer or the Trust Administrator shall be affected by any notice to the contrary.

SECTION 6.05.	Access to List of Certificateholders’ Names and Addresses.

(a)               If three or more Certificateholders (i) request in writing from the Trust Administrator a list of the names and addresses of Certificateholders, (ii) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and (iii) provide a copy of the communication which such Certificateholders propose to transmit, then the Trust Administrator shall, within ten Business Days after the receipt of such request, afford such Certificateholders access during normal business hours to a current list of the Certificateholders. The expense of providing any such information requested by a Certificateholder shall be borne by the Certificateholders requesting such information and shall not be borne by the Trust Administrator or the Trustee. Every Certificateholder, by receiving and holding a Certificate, agrees that the Trustee and the Trust Administrator shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

(b)               The Master Servicer and each Servicer, so long as it is a servicer hereunder, DLJMC and the Depositor shall have unlimited access to a list of the names and addresses of the Certificateholders which list shall be provided by the Trust Administrator promptly upon request.

SECTION 6.06.	Maintenance of Office or Agency.

The Trust Administrator will maintain or cause to be maintained at its expense an office or offices or agency or agencies in Minneapolis, Minnesota where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trust Administrator in respect of the Certificates and this Agreement may be served. The Trust Administrator initially designates its Corporate Trust Office as its office for such purpose. The Trust Administrator will give prompt written notice to the Certificateholders of any change in the location of any such office or agency.

SECTION 6.07.	Book Entry Certificates.

Notwithstanding the foregoing, the Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Depositor. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, as the initial Clearing Agency, and no Beneficial Holder will receive a definitive certificate representing such Beneficial Holder’s interest in the Certificates, except as provided in Section 6.09. Unless and until definitive, fully registered Certificates (“Definitive Certificates”) have been issued to the Beneficial Holders pursuant to Section 6.09:

(a)               the provisions of this Section 6.07 shall be in full force and effect with respect to the Book-Entry Certificates;

(b)               the Depositor and the Trust Administrator may deal with the Clearing Agency for all purposes with respect to the Book-Entry Certificates (including the making of distributions on such Certificates) as the sole Holder of such Certificates;

(c)               to the extent that the provisions of this Section 6.07 conflict with any other provisions of this Agreement, the provisions of this Section 6.07 shall control; and

(d)               the rights of the Beneficial Holders of the Book-Entry Certificates shall be exercised only through the Clearing Agency and the Participants and shall be limited to those established by law and agreements between such Beneficial Holders and the Clearing Agency and/or the Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 6.09, the initial Clearing Agency will make book-entry transfers among the Participants and receive and transmit distributions of principal and interest on the related Book-Entry Certificates to such Participants.

For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of the Book-Entry Certificates evidencing a specified percentage of the aggregate unpaid principal amount of such Certificates, such direction or consent may be given by the Clearing Agency at the direction of Beneficial Holders owning such Certificates evidencing the requisite percentage of principal amount of such Certificates. The Clearing Agency may take conflicting actions with respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

SECTION 6.08.	Notices to Clearing Agency.

Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders pursuant to Section 6.09, the Trust Administrator shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency which shall give such notices and communications to the related Participants in accordance with its applicable rules, regulations and procedures.

SECTION 6.09.	Definitive Certificates.

If (a) the Depositor advises the Trust Administrator in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities under the Depository Agreement with respect to the Certificates and the Trust Administrator or the Depositor is unable to locate a qualified successor, (b) the Depositor, with the consent of the applicable Participants, advises the Trust Administrator in writing that it elects to terminate the book-entry system with respect to the Book-Entry Certificates through the Clearing Agency or (c) after the occurrence of an Event of Default, Holders of Book-Entry Certificates evidencing not less than 66-2/3% of the aggregate Class Principal Balance of the Book-Entry Certificates advise the Trust Administrator in writing that the continuation of a book-entry system with respect to the such Certificates through the Clearing Agency is no longer in the best interests of the Holders of such Certificates with respect to the Book-Entry Certificates and the applicable Participants consent, the Trust Administrator shall notify all Holders of such Certificates of the occurrence of any such event and the availability of Definitive Certificates. Upon surrender to the Trust Administrator of such Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trust Administrator shall authenticate and deliver the Definitive Certificates. Neither the Depositor nor the Trust Administrator shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trust Administrator, to the extent applicable with respect to such Definitive Certificates, and the Trust Administrator shall recognize the Holders of Definitive Certificates as Certificateholders hereunder.

ARTICLE VII

THE DEPOSITOR, THE SELLER, THE MASTER

  SERVICER, THE SERVICERS AND THE SPECIAL SERVICER

SECTION 7.01.	Liabilities of the Seller, the Depositor, the Master Servicer, the Back-Up Servicer, the Servicers and the Special Servicer.

The Depositor, the Seller, the Master Servicer, the Back-Up Servicer, each Servicer and the Special Servicer shall be liable under this Agreement to any other party to this Agreement, including the liability of each Servicer to the Master Servicer in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

SECTION 7.02.	Merger or Consolidation of the Seller, the Depositor, the Back-Up Servicer, the Master Servicer, the Servicers or the Special Servicer.

Subject to the immediately succeeding paragraph, the Depositor, the Seller, the Master Servicer, the Back-Up Servicer, each Servicer and the Special Servicer will each do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights and franchises (charter and statutory) and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

Any Person into which the Depositor, the Seller, the Master Servicer, the Back-Up Servicer, any Servicer or the Special Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor, the Seller, the Master Servicer, the Back-Up Servicer, any Servicer or the Special Servicer shall be a party, or any Person succeeding to the business of the Depositor, the Seller, the Back-Up Servicer or any Servicer, shall be the successor of the Depositor, the Seller, the Back-Up Servicer or such Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer, the Back-Up Servicer, any such Servicer or the Special Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, FNMA or FHLMC.

Notwithstanding anything else in this Section 7.02 or in Section 7.04 hereof to the contrary, the Master Servicer or a Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided, however, that the Master Servicer or such Servicer gives the Depositor, the Trustee and the Trust Administrator notice of such assignment; and provided further, (a) that such purchaser or transferee accepting such assignment and delegation shall be an institution that is a FNMA and FHLMC approved seller/servicer in good standing, which has a net worth of at least $15,000,000, and which is willing to service the Mortgage Loans and (b) such purchaser or transferee executes and delivers to the Depositor, the Trustee and the Trust Administrator an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer, the Back-Up Servicer or such Servicer, with like effect as if originally named as a party to this Agreement; and provided further, that each of the Rating Agencies acknowledge that its rating of the Certificates in effect immediately prior to such assignment will not be qualified or reduced as a result of such assignment and delegation. In the case of any such assignment and delegation, the Master Servicer, the Back-Up Servicer or such Servicer shall be released from its obligations under this Agreement (except as provided above), except that the Master Servicer, Back-Up

Servicer or the related Servicer shall remain liable for all liabilities and obligations incurred by it as the Master Servicer, Back-Up Servicer or Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the preceding sentence.

SECTION 7.03.	Limitation on Liability of the Seller, the Depositor, the Master Servicer, the Back-Up Servicer, the Servicers, the Special Servicer and Others.

None of the Depositor, the Master Servicer, the Back-Up Servicer, any Servicer, the Seller, the Special Servicer, nor any of the directors, officers, employees or agents of the Depositor, the Master Servicer, the Back-Up Servicer, any Servicer, the Seller or the Special Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer, the Back-Up Servicer, any Servicer, the Seller or the Special Servicer against any breach of representations or warranties made by it herein or protect the Depositor, the Master Servicer, the Back-Up Servicer, any Servicer, the Seller or the Special Servicer or any such director, officer, employee or agent from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer, the Back-Up Servicer, any Servicer, the Seller and the Special Servicer and any director, officer, employee or agent of the Depositor, the Master Servicer, the Back-Up Servicer, any Servicer, the Seller or the Special Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer, the Back-Up Servicer, any Servicer, the Seller and the Special Servicer and any director, officer, employee or agent of the Depositor, the Master Servicer, the Back-Up Servicer, any Servicer, the Seller or the Special Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor, the Master Servicer, the Back-Up Servicer, any Servicer, the Seller or the Special Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to their respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor, the Master Servicer, the Back-Up Servicer, any Servicer, the Seller or the Special Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee, the Trust Administrator and the Certificateholders hereunder; provided, however, that in the event the related Servicer agrees, at the request of the Seller, to act on behalf of the Seller in any dispute or litigation that is not incidental to such Servicer’s duties hereunder and that relates to the origination of a Mortgage Loan, the Seller shall pay all expenses associated with the management and defense of such claim. Anything in this Agreement to the contrary notwithstanding, in no event shall the Master Servicer, the Back-Up Servicer, any Servicer or the Special Servicer be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Master Servicer, the Back-Up Servicer, the related Servicer or the Special Servicer has been advised of the likelihood of such loss or damage and regardless of the form of action.

SECTION 7.04.	Master Servicer and Servicer Not to Resign; Transfer of Servicing.

(a)               Neither the Master Servicer nor any Servicer shall resign from the obligations and duties hereby imposed on it except (i) upon appointment of a successor master servicer or successor servicer and receipt by the Trustee and the Trust Administrator of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Certificates related to the applicable Mortgage Loans, or (ii) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination under clause (ii) permitting the resignation of the Master Servicer or a Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Trust Administrator. No such resignation shall become effective until the successor master servicer or successor servicer shall have assumed the Master Servicer or such Servicer’s, as applicable, responsibilities, duties, liabilities and obligations hereunder in accordance with Section 8.02 hereof.

(b)               Notwithstanding the foregoing, at DLJMC’s request, so long as it is the owner of the related servicing rights, the Master Servicer or SPS shall resign, upon the selection and appointment of a successor master servicer or servicer, as applicable; provided that DLJMC delivers to the Trustee and the Trust Administrator the letter required in Section 7.04(a)(i) above. Notwithstanding the foregoing, in the event that the Master Servicer is appointed as the successor servicer to SPS, the requirements of Section 7.04(a)(i) shall be waived. In connection with the foregoing, unless otherwise directed by DLJMC in writing on or prior to the first day of the second month following the Closing Date, DLJMC hereby directs SPS to resign as Servicer hereunder and appoints the Master Servicer to service the SPS Serviced Mortgage Loans, effective as of the first day of the third month following the Closing Date. In connection with its resignation, SPS hereby agrees to deliver to the Master Servicer on the date of its resignation a schedule setting forth all of the SPS Mortgage Loans as of such date. The Master Servicer agrees that, as of the first day of the third month following the Closing Date, it will service the SPS Serviced Mortgage Loans, and that such loans shall constitute Wells Fargo Serviced Mortgage Loans, in accordance with the terms of this Agreement. If the Master Servicer resigns pursuant to this Section 7.04(b), DLJMC shall pay the Master Servicer an amount equal to the product of (a) the Stated Principal Balance of all of the Mortgage Loans then outstanding and (b) 0.02%. In connection with any resignation of SPS pursuant to this Section 7.04(b), DLJ Mortgage Capital, Inc. may designate one or more Servicers (which may be SPS’s successor servicer) to act as the Terminating Entity under this Agreement.

(c)               Notwithstanding clause (b) above, the Terminating Entity can be changed by amendment without the consent of Certificateholders, the Trustee, the Master Servicer, the Back-Up Servicer, the Trust Administrator, the Special Servicer or the Servicers; provided, that in the event that the Terminating Entity is someone other than a Servicer, that party will represent that one of the following will be true and correct: (i) the exercise of such option shall not result in a non-exempt prohibited transaction under ERISA or section 4975 of the Code or (ii) such party is (A) not a party in interest with respect to any employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or arrangement (other than a plan sponsored or maintained by the party, provided that no assets of such plan are invested or deemed to be invested in the Certificates) and (B) not a “benefit plan investor.”

(d)               Notwithstanding the foregoing, if the Trust Administrator shall for any reason no longer be Trust Administrator hereunder, at DLJMC’s request, the Master Servicer shall resign, upon the selection and appointment of a successor master servicer; provided that DLJMC delivers to the Trustee and the Trust Administrator the letter required in Section 7.04(a)(i) above.

(e)               Notwithstanding the foregoing, at DLJMC’s request, the Special Servicer shall resign, upon the selection and appointment of a successor special servicer by DLJMC; provided that DLJMC delivers to the Trustee and the Trust Administrator the letter required in Section 7.04(a)(i) above.

SECTION 7.05.	Master Servicer, Seller and Servicers May Own Certificates.

Each of the Master Servicer, the Seller, the Special Servicer and each Servicer in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Master Servicer, the Seller, the Special Servicer or a Servicer.

SECTION 7.06.	Termination of Duties of the Back-Up Servicer.

The rights and obligations of the Back-Up Servicer under this Agreement shall terminate upon the earlier of (i) the appointment of the Back-Up Servicer (or its affiliate) as successor Servicer to SPS and (ii) the termination of Wells Fargo as Back-Up Servicer by the Seller. The Seller may remove Wells Fargo as Back-Up Servicer at any time.

ARTICLE VIII

DEFAULT

SECTION 8.01.	Events of Default.

“Event of Default,” wherever used herein, and as to the Master Servicer or any Servicer, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)               any failure by the Master Servicer or a Servicer to remit to the Certificateholders or to the Trust Administrator any payment other than an Advance required to be made by the Master Servicer or such Servicer under the terms of this Agreement, which failure shall continue unremedied for a period of (i) with respect to the Master Servicer or a Servicer other than Wells Fargo, one Business Day and (ii) with respect to Wells Fargo, two Business Days, after the date upon which written notice of such failure shall have been given to the Master Servicer or such Servicer by the Trust Administrator or the Depositor or to the Master Servicer or the related Servicer and the Trust Administrator by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates; or

(b)               any failure by the Master Servicer or a Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer or a Servicer contained in this Agreement (except as set forth in (c) and (g) below) which failure (i) materially affects the rights of the Certificateholders and (ii) shall continue unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Master Servicer or such Servicer by the Trust Administrator or the Depositor, or to the Master Servicer or a Servicer and the Trust Administrator by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

(c)               if a representation or warranty set forth in Section 2.03 hereof made solely in its capacity as the Master Servicer or a Servicer shall prove to be materially incorrect as of the time made in any respect that materially and adversely affects interests of the Certificateholders, and the circumstances or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 90 days after the date on which written notice thereof shall have been given to the Master Servicer or the related Servicer and the Seller by the Trust Administrator for the benefit of the Certificateholders or by the Depositor; or

(d)               a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer or a Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(e)               the Master Servicer or a Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or such Servicer or all or substantially all of the property of the Master Servicer or such Servicer; or

(f)                the Master Servicer or a Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(g)               any failure of the Master Servicer or a Servicer to make any Advance in the manner and at the time required to be made from its own funds pursuant to Section 5.01 of this Agreement and after receipt of written notice from the Trust Administrator of such failure, which failure continues unremedied (i) with respect to the Master Servicer or a Servicer, other than Wells Fargo (in its capacity as a Servicer), after 2 p.m., New York City time, on the Business Day immediately following the Master Servicer’s or such Servicer’s receipt of such notice and (ii) with respect to Wells Fargo (in its capacity as a Servicer), on the second Business Day immediately following Wells Fargo’s receipt of such notice; or

(h)               notwithstanding anything to the contrary in Section 8.01(b) and with respect to SPS, (i) (A) any failure by SPS to comply with Section 13.01(a), which failure shall continue unremedied for a period of 30 days after the date on which written notice of such failure shall have been given to SPS by the Master Servicer and (B) the Master Servicer shall have delivered written notice to the Trust Administrator and Depositor that such failure has not been remedied after such 30 day period, or (ii) the Master Servicer has concluded in a written report to the Trust Administrator, based solely on the reports required to be delivered to the Master Servicer by SPS pursuant to Section 13.01(a), either (1) that SPS is not servicing the SPS Mortgage Loans in accordance with Accepted Servicing Practices or (2) that SPS has failed the Loss and Delinquency Test; or

(i)                with respect to SPS and after the Closing Date, (1) any reduction or withdrawal of the ratings of SPS as a servicer of subprime mortgage loans by one or more of the Rating Agencies that maintains a servicer rating system and a Rating on the Certificates to “below average” or below or (2) any reduction or withdrawal of the Ratings of any Class of Certificates attributable solely to SPS or the servicing of the SPS Mortgage Loans by SPS or (3) any placement by a Rating Agency of any Class of Certificates on credit watch with negative implications attributable solely to SPS or the servicing of the SPS Mortgage Loans by SPS; or

(j)                (a) either (i) the servicer rankings or ratings for a Servicer, other than SPS or GreenPoint, are downgraded two or more levels below the level in effect on the Closing Date by one or more of the Rating Agencies rating the Certificates or (ii) the servicer rankings or ratings for a Servicer, other than SPS, are downgraded to “below average” status by one or more of the Rating Agencies rating the Certificates or (b) one or more classes of the Certificates are downgraded or placed on negative watch due in whole or in part to the performance or servicing of a Servicer, other than SPS; or

(k)               (a) either the master servicer rankings or ratings for the Master Servicer are downgraded two or more levels below the level in effect on the Closing date by one or more of the Rating Agencies rating the Certificates or (ii) the Master Servicer rankings or ratings for the Master Servicer, are downgraded to “below average” status by one or more of the Rating Agencies rating the Certificates or (b) one or more classes of the Certificates are downgraded or placed on negative watch due in whole or in part to the performance or master servicing of the Master Servicer; or

(l)                any failure by an applicable Servicer to (a) remit payment of an Assigned Prepayment Premium to the Collection Account or (b) remit funds in the amount equal to an Assigned Prepayment Premium which the applicable Servicer has failed to collect, in each case as required pursuant to this Agreement, which failure continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trust Administrator, the Master Servicer, the Trustee or the Depositor.

If an Event of Default due to the actions or inaction of the Master Servicer or a Servicer described in clauses (a) through (f) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, (i) the Trust Administrator shall at the direction of the Trustee or the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates, by notice in writing to the Master Servicer or such Servicer (with a copy to the Rating Agencies), terminate all of the rights and obligations of the Master Servicer or such Servicer under this Agreement (other than rights to reimbursement for Advances and Servicing Advances previously made, as provided in Section 3.08) and (ii) the Master Servicer may, if such Event of Default is due to the actions or inactions of a Servicer, by notice in writing to such Servicer (with a copy to the Rating Agencies), terminate all of the rights and obligations of such Servicer under this Agreement (other than rights to reimbursement for Advances and Servicing Advances previously made, as provided in Section 3.08).

If an Event of Default described in clause (g) shall occur, (i) if the Master Servicer has failed to make any Advance, the Trustee, and (ii) if any Servicer has failed to make any Advance, the Master Servicer, shall prior to the next Distribution Date, immediately make such Advance and terminate the rights and obligations of the Master Servicer or applicable Servicer, as applicable, hereunder and succeed to the rights and obligations of the Master Servicer or such Servicer, as applicable, hereunder pursuant to Section 8.02, including the obligation to make Advances on such succeeding Distribution Date pursuant to the terms hereof. No Event of Default with respect to the Master Servicer or a Servicer shall affect the rights or duties of any other Servicer or constitute an Event of Default as to any other Servicer.

If an Event of Default set forth in clause (h)(ii) above shall occur, the Trust Administrator shall furnish the Certificateholders the Master Servicer’s written report as to SPS’s servicing performance in the next monthly statement to Certificateholders distributed pursuant to Section 4.05. If an Event of Default set forth in clause (h) or (i) shall occur, the Trust Administrator or the Depositor (after consulting with the Trust Administrator), may, or at the direction of Certificateholders evidencing not less than 51% or more of the Voting Rights evidenced by the Certificates, the Trust Administrator shall, by written notice to the Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of SPS as Servicer under this Agreement. With respect to an Event of Default set forth in clauses (h) or (i) above and upon any termination of SPS as Servicer pursuant to this paragraph, DLJMC, in accordance with Section 7.04(b), shall appoint a successor servicer, irrespective of DLJMC’s ownership of the related servicing rights. Any such servicing transfer as a result of an Event of Default set forth in clause (h) or (i) shall be accomplished in 60 days from the date the Trust Administrator delivers the Master Servicer’s report to Certificateholders or from the date SPS received such notice of termination.

If an Event of Default described in clause (h) or (i)(3) occurs, DLJMC shall reimburse SPS for all unreimbursed Advances and Servicing Advances made by SPS on the date the servicing is transferred to the successor servicer hereunder and DLJMC shall be entitled to reimbursement by the successor servicer of any such amounts as and to the extent such amounts are received by the successor servicer under the terms of this Agreement.

If an Event of Default described in clause (i), (j) or (l) occurs, the Master Servicer or the Back-Up Servicer solely with respect to clause (i), shall at the direction of DLJMC, by notice in writing to such Servicer, terminate all of the rights and obligations of such Servicer under this Agreement (other than rights to reimbursement for Advances and Servicing Advances previously made, as provided in Section 3.08) and shall appoint as successor Servicer the entity selected by DLJMC in accordance with Section 8.02; provided DLJMC shall first furnish to the Master Servicer or the Back-Up Servicer, as applicable, a letter from each Rating Agency that the appointment of such successor will not result in a downgrading of the rating of any of the Certificates.

If an Event of Default described in clause (k) occurs, the Trustee shall at the direction of DLJMC, by notice in writing to the Master Servicer, terminate all of the rights and obligations of the Master Servicer under this Agreement (other than rights to reimbursement for Advances previously made, as provided in Section 3.08) and shall appoint as successor Master Servicer the entity selected by DLJMC in accordance with Section 8.02; provided DLJMC shall first furnish to the Trustee a letter from each Rating Agency that the appointment of such successor will not result in a downgrading of the rating of any of the Certificates.

No Event of Default with respect to the Servicer shall affect the rights or duties of the Master Servicer or constitute an Event of Default as to the Master Servicer.

SECTION 8.02.	Master Servicer or Trust Administrator to Act; Appointment of Successor.

On and after the time the Master Servicer or a Servicer receives a notice of termination pursuant to Section 8.01 hereof or resigns pursuant to Section 7.04 hereof, subject to the provisions of Section 3.04 hereof, the Trustee (in the case of the Master Servicer), the Trust Administrator or the Back-Up Servicer (in the case of SPS), shall be the successor in all respects to the Master Servicer or such Servicer, as applicable, in its capacity as servicer under this Agreement and with respect to the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer or such Servicer, as applicable, by the terms and provisions hereof; provided that the Trustee, the Trust Administrator, the Master Servicer or the Back-Up Servicer, as applicable, shall not be deemed to have made any representation or warranty as to any Mortgage Loan made by the Master Servicer or any Servicer, as applicable, and shall not effect any repurchases or substitutions of any Mortgage Loan; provided further, that it is understood and acknowledged by the parties hereto that there will be a full period of transition (not to exceed ninety (90) days) before the actual servicing functions of any Servicer can be fully transferred to Wells Fargo as successor Servicer; provided further, that during such period of transition Wells Fargo, as successor Servicer, shall continue to make all required Compensating Interest Payments and Advances. As compensation therefor, the Trustee, the Trust Administrator, the Back-Up Servicer or the Master Servicer, as applicable, shall be entitled to all funds relating to the Mortgage Loans that the Master Servicer or related Servicer (the “Replaced Servicer”) would have been entitled to charge to the related Collection Account if the Replaced Servicer had continued to act hereunder (except that the Replaced Servicer shall retain the right to be reimbursed for advances (including, without limitation, Advances and Servicing Advances) theretofore made by the Replaced Servicer with respect to which it would be entitled to be reimbursed as provided in Section 3.08 if it had not been so terminated or resigned). Notwithstanding the foregoing, if the Trustee, the Trust Administrator, the Back-Up Servicer or the Master Servicer, as applicable, has become the successor to a Replaced Servicer, in accordance with this Section 8.02, the Trustee, the Trust Administrator, the Back-Up Servicer or the Master Servicer, as applicable, may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution, the appointment of which does not adversely affect the then current rating of the Certificates, as the successor to the Master Servicer, the Back-Up Servicer or a Servicer, as applicable, hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer, the Back-Up Servicer or such Servicer, as applicable, provided that such successor to the Master Servicer, the Back-Up Servicer or the Servicer, as applicable, shall not be deemed to have made any representation or warranty as to any Mortgage Loan made by the Master Servicer or the related Servicer, as applicable. Pending appointment of a successor to the Master Servicer, the Back-Up Servicer or a Servicer, as applicable, hereunder, the Trustee, the Trust Administrator or the Master Servicer, as applicable, unless such party is prohibited by law from so acting, shall act in such capacity as provided herein. In connection with such appointment and assumption, the Trustee, the Trust Administrator, the Master Servicer or the Back-Up Servicer, as applicable, may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Replaced Servicer, hereunder. The Trustee, the Trust Administrator or the Master Servicer, as applicable, and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. None of the Trustee, the Trust Administrator, the Master Servicer nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by the failure of a Replaced Servicer to deliver, or any delay in delivering, cash, documents or records to it.

A Replaced Servicer that has been terminated shall, at the request of the Trustee, the Trust Administrator, the Master Servicer or the Back-Up Servicer, as applicable, but at the expense of such Replaced Servicer deliver to the assuming party all documents and records relating to the applicable Mortgage Loans and an accounting of amounts collected and held by it and otherwise use commercially reasonable efforts to effect the orderly and efficient transfer and assignment of such servicing, but only to the extent of the Mortgage Loans serviced thereunder, to the assuming party. Notwithstanding anything to the contrary contained herein, the termination of a Servicer under this Agreement shall not extend to any Subservicer meeting the requirements of Section 3.02(a) and otherwise servicing the related Mortgage Loans in accordance with the servicing provisions of this Agreement.

The Master Servicer, the Back-Up Servicer and each Servicer shall cooperate with the Trustee and the Trust Administrator and any successor servicer in effecting the termination of a Replaced Servicer’s responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by such Servicer to the applicable Collection Account or thereafter received with respect to the Mortgage Loans.

None of the Trustee, the Trust Administrator nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (a) the failure of the Master Servicer, the Back-Up Servicer or any Servicer to (i) deliver, or any delay in delivering, cash, documents or records to it, or (ii) cooperate as required by this Agreement, or (b) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer, the Back-Up Servicer or the related Servicer.

Any successor to a Servicer as servicer shall during the term of its service as servicer maintain in force the policy or policies that such Servicer is required to maintain pursuant to Section 3.09(b) hereof.

If a Servicer that has been terminated fails to pay all costs related to the transition of servicing to the successor Servicer, the successor Servicer shall be entitled to reimbursement of those amounts from the Trust.

In connection with the termination or resignation of a Servicer hereunder, either (i) the successor Servicer, including the Trust Administrator or Master Servicer if either of such parties is acting as successor Servicer or Back-Up Servicer, shall represent and warrant that it or an affiliate is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the related Mortgage Loans that are registered with MERS, or (ii) the Replaced Servicer, at its sole expense, shall cooperate with the successor Servicer either (x) in causing MERS to execute and deliver an Assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS® System to the successor Servicer or (y) in causing MERS to designate on the MERS® System the successor Servicer as the servicer of such Mortgage Loan (at the cost and expense of the successor Servicer to the extent such costs relate to the qualification of such successor Servicer as a member of MERS, otherwise at the cost and expense of the Replaced Servicer). The Replaced Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The successor Servicer shall cause such assignment to be delivered to the Trustee promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

SECTION 8.03.	Notification to Certificateholders.

(a)               Upon any termination or appointment of a successor to the Master Servicer or any Servicer, the Trust Administrator shall give prompt written notice thereof to the Seller and the Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agencies, or, as applicable, the Master Servicer shall give prompt written notice thereof to the Trust Administrator.

(b)               Within two Business Days after the occurrence of any Event of Default, the Trust Administrator shall transmit by mail to the Seller and all Certificateholders, and the Rating Agencies notice of each such Event of Default hereunder known to the Trust Administrator, unless such Event of Default shall have been cured or waived.

SECTION 8.04.	Waiver of Events of Default.

The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder may waive any default or Event of Default; provided, however, that (a) a default or Event of Default under clause (g) of Section 8.01 may be waived, only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 8.04 shall affect the Holders of Certificates in the manner set forth in Section 12.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been cured and remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE IX

CONCERNING THE TRUSTEE

SECTION 9.01.	Duties of Trustee.

The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default that may have occurred, undertakes with respect to the Trust Fund to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs. Any permissive right of the Trustee set forth in this Agreement shall not be construed as a duty.

The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall have no duty to recompute, recalculate or verify the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument so furnished to the Trustee. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trustee shall notify the Certificateholders of such instrument in the event that the Trustee, after so requesting, does not receive a satisfactorily corrected instrument.

No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct, its negligent failure to perform its obligations in compliance with this Agreement, or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

(a)               prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge, and after the curing or of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be personally liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

(b)               the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless the Trustee was negligent in ascertaining or investigating the pertinent facts;

(c)               the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Agreement at the direction of the Holders of Certificates evidencing greater than 50% of the Voting Rights allocated to each Class of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(d)               no provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

(e)               the Trustee shall have no responsibility for any act or omission of the Trust Administrator or LaSalle, it being understood and agreed that the Trustee, Trust Administrator and LaSalle are independent contractors and not agents, partners or joint venturers.

The Trustee shall not be deemed to have knowledge of any Event of Default or event which, with notice or lapse of time, or both, would become an Event of Default, unless a Responsible Officer of the Trustee shall have received written notice thereof from a Servicer, the Depositor or a Certificateholder, or a Responsible Officer of the Trustee has actual notice thereof, and in the absence of such notice no provision hereof requiring the taking of any action or the assumption of any duties or responsibility by the Trustee following the occurrence of any Event of Default or event which, with notice or lapse of time or both, would become an Event of Default, shall be effective as to the Trustee.

The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall use its best efforts to remit to the Master Servicer or the related Servicer upon receipt of any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

SECTION 9.02.	Certain Matters Affecting the Trustee.
(a) Except as otherwise provided in Section 9.01:

(i)                the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of auditors, Servicing Officers or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)               the Trustee may consult with counsel, financial advisors or accountants and any advice of such Persons or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)              the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs;

(iv)              the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)               prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing greater than 50% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action; the reasonable expense of every such investigation shall be paid (A) by the Master Servicer or by the applicable Servicer in the event that such investigation relates to an Event of Default by the Master Servicer or by such Servicer, respectively, if an Event of Default by the Master Servicer or by such Servicer shall have occurred and is continuing, and (B) otherwise by the Certificateholders requesting the investigation;

(vi)              the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care;

(vii)             the Trustee shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it;

(viii)            the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement; and

(ix)              the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

(b)               All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

SECTION 9.03.	Trustee Not Liable for Certificates or Mortgage Loans.

The recitals contained herein shall be taken as the statements of the Depositor or the Master Servicer or a Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement, the Certificates or of any Mortgage Loan or related document or of MERS or the MERS® System. The Trustee shall not be accountable for the use or application by the Depositor, the Seller, the Master Servicer or any Servicers of any funds paid to the Depositor or the Master Servicer or any Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor, the Seller, the Master Servicer or the Servicers. The Trustee shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

SECTION 9.04.	Trustee May Own Certificates.

The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the other parties hereto and with their Affiliates, with the same rights as it would have if it were not the Trustee.

SECTION 9.05.	Trustee’s Fees and Expenses.

The Trustee shall be compensated by the Trust Administrator as separately agreed. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by DLJMC and held harmless (up to a maximum of $150,000) against any loss, liability or expense (including reasonable attorney’s fees and expenses) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates, or (c) the performance of any of the Trustee’s duties hereunder, other than any loss, liability or expense incurred by reason of willful misconduct, bad faith or negligence in the performance of any of the Trustee’s duties hereunder or incurred by reason of any action of the Trustee taken at the direction of the Certificateholders and (ii) resulting from any error in any tax or information return prepared by the Master Servicer or a Servicer. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, the Depositor covenants and agrees, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee’s negligence, bad faith or willful misconduct, to pay or reimburse the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage such persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee hereunder or for any other expenses. Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

SECTION 9.06.	Eligibility Requirements for Trustee.

The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having ratings on its long term debt obligations at the time of such appointment in at least the third highest rating category by both Moody’s and S&P (provided that if such rating is in the third highest rating category of S&P, the Trustee shall also have a short-term rating from S&P of A-1) or such lower ratings as will not cause Moody’s or S&P to lower their then current ratings of the Class A Certificates (other than the Class 6-X and Residual Certificates), having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.07 hereof.

SECTION 9.07.	Resignation and Removal of Trustee.

The Trustee may at any time resign and be discharged from the trusts hereby created by (a) giving written notice of resignation to the Depositor, DLJMC, the Trust Administrator, the Master Servicer, the Special Servicer and the Servicers and by mailing notice of resignation by first class mail, postage prepaid, to the Certificateholders at their addresses appearing on the Certificate Register, and to the Rating Agencies, not less than 60 days before the date specified in such notice when, subject to Section 9.08, such resignation is to take effect, and (b) acceptance by a successor trustee in accordance with Section 9.08 meeting the qualifications set forth in Section 9.06.

If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation or if the Trustee breaches any of its obligations or representations hereunder, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee and one copy to the successor trustee. The Trustee may also be removed at any time by the Holders of Certificates evidencing not less than 50% of the Voting Rights evidenced by the Certificates. Notice of any removal of the Trustee and acceptance of appointment by the successor trustee shall be given to the Rating Agencies by the Depositor.

If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation or receipt of a notice of removal, the resigning Trustee may, at the Trust Fund’s expense, petition any court of competent jurisdiction for the appointment of a successor trustee.

Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 9.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 9.08 hereof.

SECTION 9.08.	Successor Trustee.

Any successor trustee appointed as provided in Section 9.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor, upon receipt of all amounts due it hereunder, and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

No successor trustee shall accept appointment as provided in this Section 9.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 9.06 hereof and its acceptance shall not adversely affect the then current rating of the Certificates.

Upon acceptance of appointment by a successor trustee as provided in this Section 9.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

SECTION 9.09.	Merger or Consolidation of Trustee.

Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such Person shall be eligible under the provisions of Section 9.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 9.10.	Appointment of Co-Trustee or Separate Trustee.

Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the applicable Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 9.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within fifteen days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 9.08.

Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a)               all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for any obligation of the Trustee under this Agreement to advance funds on behalf of the Master Servicer or a Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Master Servicer or a Servicer), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

(b)               no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

(c)               the Master Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer or the Servicers and the Depositor.

Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. The Trust Administrator shall not be responsible for all action or inaction of any separate trustee or co-trustee. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

SECTION 9.11.	Office of the Trustee.

The office of the Trustee for purposes of receipt of notices and demands is the Corporate Trust Office.

ARTICLE X

CONCERNING THE TRUST ADMINISTRATOR

SECTION 10.01.	Duties of Trust Administrator.

The Trust Administrator, prior to the occurrence of an Event of Default of which a Responsible Officer of the Trust Administrator shall have actual knowledge and after the curing or waiver of all Events of Default that may have occurred, undertakes with respect to the Trust Fund to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default of which a Responsible Officer of the Trust Administrator shall have actual knowledge has occurred and remains uncured, the Trust Administrator shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs. Any permissive right of the Trust Administrator set forth in this Agreement shall not be construed as a duty.

The Trust Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trust Administrator that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement. The Trust Administrator shall have no duty to recompute, recalculate or verify the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument so furnished to the Trust Administrator. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trust Administrator shall notify the Certificateholders of such instrument in the event that the Trust Administrator, after so requesting, does not receive a satisfactorily corrected instrument.

No provision of this Agreement shall be construed to relieve the Trust Administrator from liability for its own negligent action, its own negligent failure to act or its own misconduct, its negligent failure to perform its obligations in compliance with this Agreement, or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

(a)               prior to the occurrence of an Event of Default of which a Responsible Officer of the Trust Administrator shall have actual knowledge, and after the curing or of all such Events of Default that may have occurred, the duties and obligations of the Trust Administrator shall be determined solely by the express provisions of this Agreement, the Trust Administrator shall not be personally liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trust Administrator and the Trust Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trust Administrator and conforming to the requirements of this Agreement which it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

(b)               the Trust Administrator shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trust Administrator, unless the Trust Administrator was negligent in ascertaining or investigating the pertinent facts;

(c)            the Trust Administrator shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Agreement or at the direction of the Holders of Certificates evidencing greater than 50% of the Voting Rights allocated to each Class of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trust Administrator, or exercising any trust or power conferred upon the Trust Administrator, under this Agreement; and

(d)        no provision of this Agreement shall require the Trust Administrator to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

The Trust Administrator shall have no duty (A) to see to any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording, filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, or (C) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Certificate Account.

Except with respect to an Event of Default described in clause (a) of Section 8.01, the Trust Administrator shall not be deemed to have knowledge of any Event of Default or event which, with notice or lapse of time, or both, would become an Event of Default, unless a Responsible Officer of the Trust Administrator shall have received written notice thereof from the Master Servicer or a Servicer, the Depositor, or a Certificateholder, or a Responsible Officer of the Trust Administrator has actual notice thereof, and in the absence of such notice no provision hereof requiring the taking of any action or the assumption of any duties or responsibility by the Trust Administrator following the occurrence of any Event of Default or event which, with notice or lapse of time or both, would become an Event of Default, shall be effective as to the Trust Administrator.

The Trust Administrator shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trust Administrator shall use its best efforts to remit to the Master Servicer or the Servicer upon receipt of any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trust Administrator, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trust Administrator to make a determination that the real property to which such document relates is a Mortgaged Property.

SECTION 10.02.	Certain Matters Affecting the Trust Administrator.
(a) Except as otherwise provided in Section 10.01:

(i)         the Trust Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of auditors, Servicing Officers or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)         the Trust Administrator may consult with counsel, financial advisors or accountants and any advice of such Persons or opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel;

(iii)              the Trust Administrator shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trust Administrator reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trust Administrator of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trust Administrator shall have actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs;

(iv)              the Trust Administrator shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)               prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default that may have occurred, the Trust Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing greater than 50% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trust Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trust Administrator, not reasonably assured to the Trust Administrator by the security afforded to it by the terms of this Agreement, the Trust Administrator may require reasonable indemnity against such expense or liability as a condition to taking any such action; the reasonable expense of every such investigation shall be paid (A) by the Master Servicer or by the applicable Servicer in the event that such investigation relates to an Event of Default by the Master Servicer or by such Servicer, respectively, if an Event of Default by the Master Servicer or such Servicer shall have occurred and is continuing, and (B) otherwise by the Certificateholders requesting the investigation;

(vi)              the Trust Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trust Administrator shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care;

(vii)             the Trust Administrator shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it;

(viii)            the Trust Administrator shall not be liable for any loss on any investment of funds pursuant to this Agreement except as provided in Section 3.05(e);

(ix)              the right of the Trust Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trust Administrator shall not be answerable for other than its negligence or willful misconduct in the performance of such act; and

(x)               The Trust Administrator shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

(b)               All rights of action under this Agreement or under any of the Certificates, enforceable by the Trust Administrator, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trust Administrator shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

SECTION 10.03.	Trust Administrator Not Liable for Certificates or Mortgage Loans.

The recitals contained herein shall be taken as the statements of the Depositor or the Master Servicer or a Servicer, as the case may be, and the Trust Administrator assumes no responsibility for their correctness. The Trust Administrator makes no representations as to the validity or sufficiency of this Agreement, the Certificates or of any Mortgage Loan or related document. The Trust Administrator shall not be accountable for the use or application by the Depositor, the Seller, the Master Servicer or the Servicers of any funds paid to the Depositor or the Master Servicer or any Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor, the Seller, the Master Servicer or the Servicers. The Trust Administrator shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder. The Trust Administrator shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection for any security interest or lien granted to it hereunder or to record this Agreement.

SECTION 10.04.	Trust Administrator May Own Certificates.

The Trust Administrator in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trust Administrator.

SECTION 10.05.	Trust Administrator’s Fees and Expenses.

As compensation for its services hereunder, the Trust Administrator shall be entitled to the investment income or other benefit derived from balances in the Certificate Account pursuant to Section 3.05(e) (the “Trust Administrator Fee”). The Trust Administrator and any director, officer, employee or agent of the Trust Administrator shall be indemnified by DLJMC (or if DLJMC shall fail to do so, by the Trust) and held harmless against any loss, liability or expense (including reasonable attorney’s fees and expenses) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates, (c) the Custodial Agreement, or (d) the performance of any of the Trust Administrator’s duties hereunder or under the Custodial Agreement, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trust Administrator’s duties hereunder or incurred by reason of any action of the Trust Administrator taken at the direction of the Certificateholders and (ii) resulting from any error in any tax or information return prepared by the Master Servicer or a Servicer; provided however, that the sum of (x) such indemnity amounts payable by DLJMC or the Trust to the Trust Administrator pursuant to this Section 10.05 and (y) the indemnity amounts payable by DLJMC or the Trust to the Master Servicer pursuant to Section 3.14(c), shall not exceed $200,000 per year; provided, further, that any amounts not payable by DLJMC or the Trust to the Trust Administrator due to the preceding proviso shall be payable by DLJMC (or if DLJMC fails to do so, by the Trust) in any succeeding year, subject to the aggregate $200,000 per annum limitation imposed by the preceding proviso. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trust Administrator hereunder. Without limiting the foregoing, DLJMC (or if DLJMC fails to do so, the Trust) shall, except as otherwise agreed upon in writing by DLJMC and the Trust Administrator, and except for any such expense, disbursement or advance as may arise from the Trust Administrator’s negligence, bad faith or willful misconduct, pay or reimburse the Trust Administrator (up to a maximum of $150,000), for all reasonable expenses, disbursements and advances incurred or made by the Trust Administrator in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trust Administrator, to the extent that the Trust Administrator must engage such persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates. In addition, DLJMC (or if DLJMC fails to do so, the Trust) shall pay or reimburse the Trust Administrator for recertification fees required to be paid by the Trust Administrator pursuant to the Custodial Agreement. Except as otherwise provided herein, the Trust Administrator shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trust Administrator in the ordinary course of its duties as Trust Administrator, Registrar, Tax Matters Person or Paying Agent hereunder. Anything in this Agreement to the contrary notwithstanding, in no event shall the Trust Administrator be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trust Administrator has been advised of the likelihood of such loss or damage and regardless of the form of action.

SECTION 10.06.	Eligibility Requirements for Trust Administrator.

The Trust Administrator hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority and (c) with respect to every successor Trust Administrator hereunder an institution the long-term unsecured debt obligations of which are rated at least Baa3 or better by Moody’s and BBB or better by S&P unless the failure of the Trust Administrator’s long-term unsecured debt obligations to have such ratings would not result in the lowering of the ratings originally assigned to any Class of Certificates. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 10.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trust Administrator shall cease to be eligible in accordance with the provisions of this Section 10.06, the Trust Administrator shall resign immediately in the manner and with the effect specified in Section 10.07 hereof.

SECTION 10.07.	Resignation and Removal of Trust Administrator.

The Trust Administrator may at any time resign and be discharged from the trusts hereby created by (a) giving written notice of resignation to the Depositor, the Seller, the Trustee, the Master Servicer, the Special Servicer and the Servicers and by mailing notice of resignation by first class mail, postage prepaid, to the Certificateholders at their addresses appearing on the Certificate Register, and to the Rating Agencies, not less than 60 days before the date specified in such notice when, subject to Section 10.08, such resignation is to take effect, and (b) acceptance by a successor trust administrator in accordance with Section 10.08 meeting the qualifications set forth in Section 10.06.

If at any time the Trust Administrator shall cease to be eligible in accordance with the provisions of Section 10.06 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Trust Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trust Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Trust Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation or if the Trust Administrator breaches any of its obligations or representations hereunder, then the Depositor may remove the Trust Administrator and appoint a successor trust administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trust Administrator and one copy to the successor trust administrator. The Trust Administrator may also be removed at any time by the Trustee or the Holders of Certificates evidencing not less than 50% of the Voting Rights evidenced by the Certificates. Notice of any removal of the Trust Administrator and acceptance of appointment by the successor trust administrator shall be given to the Rating Agencies by the Depositor.

If no successor trust administrator shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation or receipt of a notice of removal, the resigning Trust Administrator may, at the Trust Fund’s expense, petition any court of competent jurisdiction for the appointment of a successor trust administrator.

Notwithstanding the foregoing, if the Master Servicer shall for any reason no longer be Master Servicer hereunder, at DLJMC’s request, the Trust Administrator shall resign, upon the selection and appointment of a successor trust administrator meeting the qualifications set forth in Section 10.06.

Any resignation or removal of the Trust Administrator and appointment of a successor trust administrator pursuant to any of the provisions of this Section 10.07 shall become effective upon acceptance of appointment by the successor trust administrator as provided in Section 10.08 hereof.

SECTION 10.08.	Successor Trust Administrator.

Any successor trust administrator appointed as provided in Section 10.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trust administrator an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trust administrator shall become effective and such successor trust administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Trust Administrator herein. The Depositor, upon receipt of all amounts due it hereunder, and the predecessor trust administrator shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trust administrator all such rights, powers, duties, and obligations.

No successor trust administrator shall accept appointment as provided in this Section 10.08 unless at the time of such acceptance such successor trust administrator shall be eligible under the provisions of Section 10.06 hereof and its acceptance shall not adversely affect the then current rating of the Certificates.

Upon acceptance of appointment by a successor trust administrator as provided in this Section 10.08, the Depositor shall mail notice of the succession of such trust administrator hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within ten days after acceptance of appointment by the successor trust administrator, the successor trust administrator shall cause such notice to be mailed at the expense of the Depositor.

SECTION 10.09.	Merger or Consolidation of Trust Administrator.

Any Person into which the Trust Administrator may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Trust Administrator shall be a party, or any Person succeeding to the business of the Trust Administrator, shall be the successor of the Trust Administrator hereunder, provided that such Person shall be eligible under the provisions of Section 10.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 10.10.	Appointment of Co-Trust Administrator or Separate Trust Administrator.

Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the Trust Administrator acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trust Administrator to act as co-trust administrator or co-trust administrators jointly with the Trust Administrator, or separate trust administrator or separate trust administrators, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the applicable Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 10.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trust Administrator may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within fifteen days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trust Administrator alone shall have the power to make such appointment. No co-trust administrator or separate trust administrator hereunder shall be required to meet the terms of eligibility as a successor trust administrator under Section 10.06 and no notice to Certificateholders of the appointment of any co-trust administrator or separate trust administrator shall be required under Section 10.08.

Every separate trust administrator and co-trust administrator shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a)               all rights, powers, duties and obligations conferred or imposed upon the Trust Administrator, except for any obligation of the Trust Administrator under this Agreement to advance funds on behalf of the Master Servicer or the Servicer, shall be conferred or imposed upon and exercised or performed by the Trust Administrator and such separate trust administrator or co-trust administrator jointly (it being understood that such separate trust administrator or co-trust administrator is not authorized to act separately without the Trust Administrator joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trust Administrator (whether as Trust Administrator hereunder or as successor to the Master Servicer or the Servicer), the Trust Administrator shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trust administrator or co-trust administrator, but solely at the direction of the Trust Administrator;

(b)               no trust administrator hereunder shall be held personally liable by reason of any act or omission of any other trust administrator hereunder; and

(c)               the Master Servicer and the Trust Administrator acting jointly may at any time accept the resignation of or remove any separate trust administrator or co-trust administrator.

Any notice, request or other writing given to the Trust Administrator shall be deemed to have been given to each of the then separate trust administrators and co-trust administrators, as effectively as if given to each of them. Every instrument appointing any separate trust administrator or co-trust administrator shall refer to this Agreement and the conditions of this Article X. Each separate trust administrator and co-trust administrator, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trust Administrator or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trust Administrator. Every such instrument shall be filed with the Trust Administrator and a copy thereof given to the Master Servicer or the Servicers and the Depositor.

Any separate trust administrator or co-trust administrator may, at any time, constitute the Trust Administrator, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. The Trust Administrator shall not be responsible for any action or inaction of any separate Trust Administrator or Co-Trust Administrator. If any separate trust administrator or co-trust administrator shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trust Administrator, to the extent permitted by law, without the appointment of a new or successor trust administrator.

SECTION 10.11.	Office of the Trust Administrator.

The office of the Trust Administrator for purposes of receipt of notices and demands is the Corporate Trust Office.

SECTION 10.12.	Tax Return.

The Master Servicer and each Servicer, upon request, will furnish the Trust Administrator with all such information related to the Mortgage Loans in the possession of the Master Servicer or such Servicer as may be reasonably required in connection with the preparation by the Trust Administrator of all tax and information returns of the Trust Fund, and the Trust Administrator shall sign such returns. The Master Servicer and each Servicer, severally and not jointly, shall indemnify the Trust Administrator for all reasonable costs, including legal fees and expenses, related to errors in such tax returns due to errors only in such information provided by the Master Servicer or by such Servicer.

SECTION 10.13.	Commission Reporting.

(a)               The Trust Administrator, each Servicer and the Master Servicer shall reasonably cooperate with the Depositor in connection with the Trust’s satisfying the reporting requirements under the Exchange Act. The Trust Administrator shall prepare on behalf of the Depositor any Forms 8-K and 10-K customary for similar securities as required by the Exchange Act and the rules and regulations of the Commission thereunder, and the Depositor shall sign and the Trust Administrator shall file (via EDGAR) such Forms on behalf of the Depositor. The Depositor hereby grants to the Trust Administrator a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until the earlier of (i) receipt by the Trust Administrator from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust.

(b)               Each Form 8-K shall be filed by the Trust Administrator within 15 days after each Distribution Date, with a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto. Prior to March 31st of the calendar year following the calendar year during which the Closing Date occurs (or such earlier date as may be required by the Exchange Act and the rules and regulations of the Commission), the Trust Administrator shall file a Form 10-K, in substance as required by applicable law or applicable Commission staff’s interpretations. Such Form 10-K shall include as exhibits, each Servicer’s and the Master Servicer’s annual statement of compliance described under Section 3.16 and the accountant’s report described under Section 3.17, in each case to the extent they have been timely delivered to the Trust Administrator. If they are not so timely delivered, the Trust Administrator shall file an amended Form 10-K including such documents as exhibits promptly after they are delivered to the Trust Administrator. The Trust Administrator shall have no liability with respect to any failure to properly or timely prepare or file such periodic reports resulting from or relating to the Trust Administrator’s inability or failure to obtain any information not resulting from its own negligence or willful misconduct. The Form 10-K shall also include a certification in the form attached hereto as Exhibit T (the “Depositor Certification”), which shall be signed by the senior officer of the Depositor in charge of securitization. The Trust Administrator shall have no responsibility to file any items other than those specified in this Section 10.13.

(c)               Not later than 15 calendar days before the date on which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, if such day is not a Business Day, the immediately preceding Business Day), the Trust Administrator shall sign a certification in the form attached hereto as Exhibit U (the “Trust Administrator Certification”) for the benefit of the Depositor and its officers, directors and affiliates regarding certain aspects of items 1 through 3 of the Depositor Certification. In addition, the Trust Administrator shall, subject to the provisions of Sections 10.01 and 10.02 hereof, indemnify and hold harmless the Depositor and each Person, if any, who “controls” the Depositor within the meaning of the 1933 Act and its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Trust Administrator’s obligations under this Section 10.13 or any inaccuracy made in the Trust Administrator Certification. If the indemnification provided for in this Section 10.13(c) is unavailable or insufficient to hold harmless such Persons, then the Trust Administrator shall contribute to the amount paid or payable by such Persons as a result of the losses, claims, damages or liabilities of such Persons in such proportion as is appropriate to reflect the relative fault of the Depositor on the one hand and the Trust Administrator on the other. The Trust Administrator acknowledges that the Depositor is relying on the Trust Administrator’s performance of its obligations under this Section 10.13 in order to perform its obligations under Section 10.13(b) above.

(d)               (i)Not later than 15 calendar days before the date on which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, if such day is not a Business Day, the immediately preceding Business Day), the Master Servicer will deliver to the Depositor and the Trust Administrator an Officer’s Certificate for the prior calendar year in substantially the form of Exhibit V-1 to this Agreement. The Master Servicer agrees to indemnify and hold harmless each of the Depositor, the Trust Administrator and each Person, if any, who “controls” the Depositor or the Trust Administrator within the meaning of the 1933 Act and their respective officers and directors against any and all losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees and expenses that such Person may sustain arising out of third party claims based on (i) the failure of the Master Servicer to deliver or cause to be delivered when required any Officer’s Certificate required pursuant to this Section 10.13(d)(i), or (ii) any material misstatement or omission contained in any Officer’s Certificate provided pursuant to this Section 10.13(d)(i). If an event occurs that would otherwise result in an indemnification obligation under clauses (i) or (ii) above, but the indemnification provided for in this Section 10.13(d)(i) by the Master Servicer is unavailable or insufficient to hold harmless such Persons, then the Master Servicer shall contribute to the amount paid or payable by such Persons as a result of the losses, claims, damages or liabilities of such Persons in such proportion as is appropriate to reflect the relative fault of the Depositor or Trust Administrator on the one hand and the Master Servicer on the other. The Master Servicer acknowledges that the Depositor and the Trust Administrator are relying on the Master Servicer’s performance of its obligations under this Agreement in order to perform their respective obligations under this Section 10.13.

(ii)               Not later than 15 calendar days before the date on which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or if such day is not a Business Day, the immediately preceding Business Day), each Servicer, with respect to the Mortgage Loans serviced by such Servicer, will deliver to the Trust Administrator, and the Trust Administrator shall forward to the Depositor and the Master Servicer, an Officer’s Certificate for the prior calendar year in substantially the form of Exhibit V-2 to this Agreement. Each Servicer agrees to indemnify and hold harmless each of the Depositor, the Trust Administrator, the Master Servicer and each Person, if any, who “controls” the Depositor, the Trust Administrator and the Master Servicer within the meaning of the 1933 Act and their respective officers and directors against any and all losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees and expenses that such Person may sustain arising out of third party claims based on (i) the failure of such Servicer to deliver or cause to be delivered when required any Officer’s Certificate required pursuant to this Section 10.13(d)(ii), or (ii) any material misstatement or omission contained in any Officer’s Certificate provided pursuant to this Section 10.13(d)(ii). If an event occurs that would otherwise result in an indemnification obligation under clauses (i) or (ii) above, but the indemnification provided for in this Section 10.13(d)(ii) by such Servicer is unavailable or insufficient to hold harmless such Persons, then such Servicer shall contribute to the amount paid or payable by such Persons as a result of the losses, claims, damages or liabilities of such Persons in such proportion as is appropriate to reflect the relative fault of the Depositor, Trust Administrator or the Master Servicer on the one hand and such Servicer on the other. Each Servicer acknowledges that the Depositor, the Trust Administrator and the Master Servicer are relying on such Servicer’s performance of its obligations under this Agreement in order to perform their respective obligations under this Section 10.13.

(e)               Upon any filing with the Commission, the Trust Administrator shall promptly deliver to the Depositor a copy of any executed report, statement or information.

(f)                If the Commission issues additional interpretative guidance or promulgates additional rules or regulations, or if other changes in applicable law occur, that would require the reporting arrangements, or the allocation of responsibilities with respect thereto, described in this Section 10.13, to be conducted differently than as described, the Depositor, each Servicer, the Master Servicer and the Trust Administrator will reasonably cooperate to amend the provisions of this Section 10.13 in order to comply with such amended reporting requirements and such amendment of this Section 10.13. Any such amendment shall be made in accordance with Section 12.01 without the consent of the Certificateholders, and may result in a change in the reports filed by the Trust Administrator on behalf of the Trust under the Exchange Act. Notwithstanding the foregoing, the Depositor, each Servicer, the Master Servicer and the Trust Administrator shall not be obligated to enter into any amendment pursuant to this Section 10.13 that adversely affects its obligations and immunities under this Agreement.

(g)               Prior to January 31 of the first year in which the Trust Administrator is able to do so under applicable law, the Trust Administrator shall file a Form 15D Suspension Notification with respect to the Trust.

SECTION 10.14.	Determination of Certificate Index.

On each Interest Determination Date, the Trust Administrator shall determine each Certificate Index for the Accrual Period and inform the Master Servicer and each Servicer of such rate and such rate shall be final and binding, absent a manifest error of the Trust Administrator.

ARTICLE XI

TERMINATION

SECTION 11.01.	Termination upon Liquidation or Purchase of all Mortgage Loans.

The obligations and responsibilities of the Master Servicer, the Special Servicer or the Servicers, the Back-Up Servicer, the Seller, the Depositor, the Trustee and the Trust Administrator created hereby with respect to the related Group or Groups created hereby shall terminate upon the earlier of:

(a)               (i)with respect to Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5 the purchase by the Terminating Entity, at its election, of all Mortgage Loans in such Loan Groups and all property acquired in respect of any remaining Mortgage Loan in such Loan Groups, which purchase right the Terminating Entity may exercise at its sole and exclusive election as of any Distribution Date (such applicable Distribution Date with respect to such Mortgage Loans being herein referred to as the “Optional Termination Date”) on or after the date on which the aggregate Principal Balance of the Mortgage Loans in such Loan Groups, at the time of the purchase is less than or equal to 10% of the Aggregate Groups 1-5 Collateral Balance as of the Initial Cut-off Date; and

(ii)               with respect to Loan Group 6, the purchase by the Terminating Entity, at its election, of all Mortgage Loans in such Loan Group and all property acquired in respect of any remaining Mortgage Loan in such Loan Group, which purchase right the Terminating Entity may exercise at its sole and exclusive election as of any Distribution Date (such applicable Distribution Date with respect to such Mortgage Loans being herein referred to as the “Optional Termination Date”) on or after the date on which the aggregate Principal Balance of the Mortgage Loans in such Loan Group, at the time of the purchase is less than or equal to 10% of the Aggregate Group 6 Collateral Balance as of the Initial Cut-off Date; and

(b)               the later of (i) twelve months after the maturity of the last Mortgage Loan remaining in the Trust Fund, (ii) the liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (iii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement.

In no event shall the trust created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Mr. Joseph P. Kennedy, former Ambassador of the United States to Great Britain, living on the date of execution of this Agreement or (ii) the Distribution Date in September 2037.

The Mortgage Loan Purchase Price for any such Optional Termination shall be equal to the greater of (a) the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan in the applicable Loan Group (other than in respect of REO Property) plus accrued and unpaid interest thereon from the date to which such interest was paid or advanced at the applicable Mortgage Rate, to but not including the Due Date in the month of the final Distribution Date (or the Net Mortgage Rate with respect to any Mortgage Loan currently serviced by the entity exercising such Optional Termination) and (ii) with respect to any REO Property, the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Depositor at the expense of the Depositor and (y) the Stated Principal Balance of each Mortgage Loan related to any REO Property, in each case and (iii) any remaining unreimbursed Advances, Servicing Advances and unpaid Servicing Fees (other than any unreimbursed Advances and Servicing Advances and unpaid Servicing Fees, if any, due to the Terminating Entity) and other amounts payable to the Trustee and Trust Administrator (the sum of (i), (ii) and (iii), collectively, the “Par Value”) and (b) the Fair Market Value of all of the property of the Trust.

The “Fair Market Value” shall be the fair market value of all of the property of the Trust, as agreed upon between the Terminating Entity and a majority of the holders of the Class AR-L Certificates; provided, however, that if the Terminating Entity and a majority of the holders of the Class AR-L Certificates do not agree upon the fair market value of all the property of the Trust, the Terminating Entity, or an agent appointed by the Terminating Entity, shall solicit bids for all of the property of the Trust until it has received three bids, and the Fair Market Value shall be equal to the highest of such three bids.

SECTION 11.02.	Procedure Upon Optional Termination.

(a)               In case of any Optional Termination pursuant to Section 11.01, the Terminating Entity shall, at least twenty days prior to the date notice is to be mailed to the affected Certificateholders notify the Trustee and Trust Administrator of such Optional Termination Date and of the applicable purchase price of the Mortgage Loans to be purchased. The Trust Administrator shall give notice to the Rating Agencies and the Servicers of election to purchase the Mortgage Loans pursuant to Section 11.01 hereof and of the Optional Termination Date.

(b)               Any purchase of the Mortgage Loans by the Terminating Entity shall be made on an Optional Termination Date by deposit of the applicable purchase price into the Certificate Account, as applicable, before the Distribution Date on which such purchase is effected. Upon receipt by the Trust Administrator of an Officer’s Certificate of the Terminating Entity certifying as to the deposit of such purchase price into the Certificate Account, the Trust Administrator and each co-Trust Administrator and separate Trust Administrator, if any, then acting as such under this Agreement, shall, upon request and at the expense of the Terminating Entity execute and deliver all such instruments of transfer or assignment, in each case without recourse, as shall be reasonably requested by the Terminating Entity to vest title in the Terminating Entity in the Mortgage Loans so purchased and shall transfer or deliver to the Terminating Entity the purchased Mortgage Loans. Any distributions on the Mortgage Loans which have been subject to an Optional Termination received by the Trust Administrator subsequent to (or with respect to any period subsequent to) the Optional Termination Date shall be promptly remitted by it to the Terminating Entity.

(c)               Notice of the Distribution Date on which the Trust Administrator anticipates that the final distribution shall be made (whether upon Optional Termination or otherwise), shall be given promptly by the Trust Administrator by first class mail to Holders of the affected Certificates. Such notice shall be mailed no earlier than the 15th day and not later than the 10th day preceding the applicable Optional Termination Date or date of final distribution, as the case may be. Such notice shall specify (i) the Distribution Date upon which final distribution on the affected Certificates will be made upon presentation and surrender of such Certificates at the office or agency therein designated, (ii) the amount of such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, such distribution being made only upon presentation and surrender of such Certificates at the office or agency maintained for such purposes (the address of which shall be set forth in such notice).

(d)               In the event that any Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trust

Administrator shall give a second written notice to the remaining such Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trust Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to the Trust Fund.

(e)               Notwithstanding anything to the contrary herein, the occurrence of an Optional Termination shall be subject to, and shall in no way adversely affect the right of GreenPoint to continue servicing and collecting its Servicing Fee for any GreenPoint Serviced Mortgage Loan that remains outstanding at the time of such Optional Termination or the right of Wells Fargo to continue servicing and collecting its Servicing Fee for any Wells Fargo Serviced Mortgage Loan that remains outstanding at the time of such Optional Termination.

SECTION 11.03.	Additional Termination Requirements.

(a)               In the event the Terminating Entity exercises its purchase option (x) pursuant to Section 11.01(A)(i) or (y) pursuant to Section 11.01(A)(ii) the related subsidiary REMIC shall be terminated in accordance with the following additional requirements, unless the Trustee and the Trust Administrator have received an Opinion of Counsel to the effect that the failure to comply with the requirements of this Section will not (i) result in the imposition of taxes on a “prohibited transaction” of any REMIC created hereunder, as described in Section 860F of the Code, or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

(i)                within 90 days prior to the final Distribution Date set forth in the notice given by Terminating Entity under Section 11.02, the Holder of the Class AR or Class AR-L Certificates shall adopt a plan of complete liquidation of REMIC I or REMIC II, as applicable; and

(ii)               at or after the time of adoption of any such plan of complete liquidation for REMIC I or REMIC II, as applicable, at or prior to the final Distribution Date, the Trustee shall sell all of the assets of REMIC I or REMIC II, as applicable, to the Depositor for cash.

(b)               Upon the exercise of an Optional Termination by Terminating Entity in respect of REMIC I or REMIC II, as applicable, pursuant to paragraph (a) of this Section, followed by the exercise of an Optional Termination in respect of the other subsidiary REMIC (the “Second Subsidiary REMIC”) pursuant to Section 11.01, each remaining REMIC shall be terminated in accordance with the following additional requirements, unless the Trustee and the Trust Administrator have received an Opinion of Counsel to the effect that the failure to comply with the requirements of this Section will not (i) result in the imposition of taxes on a “prohibited transaction” of a REMIC, as described in Section 860F of the Code, or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

(i)                concurrently with the adoption of the plan of complete liquidation of the Second Subsidiary REMIC, as set forth in paragraph (a) of this Section, the Holder of the Class AR or Class AR-L Certificates, as applicable, shall adopt a plan of complete liquidation of each remaining REMIC; and

(ii)               at or after the time of adoption of any such plan of complete liquidation for each such remaining REMIC, at or prior to the final Distribution Date of the Second

Subsidiary REMIC to be terminated, the Trustee shall sell all of the assets of each such remaining REMIC to the Depositor for cash.

(c)               By its acceptance of a Class AR or Class AR-L Certificate, the Holder thereof hereby agrees to adopt such a plan of complete liquidation and to take such other action in connection therewith as may be reasonably required to liquidate and otherwise terminate any REMIC created pursuant to this Agreement.

ARTICLE XII

MISCELLANEOUS PROVISIONS

SECTION 12.01.	Amendment.

(a)               This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Servicers, the Back-Up Servicer, the Special Servicer, the Seller, the Trust Administrator and the Trustee, without the consent of any of the Certificateholders,

(i)	to cure any error or ambiguity,

(ii)               to correct or supplement any provisions herein that may be inconsistent with any other provisions herein or in the Prospectus Supplement,

(iii)              to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any federal income tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such federal income tax and (B) such action will not adversely affect the status of the Trust Fund as a REMIC or adversely affect in any material respect the interests of any Certificateholder,

(iv)              in connection with the appointment of a successor servicer, to modify, eliminate or add to any of the servicing provisions, provided the Rating Agencies confirm the rating of the Certificates, or

(v)               to make any other provisions with respect to matters or questions arising under this Agreement that are not materially inconsistent with the provisions of this Agreement, provided that such action shall not adversely affect in any material respect the interests of any Certificateholder or cause an Adverse REMIC Event. Any Amendment pursuant to Section 12.01(a)(v) shall not be deemed to adversely affect in any material respect the interests of any Certificateholder if a letter is obtained from each Rating Agency stating that such amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

(b)               Except as provided in Section 12.01(c), this Agreement may be amended from time to time by the Depositor, the Master Servicer, the Servicers, the Back-Up Servicer, the Special Servicer, the Seller, the Trust Administrator and the Trustee with the consent of the Holders of Certificates evidencing, in the aggregate, not less than 66 2/3% of the Voting Rights of all the Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on or with respect to Mortgage Loans are required to be distributed with respect to any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of

Certificates in a manner other than as set forth in (i) above without the consent of the Holders of Certificates evidencing not less than 66 2/3% of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Stated Principal Balance of the Mortgage Loans specified in Section 11.01(a) relating to optional termination of the Trust Fund or (v) modify the provisions of this Section 12.01.

It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trust Administrator may prescribe.

(c)               This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Special Servicer, the Servicers, the Back-Up Servicer, the Trust Administrator and the Trustee for the purpose of making one or more REMIC elections with respect to one or more Classes of Certificates delivered to the Trustee and issuing one or more additional classes of certificates representing interests in the Classes of Certificates delivered to the Trustee; provided, however, such amendment shall require the consent of 100% of the Holders of the Certificates of the Class or Classes delivered to the Trust Administrator and such amendment shall not cause an Adverse REMIC Event.

(d)               Promptly after the execution of any amendment to this Agreement, the Trust Administrator shall furnish written notification of the substance of such amendment to each Certificateholder, and the Rating Agencies.

(e)               Prior to the execution of any amendment to this Agreement, each of the Trustee and the Trust Administrator shall receive and be entitled to conclusively rely on an Opinion of Counsel (at the expense of the Person seeking such amendment) stating that the execution of such amendment is authorized and permitted by this Agreement. The Trustee and the Trust Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee’s or the Trust Administrator’s own rights, duties or immunities under this Agreement.

(f)                The Master Servicer and the Trust Administrator may consent to any amendment of a Designated Servicing Agreement to make any other provisions with respect to matters or questions arising under such Designated Servicing Agreement or this Agreement that are not materially inconsistent with the provisions of such Designated Servicing Agreement and this Agreement, provided that such action shall not adversely affect in any material respect the interests of any Certificateholder or cause an Adverse REMIC Event. Any amendment pursuant to this Section 12.01(f) shall not be deemed to adversely affect in any material respect the interests of any Certificateholders if a letter is obtained from each Rating Agency stating that such amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

(g)               Neither the Master Servicer nor the Trust Administrator shall consent to any amendment of a Designated Servicing Agreement which shall adversely affect in any material respect the interests of the Holders of a Class of Certificates without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class.

It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment of a Designated Servicing Agreement, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trust Administrator may prescribe.

Promptly after the execution of any amendment to a Designated Servicing Agreement pursuant to this Section 12.01(f) or (g), the Trust Administrator shall furnish, upon written notice of such amendment, written notification of the substance of such amendment to each Certificateholder, and the Rating Agencies.

(h)               Notwithstanding any other provision of this Agreement, no amendment shall be made affecting the rights of the Holders of the Class P Certificates to receive Assigned Prepayment Premiums, including any amendment to Section 3.23, without the consent of 100% of the Holders of the Class P Certificates.

SECTION 12.02.	Recordation of Agreement; Counterparts.

(a)               This Agreement (other than Schedule I) is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. Such recordation, if any, shall be effected by the Depositor at its expense, but only upon direction by the Trustee (acting at the direction of the holders of Certificates evidencing a majority of the aggregate Class Principal Balance) accompanied by an Opinion of Counsel (at the Depositor’s expense) to the effect that non-recordation materially and adversely affects the interests of the Certificateholders.

(b)               For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

SECTION 12.03.	Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 12.04.	Intention of Parties.

(a)               It is the express intent of the Depositor, the Seller, the Master Servicer, the Special Servicer, the Servicers, the Trust Administrator and the Trustee that (i) the conveyance by DLJMC of the Mortgage Loans to the Depositor pursuant to the Assignment and Assumption Agreement and (v) the conveyance by the Depositor to the Trustee as provided for in Section 2.01 of each of the Seller’s and Depositor’s right, title and interest in and to the Mortgage Loans be, and be construed as, an absolute sale and assignment by DLJMC to the Depositor and by the Depositor to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that any conveyance be deemed to be a pledge of the Mortgage Loans by DLJMC to the Depositor or by the Depositor to the Trustee to secure a debt or other obligation. However, in the event that the Mortgage Loans are held to be property of DLJMC or the Depositor, as applicable, or if for any reason the Assignment and Assumption Agreement or this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (ii) the conveyances provided for in Section 2.01 shall be deemed to be a grant by the Seller and the Depositor to the Trustee on behalf of the Certificateholders, to secure payment in full of the Secured Obligations (as defined below), of a security interest in all of the Seller’s and the Depositor’s right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, and all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and uncertificated securities consisting of, arising from or relating to (A) the Mortgage Loans, including with respect to each Mortgage Loan, the Mortgage Note and related Mortgage, and all other documents in the related Trustee Mortgage Files, and including any Qualified Substitute Mortgage Loans; (B) pool insurance policies, hazard insurance policies and any bankruptcy bond relating to the foregoing, if applicable; (C) the Certificate Account; (D) the Collection Account; (E) all amounts payable after the Cut-off Date to the holders of the Mortgage Loans in accordance with the terms thereof; (F) all income, payments, proceeds and products of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account, whether in the form of cash, instruments, securities or other property; and (G) all cash and non-cash proceeds of any of the foregoing; (iii) the possession by the Trustee or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, documents, advices of credit, letters of credit, goods, certificated securities or chattel paper shall be deemed to be a “possession by the secured party,” or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-313, 8-313 or 8-321 thereof); and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, securities intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. “Secured Obligations” means (i) the rights of each Certificateholder to be paid any amount owed to it under this Agreement and (ii) all other obligations of the Seller and the Depositor under this Agreement and the Assignment and Assumption Agreement.

(b)               The Seller and the Depositor, and, at the Depositor’s direction, the Master Servicer or the Servicers, the Trustee and the Trust Administrator, shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority as applicable. The Depositor shall prepare and file, at the related Servicer’s expense, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee’s security interest in or lien on the Mortgage Loans, including without limitation (i) continuation statements, and (ii) such other statements as may be occasioned by any transfer of any interest of the Master Servicer or any Servicer or the Depositor in any Mortgage Loan.

SECTION 12.05.	Notices.

In addition to other notices provided under this Agreement, the Trust Administrator shall notify the Rating Agencies and the Back-Up Servicer in writing: (a) of any substitution of any Mortgage Loan; (b) of any payment or draw on any insurance policy applicable to the Mortgage Loans; (c) of the final payment of any amounts owing to a Class of Certificates; (d) any Event of Default under this Agreement; and (e) in the event any Mortgage Loan is purchased in accordance with this Agreement.

All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when received (i) in the case of the Depositor, Credit Suisse First Boston Mortgage Securities Corp., 11 Madison Avenue, 4th Floor, New York, New York 10010, Attention: Kari S. Roberts (with a copy to DLJ Mortgage Acceptance Corp., 11 Madison Avenue, 4th Floor, New York, New York 10010, Attention: Peter Sack); (ii) in the case of the Trustee, the Corporate Trust Office, Attention: Charles F. Pedersen, or such other address as may hereafter be furnished to the Depositor in writing by the Trustee; (iii) in the case of DLJMC, 11 Madison Avenue, 4th Floor, New York, New York 10010, Attention: Peter Sack (with a copy to DLJ Mortgage Acceptance Corp., 11 Madison Avenue, 4th Floor, New York, New York 10010, Attention: Bruce Kaiserman), or such other address as may be hereafter furnished to the Depositor and the Trustee by DLJMC in writing; (iv) in the case of Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Christine Lachnicht; (v) in the case of Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041; (vi) in the case of SPS, 3815 South West Temple, Salt Lake City, Utah 84115, Attention: Lester Cheng, with a copy to 3815 South West Temple, Salt Lake City, Utah 84115, Attention: General Counsel; (vii) in the case of Wells Fargo, as Master Servicer, Corporate Trust Office, 9062 Old Annapolis Road, Columbia, MD 21045, Attention: CSFB ARMT 2005-5 or such other address as may be hereafter furnished to the Depositor or the Trustee in writing by Wells Fargo; (viii) in the case of the Trust Administrator, the Corporate Trust Office; (ix) in the case of GreenPoint, 100 Wood Hollow Drive, Novato, CA 94945, Attn: Secondary Marketing for GPM, (x) in the case of the Special Servicer, 14523 SW Millikan Way, Beaverton, OR 97005, Attention: Heidi Peterson, (xi) in the case of Wells Fargo, with respect to servicing issues, Wells Fargo Bank, N.A., 1 Home Campus, Des Moines, Iowa 50328-0001, Attention: John B. Brown, MAC-X2401-042, Fax: (515) 213-7121, and with respect to all other issues, Wells Fargo Bank, N.A., 7495 New Horizon Way, Frederick, Maryland 21703, Attention: Ruth M. Kovalski, MAC-X3902-02X, Fax: (301) 846-8201, in each case with a copy to Wells Fargo Bank, N.A., 1 Home Campus, Des Moines, Iowa 50328-0001, Attention: General Counsel, MAC-X2401-06T, or such other address as may be hereafter furnished in writing by Wells Fargo and (xii) in the case of Dominion Bond Rating Service, Inc., 55 Broadway, New York, New York 10006. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid.

SECTION 12.06.	Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

SECTION 12.07.	Limitation on Rights of Certificateholders.

The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder’s legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trust Administrator a written notice of an Event of Default and of the continuance thereof, as provided herein, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request upon the Trust Administrator to institute such action, suit or proceeding in its own name as Trust Administrator hereunder and shall have offered to the Trust Administrator such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trust Administrator, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trust Administrator, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 12.07, each and every Certificateholder and the Trust Administrator shall be entitled to such relief as can be given either at law or in equity.

SECTION 12.08.	Certificates Nonassessable and Fully Paid.

It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trust Administrator pursuant to this Agreement, are and shall be deemed fully paid.

SECTION 12.09.	Protection of Assets.

Except for transactions and activities entered into in connection with the securitization that is the subject of this agreement, the trust created by this agreement is not authorized and has no power to:

(i)	borrow money or issue debt;
(ii)	merge with another entity, reorganize, liquidate or sell assets; or
(iii)	engage in any business or activities.

Each party to this agreement agrees that it will not file an involuntary bankruptcy petition against the Trust Fund or initiate any other form of insolvency proceeding until 366 days after the Certificates have been paid.

SECTION 12.10.	Non-Solicitation.

From and after the date of this Agreement, each of the Depositor, the Seller, the Master Servicer, the Servicers, the Trust Administrator and the Trustee agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on any such party’s behalf, to personally, by telephone, by mail, or electronically by e-mail or through the Interest or otherwise, solicit the borrower or obligor under any Mortgage Loan to refinance the Mortgage Loan, in whole or in part. Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Depositor, the Seller, the Master Servicer, any Servicer, the Trust Administrator or the Trustee or any affiliate of any such party that originates mortgage loans in the normal course, which are directed to the general public at large, or segments thereof, including, without limitation, mass mailings based on commercially acquired mailing lists or newspaper, radio and television advertisements shall not constitute solicitation under this Section 12.10, provided, that no segment of the general public shall consist primarily of the borrowers or obligors under the Mortgage Loans. None of the Depositor, the Seller, the Master Servicer, a Servicer, the Trust Administrator or the Trustee shall permit the sale of the name of any Mortgagor or any list of names that consist primarily of the Mortgages to any Person.

ARTICLE XIII

SPS AND THE MASTER SERVICER

SECTION 13.01.	Reports and Notices.

(a)               SPS shall provide the Master Servicer the following notices and reports in a timely manner and such notices and reports shall be prepared using the same methodology and calculations used in its standard servicing reports to the Master Servicer. SPS shall send all such notices and reports to the Master Servicer in a format used for its standard servicing reports. SPS agrees to provide the Master Servicer with read-only access to those portions of its default management and servicing platform that relate to the SPS Mortgage Loans.

(i)                All SPS Mortgage Loans – On each Data Remittance Date, commencing in June 2005, SPS shall provide the Master Servicer a report of each SPS Mortgage Loan indicating the information contained in Exhibit P for the period relating to the related Distribution Date.

(ii)               Liquidated Mortgage Loans – On each Data Remittance Date SPS shall provide the Master Servicer with a report listing each SPS Mortgage Loan that has liquidated or been satisfied in full indicating the information, or information substantially similar to the information, contained in Exhibit P together with all supporting documentation for the prior calendar month.

(iii)              Mortgage Guaranty Insurance Policy Claims – Where applicable, SPS shall provide the Master Servicer with copies of all claims filed under any Mortgage Guaranty Insurance Policy and the actual amount paid, together with the explanation of benefits (“EOB”) for each claim filed under any Mortgage Guaranty Insurance Policy in respect of a SPS Mortgage Loan. SPS shall remit the related Insurance Proceeds within five (5) Business Days after their receipt, submit to the Master Servicer a foreclosure settlement statement substantially in the form attached hereto as Exhibit Q and agrees not to deduct any related expenses prior to the Master Servicer’s approval of the related foreclosure settlement statement.

(iv)              Loss and Delinquency Test – SPS shall provide the Master Servicer with all information required for calculating the Loss and Delinquency Test, including but not limited to:

(A)              Loan level and aggregate Stated Principal Balance of all SPS Mortgage Loans 61-90 days delinquent including any loan(s) delinquent on a bankruptcy plan;

(B)              Loan level and aggregate Stated Principal Balance of all SPS Mortgage Loans 91 days and greater (that are not in foreclosure) including any loan(s) delinquent on a bankruptcy plan;

(C)              Loan level and aggregate Stated Principal Balance of all SPS Mortgage Loans that are active foreclosures;

(D)              Loan level and aggregate Stated Principal Balance of all SPS Mortgage Loans that are active REOs; and

(E)              Due dates for all SPS Mortgage Loans reported under the categories listed above in (A) through (D).

(b)               SPS shall make its servicing personnel available during normal business hours to respond, either orally or in writing by facsimile transmission, express mail, or electronic mail, to reasonable inquiries transmitted by the Master Servicer with respect to any SPS Mortgage Loan provided that SPS shall only be required to provide information that is readily accessible and available to its servicing personnel.

SECTION 13.02.         Master Servicer’s Oversight With Respect to the SPS Mortgage Loans.

(a)               The Master Servicer shall be permitted to provide SPS with advice, reports and recommendations regarding SPS’s collection efforts and the management of specific SPS Mortgage Loans, which advice may be made in writing, in the form of electronic mail or verbally. Such advice shall be based on an evaluation of the information provided pursuant to Section 13.01(a). The advice may include comparable analysis of the performance of the SPS Mortgage Loans with similar mortgage loans serviced by other mortgage loan servicers. Such advice may also take the form of benchmark comparisons that identify and interpret SPS’s strengths and weaknesses relative to similar, unidentified servicers in the industry.

(b)               Each party to the Agreement acknowledges that the Master Servicer’s advice is made in the form of recommendations, and that the Master Servicer does not have the right to direct SPS in performing its duties under this Agreement. SPS may, after review and analysis of any recommendation of the Master Servicer accept or reject such advice, in SPS’s sole discretion, subject to the duties and obligations of SPS set forth in this Agreement.

SECTION 13.03.	Termination.

The rights and obligations of the Master Servicer under Sections 13.01 and 13.02 of this Agreement shall terminate upon the earlier of (i) the appointment of a successor Servicer to SPS hereunder for all the SPS Mortgage Loans or (ii) the receipt by SPS of a rating of “above average” (or its equivalent) or better as a servicer of subprime mortgage loans by each Rating Agency that maintains a servicer rating system and a Rating on the Certificates.

SECTION 13.04.	Liability and Indemnification.

Neither the Master Servicer, nor any of its respective directors, officers, employees, or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to Sections 13.01 and 13.02 of this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such other Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of disregard of obligations and duties hereunder. The Master Servicer and any director, officer, employee, or agent thereof shall be entitled to rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

SECTION 13.05.	Confidentiality.

The Master Servicer agrees that all material, nonpublic information supplied to it by or on behalf of SPS relating to the SPS Serviced Mortgage Loans or details of SPS’s operations or SPS’s proprietary systems shall be treated confidentially except as otherwise provided by the terms of this Agreement or as required by law; it being understood that the provision of any such information by the Master Servicer to any party shall not cause such information to be considered public for purposes of this Section 13.05. The Master Servicer shall indemnify SPS against any loss, liability, claims, charges, damages, fines, penalties, judgments, actions, suits, costs and such other expenses incurred by SPS as a result of a breach by the Master Servicer of its obligations under this Section 13.05.

IN WITNESS WHEREOF, the Depositor, the Seller, the Trust Administrator, the Master Servicer, the Back-Up Servicer, the Trustee, the Special Servicer and the Servicers have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the date first written above.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., as Depositor

By:
Name:
Title:
DLJ MORTGAGE CAPITAL, INC., as Seller

By:
Name:
Title:
WELLS FARGO BANK, N.A., as Trust Administrator, as Master Servicer and as Back-Up Servicer

By:
Name:
Title:
U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:
WILSHIRE CREDIT CORPORATION, as Special Servicer

By
Name:
Title:

WELLS FARGO BANK, N.A., as a Servicer

By:
Name:
Title:
SELECT PORTFOLIO SERVICING, INC., as a Servicer

By:
Name:
Title:
GREENPOINT MORTGAGE FUNDING, INC. as a Servicer

By:
Name:
Title:

STATE OF NEW YORK	)
: ss.:
COUNTY OF NEW YORK	)

On this __ day of May, 2005, before me, personally appeared _____________, known to me to be a Vice President of Credit Suisse First Boston Mortgage Securities Corp., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK	)
: ss.:
COUNTY OF NEW YORK	)

On the __ day of May, 2005, before me, personally appeared ____________, known to me to be a Vice President of DLJ Mortgage Capital, Inc., one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[NOTARIAL SEAL]

STATE OF _______________	)
: ss.:
COUNTY OF _______________	)

COUNTY OF _____________)

On the _____ day of May, 2005 before me, a Notary Public in and for said State, personally appeared ____________________, known to me to be a __________________ of SPS, the Utah corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such limited partnership executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[NOTARIAL SEAL]

STATE OF _______________	)
: ss.:
COUNTY OF _______________	)

COUNTY OF _____________)

On the _____ day of May, 2005 before me, a Notary Public in and for said State, personally appeared ____________________, known to me to be a __________________ of Wilshire Credit Corporation, the __________ corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such limited partnership executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[NOTARIAL SEAL]

STATE OF _______________	)
: ss.:
COUNTY OF _______________	)

On the _____ day of May, 2005 before me, a Notary Public in and for said State, personally appeared ____________________, known to me to be a __________________ of Wells Fargo Bank, N.A., the national banking association that executed the within instrument and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such banking corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[NOTARIAL SEAL]

STATE OF _______________	)
: ss.:
COUNTY OF _______________	)

On the _____ day of May, 2005 before me, a Notary Public in and for said State, personally appeared ____________________, known to me to be a __________________ of Wells Fargo Bank, N.A., the national banking association that executed the within instrument and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such banking corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[NOTARIAL SEAL]

STATE OF _______________	)
: ss.:
COUNTY OF _______________	)

On the _____ day of May, 2005 before me, a Notary Public in and for said State, personally appeared ____________________, known to me to be a __________________ of Wells Fargo Bank, N.A., the national banking association that executed the within instrument and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such banking corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[NOTARIAL SEAL]

STATE OF _______________	)
: ss.:
COUNTY OF _______________	)

On the _____ day of May, 2005 before me, a Notary Public in and for said State, personally appeared ____________________, known to me to be a __________________ of Wells Fargo Bank, N.A., the national banking association that executed the within instrument and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such banking corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK	)
: ss.:
COUNTY OF NEW YORK	)

On the _____ day of May, 2005 before me, a Notary Public in and for said State, personally appeared ____________________, known to me to be a __________________ of U.S. Bank National Association, the national banking association that executed the within instrument and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK	)
: ss.:
COUNTY OF NEW YORK	)

On the _____ day of May, 2005 before me, a Notary Public in and for said State, personally appeared ____________________, known to me to be a __________________ of GreenPoint Mortgage Funding Inc., the federal savings bank that executed the within instrument and also known to me to be the person who executed it on behalf of said federal savings bank, and acknowledged to me that such federal savings bank executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[NOTARIAL SEAL]

EXHIBIT A

FORM OF CLASS A CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

A-1

Certificate No.	:	1
Cut-off Date	:	May 1, 2005
First Distribution Date	:	June 27, 2005

Initial Certificate Balance

of this Certificate

(“Denomination”)	:

Initial Certificate Balances

of all Certificates

of this Class	:
CUSIP	:
Pass-Through Rate	:	Variable
Maturity Date	:	September 2035

A-2

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Credit Suisse First Boston Mortgage Securities Corp.,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-5

Class [__]-A-[__]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as trust administrator, master servicer, servicer and back-up servicer, U.S. Bank National Association, as trustee, Wilshire Credit Corporation, as special servicer, and the other servicers that are signatories thereto. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

A-3

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: ___________________

WELLS FARGO BANK, N.A.
as Trust Administrator

By

Countersigned:

By
Authorized Signatory of
WELLS FARGO BANK, N.A.
as Trust Administrator

A-4

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2005-5,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-5

Class [__]-A-[___]

This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-5, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Seller, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

A-5

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, each Servicer, the Master Servicer, the Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, the Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Seller, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the Aggregate Groups 1-5 Collateral Balance is equal to 10% or less of the Aggregate Groups 1-5 Collateral Balance as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans in Group 1, Group 2, Group 3, Group 4 and Group 5 and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Group 6 Mortgage Loans is equal to 10% or less of the Aggregate Group 6 Collateral Balance as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group 6 Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in September 2037. Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

A-6

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
,
for the account of ,
account number , or, if mailed by check, to

Applicable statements should be mailed to

This information is provided by, the assignee named above, or, as its agent.

A-7

EXHIBIT B

FORM OF CLASS 6-M CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

B-1

Certificate No.	:	1
Cut-off Date	:	May 1, 2005
First Distribution Date	:	June 27, 2005

Initial Certificate Balance

of this Certificate

(“Denomination”)	:

Initial Certificate Balances

of all Certificates

of this Class	:

CUSIP	:
Pass-Through Rate	:	Variable
Maturity Date	:	September 2035

B-2

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2005-5,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-5

Class 6-M-[__]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as trust administrator, master servicer, servicer and back-up servicer, U.S. Bank National Association, as trustee, Wilshire Credit Corporation, as special servicer, and the other servicers that are signatories thereto. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

B-3

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: __________________

WELLS FARGO BANK, N.A.
as Trust Administrator

By

Countersigned:

By
Authorized Signatory of
WELLS FARGO BANK, N.A.
as Trust Administrator

B-4

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2005-5,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-5

Class 6-M-[__]

This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-5, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Seller, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

B-5

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, each Servicer, the Master Servicer, the Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, the Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Seller, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the Aggregate Groups 1-5 Collateral Balance is equal to 10% or less of the Aggregate Groups 1-5 Collateral Balance as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans in Group 1, Group 2, Group 3, Group 4 and Group 5 and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Group 6 Mortgage Loans is equal to 10% or less of the Aggregate Group 6 Collateral Balance as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group 6 Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in September 2037. Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

B-6

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
,
for the account of ,
account number , or, if mailed by check, to

Applicable statements should be mailed to

B-7

EXHIBIT C

FORM OF CLASS C-B CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT, AN ERISA-RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM. IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR ARRANGEMENT OR PERSON USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

C-1

Certificate No.	:	1
Cut-off Date	:	May 1, 2005
First Distribution Date	:	June 27, 2005

Initial Certificate Balance

of this Certificate

(“Denomination”)	:

Initial Certificate Balances

of all Certificates

of this Class	:

Percentage Interest	:	100%
CUSIP	:
Pass-Through Rate	:	Variable
Maturity Date	:	September 2035

C-2

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2005-5,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-5

Class C-B-[__]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [_____________________________________________], is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as trust administrator, master servicer, servicer and back-up servicer, U.S. Bank National Association, as trustee, Wilshire Credit Corporation, as special servicer, and the other servicers that are signatories thereto. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

[For C-B-7, C-B-8 and C-B-9 only] [No transfer of this Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trust Administrator in writing the facts surrounding the transfer and (i) deliver a letter in substantially the form of either Exhibit L and either (A) Exhibit M-1, provided that all of the Certificates of the Class shall be transferred to one investor or the Depositor otherwise consents to such transfer, or (B) Exhibit M-2 or (ii) there shall be delivered to the Trust Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Holder hereof desiring to affect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

Pursuant to Section 6.02(f) of the Agreement, no transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such ERISA-Restricted Certificate, acceptable to and in form and substance satisfactory to the Trust

C-3

Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or arrangement which representation letter shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund, (ii) if the purchaser is an insurance company and the ERISA-Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a person using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer or any other Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties or the Trust Fund. In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the trustee by the transferee’s acceptance of an ERISA-Restricted Certificate or by any beneficial owner who purchases an interest in this certificate in book-entry form. In the event that a representation is violated, or any attempt to transfer an ERISA-Restricted Certificate to a plan or arrangement or person using a plan’s or arrangement’s assets is attempted without the delivery to the Trustee of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

C-4

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: __________________

WELLS FARGO BANK, N.A.
as Trust Administrator

By

Countersigned:

By
Authorized Signatory of
WELLS FARGO BANK, N.A.
as Trust Administrator

C-5

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2005-5,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-5

Class C-B-[__]

This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-5, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Seller, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

C-6

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, each Servicer, the Master Servicer, the Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, the Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Seller, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the Aggregate Groups 1-5 Collateral Balance is equal to 10% or less of the Aggregate Groups 1-5 Collateral Balance as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans in Group 1, Group 2, Group 3, Group 4 and Group 5 and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Group 6 Mortgage Loans is equal to 10% or less of the Aggregate Group 6 Collateral Balance as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group 6 Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in September 2037. Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

C-7

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
,
for the account of ,
account number , or, if mailed by check, to

Applicable statements should be mailed to

This information is provided by, the assignee named above, or, as its agent.

C-8

EXHIBIT D-1

FORM OF CLASS AR CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF “RESIDUAL INTERESTS” ISSUED BY “REAL ESTATE MORTGAGE INVESTMENT CONDUITS,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR ARRANGEMENT, OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO ERISA OR TO THE CODE SHALL BE VOID AND OF NO EFFECT.

D-1-1

Certificate No.	:	1
Cut-off Date	:	May 1, 2005
First Distribution Date	:	June 27, 2005

Initial Certificate Balance

of this Certificate

(“Denomination”)	:

Initial Certificate Balances

of all Certificates

of this Class	:

CUSIP	:
Pass-Through Rate	:	Variable
Maturity Date	:	September 2035

D-1-2

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2005-5,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-5

Class AR

evidencing a percentage interest in the distributions allocable to the Class AR Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that Credit Suisse First Boston LLC, is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as trust administrator, master servicer, servicer and back-up servicer, U.S. Bank National Association, as trustee, Wilshire Credit Corporation, as special servicer, and the other servicers that are signatories thereto. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class AR Certificate at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York.

Pursuant to Section 6.02(f) of the Agreement, no transfer of this Residual Certificate shall be made unless the Trustee shall have received a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or arrangement which representation letter shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund. In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the Trustee by the transferee’s acceptance of this Residual Certificate or by any beneficial owner who purchases an interest in this Certificate in book-entry form. In the event that a representation is violated, or any attempt to transfer this Residual Certificate to a plan or arrangement or person using a plan’s or arrangement’s assets is attempted, the attempted transfer or acquisition of this Certificate shall be void and of no effect.

D-1-3

Each Holder of this Class AR Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class AR Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class AR Certificate may be transferred without delivery to the Trust Administrator of a transfer affidavit of the initial owner or the proposed transferee in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class AR Certificate must agree to require a transfer affidavit from any other person to whom such person attempts to Transfer its Ownership Interest in this Class AR Certificate as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class AR Certificate must agree not to transfer an Ownership Interest in this Class AR Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class AR Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

D-1-4

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: __________________

WELLS FARGO BANK, N.A.
as Trust Administrator

By

Countersigned:

By
Authorized Signatory of
WELLS FARGO BANK, N.A.
as Trust Administrator

D-1-5

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2005-5,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-5

Class AR

This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-5, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Seller, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

D-1-6

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, each Servicer, the Master Servicer, the Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, the Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Seller, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the Aggregate Groups 1-5 Collateral Balance is equal to 10% or less of the Aggregate Groups 1-5 Collateral Balance as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans in Group 1, Group 2, Group 3, Group 4 and Group 5 and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Group 6 Mortgage Loans is equal to 10% or less of the Aggregate Group 6 Collateral Balance as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group 6 Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in September 2037. Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

D-1-7

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
,
for the account of ,
account number , or, if mailed by check, to

Applicable statements should be mailed to

This information is provided by, the assignee named above, or, as its agent.

D-1-8

EXHIBIT D-2

FORM OF CLASS AR-L CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR ARRANGEMENT, OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO ERISA OR TO THE CODE SHALL BE VOID AND OF NO EFFECT.

D-2-1

Certificate No.	:	1
Cut-off Date	:	May 1, 2005
First Distribution Date	:	June 27, 2005

Initial Certificate Balance

of this Certificate

(“Denomination”)	:

Initial Certificate Balances

of all Certificates

of this Class	:

CUSIP	:
Pass-Through Rate	:	Variable
Maturity Date	:	September 2035

D-2-2

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2005-5,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-5

Class AR-L

evidencing a percentage interest in the distributions allocable to the Class AR-L Certificates with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [__________________________________], is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as trust administrator, master servicer, servicer and back-up servicer, U.S. Bank National Association, as trustee, Wilshire Credit Corporation, as special servicer, and the other servicers that are signatories thereto. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class AR-L Certificate at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York.

Pursuant to Section 6.02(f) of the Agreement, no transfer of this Residual Certificate shall be made unless the Trustee shall have received a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or arrangement which representation letter shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund. In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the Trustee by the transferee’s acceptance of this Residual Certificate or by any beneficial owner who purchases an interest in this Certificate in book-entry form. In the event that a representation is violated, or any attempt to transfer this Residual Certificate to a plan or arrangement or person using a plan’s or arrangement’s assets is attempted, the attempted transfer or acquisition of this Certificate shall be void and of no effect.

D-2-3

Each Holder of this Class AR-L Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class AR-L Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class AR-L Certificate may be transferred without delivery to the Trust Administrator of a transfer affidavit of the initial owner or the proposed transferee in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class AR-L Certificate must agree to require a transfer affidavit from any other person to whom such person attempts to Transfer its Ownership Interest in this Class AR-L Certificate as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class AR-L Certificate must agree not to transfer an Ownership Interest in this Class AR-L Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class AR-L Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

D-2-4

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: __________________

WELLS FARGO BANK, N.A.
as Trust Administrator

By

Countersigned:

By
Authorized Signatory of
WELLS FARGO BANK, N.A.
as Trust Administrator

D-2-5

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2005-5,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-5

Class AR-L

This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Adjustable Rate CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-5, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last day of the calendar month preceding the month in which such Distribution Date occurs.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Seller, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

D-2-6

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicer, the Master Servicer, the Seller, the Trustee and the Trust Administrator and any agent of the Depositor, the Servicer, the Master Servicer, the Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Master Servicer, the Seller, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the Aggregate Groups 1-5 Collateral Balance is equal to 10% or less of the Aggregate Groups 1-5 Collateral Balance as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans in Group 1, Group 2, Group 3, Group 4 and Group 5 and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Group 6 Mortgage Loans is equal to 10% or less of the Aggregate Group 6 Collateral Balance as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group 6 Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in September 2037. Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

D-2-7

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
,
for the account of ,
account number , or, if mailed by check, to

Applicable statements should be mailed to

This information is provided by, the assignee named above, or, as its agent.

D-2-8

EXHIBIT E

FORM OF CLASS P CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT, OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM. IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR ARRANGEMENT OR PERSON ACTING ON BEHALF OF A PLAN OR USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

E-1

Certificate No.	: P-1
Cut-off Date	: May 1, 2005
First Distribution Date	: June 27, 2005
Percentage Interest	: ____%
CUSIP	:
Maturity Date	: September 2035

E-2

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2005-5,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-5,

Class P

evidencing a 100% Percentage Interest in the distributions allocable to the Class P Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that _____________________________, is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as trust administrator, master servicer, servicer and back-up servicer, U.S. Bank National Association, as trustee, Wilshire Credit Corporation, as special servicer, and the other servicers that are signatories thereto. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

No transfer of this Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trust Administrator in writing the facts surrounding the transfer and (i) deliver a letter in substantially the form of either Exhibit L and either (A) Exhibit M-1, provided that all of the Certificates of the Class shall be transferred to one investor or the Depositor otherwise consents to such transfer, or (B) Exhibit M-2 or (ii) there shall be delivered to the Trust Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

Pursuant to Section 6.02(f) of the Agreement, no transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such ERISA-Restricted Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to

E-3

Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or arrangement which representation letter shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund, (ii) if the purchaser is an insurance company and the ERISA-Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a person using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer or any other Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties or the Trust Fund. In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the Trustee by the transferee’s acceptance of an ERISA-Restricted Certificate or by any beneficial owner who purchases an interest in this certificate in book-entry form. In the event that a representation is violated, or any attempt to transfer an ERISA-Restricted Certificate to a plan or arrangement or person using a plan’s or arrangement’s assets is attempted without the delivery to the Trustee of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

Reference is hereby made to the further provisions of this Certificate set forth following the signature page hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

On any Distribution Date on which the Aggregate Groups 1-5 Collateral Balance is equal to 10% or less of the Aggregate Groups 1-5 Collateral Balance as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans in Group 1, Group 2, Group 3, Group 4 and Group 5 and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Group 6 Mortgage Loans is equal to 10% or less of the Aggregate Group 6 Collateral Balance as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group 6 Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in September 2037. Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

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IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: _______________________

WELLS FARGO BANK, N.A.
as Trust Administrator

By

Countersigned:

By
Authorized Signatory of
WELLS FARGO BANK, N.A.
as Trust Administrator

E-5

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2005-5,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-5,

Class P

This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Adjustable Rate Mortgage Trust 2005-5, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Seller, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

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As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, each Servicer, the Master Servicer, each Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, each Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Seller, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
,
for the account of ,
account number , or, if mailed by check, to

Applicable statements should be mailed to

This information is provided by, the assignee named above, or, as its agent.

E-8

EXHIBIT F

FORM OF CLASS 6-X CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT, OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM. IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR ARRANGEMENT OR PERSON ACTING ON BEHALF OF A PLAN OR USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

F-1

Certificate No.	:	1
Cut-off Date	:	May 1, 2005
First Distribution Date	:	June 27, 2005

Initial Notional Amount of this

Certificate (“Denomination”)	:

Initial Class Notional Amount of

all Certificates of this Class	:
Percentage Interest	:	100%
CUSIP	:
Pass-Through Rate	:	N/A
Maturity Date	:	September 2035

E-2

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2005-5,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-5

Class 6-X

evidencing a 100% Percentage Interest in the distributions allocable to the Class 6-X Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [_____________________________________________], is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as trust administrator, master servicer, servicer and back-up servicer, U.S. Bank National Association, as trustee, Wilshire Credit Corporation, as special servicer, and the other servicers that are signatories thereto. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

No transfer of this Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trust Administrator in writing the facts surrounding the transfer and (i) deliver a letter in substantially the form of either Exhibit L and either (A) Exhibit M 1, provided that all of the Certificates of the Class shall be transferred to one investor or the Depositor otherwise consents to such transfer, or (B) Exhibit M 2 or (ii) there shall be delivered to the Trust Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

Pursuant to Section 6.02(f) of the Agreement, no transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such ERISA-Restricted Certificate, acceptable to and in form and substance satisfactory to the Trust

E-3

Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or arrangement which representation letter shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund, (ii) if the purchaser is an insurance company and the ERISA-Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a person using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer or any other Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties or the Trust Fund. In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the Trustee by the transferee’s acceptance of an ERISA-Restricted Certificate or by any beneficial owner who purchases an interest in this certificate in book-entry form. In the event that a representation is violated, or any attempt to transfer an ERISA-Restricted Certificate to a plan or arrangement or person using a plan’s or arrangement’s assets is attempted without the delivery to the Trustee of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

On any Distribution Date on which the Aggregate Groups 1-5 Collateral Balance is equal to 10% or less of the Aggregate Groups 1-5 Collateral Balance as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans in Group 1, Group 2, Group 3, Group 4 and Group 5 and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Group 6 Mortgage Loans is equal to 10% or less of the Aggregate Group 6 Collateral Balance as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group 6 Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in September 2037. Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

E-4

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: __________________

WELLS FARGO BANK, N.A.
as Trust Administrator

By

Countersigned:

By
Authorized Signatory of
WELLS FARGO BANK, N.A.
as Trust Administrator

E-5

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2005-5,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-5

Class 6-X

This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-5, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Seller, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

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As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, each Servicer, the Master Servicer, the Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, the Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Seller, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
,
for the account of ,
account number , or, if mailed by check, to

Applicable statements should be mailed to

This information is provided by, the assignee named above, or, as its agent.

E-8

EXHIBIT G

[RESERVED]

G-1

EXHIBIT H

FORM OF SERVICER INFORMATION

The following information will be e-mailed to the Master Servicer by each Servicer and to the Trust Administrator by the Master Servicer:

Servicer Loan Number

Trust Loan Number (if applicable)

Scheduled Net Interest

Scheduled Principal

Curtailment Applied

Curtailment Adjustment

Mortgage Rate

Servicing Fee Rate

P&I Payment

Beginning Scheduled Balance

Ending Scheduled Balance

Ending Actual Principal Balance

Due Date

Prepayment in full Principal

Prepayment in full Net Interest

Prepayment in full Penalty

Delinquencies:

1-30
31-60
61-90
91 +

Foreclosures

REO Properties

Loss Amounts & Loss Types (i.e., Bankruptcy, Excess, Deficient Valuation, Debt Reduction)

Wells Fargo Bank NA

9062 Old Annapolis Road

Columbia, MD 20145

Attention: Client Manager, CSFB ARMT 2005-5

Phone No. 410-884-2000

Fax No. 410-715-2380

[name]

Wells Fargo Bank, N.A.

[address]

Phone No. [________]

Fax No. [________]

[email]

H-1

WELLS FARGO BANK, N.A.

Form 332

Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan’s removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the “Statement Date”) in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1.	The actual Unpaid Principal Balance of the Mortgage Loan.
2.	The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.
3-7.

Complete as necessary. All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

8.	Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.
10.	The total of lines 1 through 9.

Credits

11-17.

Complete as necessary. All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.	The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19.	The total derived from subtracting line 18 from 10. If the amount represents a realized gain, show the amount in parenthesis ( ).

H-2

WELLS FARGO BANK, N.A.

CALCULATION OF REALIZED LOSS

WELLS FARGO BANK, N.A. Trust: ___________________________

Prepared by: __________________	Date: _______________

Phone: ______________________

Service Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A.

Loan No._____________________________

Borrower’s Name:________________________________________________________

Property

Address:________________________________________________________________

Liquidation and Acquisition Expenses:
Actual Unpaid Principal Balance of Mortgage Loan	$ _______________(1)
Interest accrued at Net Rate	________________(2)
Attorney’s Fees	________________(3)
Taxes	________________(4)
Property Maintenance	________________(5)
MI/Hazard Insurance Premiums	________________(6)
Hazard Loss Expenses	________________(7)
Accrued Servicing Fees	________________(8)
Other (itemize)	________________(9)
_________________________________________	$ _________________
_________________________________________	__________________
_________________________________________	__________________
_________________________________________	__________________
Total Expenses	$ ______________(10)
Credits:
Escrow Balance	$ ______________(11)
HIP Refund	________________(12)
Rental Receipts	________________(13)
Hazard Loss Proceeds	________________(14)
Primary Mortgage Insurance Proceeds	________________(15)
Proceeds from Sale of Acquired Property	________________(16)
Other (itemize)	________________(17)
_________________________________________	___________________
_________________________________________	___________________
Total Credits	$________________(18)
Total Realized Loss (or Amount of Gain)	$________________(19)

H-3

EXHIBIT I-1

FORM OF TRUST RECEIPT AND INITIAL CERTIFICATION

[_________________, 200_]

U.S. Bank National Association

as Trustee for the

Adjustable Rate Mortgage Trust 2005-5

Corporate Trust Services/Structured Finance

60 Livingston Avenue, EP MN WS3D

St. Paul, Minnesota 55107

Wells Fargo Bank, N.A.,

as Trust Administrator and Master Servicer for the

Adjustable Rate Mortgage Trust 2005-5

9062 Old Annapolis Road,

Columbia, MD 21045

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue

New York, New York 10010

Attention: Peter Sack

Re:	Custodial Agreement, dated as of May 1, 2005, among U.S. Bank National Association, as Trustee, Wells Fargo Bank, N.A., as Trust Administrator, and [_______________], as Custodian.

Ladies and Gentlemen:

In accordance with the provisions of Section 4 of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies as to each Mortgage Loan in the Mortgage Loan Schedule that (i) it has received the original Mortgage Note and Assignment of Mortgage with respect to each Mortgage Loan identified on the Mortgage Loan Schedule attached hereto and (ii) such Mortgage Note has been reviewed by it and appears regular on its face and relates to such Mortgage Loan. The Custodian makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each Custodial File or of any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

The Custodian hereby confirms that it is holding each such Mortgage Note, Assignment of Mortgage and Assignment of Note as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole direction, of the Trustee pursuant to the terms and conditions of the Custodial Agreement.

This Trust Receipt and Initial Certification is not divisible or negotiable.

The Custodian will accept and act on instructions with respect to the Mortgage Loans subject hereto upon surrender of this Trust Receipt and Initial Certification at its office at [CUSTODIAN ADDRESS], Attention: Document Custodian.

I-1

Capitalized terms used herein shall have the meaning ascribed to them in the Custodial Agreement.

[ ], as Custodian
By: Name: Title:

I-2

EXHIBIT I-2

FORM OF TRUST RECEIPT AND SUBSEQUENT CERTIFICATION

[_________________, 200_]

U.S. Bank National Association

as Trustee for the

Adjustable Rate Mortgage Trust 2005-5

Corporate Trust Services/Structured Finance

60 Livingston Avenue, EP MN WS3D

St. Paul, Minnesota 55107

Wells Fargo Bank, N.A.,

as Trust Administrator and Master Servicer for the

Adjustable Rate Mortgage Trust 2005-5

9062 Old Annapolis Road,

Columbia, MD 21045

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue

New York, New York 10010

Attention: Peter Sack

Re:	Custodial Agreement, dated as of May 1, 2005, among U.S. Bank National Association, as Trustee, Wells Fargo Bank, N.A., as Trust Administrator, and [_______________], as Custodian.

Ladies and Gentlemen:

In accordance with the provisions of Section 4 of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies as to each Subsequent Mortgage Loan that (i) it has received the original Mortgage Note and Assignment of Mortgage with respect to each such Subsequent Mortgage Loan identified on the Mortgage Loan Schedule attached hereto and (ii) such Mortgage Note has been reviewed by it and appears regular on its face and relates to such Subsequent Mortgage Loan. The Custodian makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each Custodial File or of any of the Subsequent Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Subsequent Mortgage Loan.

The Custodian hereby confirms that it is holding each such Mortgage Note, Assignment of Mortgage and Assignment of Note as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole direction, of the Trustee pursuant to the terms and conditions of the Custodial Agreement.

This Trust Receipt and Subsequent Certification is not divisible or negotiable.

The Custodian will accept and act on instructions with respect to the Subsequent Mortgage Loans subject hereto upon surrender of this Trust Receipt and Subsequent Certification at its office at [CUSTODIAN ADDRESS], Attention: Document Custodian.

I-2-1

Capitalized terms used herein shall have the meaning ascribed to them in the Custodial Agreement.

[ ], as Custodian
By: Name: Title:

I-2-2

EXHIBIT J

FORM OF TRUST RECEIPT AND FINAL CERTIFICATION

[date]

U.S. Bank National Association

as Trustee for the

Adjustable Rate Mortgage Trust 2005-5

Corporate Trust Services/Structured Finance

60 Livingston Avenue, EP MN WS3D

St. Paul, Minnesota 55107

Wells Fargo Bank, N.A.,

as Trust Administrator and Master Servicer for the

Adjustable Rate Mortgage Trust 2005-5

9062 Old Annapolis Road,

Columbia, MD 21045

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue

New York, New York 10010

Attention: Peter Sack

Re:	Custodial Agreement, dated as of May 1, 2005, among U.S. Bank National Association, as Trustee, Wells Fargo Bank, N.A., as Trust Administrator, and [____________________], as Custodian

Ladies and Gentlemen:

In accordance with the provisions of Section [5][6] of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies that as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto) it has reviewed the Custodial Files and has determined that (i) all documents required to be delivered to it pursuant to Sections 2(i)-(ix) of the Custodial Agreement are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and related to such Mortgage Loan; (iii) all Assignments of Mortgage or intervening assignments of mortgage, as applicable, have been submitted for recording in the jurisdictions in which recording is necessary; and (iv) each Mortgage Note has been endorsed as provided in Section 2(ii) of the Custodial Agreement and each Mortgage has been assigned in accordance with Section 2(vi) of the Custodial Agreement. The Custodian makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each Custodial File or of any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

The Custodian hereby confirms that it is holding each such Custodial File as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole direction, of Trustee pursuant to the terms and conditions of the Custodial Agreement.

This Trust Receipt and Final Certification is not divisible or negotiable.

J-1

The Custodian will accept and act on instructions with respect to the Mortgage Loans subject hereto upon surrender of this Trust Receipt and Initial Certification at its office at [CUSTODIAN ADDRESS], Attention: Document Custodian.

Capitalized terms used herein shall have the meaning ascribed to them in the Custodial Agreement.

[ ], as Custodian
By: Name: Title:

J-2

EXHIBIT K

FORM OF REQUEST FOR RELEASE

[date]

To: U.S. Bank National Association

In connection with the administration of the Mortgage Loans held by you as Trustee under the Pooling and Servicing Agreement dated as of May 1, 2005, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Select Portfolio Servicing, Inc., as a servicer, Wilshire Credit Corporation, as special servicer, U.S. Bank National Association as trustee, and Wells Fargo Bank, N.A., as a servicer, master servicer, trust administrator, and the other servicers that are signatories thereto (the “Pooling and Servicing Agreement”), the undersigned hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor’s Name:

Address:

Loan No.:

Reason for requesting file:

____	1.

Mortgage Loan paid in full.
(The Servicer hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____	2.	Mortgage Loan repurchased.(The Servicer hereby certifies that the Purchase Price has been credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____	3.	The Mortgage Loan is being foreclosed.

____	4.	Other. (Describe)

The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned, except if the Mortgage Loan has been paid in full or repurchased (in which case the Mortgage File will be retained by us permanently) when no longer required by us for such purpose.

K-1

Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

[NAME OF SERVICER]

By:
Name:
Title:

K-2

EXHIBIT L

FORM OF TRANSFEROR CERTIFICATE

[date]

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue, 4th Floor

New York, NY 10010

Attention: Peter Sack

[Trust Administrator]

Re:	[__________________] Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the “Act”), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Class AR Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

Very truly yours,

Print Name of Transferor

By:
Authorized Officer

L-1

EXHIBIT M-1

FORM OF INVESTMENT LETTER

[date]

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue, 4th Floor

New York, NY 10010

Attention: Peter Sack

[Trust Administrator]

Re:	[__________________] Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an “accredited investor,” as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan or arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we using the assets of any such plan or arrangement, (ii) we are providing an Opinion of Counsel which establishes to the reasonable satisfaction of the Trust Administrator that the purchase and holding of ERISA-Restricted Certificates by, on behalf of or with “plan assets” of such plan or arrangement will not result in non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer or any other Servicer to any obligation in addition to those undertaken in this Agreement or (iii) if, in the case of ERISA-Restricted Certificates that have been the subject of an ERISA-Qualifying Underwriting, we are an insurance company, we are purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and our purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

M-1-1

Very truly yours,

Print Name of Transferor

By:
Authorized Officer

M-1-2

EXHIBIT M-2

FORM OF RULE 144A LETTER

[date]

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue, 4th Floor

New York, NY 10010

Attention: Peter Sack

[Trust Administrator]

Re:	[__________________] Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan or arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we using the assets of any such plan or arrangement, (ii) we are providing an Opinion of Counsel which establishes to the reasonable satisfaction of the Trust Administrator that the purchase and holding of ERISA-Restricted Certificates by, on behalf of or with “plan assets” of such plan will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer or any other Servicer to any obligation in addition to those undertaken in this Agreement or (iii) if, in the case of an ERISA-Restricted Certificates that have been the subject of an ERISA-Qualifying Underwriting, we are an insurance company, we are purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and our purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Act (“Rule 144A”) and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2, (g) we are aware that the sale to us is being made in reliance on Rule 144A, and (i) we are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (A) to a person reasonably believed to be a

M-2-1

qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (B) pursuant to another exemption from registration under the Act.

Very truly yours,

Print Name of Transferor

By:
Authorized Officer

M-2-2

EXHIBIT N

FORM OF INVESTOR TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF	)
: ss.:
COUNTY OF	)

[NAME OF OFFICER], being first duly sworn, deposes and says:

1.   That he is [Title of Officer] or [Name of Owner] (record or beneficial owner (the “Owner”) of the Class [AR/AR-L] Certificates (the “Class [AR/AR-L] Certificates”)), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

2.   That the Owner (i) is not and will not be a “disqualified organization” as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class [AR/AR-L] Certificates, and (iii) is acquiring the Class [AR/AR-L] Certificates for its own account. A “Permitted Transferee” is any person other than a “disqualified organization.” (For this purpose, a “disqualified organization” means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers’ cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3.   That the Owner is aware (i) of the tax that would be imposed on transfers of Class [AR/AR-L] Certificates to disqualified organizations under the Code; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class [AR/AR-L] Certificates may be “noneconomic residual interests” within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

4.   That the Owner is aware of the tax imposed on a “pass-through entity” holding Class [AR/AR-L] Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a “pass through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5.   That the Owner is aware that the Trustee will not register the Transfer of any Class [AR/AR-L] Certificates unless the transferee, or the transferee’s agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The

N-1

Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

6.   That the Owner has reviewed the restrictions set forth on the face of the Class [AR/AR-L] Certificates and the provisions of Section 6.02 of the Pooling and Servicing Agreement under which the Class [AR/AR-L] Certificates were issued. The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

7.   That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class [AR/AR-L] Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

8.	That the Owner’s Taxpayer Identification Number is ________________.

9.   That the Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any State thereof or the District of Columbia, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

10.                 That no purpose of the Owner relating to the purchase of the Class [AR/AR-L] Certificate by the Owner is or will be to impede the assessment or collection of tax.

11.                 That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

12.                 That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

13.                 That no purpose of the Owner relating to any sale of the Class [AR/AR-L] Certificate by the Owner will be to impede the assessment or collection of tax.

14.                 The Owner hereby agrees to cooperate with the Trustee and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the Trust Fund.

15.                 That the Owner is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (a “Plan”), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with “plan assets” of any Plan.

16.                 The Owner hereby agrees that it will not take any action that could endanger the REMIC status of the Trust Fund or result in the imposition of tax on the Trust Fund unless counsel for, or acceptable to, the Trustee has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

17.                 The Owner has provided financial statements or other financial information requested by the transferor in connection with the transfer of the Residual Certificates to permit the transferor to assess the financial capability of the Owner to pay any such taxes.

N-2

IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of ___________.

[NAME OF OWNER]

By:
[Name of Officer]
[Title of Officer]

[Corporate Seal]

ATTEST:

[Assistant] Secretary

N-3

Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

Subscribed and sworn before me this _____ day of _______________________.

NOTARY PUBLIC

COUNTY OF

STATE OF

My Commission expires the day of , 20 .

N-4

EXHIBIT O

FORM OF TRANSFER CERTIFICATE

[date]

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue, 4th Floor

New York, New York 10010

Attention: Peter Sack

[_____________________]

[_____________________]

[_____________________]

Re:	[_________________________] Mortgage Backed Pass Through Certificates, Series 200_ ___, Class AR (the “Certificates”)

Ladies and Gentlemen:

This letter is delivered to you in connection with the sale by _________________ (the “Seller”) to ____________________________________ (the “Purchaser”) of a _______% Percentage Interest in the above referenced Certificates, pursuant to Section 6.02 of the Pooling and Servicing Agreement dated as of May 1, 2005, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as trust administrator, master servicer, servicer and back-up servicer, U.S. Bank National Association, as trustee, Wilshire Credit Corporation, as special servicer, and the other servicers that are signatories thereto (the “Pooling and Servicing Agreement”). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

1.          No purpose of the Seller relating to sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of any tax.

2.          The Seller understands that the Purchaser has delivered to the Trustee a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit N. The Seller does not know or believe that any representation contained therein is false.

3.          The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

4.          The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificate.

5.          The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

6.   The Purchaser has represented to the Seller that, if the Certificate constitutes a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may

O-1

incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificate as they become due.

Very truly yours,

[SELLER]

By:
Name:
Title:

O-2

EXHIBIT P

FORM OF SPS MORTGAGE LOANS REPORT

DATA AND FORMAT TO BE PROVIDED BY SPS TO THE MASTER SERVICER

(in Excel format)

ALL SPS MORTGAGE LOANS

FIELD FORMAT	FIELD
Name*	Text
Lien Position *	Text/Number
FICO Score*	Number
Original Occupancy*	Text
Documentation*	Text
Purpose*	Text
Original Loan Amount*	Number
Original Appraisal Value*	Number
Original LTV*	Number
Original P&I*	Number
Original Interest Rate*	Number
First Payment Date*	MM/DD/YY
Origination Date*	MM/DD/YY
Originator*	Text
Loan Term*	Number
Product Type (adjustable rate or fixed rate)*	Text
Property Type*	Text
Street Address*	Text
City*	Text
Zip Code*	Text
State*	Text
MI Certificate Number*	Number
Prepayment Flag	Text
Prepayment Expiration Date	MM/DD/YY
Loan Number	Text
Deal Identifier by Loan	Text
Current Loan Amount	Number
Current LTV	Number
Current Interest Rate	Number
Last Interest Payment Date	MM/DD/YY
Current P&I Payment Amount	Number
Paid Off Code	Text
Scheduled Balance	Number
Calculation of Retained Yield by Loan Number (if applicable to the transaction)	Number
Reporting of Delinquency Status on Defaulted Mortgage Loans	Text
Current Market Value	Number
Date of Market Value	MM/DD/YY
As-is Value	Number
Repaired Value	Number
Type of Valuation	Text
Foreclosure Flag	Text

P-1

Bankruptcy Flag	Text
Date NOD sent to MI company	MM/DD/YY
Foreclosure Start Date (Referral Date)	MM/DD/YY
Scheduled Foreclosure Sale Date	MM/DD/YY
Foreclosure Actual Sale Date	MM/DD/YY
Actual Notice of Intent Date	MM/DD/YY
Actual First Legal Date	MM/DD/YY
Bankruptcy Chapter	Number
Actual Bankruptcy Start Date	MM/DD/YY
Actual Payment Plan Start and End Dates	MM/DD/YY
List Date	MM/DD/YY
List Price	Number
Vacancy/Occupancy Status	Text
Actual Eviction Start Date	MM/DD/YY
Actual Eviction Completion Date	MM/DD/YY
Actual REO Start Date	MM/DD/YY
Sales Price	Number
Actual Closing Date	MM/DD/YY
Net Sales Proceeds	Number
Mortgage Insurance Claim Filing Date	MM/DD/YY
Mortgage Insurance Proceeds Received	Number
Date Mortgage Insurance Proceeds Received	MM/DD/YY
Collection History

P-2

EXHIBIT Q

FORM OF FORECLOSURE SETTLEMENT STATEMENT

REMIC #				Ending Interest Rate:
Original Amount of Loan:				Fixed or Adjustable:
UPB Accrued Int to frcl sale:
Advanced Delinquent Interest:
Date Borrower Paid To:		/ /
Borrower’s Name:
Property Address:

MSP Bank/Category
Note Date:		/ /
Date of REO:		/ /
Disposition Date:		/ /

		Amount	Date of Valuation	Type of Valuation
Market Value	AS IS:		/ /
Repaired
Supplemental Value	AS IS:		/ /
Repaired
REO BPO Value:			/ /
List Price:
Sales Price:

	Proceeds		Expenses*
List Price:			Servicing Advances:
Sales Price:		0.00		Payee 70R01 Acquisition:
Broker’s Commission:				Payee 75R60 REO:
Bonus Commission:				Payee 75R49 Foreclosure:
Lien Purchase/Paid Off:				Payee 75R36 Escrow:
Seller Closing Costs:				Payee 75R52 Bankruptcy:
Repair Costs:				Discrepancy Amount:
Seller Concessions:				Servicing Advance Total:	0.00
Other Closing Costs:			Advances Applied After Liquidation:
Prior Additional Advances:
Net Proceeds:		0.00	Escrow Advance:
Interest on Advances:
Escrow Balance:			Other Advances:
Suspense Balance:			Servicing Advance Holdbacks:
Restricted Escrow:				Property Inspection:
Rental Income Received:				BPO:

*All amounts will be itemized, and to the extent not itemized, this form will be accompanied by documentation supporting all amounts claimed on this form.

Q-1

Insurance Settlement Received:		Lender Placed Insurance:
Other:		Utilities:
		REO Repair Costs:
Total Liquidation Proceeds:	0.00	Foreclosure Fees:
Total Liquidation Expenses:	0.00	Bankruptcy:
Net Liquidation Proceeds:	0.00	Eviction Costs:
Loan Principal Balance:		Transfer Tax:
Realized Gain/Loss Amount:	0.00	Reconveyance Fees:
Additional Proceeds Applied:		Demand Fee:
Prior Additional Proceeds:		Total Holdbacks:	0.00
Loss Severity:	#DIV/0!	Other Fees (Including Fee Code B):
Notes:		UPB Accrued Interest to COE:	0.00
		Advanced Delinquent Interest:	0.00
		Stopped Delinquent Interest:
		Deferred Interest:
		Additional Interest:
		Total Liquidation Expenses:	0.00

Q-2

EXHIBIT R

FORM OF SUBSEQUENT TRANSFER AGREEMENT

THIS SUBSEQUENT TRANSFER AGREEMENT, dated as of [_________], 2005 (this “Subsequent Transfer Agreement”), is entered into by and among CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation, as depositor (the “Depositor”), DLJ MORTGAGE CAPITAL, INC., a Delaware corporation, in its capacity as seller under the Pooling and Servicing Agreement referred to below (the “Seller”), U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”) and WELLS FARGO BANK, N.A., a national banking association, in its capacity as trust administrator (the “Trust Administrator”) and in its capacity as master servicer (the “Master Servicer”).

WHEREAS, the parties hereto are also among the parties to the pooling and servicing agreement (the “Pooling and Servicing Agreement”), dated as of May 1, 2005, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as trust administrator, master servicer, servicer and back-up servicer, U.S. Bank National Association, as trustee, Wilshire Credit Corporation, as special servicer, and the other servicers that are signatories thereto, in relation to the Credit Suisse First Boston Mortgage Securities Corp., Adjustable Rate Mortgage Trust 2005-5, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-5;

WHEREAS, Section 2.01(f) of the Pooling and Servicing Agreement provides for the parties hereto to enter into this Subsequent Transfer Agreement in accordance with the terms and conditions of the Pooling and Servicing Agreement;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged the parties hereto agree as follows:

(i)   The “Subsequent Cut-off Date” and “Subsequent Transfer Date” with respect to this Subsequent Transfer Agreement shall be [______] 1, 2005 and [____________], 2005, respectively.

(ii)                 The “Aggregate Subsequent Purchase Amount” with respect to this Subsequent Transfer Agreement shall be $[__________], provided, however, that such amount shall not exceed the amount on deposit in the Prefunding Account.

(iii)                The Subsequent Mortgage Loans conveyed on the Subsequent Transfer Date shall satisfy the pool characteristics for the Trust Fund identified in Section 2.01(f) of the Pooling and Servicing Agreement.

(iv)                In case any provision of this Subsequent Transfer Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions or obligations shall not in any way be affected or impaired thereby.

(v) In the event of any conflict between the provisions of this Subsequent Transfer Agreement and the Pooling and Servicing Agreement, the provisions of the Pooling and Servicing Agreement shall prevail. Capitalized terms used herein and not otherwise defined have the meanings in the Pooling and Servicing Agreement.

1

(vi)                The Seller hereby sells, transfers, assigns, sets over and otherwise conveys to the Depositor, without recourse, all right title and interest in the Subsequent Mortgage Loans identified in Schedule A, including all interest and principal due on or with respect to such Subsequent Mortgage Loans on or after the Subsequent Cut-off Date and all interest and principal payments on such Subsequent Mortgage Loans received prior to the Subsequent Cut-off Date in respect of installments of interest and principal due thereafter, but not including principal and interest due on such Subsequent Mortgage Loans prior to the Subsequent Cut-off Date, any insurance policies in respect of such Subsequent Mortgage Loans and all proceeds of any of the foregoing.

(vii)               The Depositor hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee in trust for the benefit of the Certificateholders, without recourse, all right title and interest in the Subsequent Mortgage Loans identified in Schedule A, including all interest and principal due on or with respect to such Subsequent Mortgage Loans on or after the Subsequent Cut-off Date and all interest and principal payments on such Subsequent Mortgage Loans received prior to the Subsequent Cut-off Date in respect of installments of interest and principal due thereafter, but not including principal and interest due on such Subsequent Mortgage Loans prior to the Subsequent Cut-off Date, any insurance policies in respect of such Subsequent Mortgage Loans and all proceeds of any of the foregoing.

(viii)             This Subsequent Transfer Agreement shall be governed by, and shall be construed and enforced in accordance with the laws of the State of New York.

(ix)                The Subsequent Transfer Agreement may be executed in one or more counterparts, each of which so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

2

IN WITNESS WHEREOF, the parties to this Subsequent Transfer Agreement have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
as Depositor
By:
Name:
Title:

DLJ Mortgage Capital, Inc.,
as Seller
By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity, but solely as Trustee

By:
Name:
Title:

WELLS FARGO BANK, N.A.,
as Trust Administrator and Master Servicer

By:
Name:
Title:

R-1

EXHIBIT S

FORM OF MONTHLY STATEMENT TO CERTIFICATEHOLDERS

(i)	With respect to each Class of Certificates which are not Notional Amount Certificates and, unless otherwise stated, the related Distribution Date,

(a)	the Initial Class Principal Balance of such Class as of the Cut-off Date;

(b)	the Class Principal Balance of such Class before giving effect to the distribution of principal and interest;

(c)	the amount of the related distribution on such Class allocable to interest;

(d)	the amount of the related distribution on such Class allocable to principal;

(e)	the sum of the principal and interest payable to such Class;

(f)	the Realized Loss allocable to such Class;

(g)	the Class Unpaid Interest Amount allocable to such Class;

(h)	the Class Principal Balance of such Class after giving effect to the distribution of principal and interest;

(i)	the Pass-Through Rate for such Class;

(j)	any Basis Risk Shortfall allocable to such Class, if such amount is greater than zero;

	(k)	any shortfall in principal allocable to such Class, if such amount is greater than zero;
(ii)	with respect to each Class of Certificates which are Notional Amount Certificates and, unless otherwise stated, the related Distribution Date,

(a)	the Notional Amount of such Class as of the Cut-off Date;

(b)	the Notional Amount of such Class before giving effect to the distribution of interest;

(c)	the amount of the related distribution on such Class allocable to interest;

(d)	the amount of the related distribution on such Class allocable to principal;

(e)	the sum of the principal and interest payable to such class;

(f)	the Realized Loss allocable to such Class;

(g)	the Class Unpaid Interest Amount allocable to such Class;

(h)	the Notional Amount of such Class after giving effect to the distribution of interest;

(i)	the Pass-Through Rate for such Class;

S-1

(j)	any Basis Risk Shortfall allocable to such Class, if such amount is greater than zero;

(iii)	with respect to a $1000 factor of the Initial Class Principal Balance of each Class of Certificates which are not Notional Amount Certificates and the related Distribution Date,

(a)	the CUSIP number assigned to such Class;

(b)	the Class Principal Balance of such Class factor prior to giving effect to the distribution of principal and interest;

(c)	the amount of the related distribution allocable to interest on such Class factor;

(d)	the amount of the related distribution allocable to principal on such Class factor;

(e)	the sum of the principal and interest payable to such Class factor;

(f)	the Class Principal Balance of such Class factor after giving effect to the distribution of principal and interest;

(iv)	with respect to a $1000 factor of the Initial Class Principal Balance of each Class of Certificates which are Notional Amount Certificates and the related Distribution Date,

(a)	the CUSIP number assigned to such Class;

(b)	the Notional Amount of such Class factor prior to giving effect to the distribution of interest;

(c)	the amount of the related distribution allocable to interest on such Class factor;

(d)	the amount of the related distribution allocable to principal on such Class factor;

(e)	the sum of the principal and interest payable to such Class factor;

(f)	the Notional Amount of such Class factor after giving effect to the distribution of interest;

(v)	with respect to each Loan Group, in the aggregate, and, unless otherwise stated, the related Distribution Date,

(a)	the Scheduled Payment of principal for such Loan Group;

(b)	the amount of Principal Prepayments allocable to such Loan Group;

(c)	the amount of principal allocable to such Loan Group as a result of repurchased Mortgage Loans in such Loan Group;

(d)	the Substitution Adjustment Amount allocable to such Loan Group;

(e)	the amount of Net Liquidation Proceeds allocable to such Loan Group;

(f)	the amount of Insurance Proceeds allocable to such Loan Group;

S-2

(g)	the amount of any other distributions allocable to principal for such Loan Group;

(h)	the number of Mortgage Loans in such Loan Group as of the first day of the related Collection Period;

(i)	the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group as of the first day of the related Collection Period;

(j)	the number of Mortgage Loans in such Loan Group as of the last day of the related Collection Period;

(k)	the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group as of the last day of the related Collection Period;

(l)	the Master Servicing Fee, by Loan Group;

(m)	the sum of the Servicing Fee, the Mortgage Guaranty Insurance Policy fees, if applicable and the [RMIC/TGIC/MGIC] PMI fees, if applicable, for such Loan Group;

(n)	the Trust Administrator Fee applicable to such Loan Group;

(o)	the amount of current Advances allocable to such Loan Group;

(p)	the amount of outstanding Advances allocable to such Loan Group;

(q)

the number and aggregate principal amounts of Mortgage Loans delinquent (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 days or more, for such Loan Group, including delinquent bankrupt Mortgage Loans but excluding foreclosure and REO Mortgage Loans;

(r)	the number and aggregate principal amounts of Mortgage Loans that are currently in bankruptcy, but not delinquent, for such Loan Group;

(s)	the number and aggregate principal amounts of Mortgage Loans that are in foreclosure for such Loan Group;

(t)	the Rolling Three Month Delinquency Rate or Rolling Six Month Delinquency Rate for such Loan Group;

(u)	the number and aggregate principal amount of any REO properties as of the close of business on the Determination Date preceding such Distribution Date for such Loan Group;

(v)	current Realized Losses allocable to such Loan Group;

(w)	cumulative Realized Losses allocable to such Loan Group;

(x)	the weighted average term to maturity of the Mortgage Loans in such Loan Group as of the close of business on the last day of the calendar month preceding the related Distribution Date;

S-3

(y)	the number and principal amount of claims submitted under the Mortgage Guaranty Insurance Policy, as applicable;

(z)	the number and principal amount of claims paid under the [RMIC/TGIC/MGIC] PMI Policy, as applicable;

(aa)	the number of Mortgage Loans in such Loan Group that have Assigned Prepayment Premiums and for which prepayments were made during the related Collection Period, as applicable;

(bb)	the aggregate principal balance of Mortgage Loans in such Loan Group that have Assigned Prepayment Premiums and for which prepayments were made during the related Collection Period, as applicable;

(cc)	the aggregate amount of Assigned Prepayment Premiums collected for such Loan Group during the related Collection Period, as applicable;

(dd)	current Realized Losses allocated to each Mortgage Loan in such Loan Group that has previously been allocated a Realized Loss;

(ee)	cumulative Realized Losses allocated to each Mortgage Loan in such Loan Group that has previously been allocated a Realized Loss;

(ff)	current Recoveries allocable to such Loan Group;

(gg)	cumulative Recoveries allocable to such Loan Group;

(hh)	current aggregate Stated Principal Balance of Qualified Substitute Mortgage Loans substituted for Deleted Mortgage Loans in such Loan Group;

(ii)	cumulative aggregate Stated Principal Balance of Qualified Substitute Mortgage Loans substituted for Deleted Mortgage Loans in such Loan Group;

(jj)

with respect to all of the Mortgage Loans, in the aggregate, and, unless otherwise stated, the related Distribution Date, for each Servicer that is servicing any of such Mortgage Loans, the aggregate Stated Principal Balance of Mortgage Loans being serviced by such Servicer as of such Distribution Date; and

(kk)	[reserved];

(vii)	with respect to each overcollateralized Group of Certificates and, unless otherwise stated, the related Distribution Date,

(a)	the Targeted Overcollateralization Amount for such Group;

(b)	the Overcollateralization Amount for such Group;

(c)	the Overcollateralization Deficiency for such Group;

(d)	the Overcollateralization Release Amount for such Group;

S-4

(e)	the Monthly Excess Interest for such Group;

(f)	the amount of any payment to the [Class __-X] Certificates related to such Group;

(g)	if applicable, the Excess Interest Amount from an unrelated Group of Certificates that provides additional credit enhancement to the related overcollateralized Group of Certificates.

S-5

EXHIBIT T

FORM OF DEPOSITOR CERTIFICATION

Re:	Credit Suisse First Boston Mortgage Securities Corp.,

Adjustable Rate Mortgage Trust 2005-5,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-5

I, __________________________, certify that:

1.   I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution and servicing reports filed in respect of periods included in the year covered by this annual report, of Adjustable Rate Mortgage Trust 2005-5, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-5 (the “Trust”);

2.   Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3.   Based on my knowledge, the distribution information required to be prepared by the Trust Administrator based upon the servicing information required to be provided by each Servicer and the Master Servicer under the Pooling and Servicing Agreement is included in these reports;

4.   Based on my knowledge and upon the annual compliance statements included in the report and required to be delivered to the Trust Administrator in accordance with the terms of the Pooling and Servicing Agreement and based upon the review required under the Pooling and Servicing Agreement, and except as disclosed in the report, each Servicer and the Master Servicer has fulfilled its obligations under the Pooling and Servicing Agreement; and

5.   The reports disclose all significant deficiencies relating to each Servicer’s and the Master Servicer’s compliance with the minimum servicing standards based, in each case, upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Pooling and Servicing Agreement, that is included in these reports.

In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [each Servicer, the Master Servicer, the Trustee or Trust Administrator].

T-1

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated May 1, 2005 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as trust administrator, master servicer, servicer and back-up servicer, U.S. Bank National Association, as trustee, Wilshire Credit Corporation, as special servicer, and the other servicers that are signatories thereto.

[Name]
[Title]
[Date]

T-2

EXHIBIT U

FORM OF TRUST ADMINISTRATOR CERTIFICATION

Re:	Credit Suisse First Boston Mortgage Securities Corp.,

Adjustable Rate Mortgage Trust 2005-5,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-5

Wells Fargo Bank, N.A. (the “Trust Administrator”) hereby certifies to Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”), and each Person, if any, who “controls” the Depositor within the meaning of the Securities Act of 1933, as amended, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.   The Trust Administrator has reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, of the Depositor relating to the above-referenced trust;

2.   Based on the Trust Administrator’s knowledge, and assuming the accuracy and completeness of the information supplied to the Trust Administrator by the Master Servicer and each Servicer, the distribution information in the distribution reports contained in all reports on Form 8-K included in the year covered by the annual report on Form 10-K for the fiscal year [___], prepared by the Trust Administrator, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required by the Pooling and Servicing Agreement to be included therein and necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

3.   Based on the Trust Administrator’s knowledge, the distribution information required to be provided by the Trust Administrator under the Pooling and Servicing Agreement is included in these reports.

U-1

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated as of May 1, 2005 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as trust administrator, master servicer, servicer and back-up servicer, U.S. Bank National Association, as trustee, Wilshire Credit Corporation, as special servicer, and the other servicers that are signatories thereto.

Wells Fargo Bank, N.A.
as Trust Administrator

By:
[Name]
[Title]
[Date]

U-2

EXHIBIT V-1

FORM OF MASTER SERVICER CERTIFICATION

Re:	Credit Suisse First Boston Mortgage Securities Corp.,

Adjustable Rate Mortgage Trust 2005-5,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-5

Wells Fargo Bank, N.A. (the “Master Servicer”), certifies pursuant to Section 10.13 (d)(i) of the Pooling and Servicing Agreement to the Depositor, the Trust Administrator and each Person, if any, who “controls” the Depositor or the Trust Administrator within the meaning of the Securities Act of 1933, as amended, and their respective officers and directors with respect to the calendar year immediately preceding the date of this Certificate (the “Relevant Year”), as follows:

1.   For purposes of this Certificate, “Relevant Information” means the information in the certificate provided pursuant to Section 3.16 of the Pooling and Servicing Agreement (the “Annual Compliance Certificate”) for the Relevant Year and the information in all servicing reports required pursuant to the Pooling and Servicing Agreement to be provided by the Master Servicer to the Trust Administrator during the Relevant Year. Based on the Master Servicer’s knowledge, the Relevant Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein which is necessary to make the statements made therein, in light of the circumstances under which such statements were made, not misleading as of the last day of the Relevant Year.

2.   The Relevant Information has been provided to those Persons entitled to receive it.

3.   Based upon the review required by the Pooling and Servicing Agreement and except as disclosed in the Annual Compliance Certificate or the accountants’ statement provided pursuant to Section 3.17 of the Pooling and Servicing Agreement, to the best of the Master Servicer’s knowledge, the Master Servicer has fulfilled its obligations under the Pooling and Servicing Agreement throughout the Relevant Year.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated May 1, 2005 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as trust administrator, master servicer, servicer and back-up servicer, U.S. Bank National Association, as trustee, Wilshire Credit Corporation, as special servicer, and the other servicers that are signatories thereto.

Wells Fargo Bank, N.A.
as Master Servicer

By:
[Name]
[Title]
[Date]

V-1-1

EXHIBIT V-2

FORM OF SERVICER CERTIFICATION

Re:	Credit Suisse First Boston Mortgage Securities Corp.,

Adjustable Rate Mortgage Trust 2005-5,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-5

I, [name of certifying individual], a duly elected and acting officer of [__________________________] (the “Servicer”), certify pursuant to Section 10.13(d)(iii) of the Pooling and Servicing Agreement to the Depositor, the Trust Administrator and each Person, if any, who “controls” the Depositor or the Trust Administrator within the meaning of the Securities Act of 1933, as amended, and their respective officers and directors, with respect to the calendar year immediately preceding the date of this Certificate (the “Relevant Year”), as follows:

1.   For purposes of this Certificate, “Relevant Information” means the information in the certificate provided pursuant to Section 3.16 of the Pooling and Servicing Agreement (the “Annual Compliance Certificate”) for the Relevant Year and the information in all servicing reports required pursuant to the Pooling and Servicing Agreement to be provided by the Servicer to the Trust Administrator during the Relevant Year. Based on my knowledge, the Relevant Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein which is necessary to make the statements made therein, in light of the circumstances under which such statements were made, not misleading as of the last day of the Relevant Year.

2.   The Relevant Information has been provided to those Persons entitled to receive it.

3.   I am responsible for reviewing the activities performed by the Servicer under the Pooling and Servicing Agreement during the Relevant Year. Based upon the review required by the Pooling and Servicing Agreement and except as disclosed in the Annual Compliance Certificate or the accountants’ statement provided pursuant to Section 3.17 of the Pooling and Servicing Agreement, to the best of my knowledge, the Servicer has fulfilled its obligations under the Pooling and Servicing Agreement throughout the Relevant Year.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated May 1, 2005 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as trust administrator, master servicer, servicer and back-up servicer, U.S. Bank National Association, as trustee, Wilshire Credit Corporation, as special servicer, and the other servicers that are signatories thereto.

[ ]
as Servicer

By:
Name:
Title:
Date:

V-2-1

EXHIBIT W

FORM OF CERTIFICATION

REGARDING SUBSTITUTION OF DEFECTIVE MORTGAGE LOANS

OFFICER’S CERTIFICATE OF DLJ MORTGAGE CAPITAL, INC.

[__________], 2005

I, ____________, hereby certify that I am the duly authorized officer of DLJ Mortgage Capital, Inc., a Delaware corporation (“DLJMC”), and further certify that each of the Mortgage Loans substituted by DLJMC on _______________, 20[___] were in violation of the terms of the Mortgages related thereto.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated May 1, 2005 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as trust administrator, master servicer, servicer and back-up servicer, U.S. Bank National Association, as trustee, Wilshire Credit Corporation, as special servicer, and the other servicers that are signatories thereto.

DLJ MORTGAGE CAPITAL, INC.

Name:
Title:

W-1

SCHEDULE I

MORTGAGE LOAN SCHEDULE

(Provided Upon Request)

I-1

SCHEDULE IIA

Representations and Warranties of Seller – DLJ Mortgage Capital, Inc.

DLJMC Mortgage Capital, Inc. (“DLJ”), in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule IIA to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut off Date or such other date as may be specified. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement dated as of May 1, 2005 (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as trust administrator, master servicer, servicer and back-up servicer, U.S. Bank National Association, as trustee, Wilshire Credit Corporation, as special servicer, and the other servicers that are signatories thereto. DLJMC is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation;

(i)   DLJMC has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(ii)                 the execution and delivery by DLJMC of this Agreement have been duly authorized by all necessary corporate action on the part of DLJMC; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on DLJMC or its properties or the certificate of incorporation or by-laws of DLJMC, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on DLJMC’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(iii)                the execution, delivery and performance by DLJMC of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

(iv)                this Agreement has been duly executed and delivered by DLJMC and, assuming due authorization, execution and delivery by the Trustee, the Trust Administrator, the Master Servicer, the Servicers, the Special Servicer and the Depositor, constitutes a valid and binding obligation of DLJMC enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

(v) to the knowledge of DLJMC, there are no actions, litigation, suits or proceedings pending or threatened against DLJMC before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of DLJMC if determined adversely to DLJMC would reasonably be expected to materially and adversely affect DLJMC’s ability to perform its obligations under this Agreement; and DLJMC is not in default with respect to any

IIA-1

order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

IIA-2

SCHEDULE IIB

Representations and Warranties of Master Servicer – Wells Fargo Bank, N.A.

Wells Fargo Bank, N.A. (“Wells Fargo”), in its capacity as Master Servicer, hereby makes the representations and warranties set forth in this Schedule IIB to the Depositor, the Trust Administrator and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)   Wells Fargo is a national banking association duly formed, validly existing and in good standing and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)                 Wells Fargo has all requisite organizational power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder. The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of Wells Fargo enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)                None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of Wells Fargo or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which Wells Fargo is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to Wells Fargo of any court, regulatory body, administrative agency or governmental body having jurisdiction over Wells Fargo.

(iv)                There is no action, suit, proceeding or investigation pending, or to Wells Fargo’s knowledge threatened, against Wells Fargo before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by Wells Fargo of its obligations under, or the validity or enforceability of, the Agreement.

(v) No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by Wells Fargo of the Agreement or the consummation of the transactions contemplated by the Agreement.

IIB-1

SCHEDULE IIC

Representations and Warranties of Servicer – GreenPoint Mortgage Funding, Inc.

GreenPoint, in its capacity as Servicer, hereby makes the representations and warranties set forth in this Schedule IIC to the Depositor, the Trustee, the Trust Administrator and the Master Servicer, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)         GreenPoint is a corporation duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)         GreenPoint has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder. The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of GreenPoint enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)        None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of GreenPoint or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which GreenPoint is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to GreenPoint of any court, regulatory body, administrative agency or governmental body having jurisdiction over GreenPoint.

(iv)        There is no action, suit, proceeding or investigation pending, or to GreenPoint’s knowledge threatened, against GreenPoint before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might reasonably be expected to materially and adversely affect the performance by GreenPoint of its obligations under, or the validity or enforceability of, the Agreement.

(v)        No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by GreenPoint of the Agreement or the consummation of the transactions contemplated by the Agreement.

(vi)        With respect to each GreenPoint Serviced Mortgage Loan, GreenPoint has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis.

IIC-1

SCHEDULE IID

Representations and Warranties of Servicer – Select Portfolio Servicing, Inc.

Select Portfolio Servicing, Inc. (“SPS”), in its capacities as Servicer and Special Servicer, hereby makes the representations and warranties set forth in this Schedule IID to the Depositor, the Trustee, the Trust Administrator and the Master Servicer, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)   SPS is a corporation duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)                 SPS has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder. The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of SPS enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)                None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of SPS or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which SPS is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to SPS of any court, regulatory body, administrative agency or governmental body having jurisdiction over SPS.

(iv)                There is no action, suit, proceeding or investigation pending, or to SPS’s knowledge threatened, against SPS before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might reasonably be expected to materially and adversely affect the performance by SPS of its obligations under, or the validity or enforceability of, the Agreement.

(v) No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by SPS of the Agreement or the consummation of the transactions contemplated by the Agreement.

(vi)                With respect to each SPS Serviced Mortgage Loan and to the extent SPS has serviced any of the SPS Serviced Mortgage Loans prior to the date of the Agreement, SPS has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis.

IID-1

SCHEDULE IIE

Representations and Warranties of Servicer – Wells Fargo Bank, N.A.

Wells Fargo Bank, N.A. (“Wells Fargo”), in its capacity as Servicer, hereby makes the representations and warranties set forth in this Schedule IIE to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)   Wells Fargo is a national banking association duly organized and in good standing under the laws of the United States and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)                 Wells Fargo has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder. The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of Wells Fargo enforceable in accordance with its terms, except as such enforceability may be limited by liquidation, conservatorship and similar laws administered by the FDIC affecting the contract obligations of insured banks, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)                None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of Wells Fargo or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which Wells Fargo is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to Wells Fargo of any court, regulatory body, administrative agency or governmental body having jurisdiction over Wells Fargo.

(iv)                There is no action, suit, proceeding or investigation pending, or to Wells Fargo’s knowledge threatened, against Wells Fargo before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by Wells Fargo of its obligations under, or the validity or enforceability of, the Agreement.

(v) No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by Wells Fargo of the Agreement or the consummation of the transactions contemplated by the Agreement.

IIE-1

SCHEDULE IIF

Representations and Warranties of Special Servicer – Wilshire Credit Corporation

Wilshire Credit Corporation (“Wilshire”), in its capacity as Special Servicer, hereby makes the representations and warranties set forth in this Schedule IIF to the Depositor, the Trustee, the Trust Administrator and the Master Servicer, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)   Wilshire is a corporation duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)                 Wilshire has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder. The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of Wilshire enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws and by equitable principles affecting the enforceability of the rights of creditors.

(iii)                None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of Wilshire or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which Wilshire is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to Wilshire of any court, regulatory body, administrative agency or governmental body having jurisdiction over Wilshire.

(iv)                There is no action, suit, proceeding or investigation pending, or to Wilshire’s knowledge threatened, against Wilshire before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might reasonably be expected to materially and adversely affect the performance by Wilshire of its obligations under, or the validity or enforceability of, the Agreement.

(v) No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by Wilshire of the Agreement or the consummation of the transactions contemplated by the Agreement.

(vi)                With respect to each Special Serviced Mortgage Loan, Wilshire has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis.

IIF-1

SCHEDULE III

Representations and Warranties of DLJMC – Mortgage Loans

DLJMC, in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule III to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut off Date or such other date as may be specified, with respect to the Mortgage Loans identified on Schedule I hereto, except as specified herein.

(i)   The information set forth in Schedule I, with respect to the Mortgage Loans, is complete, true and correct in all material respects;

(ii)	[Reserved];

(iii)                No Mortgage Loan will be 30 or more days delinquent as of the Cut-off Date. There are no material defaults under the terms of any Mortgage Loan;

(iv)                All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

(v) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded or sent for recording to the extent any such recordation is required by law, or, necessary to protect the interest of the Depositor. No other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in Schedule IA; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Mortgage Guaranty Insurance Policy and title insurance policy, to the extent required by the related policies;

(vi)                The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(vii)               All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the FNMA Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the FNMA Guides or by FHLMC, as well as all additional requirements set forth in Section 4.10 of this Agreement. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming DLJMC and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid. If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to FNMA and FHLMC requirements, as well as

III-1

all additional requirements set forth in Section 4.10 of this Agreement. Such policy was issued by an insurer acceptable under FNMA or FHLMC guidelines. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;

(viii)              Each Mortgage Loan at the time it was made complied in all material respects with all applicable local, state and federal laws, including, without limitation, usury, equal credit opportunity, disclosure, recording and all applicable predatory and abusive lending laws;

(ix)                The related Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property, including for Mortgage Loans that are not Cooperative Loans, all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note’s original principal balance. The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien, as applicable, of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest on the property described therein, and the Seller has the full right to sell and assign the same to the Depositor;

(x) The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles;

(xi)                DLJMC or its affiliate is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note. Immediately prior to the transfer and assignment to the Depositor on the Closing Date, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and DLJMC had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Depositor free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan and following the sale of the Mortgage Loan, the Depositor will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest;

(xii)               There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens)

III-2

affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

(xiii)              All improvements subject to the Mortgage which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) except for de minimis encroachments permitted by the FNMA Guide and which have been noted on the appraisal or the title policy affirmatively insures against loss or damage by reason of any violation, variation or encroachment adverse circumstances which is either disclosed or would have been disclosed by an accurate survey, and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (v) above or are acceptable under FNMA or FHLMC guidelines and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

(xiv)              The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty. At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property;

(xv)               Each Mortgage Loan has been serviced in all material respects in compliance with accepted servicing practices;

(xvi)              With respect to each Cooperative Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related Cooperative Shares securing the related Mortgage Note, subject only to (a) liens of the Cooperative Property for unpaid assessments representing the Mortgagor’s pro rata share of the Cooperative Property’s payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement. There are no liens against or security interest in the Cooperative Shares relating to each Cooperative Loan (except for unpaid maintenance, assessments and other amounts owed to the related Cooperative Property which individually or in the aggregate will not have a material adverse effect on such Cooperative Loan), which have priority over DLJMC’s security interest in such Cooperative Shares;

(xvii)             The Mortgage Loan complies with all terms, conditions and requirements of the originator’s underwriting standards in effect at the time of origination of such Mortgage Loan;

(xviii)            Each Mortgage Loan constitutes a “qualified mortgage” under Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9), without reliance on the provisions of Treasury Regulation Section 1.860G-2(a)(3) or Treasury Regulation Section 1.860G-2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a “qualified mortgage” notwithstanding its failure to meet the requirements of Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9);

(xix)              With respect to each Mortgage Loan sold by the Seller, to the knowledge of DLJMC, (i) no borrower obtained a prepaid single-premium credit life, credit disability, credit unemployment or credit property insurance policy in connection with the origination of such Mortgage Loan, (ii) the related Servicer of each such Mortgage Loan has fully furnished, in

III-3

accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis; and (iii) no Mortgage Loan will impose a Prepayment Premium for a term in excess of five years;

(xx)               DLJMC has delivered or caused to be delivered to the Trustee or the Custodian on behalf of the Trustee the original Mortgage bearing evidence that such instruments have been recorded in the appropriate jurisdiction where the Mortgaged Property is located as determined by DLJMC (or in lieu of the original of the Mortgage or the assignment thereof, a duplicate or conformed copy of the Mortgage or the instrument of assignment, if any, together with a certificate of receipt from DLJMC or the settlement agent who handled the closing of the Mortgage Loan, certifying that such copy or copies represent true and correct copies represent true and correct copy(ies) of the originals) and that such original(s) have been or are currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located or a certification or receipt of the recording authority evidencing the same;

(xxi)              The Mortgage File contains each of the documents specified in Section 2.01(b) of this Agreement;

(xxii)             No Mortgage Loan sold by the Seller secured by a Mortgaged Property located in the State of Georgia was originated on or after October 1, 2002 and before March 7, 2003 and no Mortgage Loan secured by Mortgaged Property located in the State of Georgia that was originated on or after March 7, 2003 is a “high cost home loan” as defined in the Georgia Fair Lending Act (HB 1361), as amended;

(xxiii)            With respect to each Cooperative Loan, the Cooperative Shares that is pledged as security for the Cooperative Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

(xxiv)           None of the Mortgage Loans sold by the Seller are classified as (a) a “high cost mortgage” loan under the Home Ownership and Equity Protection Act of 1994 or (b) a “high cost home,” “covered,” “high cost,” “high risk home” or “predatory” loan under any other applicable state, federal or local law;

(xxv)            With respect to each Mortgage Loan, (a) the Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority or (b) at the time the Mortgage Loan was originated, the originator was a mortgagee duly licensed as required by the State within which the Mortgage Loan was originated, and was subject to supervision and examination conducted by the applicable State authority of such State;

(xxvi)           With respect to each Mortgage Loan that has a Prepayment Premium feature, each such Prepayment Premium is enforceable and, at the time such Mortgage Loan was originated, each Prepayment Premium complied with applicable federal, state and local law, subject to federal preemption where applicable;

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(xxvii)          The related Servicer of each Mortgage Loan sold by the Seller will fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis;

(xxviii)	[Reserved];

(xxix)           With respect to the Group 4, Group 5 and Group 6A Mortgage Loans, the original principal balance of each such Mortgage Loan is within Freddie Mac’s dollar amount limits for conforming one- to four-family Mortgage Loans;

(xxx)            Each Mortgage Loan that is secured by residential real property (or a leasehold interest therein) has a loan-to-value ratio of 100% or less by Cut-Off Date Principal Balance;

(xxxi)           No Mortgage Loan sold by the Seller is a “High Cost Loan” or “Covered Loan,” as applicable, as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary which is now Version 5.6b Revised, Appendix E, in effect as of the Closing Date; and

(xxxii)    With respect to any Mortgage Loan originated on or after August 1, 2004, either (a) the related Mortgage and the related Mortgage Note does not contain a mandatory arbitration clause (that is, a clause that requires the related Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan) or (b) the related Mortgage and the related Mortgage Note contained a mandatory arbitration clause as of the related origination date and such clause has or will be waived by the originator or an entity designated by the Seller in writing no later than sixty (60) days after the related Closing Date which notice included or will include the following language: “WE ARE HEREBY NOTIFYING YOU THAT THE MANDATORY ARBITRATION CLAUSE OF YOUR LOAN, REQUIRING THAT YOU SUBMIT TO ARBITRATION TO RESOLVE ANY DISPUTE ARISING OUT OF OR RELATING IN ANY WAY TO YOUR MORTGAGE LOAN, IS IMMEDIATELY NULL AND VOID. YOU ARE FREE TO CHOOSE TO EXERCISE ANY OF YOUR RIGHTS OR ENFORCE ANY REMEDIES UNDER YOUR MORTGAGE LOAN THROUGH THE COURT SYSTEM.” A copy of the written notice referred to in the immediately preceding sentence, if applicable, shall be retained in the related Mortgage File.

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                                Appendix A-1

                                  APPENDIX A

              Calculation of Class Y Principal Reduction Amounts

Class Y Principal Reduction Amounts:

      (1)   For any  Distribution  Date the  amounts  by which  the  principal balances of the  Class Y-1,  Class Y-2,  Class Y-3,  Class Y-4  and  Class Y-5
Certificates  respectively  will be reduced on such  distribution  date by the allocation of Realized Losses and the  distribution  of principal,  determined as follows:

First for each of Group 1,  Group 2,  Group 3,  Group 4 and Group 5  determine the weighted  average  pass-through  rate for that Group for  distributions of interest  that  will be made on the next  succeeding  Distribution  Date  (the
"Group  Interest  Rate").  The  Principal  Reduction  Amount  for  each of the
Class Y  Certificates will be determined pursuant to the "Generic solution for the  Class Y  Principal  Reduction  Amounts"  set forth  below  (the  "Generic
Solution")  by  making  identifications  among  the  actual  Groups  and their related  Class Y and Class Z Certificates  and weighted  average  pass-through rates and the Groups named in the Generic  Solution and their related  Class Y and Class Z Certificates as follows:

A.  Determine  which  Group has the lowest  Group  Interest  Rate.  That Group will be  identified  with  Group AA  and the Class Y and Class Z  Certificates related to that Group will be  respectively  identified with the Class YAA and
Class ZAA  Certificates.  The  Group  Interest  Rate  for that  Group  will be identified  with J%. If two or more  Groups  have the  lowest  Group  Interest
Rate pick one for this  purpose,  subject to the  restriction  that each Group may be picked  only  once in the  course of any such  selections  pursuant  to paragraphs A through E or this definition.

B.  Determine  which Group has the second  lowest Group  Interest  Rate.  That
Group  will  be  identified   with  Group BB  and  the  Class Y  and  Class  Z
Certificates  related to that Group will be  respectively  identified with the
Class BB and Class ZBB  Certificates.  The Group  Interest Rate for that Group will be  identified  with K%. If two or more  Groups  have the  second  lowest
Group  Interest  Rate pick one for this  purpose,  subject to the  restriction that each Group may be picked  only once in the course of any such  selections pursuant to paragraphs A through E or this definition.

C.  Determine  which Group has the third  lowest  Group  Interest  Rate.  That
Group  will  be  identified   with  Group CC  and  the  Class Y  and  Class  Z
Certificates  related to that Group will be  respectively  identified with the
Class YCC and Class ZCC  Certificates.  The Group Interest Rate for that Group will be  identified  with L%.  If two or more  Groups  have the  third  lowest
Group  Interest  Rate pick one for this  purpose,  subject to the  restriction that each Group may be picked  only once in the course of any such  selections pursuant to paragraphs A through E or this definition.

D.  Determine  which Group has the fourth  lowest Group  Interest  Rate.  That
Group  will  be  identified   with  Group DD  and  the  Class Y  and  Class  Z
Certificates  related to that Group will be  respectively  identified with the
Class YDD and Class ZDD  Certificates.  The Group Interest Rate for that Group will be  identified  with M%. If two or more  Groups  have the  fourth  lowest
Group  Interest  Rate pick one for this  purpose,  subject to the  restriction that each Group may be picked  only once in the course of any such  selections pursuant to paragraphs A through E or this definition.

E.  Determine  which Group has the fifth  lowest  Group  Interest  Rate.  That
Group  will  be  identified   with  Group EE  and  the  Class Y  and  Class  Z
Certificates  related to that Group will be  respectively  identified with the

-------------------------------APPENDIX A-1-------------------------------------

Class YEE and Class ZEE  Certificates.  The Group Interest Rate for that Group will be  identified  with N%.  If two or more  Groups  have the  fifth  lowest
Group  Interest  Rate pick one for this  purpose,  subject to the  restriction that each Group may be picked  only once in the course of any such  selections pursuant to paragraphs A through E or this definition.

Second,  apply the Generic  Solution set forth below to determine  the Class Y
Principal   Reduction   Amounts   for  the   Distribution   Date   using   the
identifications made above.

            Generic  Solution  for the Class Y  Principal  Reduction  Amounts:
For any Distribution  Date, the amounts by which the principal balances of the
Class YAA,   Class YBB,   Class YCC,   Class YDD  and  Class YEE  Certificates
respectively  will be reduced on such  Distribution  Date by the allocation of
Realized Losses and the distribution of principal, determined as follows:

For purposes of the succeeding  formulas the following  symbols shall have the meanings set forth below:

J% =  the weighted  average  pass-through  rate on the Group AA mortgage loans
for interest to be distributed on   the next succeeding Distribution Date.

K% =  the weighted  average  pass-through  rate on the Group BB mortgage loans
for interest to be distributed on   the next succeeding Distribution Date.

L% =  the weighted  average  pass-through  rate on the Group CC mortgage loans
for interest to be distributed on   the next succeeding Distribution Date.

M% =  the weighted  average  pass-through  rate on the Group DD mortgage loans
for interest to be distributed on   the next succeeding Distribution Date.

N% =  the weighted  average  pass-through  rate on the Group EE mortgage loans
for interest to be distributed on   the next succeeding Distribution Date.

For purposes of the succeeding  definitions and formulas,  it is required that
J%<=K%<=L%<=M%<=N%.

PJB =       the Group AA  Subordinate  Amount after the allocation of Realized
      Losses and distributions of principal on such Distribution Date.

PKB =       the Group BB  Subordinate  Amount after the allocation of Realized
      Losses and distributions of principal on such Distribution Date.

PLB = the Group CC Subordinate  Amount after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PMB =       the Group DD  Subordinate  Amount after the allocation of Realized
      Losses and distributions of principal on such Distribution Date.

PNB =       the Group EE  Subordinate  Amount after the allocation of Realized
      Losses and distributions of principal on such Distribution Date.

R =   the Class CB Pass Through Rate
    =       (J%PJB + K%PKB + L%PLB + M%PMB +  N%PNB)/(PJB  + PKB + PLB + PMB +
PNB)

-------------------------------APPENDIX A-2-------------------------------------

R11 = the  weighted  average of the Group AA,  Group BB, Group CC and Group DD
      Pass-Through  Rates after giving  effect to the  allocation  of Realized
      Losses and  distributions  of principal to be made on such  Distribution
      Date
           =
{J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl) + M% (Pm - ΔPm)}/

            (Pj - ΔPj + Pk - ΔPk + Pl - ΔPl + Pm - ΔPm)

R12 = the Group EE Pass-Through Rate
      =     N%

R21 = the   weighted   average  of  the  Group  AA,  Group  BB  and  Group  CC
      Pass-Through  Rates after giving  effect to the  allocation  of Realized
      Losses and  distributions  of principal to be made on such  Distribution
      Date
     =      {J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl)
}/(Pj - ΔPj + Pk - ΔPk + Pl - ΔPl )

R22 = the weighted average of the Group DD and Group EE Pass-Through Rates
     =      { M% (Pm - ΔPm) + N% (Pn - ΔPn)
}/( Pm - ΔPm + Pn - ΔPn )

R31 = the  weighted  average of the Group AA and Group BB  Pass-Through  Rates
      after  giving  effect  to  the   allocation   of  Realized   Losses  and
      distributions of principal to be made on such Distribution Date
     =      {(J% (Pj - ΔPj) + K% (Pk - ΔPk)
}/(Pj - ΔPj + Pk - ΔPk)

R32 = the   weighted   average  of  the  Group  CC,  Group  DD  and  Group  EE
      Pass-Through  Rates after giving  effect to the  allocation  of Realized
      Losses and  distributions  of principal to be made on such  Distribution
      Date
     =      { L% (Pl - ΔPl) + M% (Pm - ΔPm) + N% (Pn - ΔPn)
}/( Pl - ΔPl + Pm - ΔPm + Pn - ΔPn)

R41 = the Group AA  Pass-Through  Rates after giving effect to the  allocation of Realized  Losses and  distributions  of  principal to be made on such
      Distribution Date
    =       J%

R42 = the  weighted  average of the Group BB,  Group CC, Group DD and Group EE
      Pass-Through  Rates after giving  effect to the  allocation  of Realized
      Losses and  distributions  of principal to be made on such  Distribution
      Date
           =
{K% (Pk - ΔPk) + L% (Pl - ΔPl) + M% (Pm - ΔPm) + N% (Pn - ΔPn)
}/

            ( Pk - ΔPk + Pl - ΔPl + Pm - ΔPm + Pn - ΔPn )

r11 = the  weighted  average  of  the  Class YAA,   Class YBB,  Class YCC  and
      Class YDD Pass-Through Rates
     =      (J% Yj + K% Yk + L% Yl + M% Ym )/(Yj + Yk + Yl + Ym )

r12 = the Class YEE Pass-Through Rate
     =      N%

r21 = the  weighted   average  of  the  Class YAA,   Class YBB  and  Class YCC
      Pass-Through Rates
     =      (J% Yj + K% Yk + L% Yl )/(Yj + Yk + Yl )

r22 = the weighted average of the Class YDD and Class YEE Pass-Through Rates
     =      ( M% Ym + N% Yn )/( Ym + Yn )

-------------------------------APPENDIX A-3-------------------------------------

r31 = the weighted average of the Class YAA and Class YBB Pass-Through Rates
     =      (J% Yj + K% Yk )/(Yj + Yk )

r32 = the  weighted   average  of  the  Class YCC,   Class YDD  and  Class YEE
      Pass-Through Rates
     =      ( L% Yl + M% Ym + N% Yn)/( Yl + Ym + Yn )

r41 = the Class YAA Pass-Through Rate
     =      J%

r42 = the  weighted  average  of  the  Class YBB,   Class YCC,  Class YDD  and
      Class YEE Pass-Through Rates
     =      (K%  Yk + L% Yl + M% Ym + N% Yn )/(Yk + Yl + Ym + Yn )

Yj =  the principal balance of the Class YAA  Certificates after distributions on the prior Distribution Date.

Yk =  the principal balance of the Class YBB  Certificates after distributions on the prior Distribution Date.

Yl =  the principal balance of the Class YCC  Certificates after distributions on the prior Distribution Date.

Ym =  the principal balance of the Class YDD  Certificates after distributions on the prior Distribution Date.

Yn =  the principal balance of the Class YEE  Certificates after distributions on the prior Distribution Date.

ΔYj =       the Class YAA Principal Reduction Amount.

ΔYk =       the Class YBB Principal Reduction Amount.

ΔYl =       the Class YCC Principal Reduction Amount.

ΔYm =       the Class YDD Principal Reduction Amount.

ΔYn =       the Class YEE Principal Reduction Amount.

Zj =  the principal balance of the Class ZAA Certificates after  distributions on the prior Distribution Date.

Zk =  the principal balance of the Class ZBB Certificates after  distributions on the prior Distribution Date.

Zl =  the principal balance of the Class ZCC Certificates after  distributions on the prior Distribution Date.

Zm =  the principal balance of the Class ZDD Certificates after  distributions on the prior Distribution Date.

-------------------------------APPENDIX A-4-------------------------------------

Zn =  the principal balance of the Class ZEE Certificates after  distributions on the prior Distribution Date.

ΔZj =       the Class ZAA Principal Reduction Amount.

ΔZk =       the Class ZBB Principal Reduction Amount.

ΔZl =       the Class ZCC Principal Reduction Amount.

ΔZm =       the Class ZDD Principal Reduction Amount.

ΔZn =       the Class ZEE Principal Reduction Amount.

Pj =  the  aggregate   principal  balance  of  the  Class YAA  and  Class  ZAA
      Certificates after distributions on the prior Distribution Date.
    = Yj + Zj

Pk =  the  aggregate   principal  balance  of  the  Class YBB  and  Class  ZBB
      Certificates after distributions on the prior Distribution Date.
    = Yk + Zk

Pl =  the  aggregate   principal  balance  of  the  Class YCC  and  Class  ZCC
      Certificates after distributions on the prior Distribution Date.
    = Yl + Zl =

-------------------------------APPENDIX A-5-------------------------------------

Pm =  the  aggregate   principal  balance  of  the  Class YAA  and  Class  ZAA
      Certificates after distributions on the prior Distribution Date.
    = Ym + Zm

Pn =  the  aggregate   principal  balance  of  the  Class YAA  and  Class  ZAA
      Certificates after distributions on the prior Distribution Date.
    = Yn + Zn

ΔPj = the  aggregate  amount  of  principal   reduction  occurring  with
      respect to the Group AA mortgage loans from Realized  Losses or payments of principal to be allocated on such  Distribution  Date net of any such amounts  allocated  to the  Class  R-I  Certificate  or to any  class of principal  only  certificates  created by ratio  stripping  the mortgage loans of Group AA
      =     the aggregate of the  Class YAA and Class ZAA Principal  Reduction
      Amounts.
      =     ΔYj + ΔZj

ΔPk = the  aggregate  amount  of  principal   reduction  occurring  with
      respect to the Group BB mortgage loans from Realized  Losses or payments of principal to be allocated on such  Distribution  Date net of any such amounts  allocated  to the  Class  R-I  Certificate  or to any  class of principal  only  certificates  created by ratio  stripping  the mortgage loans of Group BB
      =     the aggregate of the  Class YBB and Class ZBB Principal  Reduction
      Amounts.
      =     ΔYk + ΔZk

ΔPl=  the  aggregate  amount  of  principal   reduction  occurring  with
      respect to the Group CC mortgage loans from Realized  Losses or payments of principal to be allocated on such  Distribution  Date net of any such amounts  allocated  to the  Class  R-I  Certificate  or to any  class of principal  only  certificates  created by ratio  stripping  the mortgage loans of Group CC
     =      the aggregate of the  Class YCC and Class ZCC Principal  Reduction
      Amounts.
      =     ΔYl + ΔZl

ΔPm = the  aggregate  amount  of  principal   reduction  occurring  with
      respect to the Group DD mortgage loans from Realized  Losses or payments of principal to be allocated on such  Distribution  Date net of any such amounts  allocated  to the  Class  R-I  Certificate  or to any  class of principal  only  certificates  created by ratio  stripping  the mortgage loans of Group DD
      =     the aggregate of the  Class YDD and Class ZDD Principal  Reduction
      Amounts.
      =     ΔYm + ΔZm

ΔPn = the  aggregate  amount  of  principal   reduction  occurring  with
      respect to the Group EE mortgage loans from Realized  Losses or payments of principal to be allocated on such  Distribution  Date net of any such amounts  allocated  to the  Class  R-I  Certificate  or to any  class of principal  only  certificates  created by ratio  stripping  the mortgage loans of Group EE
      =     the aggregate of the  Class YEE and Class ZEE Principal  Reduction
      Amounts.
      =     ΔYn + ΔZn

α =   .0005

γ1 =  (R - R11)/(R12 - R). If R=>M%,  γ1 is a non-negative  number unless its denominator is zero, in which event it is undefined.

γ2 =  (R - R21)/(R22 - R). If R=>L%,  γ2 is a non-negative  number unless its denominator is zero, in which event it is undefined.

γ3 =  (R - R31)/(R32 - R). If R=>K%,  γ3 is a non-negative  number unless its denominator is zero, in which event it is undefined.

γ4 =  (R - R41)/(R42 - R). If R<K%,  γ4 is a  non-negative  number unless its denominator is zero, in which event it is undefined.

If γ1 is  undefined,  ΔYj  = Yj,  ΔYk = Yk,  ΔYl = Yl,
      ΔYm = Ym and ΔYn = (Yn/Pn)ΔPn.

If γ4 is zero,  ΔYj = (Yj/Pj)ΔPj,  ΔYk = Yk, ΔYl
      = Yl, ΔYm = Ym and ΔYn = Yn.

In the remaining situations,  ΔYj,  ΔYk,  ΔYl, ΔYm and
      ΔYn shall be defined as follows:

I.  If R=>M%, make the following additional definitions:

δ1Yj =      0,                                              if R11< r11;

      (R11- r11)( Yj + Yk + Yl + Ym)Yj/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym },                                 if  R11=>  r11 and
      R11=>M%;

      (R11- r11)( Yj + Yk + Yl + Ym )Yj/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },        if     R11=>
      r11 and M%>R11=>L%;

-------------------------------APPENDIX A-6-------------------------------------

      (R11- r11)( Yj + Yk + Yl + Ym )Yj/
            {(R11 - J%)Yj + (R11 - K%)Yk },                       if     R11=>
      r11 and L%>R11=>K%; and

      (R11- r11)( Yj + Yk + Yl + Ym )/(R11 - J%),                       if
      R11=> r11 and K%>R11=>J%.

δ1Yk =      0,                                              if R11<  r11
      and R11=>K%;
      (R11- r11)( Yj + Yk + Yl + Ym)Yk/
            { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym },       if R11<  r11
      and R11<K%;

      (R11- r11)( Yj + Yk + Yl + Ym )Yk/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym },                                 if  R11=>  r11 and
      R11=>M%;

      (R11- r11)( Yj + Yk + Yl + Ym )Yk/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },        if     R11=>
      r11 and M%>R11=>L%;

      (R11- r11)( Yj + Yk + Yl + Ym )Yk/{(R11 - J%)Yj + (R11 - K%)Yk },
      if R11=> r11 and L%>R11=>K%; and

      0,                                              if R11=> r11 and R11<K%.

δ1Yl =      0,                                              if R11<  r11
      and R11=>L%;

      (R11- r11)( Yj + Yk + Yl + Ym)Yl/
            { (R11 - L%)Yl + (R11 - M%)Ym },                      if R11<  r11
      and K%<=R11<L%;

      (R11- r11)( Yj + Yk + Yl + Ym)Yl/
            { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym },       if R11<  r11
      and R11<K%;

      (R11- r11)( Yj + Yk + Yl + Ym)Yl/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym },                                 if  R11=>  r11 and
      R11=>M%;

      (R11- r11)( Yj + Yk + Yl + Ym )Yl/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },        if     R11=>
      r11 and M%>R11=>L%;

      0,                                              if R11=> r11 and R11<L%.

δ1Ym =      0,                                              if R11<  r11
      and R11=>M%;

-------------------------------APPENDIX A-7-------------------------------------

      (R11- r11)( Yj + Yk + Yl + Ym)/(R11 - M%),                        if
      R11< r11 and L%<=R11<M%;

      (R11- r11)( Yj + Yk + Yl + Ym)Ym/
            { (R11 - L%)Yl + (R11 - M%)Ym },                      if R11<  r11
      and K%<=R11<L%;

      (R11- r11)( Yj + Yk + Yl + Ym)Ym/
            { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym },       if R11<  r11
      and R11<K%;

      (R11- r11)( Yj + Yk + Yl + Ym)Ym/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym },                                 if  R11=>  r11 and
      R11=>M%;

      0,                                              if R11=> r11 and R11<M%.

δ1Yj,  δ1Yk,  δ1Yl and  δ1Ym are numbers  respectively
      between Yj, Yk, Yl and Ym and 0 such that
            {J%(Yj  -  δ1Yj  )  +  K%(  Yk.-   δ1Yk)  +  L%(  Yl.-
      δ1Yl) + M%( Ym.- δ1Ym) }/
            (Yj -  δ1Yj  +  Yk.-  δ1Yk  + Yl.-  δ1Yl  + Ym.-
      δ1Ym)
            = R11.

Y11 =       Yj -  δ1Yj  +  Yk.-  δ1Yk  +  Yl.-  δ1Yl  + Ym.-
      δ1Ym

P11 =       Pj + Pk + Pl + Pm.

Z11 =       Zj + Zk + Zl + Zm.

ΔY11 =      ΔYj -  δ1Yj + ΔYk.-  δ1Yk  + ΔYl.-  δ1Yl + ΔYm.-
      δ1Ym .

ΔP11 =      ΔPj + ΔPk + ΔPl + ΔPm.

ΔZ11 =      ΔZj + ΔZk + ΔZl + ΔZm.

1. If Yn - α(Pn - ΔPn) => 0, Y11-  α(P11 - ΔP11) => 0,
   and    γ1(P11    -   ΔP11)    <   (Pn   -   ΔPn),    then
   ΔYn = Yn - αγ1(P11 - ΔP11)                      and
   ΔY11 = Y11 - α(P11 - ΔP11).

2. If  Yn - α(Pn - ΔPn) => 0,  Y11 - α(P11 - ΔP11)  =>
   0,    and    γ1(P11 - ΔP11)    =>    (Pn - ΔPn),     then
   ΔYn = Yn - α(Pn - ΔPn)                                and
   ΔY11 = Y11 - (α/γ1)(Pn - ΔPn).

3. If Yn - α(Pn - ΔPn) < 0,  Y11 - α(P11 - ΔP11) => 0,
   and    Y11 - α(P11 - ΔP11)    =>   Y11 - (Yn/γ1),    then
   ΔYn = Yn - αγ1(P11 - ΔP11)                      and
   ΔY11 = Y11 - α(P11 - ΔP11).

4. If    Yn - α(Pn - ΔPn) < 0,    Y11 - (Yn/γ1) => 0,    and
   Y11 - α(P11 - ΔP11) <= Y11 - (Yn/γ1),  then ΔYn = 0
   and ΔY11 = Y11 - (Yn/γ1).

5. If   Y11 - α(P11 - ΔP11) < 0,    Y11 - (Yn/γ1) < 0,   and
   Yn - α(Pn - ΔPn) <= Yn - (γ1Y11),                    then
   ΔYn = Yn - (γ1Y11) and ΔY11 = 0.

6. If  Y11 - α(P11 - ΔP11) < 0, Yn - α(Pn - ΔPn) => 0,
   and     Yn - α(Pn - ΔPn)     =>    Yn - (γ1Y11),     then
   ΔYn = Yn - α(Pn - ΔPn)                                and
   ΔY11 = Y11 - (α/γ1)(Pn - ΔPn).

-------------------------------APPENDIX A-8-------------------------------------

ΔYj = δ1Yj + [(Yj - δ1Yj )/Y11 ]Δ Y11

ΔYk = δ1Yk + [(Yk - δ1Yk )/Y11 ]ΔY11

ΔYl = δ1Yl + [(Yl - δ1Yl )/Y11 ]Δ Y11

ΔYm = δ1Ym + [(Ym - δ1Ym )/Y11 ]ΔY11

The  purpose  of the  foregoing  definitional  provisions  together  with  the related  provisions  allocating  Realized  Losses and defining the Class Y and
Class Z Principal  Distribution  Amounts is to accomplish the following  goals in the following order of priority:

   1. Making  the  ratio  of (Yn - ΔYn ) to  (Y11 - ΔY11 ) equal  to  γ1
      after  taking  account  of  the  allocation   Realized  Losses  and  the
      distributions  that  will be made  through  the end of the  Distribution
      Date to which such  provisions  relate and assuring  that the  Principal
      Reduction  Amount  for  each  of the  Class YAA,  Class YBB,  Class YCC,
      Class YDD,  Class YEE,  Class ZAA,  Class ZBB,  Class ZCC, Class ZDD and
      Class  ZEE  Certificates  is  greater  than or  equal  to zero  for such
      Distribution Date;
   2. Making the Class YAA  Principal  Balance less than or equal to 0.0005 of the  sum  of  the  Class YAA  and  Class  ZAA  Principal  Balances,  the
      Class YBB  Principal  Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances,  the Class YCC Principal
      Balance  less than or equal to 0.0005  of the sum of the  Class YCC  and
      Class ZCC Principal Balances,  the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the  Class YDD  and Class ZDD Principal
      Balances  and the  Class YEE  Principal  Balance  less  than or equal to
      0.0005 of the sum of the Class YEE  and Class ZEE Principal  Balances in
      each case after  giving  effect to  allocations  of Realized  Losses and distributions  to be made  through the end of the  Distribution  Date to which such provisions relate; and
   3. Making the larger of (a) the  fraction  whose  numerator  is (Yn - Δ
      Yn )and  whose  denominator  is the sum of (Yn - ΔYn) and (Zn - ΔZn) and (b)
      the fraction  whose  numerator is (Y11 - ΔY11) and whose  denominator is the sum of (Y11 - ΔY11)  and (Z11 - ΔZ11) as  large  as  possible  while remaining less than or equal to 0.0005.

In the  event of a failure  of the  foregoing  portion  of the  definition  of
Class Y Principal  Reduction Amount to accomplish both of goals 1 and 2 above, the  amounts  thereof  should be adjusted  to so as to  accomplish  such goals within the requirement  that each Class Y  Principal  Reduction Amount must be less  than or  equal to the sum of (a) the  Principal  Realized  Losses  to be
allocated  on the related  Distribution  Date for the related  Pool  remaining after  the  allocation  of  such  Realized  Losses  to the  related  class  of ratio-strip principal only certificates,  if any, and (b) the remainder of the
Available  Distribution Amount for the related Pool or after reduction thereof by the  distributions to be made on such  Distribution Date (i) to the related class of ratio-strip principal only certificates,  if any, (ii) to the related class of ratio-strip interest only certificates,  if any, and (iii) in respect of interest on the related  Class Y and Class Z  Certificates,  or, if both of such goals cannot be accomplished within such requirement,  such adjustment as is necessary  shall be made to accomplish goal 1 within such  requirement.  In the  event of any  conflict  among the  provisions  of the  definition  of the
Class Y Principal  Reduction  Amounts,  such conflict shall be resolved on the
basis  of  the  goals  and  their   priorities  set  forth  above  within  the
requirement  set forth in the preceding  sentence.  If the formula  allocation of ΔY11 among ΔYj, ΔYk, ΔYl and ΔYm cannot be achieved  because one or more of
ΔYj,  ΔYk,  ΔYl and ΔYm, as so defined is greater than the related one of ΔPj,
ΔPk,  ΔPl and ΔPm,  such an  allocation  shall be made as close as possible to the formula  allocation within the requirement that ΔYj < ΔPj,  ΔYk < ΔPk, ΔYl
< ΔPl, ΔYm < ΔPm and ΔYm < ΔPm.

-------------------------------APPENDIX A-9-------------------------------------

II.  If L%<=R<=M%, make the following additional definitions:

δ2Yj =      0,                                              if R21< r21;

      (R21- r21)( Yj + Yk + Yl )Yj/
            {(R21 - J%)Yj + (R21 - K%)Yk },                       if     R21=>
      r21 and L%>R21=>K%; and

      (R21- r21)( Yj + Yk + Yl )/(R21 - J%),                      if     R21=>
      r21 and K%>R21=>J%.

δ2Yk =      0,                                              if R21<  r21
      and R21=>K%;

      (R21- r21)( Yj + Yk + Yl )Yk/
            { (R21 - K%)Yk + (R21 - L%)Yl },                      if R21<  r21
      and R21<K%;

      (R21- r21)( Yj + Yk + Yl )Yk/
            {(R21 - J%)Yj + (R21 - K%)Yk },                       if     R21=>
      r21 and L%>R21=>K%; and

      0,                                              if R21=> r21 and R21<K%.

δ2Yl =      (R21- r21)( Yj + Yk + Yl )/(R21 - L%),
      if R21< r21 and K%<=R21<L%;

      (R21- r21)( Yj + Yk + Yl )Yl/{ (R21 - K%)Yk + (R21 - L%)Yl },
      if R21< r21 and R21<K%;

      0,                                              if R21=> r21.

δ2Ym =      0,                                              if R22< r22;

       (R22- r22)( Ym + Yn )/(R22 - M%),              if    R22=>    r22   and
      R22=>M%;

δ2Yn =      the greater of 0 and ΔPn - Zn,
      if R22=N%;

      (R22- r22)( Ym + Yn)/(R22 - N%),                            if R22<  r22
      and M%<=R22<N%;

      0,                                              if R22=> r22 and R22<N%.

δ2Yj,  δ2Yk,  δ2Yl,  δ2Ym  and  δ2Yn are numbers
      respectively between Yj, Yk, Yl, Ym and Yn and 0 such that:
            {J%(Yj  -  δ2Yj  )  +  K%(  Yk.-   δ2Yk)  +  L%(  Yl.-
      δ2Yl)}/
                  ( Yj - δ2Yj + Yk.- δ2Yk + Yl.- δ2Yl)
            = R21;
      and
            { M%( Ym.- δ2Ym) + N%( Yn.- δ2Yn) }/
                  (Ym.- δ2Ym + Yn.- δ2Yn)
            = R22.

Y21 =       Yj - δ2Yj + Yk.- δ2Yk + Yl.- δ2Yl.

-------------------------------APPENDIX A-10-------------------------------------

P21 =       Pj + Pk + Pl.

Z21 =       Zj + Zk + Zl.

ΔY21 =      ΔYj - δ2Yj + ΔYk.- δ2Yk + ΔYl.- δ2Yl.

ΔP21 =      ΔPj + ΔPk + ΔPl.

ΔZ21 =      ΔZj + ΔZk + ΔZl.

Y22 =       Ym.- δ2Ym + Yn.- δ2Yn.

P22 =       Pm + Pn.

Z22 =       Zm + Zn.

ΔY22 =      ΔYm.- δ2Ym + ΔYn.- δ2Yn

ΔP22 =      ΔPm + ΔPn.

ΔZ22 =      ΔZm + ΔZn.

1. If Y22 - α(P22 - ΔP22) => 0, Y21-  α(P21 - ΔP21) =>
   0,  and   γ2(P21   -   ΔP21)   <  (P22  -   ΔP22),   then
   ΔY22 = Y22 - αγ2(P21 - ΔP21)                    and
   ΔY21 = Y21 - α(P21 - ΔP21).

2. If  Y22 - α(P22 - ΔP22)  => 0,  Y21 - α(P21 - ΔP21)
   =>  0,   and   γ2(P21 - ΔP21)   =>   (P22 - ΔP22),   then
   ΔY22 = Y22 - α(P22 - ΔP22)                            and
   ΔY21 = Y21 - (α/γ2)(P22 - ΔP22).

3. If Y22 - α(P22 - ΔP22) < 0,  Y21 - α(P21 - ΔP21) =>
   0,  and   Y21 - α(P21 - ΔP21)  =>  Y21 - (Y22/γ2),   then
   ΔY22 = Y22 - αγ2(P21 - ΔP21)                    and
   ΔY21 = Y21 - α(P21 - ΔP21).

4. If  Y22 - α(P22 - ΔP22) < 0,   Y21 - (Y22/γ2) => 0,   and
   Y21 - α(P21 - ΔP21) <= Y21 - (Y22/γ2),               then
   ΔY22 = 0 and ΔY21 = Y21 - (Y22/γ2).

5. If   Y21 - α(P21 - ΔP21) < 0,   Y21 - (Y22/γ2) < 0,   and
   Y22 - α(P22 - ΔP22) <= Y22 - (γ2Y21),                then
   ΔY22 = Y22 - (γ2Y21) and ΔY21 = 0.

6. If Y21 - α(P21 - ΔP21) < 0,  Y22 - α(P22 - ΔP22) =>
   0,  and   Y22 - α(P22 - ΔP22)   =>  Y22 - (γ2Y21),   then
   ΔY22 = Y22 - α(P22 - ΔP22)                            and
   ΔY21 = Y21 - (α/γ2)(P22 - ΔP22).

ΔYj = δ2Yj + [(Yj - δ2Yj )/Y21 ] ΔY21

ΔYk = δ2Yk + [(Yk - δ2Yk )/Y21 ] ΔY21

ΔYl = δ2Yl + [(Yl - δ2Yl )/Y21 ] ΔY21

ΔYm = δ2Ym + [(Ym - δ2Ym )/Y22 ] ΔY22

-------------------------------APPENDIX A-11-------------------------------------

ΔYn = δ2Yn + [(Yn - δ2Yn )/Y22 ] ΔY22

The  purpose  of the  foregoing  definitional  provisions  together  with  the related  provisions  allocating  Realized  Losses and defining the Class Y and
Class Z Principal  Distribution  Amounts is to accomplish the following  goals in the following order of priority:

   1. Making the ratio of (Y22 -  ΔY22 ) to (Y21 - ΔY21 ) equal to
      γ2 after taking account of the allocation  Realized Losses and the distributions  that  will be made  through  the end of the  Distribution
      Date to which such  provisions  relate and assuring  that the  Principal
      Reduction  Amount  for  each  of the  Class YAA,  Class YBB,  Class YCC,
      Class YDD,  Class YEE,  Class ZAA,  Class ZBB,  Class ZCC, Class ZDD and
      Class  ZEE  Certificates  is  greater  than or  equal  to zero  for such
      Distribution Date;
   2. Making the Class YAA  Principal  Balance less than or equal to 0.0005 of the  sum  of  the  Class YAA  and  Class  ZAA  Principal  Balances,  the
      Class YBB  Principal  Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances,  the Class YCC Principal
      Balance  less than or equal to 0.0005  of the sum of the  Class YCC  and
      Class ZCC Principal Balances,  the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the  Class YDD  and Class ZDD Principal
      Balances  and the  Class YEE  Principal  Balance  less  than or equal to
      0.0005 of the sum of the Class YEE and Class ZEE Principal Balances,  in
      each case after  giving  effect to  allocations  of Realized  Losses and distributions  to be made  through the end of the  Distribution  Date to which such provisions relate; and
   3. Making  the  larger  of (a)  the  fraction  whose  numerator  is  (Y22 -
      ΔY22 ) and whose  denominator is the sum of (Y22 - ΔY22) and
      (Z22 -  ΔZ22)  and  (b) the  fraction  whose  numerator  is (Y21 -
      ΔY21)  and whose  denominator is the sum of (Y21 - ΔY21) and
      (Z21 - ΔZ21)  as large as possible  while  remaining  less than or equal to 0.0005.

In the  event of a failure  of the  foregoing  portion  of the  definition  of
      ClassY  Principal  Reduction  Amount to accomplish both of goals 1 and 2 above,  the amounts  thereof  should be adjusted to so as to  accomplish such goals within the requirement that each Class Y Principal  Reduction
      Amount  must  be  less  than or  equal  to the sum of (a) the  Principal
      Realized  Losses to be  allocated on the related  Distribution  Date for the related Pool remaining  after the allocation of such Realized Losses to the related class of  ratio-strip  principal  only  certificates,  if any, and (b) the remainder of the Available  Distribution Amount for the related Pool or after reduction  thereof by the distributions to be made on such  Distribution  Date  (i) to the  related  class  of  ratio-strip principal  only  certificates,  if any,  (ii) to the  related  class  of ratio-strip interest only certificates,  if any, and (iii) in respect of interest on the related  Class Y and Class Z  Certificates,  or, if both of such goals  cannot be  accomplished  within  such  requirement,  such adjustment  as is necessary  shall be made to  accomplish  goal 1 within such  requirement.  In the event of any conflict among the provisions of
      the  definition  of  the  Class Y  Principal  Reduction  Amounts,   such
      conflict  shall  be  resolved  on the  basis  of  the  goals  and  their priorities  set forth  above  within  the  requirement  set forth in the preceding  sentence.  If the formula  allocations  of  ΔY21  among
      ΔYj,  ΔYk and ΔYl or  ΔY22  among  ΔYm and
      ΔYn   cannot  be  achieved  because  one  or  more  of  ΔYj,
      ΔYk,  ΔYl,  ΔYm  and  ΔYn,  as  so  defined,  is
      greater  than  the  related  one  of  ΔPj,  ΔPk,  ΔPl,
      ΔPm and  ΔPn,  such an allocation  shall be made as close as
      possible  to  the  formula   allocation   within  the  requirement  that
      ΔYj <  ΔPj,  ΔYk <  ΔPk,  ΔYl < ΔPl,
      ΔYm < ΔPm and ΔYn < ΔPn.

III.  If K%<=R<=L%, make the following additional definitions:

δ3Yj =      0,                                              if      R31<
      r31; and

-------------------------------APPENDIX A-12-------------------------------------

      (R31- r31)( Yj + Yk )/(R31 - J%),                           if     R31=>
      r31 and K%>R31=>J%.

δ3Yk =      (R31- r31)( Yj + Yk )/(R31 - K%),
      if R31< r31 and R31<K%; and

      0,                                              if R31=> r31 and R31<K%.

δ3Yl =      0,                                              if R32< r32;

       (R32- r32)( Yl + Ym + Yn)Yl/
            { (R32 - L%)Yl + (R32 - M%)Ym },                      if     R32=>
      r32 and N%>R32=>M%;

      (R32- r32)( Yl + Ym + Yn)/(R32 - L%),                 if  R32=>  r32 and
M%>R32=>L%;

δ3Ym =      0,                                              if R32<  r32
      and R32=>M%;

      (R32- r32)( Yl + Ym + Yn)Ym/
            { (R32 - M%)Ym + (R32 - N%)Yn },                      if R32<  r32
      and L%<=R32<M%;

      (R32- r32)( Yl + Ym + Yn)Ym/
            { (R32 - L%)Yl + (R32 - M%)Ym },                      if     R32=>
      r32 and N%>R32=>M%;

      0,                                              if R32=> r32 and R32<M%.

δ3Yn =      0,                                              if R32<  r32
      and R32=>N%;

      (R32- r32)( Yl + Ym + Yn)/(R32 - N%),                       if R32<  r32
      and M%<=R32<N%;

      (R32- r32)( Yl + Ym + Yn )Yn/
            { (R32 - M%)Ym + (R32 - N%)Yn },                      if R32<  r32
      and L%<=R32<M%;

      0,                                              if R32=> r32 and R32<N%.

δ3Yj,  δ3Yk,  δ3Yl,  δ3Ym  and  δ3Yn are numbers
      respectively between Yj, Yk, Yl, Ym, and Yn and 0 such that:

            {J%(Yj - δ3Yj ) + K%( Yk.- δ3Yk) }/
                  ( Yj - δ3Yj + Yk.- δ3Yk)
            = R31;
      and
            {  L%(  Yl.-  δ3Yl)  +  M%(  Ym.-  δ3Ym)  +  N%(  Yn.-
      δ3Yn ) }/
                  (Yl.- δ3Yl + Ym.- δ3Ym + Yn.- δ3Yn )
            = R32.

-------------------------------APPENDIX A-13-------------------------------------

Y31 =       Yj - δ3Yj + Yk.- δ3Yk.

P31 =       Pj + Pk.

Z31 =       Zj + Zk.

ΔY31 =      ΔYj - δ3Yj + ΔYk.- δ3Yk.

ΔP31 =      ΔPj + ΔPk.

ΔZ31 =      ΔZj + ΔZk.

Y32 =       Yl.- δ3Yl + Ym.- δ3Ym + Yn.- δ3Yn .

P32 =       Pl + Pm + Pn .

Z32 =       Zl + Zm + Zn.

ΔY32 =      ΔYl.-    δ3Yl   +   ΔYm.-   δ3Ym   +
      ΔYn.- δ3Yn .

ΔP32 =      ΔPl + ΔPm + ΔPn.

ΔZ32 =      ΔZl + ΔZm + ΔZn.

1. If Y32 - α(P32 - ΔP32) => 0, Y31-  α(P31 - ΔP31) =>
   0,  and   γ3(P31   -   ΔP31)   <  (P32  -   ΔP32),   then
   ΔY32 = Y32 - αγ3(P31 - ΔP31)                    and
   ΔY31 = Y31 - α(P31 - ΔP31).

2. If  Y32 - α(P32 - ΔP32)  => 0,  Y31 - α(P31 - ΔP31)
   =>  0,   and   γ3(P31 - ΔP31)   =>   (P32 - ΔP32),   then
   ΔY32 = Y32 - α(P32 - ΔP32)                            and
   ΔY31 = Y31 - (α/γ3)(P32 - ΔP32).

3. If Y32 - α(P32 - ΔP32) < 0,  Y31 - α(P31 - ΔP31) =>
   0,  and   Y31 - α(P31 - ΔP31)  =>  Y31 - (Y32/γ3),   then
   ΔY32 = Y32 - αγ3(P31 - ΔP31)                    and
   ΔY31 = Y31 - α(P31 - ΔP31).

4. If  Y32 - α(P32 - ΔP32) < 0,   Y31 - (Y32/γ3) => 0,   and
   Y31 - α(P31 - ΔP31) <= Y31 - (Y32/γ3),               then
   ΔY32 = 0 and ΔY31 = Y31 - (Y32/γ3).

5. If   Y31 - α(P31 - ΔP31) < 0,   Y31 - (Y32/γ3) < 0,   and
   Y32 - α(P32 - ΔP32) <= Y32 - (γ3Y31),                then
   ΔY32 = Y32 - (γ3Y31) and ΔY31 = 0.

6. If Y31 - α(P31 - ΔP31) < 0,  Y32 - α(P32 - ΔP32) =>
   0,  and   Y32 - α(P32 - ΔP32)   =>  Y32 - (γ3Y31),   then
   ΔY32 = Y32 - α(P32 - ΔP32)                            and
   ΔY31 = Y31 - (α/γ3)(P32 - ΔP32).

ΔYj = δ3Yj + [(Yj - δ3Yj )/Y31 ] ΔY31

ΔYk = δ3Yk + [(Yk - δ3Yk )/Y31 ] ΔY31

ΔYl = δ3Yl + [(Yl - δ3Yl )/Y32 ] ΔY32

-------------------------------APPENDIX A-14-------------------------------------

ΔYm = δ3Ym + [(Ym - δ3Ym )/Y32 ] ΔY32

ΔYn = δ3Yn + [(Yn - δ3Yn )/Y32 ] ΔY32

The  purpose  of the  foregoing  definitional  provisions  together  with  the related  provisions  allocating  Realized  Losses and defining the Class Y and
Class Z Principal  Distribution  Amounts is to accomplish the following  goals in the following order of priority:

   1. Making the ratio of (Y32 -  ΔY32 ) to (Y31 - ΔY31 ) equal to
      γ3 after taking account of the allocation  Realized Losses and the distributions  that  will be made  through  the end of the  Distribution
      Date to which such  provisions  relate and assuring  that the  Principal
      Reduction  Amount  for  each  of the  Class YAA,  Class YBB,  Class YCC,
      Class YDD,  Class YEE,  Class ZAA,  Class ZBB,  Class ZCC, Class ZDD and
      Class  ZEE  Certificates  is  greater  than or  equal  to zero  for such
      Distribution Date;
   2. Making the Class YAA  Principal  Balance less than or equal to 0.0005 of the  sum  of  the  Class YAA  and  Class  ZAA  Principal  Balances,  the
      Class YBB  Principal  Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances,  the Class YCC Principal
      Balance  less than or equal to 0.0005  of the sum of the  Class YCC  and
      Class ZCC Principal Balances,  the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the  Class YDD  and Class ZDD Principal
      Balances,  the Class YEE  Principal Balance less than or equal to 0.0005 of the sum of the Class YEE and Class ZEE  Principal  Balances,  in each
      case  after  giving  effect  to  allocations  of  Realized   Losses  and
      distributions  to be made  through the end of the  Distribution  Date to which such provisions relate; and
   3. Making  the  larger  of (a)  the  fraction  whose  numerator  is  (Y32 -
      ΔY32 ) and whose  denominator is the sum of (Y32 - ΔY32) and
      (Z32 -  ΔZ32)  and  (b) the  fraction  whose  numerator  is (Y31 -
      ΔY31)  and whose  denominator is the sum of (Y31 - ΔY31) and
      (Z31 - ΔZ31)  as large as possible  while  remaining  less than or equal to 0.0005.

In the  event of a failure  of the  foregoing  portion  of the  definition  of
ClassY  Principal  Reduction Amount to accomplish both of goals 1 and 2 above, the  amounts  thereof  should be adjusted  to so as to  accomplish  such goals within the requirement  that each Class Y  Principal  Reduction Amount must be less  than or  equal to the sum of (a) the  Principal  Realized  Losses  to be
allocated  on the related  Distribution  Date for the related  Pool  remaining after  the  allocation  of  such  Realized  Losses  to the  related  class  of ratio-strip principal only certificates,  if any, and (b) the remainder of the
Available  Distribution Amount for the related Pool or after reduction thereof by the  distributions to be made on such  Distribution Date (i) to the related class of ratio-strip principal only certificates,  if any, (ii) to the related class of ratio-strip interest only certificates,  if any, and (iii) in respect of interest on the related  Class Y and Class Z  Certificates,  or, if both of such goals cannot be accomplished within such requirement,  such adjustment as is necessary  shall be made to accomplish goal 1 within such  requirement.  In the  event of any  conflict  among the  provisions  of the  definition  of the
Class Y Principal  Reduction  Amounts,  such conflict shall be resolved on the
basis  of  the  goals  and  their   priorities  set  forth  above  within  the
requirement set forth in the preceding  sentence.  If the formula  allocations of ΔY31  among  ΔYj and ΔYk or ΔY32  among  ΔYl,
ΔYm and ΔYn  cannot be achieved  because one or more of ΔYj,
ΔYk,  ΔYl, ΔYm and ΔYn, as so defined, is greater than
the related one of ΔPj,  ΔPk,  ΔPl, ΔPm and ΔPn,
such  an  allocation  shall  be made  as  close  as  possible  to the  formula allocation  within the  requirement  that  ΔYj < ΔPj,  ΔYk <
ΔPk,  ΔYl  <  ΔPl,  ΔYm <  ΔPm  and  ΔYn <
ΔPn.

IV.  If R<=K%, make the following additional definitions:

δ4Yk =      0,                                              if R42< r42;

-------------------------------APPENDIX A-15-------------------------------------

       (R42- r42)( Yk + Yl + Ym + Yn )Yk/
            { (R42 - K%)Yk + (R42 - L%)Yl + (R42 - M%)Ym },             if
      R42=> r42 and N%>R42=>M%;

      (R42- r42)( Yk + Yl + Ym + Yn )Yk/
            { (R42 - K%)Yk + (R42 - L%)Yl },                      if     R42=>
      r42 and M%>R42=>L%; and

      (R42- r42)( Yk + Yl + Ym + Yn )/(R42 - K%),                       if
      R42=> r42 and L%>R42=>K%.

δ4Yl =      0,                                              if R42<  r42
      and R42=>L%;

      (R42- r42)( Yk + Yl + Ym + Yn )Yl/
            { (R42 - L%)Yl + (R42 - M%)Ym +
            (R42 - N%)Yn },                                 if  R42<  r42  and
      L%>R42=>K%;

       (R42- r42)( Yk + Yl + Ym + Yn )Yl/
            { (R42 - K%)Yk + (R42 - L%)Yl + (R42 - M%)Ym },             if
      R42=> r42 and N%>R42=>M%;

      (R42- r42)( Yk + Yl + Ym + Yn )Yl/
            { (R42 - K%)Yk + (R42 - L%)Yl },                      if     R42=>
      r42 and M%>R42=>L%;

      0,                                              if R42=> r42 and R42<L%.

δ4Ym =      0,                                              if R42<  r42
      and R42=>M%;

      (R42- r42)( Yk + Yl + Ym + Yn )Ym/
            { (R42 - M%)Ym + (R42 - N%)Yn },                      if R42<  r42
      and L%<=R42<M%;

      (R42- r42)( Yk + Yl + Ym + Yn )Ym/
            { (R42 - L%)Yl + (R42 - M%)Ym + (R42 - N%)Yn },       if R42<  r42
      and K<=R42<L%;

       (R42- r42)( Yk + Yl + Ym + Yn )Ym/
            { (R42 - K%)Yk + (R42 - L%)Yl + (R42 - M%)Ym },             if
      R42=> r42 and N%>R42=>M%;

      0,                                              if R42=> r42 and R42<M%.

δ4Yn =      0,                                              if R42<  r42
      and R42=>N%;

      (R42- r42)( Yk + Yl + Ym + Yn )/ (R42 - N%),                      if
      R42< r42 and M%<=R42<N%;

-------------------------------APPENDIX A-16-------------------------------------

      (R42- r42)( Yk + Yl + Ym + Yn )Yn/
            { (R42 - M%)Ym + (R42 - N%)Yn },                      if R42<  r42
      and L%<=R42<M%;

      (R42- r42)( Yk + Yl + Ym + Yn )Yn/
            { (R42 - L%)Yl + (R42 - M%)Ym + (R42 - N%)Yn },       if R42<  r42
      and K%<=R42<L%;

      0,                                              if R42=> r42 and R42<N%.

δ4Yk,  δ4Yl,  δ4Ym and  δ4Yn are numbers  respectively
      between Yk, Yl, Ym and Yn and 0 such that
            {  K%(  Yk.-  δ4Yk)  +  L%(  Yl.-  δ4Yl)  +  M%(  Ym.-
      δ4Ym) + N%( Yn.- δ4Yn) }/
                  ( Yk.-  δ4Yk  + Yl.-  δ4Yl  + Ym.-  δ4Ym +
      Yn.- δ4Yn )
            = R42.

Y42 =       Yk.-  δ4Yk  +  Yl.-  δ4Yl  +  Ym.-  δ4Ym  + Yn.-
      δ4Yn .

P42 =       Pk + Pl + Pm + Pn.

Z42 =       Zk + Zl + Zm + Zn.

ΔY42 =      ΔYk.-    δ4Yk   +   ΔYl.-   δ4Yl   +
      ΔYm.- δ4Ym + ΔYn.- δ4Yn .

ΔP42 =      ΔPk + ΔPl + ΔPm + ΔPn.

ΔZ42 =      ΔZk + ΔZl + ΔZm + ΔZn.

1. If Y42 - α(P42 - ΔP42)  => 0, Yj- α(Pj - ΔPj) => 0,
   and    γ4(Pj    -   ΔPj)   <   (P42   -    ΔP42),    then
   ΔY42 = Y42 - αγ4(Pj - ΔPj)                      and
   ΔYj = Yj - α(Pj - ΔPj).

2. If  Y42 - α(P42 - ΔP42)  => 0,  Yj - α(Pj - ΔPj) =>
   0,    and    γ4(Pj - ΔPj)    =>    (P42 - ΔP42),     then
   ΔY42 = Y42 - α(P42 - ΔP42)                            and
   ΔYj = Yj - (α/γ4)(P42 - ΔP42).

3. If  Y42 - α(P42 - ΔP42) < 0, Yj - α(Pj - ΔPj) => 0,
   and     Yj - α(Pj - ΔPj)    =>    Yj - (Y42/γ4),     then
   ΔY42 = Y42 - αγ4(Pj - ΔPj)                      and
   ΔYj = Yj - α(Pj - ΔPj).

4. If   Y42 - α(P42 - ΔP42) < 0,   Yj - (Y42/γ4) => 0,   and
   Yj - α(Pj - ΔPj) <= Yj - (Y42/γ4),   then  ΔY42 = 0
   and ΔYj = Yj - (Y42/γ4).

5. If    Yj - α(Pj - ΔPj) < 0,     Yj - (Y42/γ4) < 0,    and
   Y42 - α(P42 - ΔP42) <= Y42 - (γ4Yj),                 then
   ΔY42 = Y42 - (γ4Yj) and ΔYj = 0.

6. If Yj - α(Pj - ΔPj) < 0,  Y42 - α(P42 - ΔP42) => 0,
   and    Y42 - α(P42 - ΔP42)    =>    Y42 - (γ4Yj),    then
   ΔY42 = Y42 - α(P42 - ΔP42)                            and
   ΔYj = Yj - (α/γ4)(P42 - ΔP42).

ΔYk = δ4Yk + [(Yk - δ4Yk )/Y42 ] ΔY42

-------------------------------APPENDIX A-17-------------------------------------

ΔYl = δ4Yl + [(Yl - δ4Yl )/Y42 ] ΔY42

ΔYm = δ4Ym + [(Ym - δ4Ym )/Y42 ] ΔY42

ΔYn = δ4Yn + [(Yn - δ4Yn )/Y42 ] ΔY42

The  purpose  of the  foregoing  definitional  provisions  together  with  the related  provisions  allocating  Realized  Losses and defining the Class Y and
Class Z Principal  Distribution  Amounts is to accomplish the following  goals in the following order of priority:

   1. Making the ratio of (Y42 -  ΔY42  ) to (Yj -  ΔYj ) equal to
      γ4 after taking account of the allocation  Realized Losses and the distributions  that  will be made  through  the end of the  Distribution
      Date to which such  provisions  relate and assuring  that the  Principal
      Reduction  Amount  for  each  of the  Class YAA,  Class YBB,  Class YCC,
      Class YDD,  Class YEE,  Class ZAA,  Class ZBB,  Class ZCC, Class ZDD and
      Class  ZEE  Certificates  is  greater  than or  equal  to zero  for such
      Distribution Date;
   2. Making the Class YAA  Principal  Balance less than or equal to 0.0005 of the  sum  of  the  Class YAA  and  Class  ZAA  Principal  Balances,  the
      Class YBB  Principal  Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances,  the Class YCC Principal
      Balance  less than or equal to 0.0005  of the sum of the  Class YCC  and
      Class ZCC Principal Balances,  the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the  Class YDD  and Class ZDD Principal
      Balances  and the  Class YEE  Principal  Balance  less  than or equal to
      0.0005 of the sum of the Class YEE and Class ZEE Principal Balances,  in
      each case,  after giving effect to  allocations  of Realized  Losses and distributions  to be made  through the end of the  Distribution  Date to which such provisions relate; and
   3. Making  the  larger  of (a)  the  fraction  whose  numerator  is  (Y42 -
      ΔY42 ) and whose  denominator is the sum of (Y42 - ΔY42) and
      (Z42 -  ΔZ42)  and  (b)  the  fraction  whose  numerator  is (Yj -
      ΔYj) and whose  denominator is the sum of (Yj - ΔYj) and (Zj
      - ΔZj) as large as possible while  remaining less than or equal to
      0.0005.

In the  event of a failure  of the  foregoing  portion  of the  definition  of
ClassY  Principal  Reduction Amount to accomplish both of goals 1 and 2 above, the  amounts  thereof  should be adjusted  to so as to  accomplish  such goals within the requirement  that each Class Y  Principal  Reduction Amount must be less  than or  equal to the sum of (a) the  Principal  Realized  Losses  to be
allocated  on the related  Distribution  Date for the related  Pool  remaining after  the  allocation  of  such  Realized  Losses  to the  related  class  of ratio-strip principal only certificates,  if any, and (b) the remainder of the
Available  Distribution Amount for the related Pool or after reduction thereof by the  distributions to be made on such  Distribution Date (i) to the related class of ratio-strip principal only certificates,  if any, (ii) to the related class of ratio-strip interest only certificates,  if any, and (iii) in respect of interest on the related  Class Y and Class Z  Certificates,  or, if both of such goals cannot be accomplished within such requirement,  such adjustment as is necessary  shall be made to accomplish goal 1 within such  requirement.  In the  event of any  conflict  among the  provisions  of the  definition  of the
Class Y Principal  Reduction  Amounts,  such conflict shall be resolved on the
basis  of  the  goals  and  their   priorities  set  forth  above  within  the
requirement  set forth in the preceding  sentence.  If the formula  allocation of ΔY42  among ΔYk,  ΔYl,  ΔYm and ΔYn cannot be
achieved  because  one  or  more  of  ΔYk,   ΔYl,   ΔYm  and
ΔYn,  as so  defined,  is greater  than the  related  one of  ΔPk,
ΔPl,  ΔPm and ΔPn, such an allocation shall be made as close as possible to the formula  allocation within the requirement that ΔYk <
ΔPk,  ΔYl  <  ΔPl,  ΔYm <  ΔPm  and  ΔYn <
ΔPn.

-------------------------------APPENDIX A-18-------------------------------------

      (2) For any  Distribution  Date  the  amounts  by  which  the  principal balances of the  Class Y6A  and Class Y6B  Certificates  respectively  will be reduced on such  distribution  date by the  allocation of Realized  Losses and the distribution of principal, determined as follows:

First  for each of  Group 6A  and  Group 6B  determine  the  weighted  average pass-through  rate for that Group for  distributions  of interest that will be made on the next succeeding  Distribution  Date (the "Group  Interest  Rate").
The Principal  Reduction Amount for each of the Class Y  Certificates  will be determined  pursuant  to the  "Generic  solution  for  the  Class Y  Principal
Reduction  Amounts"  set  forth  below  (the  "Generic  Solution")  by  making identifications  among the actual Groups and their related Class Y and Class Z
Certificates and weighted average  pass-through  rates and the Groups named in the Generic  Solution and their related  Class Y and Class Z  Certificates  as follows:

A. Determine  which Group has the lower Group  Interest Rate.  That Group will be identified with Group AA and the Class Y and Class Z  Certificates  related to  that  Group  will  be  respectively  identified  with  the  Class YAA  and
Class ZAA  Certificates.  The  Group  Interest  Rate  for that  Group  will be identified  with J%. If the two Groups have the same Group  Interest Rate pick one for this  purpose,  subject  to the  restriction  that  each  Group may be picked only once in the course of any such  selections  pursuant to paragraphs
A and B of this definition.

B. Determine  which Group has the higher Group Interest Rate.  That Group will be identified with Group BB and the Class Y and Class Z  Certificates  related to that Group will be respectively  identified with the Class BB and Class ZBB
Certificates.  The Group Interest Rate for that Group will be identified  with
K%.  If the two  Groups  have the same  Group  Interest  Rate  the  Group  not selected  pursuant to  paragraph  A, above,  will be selected  for purposes of this paragraph B.

Second,  apply the Generic  Solution set forth below to determine  the Class Y
Principal   Reduction   Amounts   for  the   Distribution   Date   using   the
identifications made above.

Generic Solution for the Class Y Principal Reduction Amounts:

For any Distribution  Date, the amounts by which the principal balances of the
Class YAA  and  Class YBB  Certificates  respectively  will be reduced on such
Distribution  Date by the allocation of Realized  Losses and the  distribution of principal, determined as follows:

J%  and  K%  represent   the   interest   rates  on  Group  AA  and  Group  BB
respectively.  J%<K%.

For purposes of the succeeding  formulas the following  symbols shall have the meanings set forth below:

PJB =       the Group AA Subordinate  Balance after the allocation of Realized
      Losses and distributions of principal on such Distribution Date.

PKB = the Group BB  Subordinate  Balance  after  the  allocation  of  Realized
      Losses and distributions of principal on such Distribution Date.

R =   the Class CB Pass Through Rate = (J%PJB + K%PKB)/(PJB + PKB)

Yj =  the  Class YAA  Principal  Balance  after  distributions  on  the  prior
      Distribution Date.

Yk =  the  Class YBB  Principal  Balance  after  distributions  on  the  prior
      Distribution Date.

-------------------------------APPENDIX A-19-------------------------------------

ΔYj =       the Class YAA Principal Reduction Amount.

ΔYk =       the Class YBB Principal Reduction Amount.

Zj =  the  Class ZAA  Principal  Balance  after  distributions  on  the  prior
      Distribution Date.

Zk =  the  Class ZBB  Principal  Balance  after  distributions  on  the  prior
      Distribution Date.

ΔZj =       the Class ZAA Principal Reduction Amount.

ΔZk =       the Class ZBB Principal Reduction Amount.

Pj =  the  aggregate  Class  Principal  Balance of the Class YAA and Class ZAA
      Regular Interests after  distributions on the prior  Distribution  Date, which is equal to the aggregate  principal balance of the Group AA Loans reduced  by the  Group AA Class P  principal  balance,  if any,  and the
      Class R Principal Balance, if applicable.

Pk =  the  aggregate  Class  Principal  Balance of the Class YBB and Class ZBB
      Regular Interests after  distributions on the prior  Distribution  Date, which is equal to the aggregate  principal balance of the Group BB Loans reduced by the Group BB Class P  principal  balance,  if any and Class R
      Principal Balance, if applicable.

ΔPj = the aggregate  principal  reduction resulting on such Distribution
      Date on the  Group  AA  Loans as a  result  of  principal  distributions
      (exclusive  of any amounts  distributed  pursuant  to clauses  (c)(i) or
      (c)(ii) of the  definition  of REMIC I  Distribution  Amount) to be made and realized losses to be allocated on such Distribution  Date,  reduced by the  portion,  if any, of such  reduction  allocable  to any Group AA
      Class P Certificates or the Class R Certificates,  if applicable,  which is equal to the  aggregate  of the  Class YAA  and  Class ZAA  Principal
      Reduction Amounts.

ΔPk=  the aggregate  principal  reduction resulting on such Distribution
      Date on the  Group  BB  Loans as a  result  of  principal  distributions
      (exclusive  of any amounts  distributed  pursuant  to clauses  (c)(i) or
      (c)(ii) of the  definition  of REMIC I  Distribution  Amount) to be made and realized losses to be allocated on such Distribution  Date,  reduced by the  portion,  if any, of such  reduction  allocable  to any Group BB
      Class P Certificates or the Class R Certificates,  if applicable,  which is equal to the  aggregate  of the  Class YBB  and  Class ZBB  Principal
      Reduction Amounts.

α =   .0005

γ =   (R - J%)/(K% - R).  γ is a  non-negative  number  unless its denominator is zero, in which event it is undefined.

If γ is zero, ΔYk = Yk and ΔYj = (Yj/Pj)ΔPj.

If γ is undefined, ΔYj = Yj, ΔYk = (Yk/Pk)ΔPk.

In the  remaining  situations,  ΔYk  and  ΔYj  shall be defined as follows:

7. If Yk -  α(Pk - ΔPk)  => 0, Yj-  α(Pj - ΔPj)  => 0,
   and    γ    (Pj    -     ΔPj)     <    (Pk    -     ΔPk),
   ΔYk = Yk - αγ             (Pj - ΔPj)            and
   ΔYj = Yj - α(Pj - ΔPj).

-------------------------------APPENDIX A-20-------------------------------------

8. If  Yk - α(Pk - ΔPk)  => 0,  Yj - α(Pj - ΔPj) => 0,
   and       γ        (Pj - ΔPj)       =>        (Pk - ΔPk),
   ΔYk = Yk - α(Pk - ΔPk)                                and
   ΔYj = Yj - (α/γ)(Pk - ΔPk).

9. If  Yk - α(Pk - ΔPk)  < 0,  Yj - α(Pj - ΔPj)  => 0,
   and        Yj - α(Pj - ΔPj)        =>        Yj - (Yk/γ),
   ΔYk = Yk - αγ             (Pj - ΔPj)            and
   ΔYj = Yj - α(Pj - ΔPj).

10.   If   Yk - α(Pk - ΔPk) < 0,    Yj - (Yk/γ) => 0,    and
   Yj - α(Pj - ΔPj) <= Yj - (Yk/γ),     ΔYk = 0    and
   ΔYj = Yj - (Yk/γ).

11.   If    Yj - α(Pj - ΔPj) < 0,    Yj - (Yk/γ) < 0,    and
   Yk - α(Pk - ΔPk) <= Yk - (γYj),
   ΔYk = Yk - (γYj) and ΔYj = 0.

12.   If Yj - α(Pj - ΔPj) < 0,  Yk - α(Pk - ΔPk) => 0,
   and         Yk - α(Pk - ΔPk)        =>        Yk - (γYj),
   ΔYk = Yk - α(Pk - ΔPk)                                and
   ΔYj = Yj - (α/γ)(Pk - ΔPk).

The  purpose  of the  foregoing  definitional  provisions  together  with  the related  provisions  allocating  Realized  Losses and defining the Class Y and
Class Z  Principal  Distribution  Amounts is to accomplish the following goals in the following order of priority:

   4. Making the ratio of Yk to Yj equal to γ  after  taking  account of the allocation  Realized Losses and the distributions  that will be made through end of the  Distribution  Date to which such  provisions  relate and  assuring  that  the  Principal  Reduction  Amount  for  each of the
      Class YAA,  Class YBB,  Class ZAA and Class ZBB  Certificates is greater than or equal to zero for such Distribution Date;
   5. Making (i) the Class YAA  Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and  Class ZAA  Principal  Balances and (ii)
      the Class YBB  Principal Balance less than or equal to 0.0005 of the sum of the  Class YBB and  Class ZBB  Principal  Balances in each case after giving effect to allocations of Realized Losses and  distributions to be made through the end of the  Distribution  Date to which such provisions relate; and
   6. Making the larger of (a) the  fraction  whose  numerator is Yk and whose denominator  is  the  sum  of Yk  and Zk  and  (b)  the  fraction  whose numerator is Yj and whose  denominator is the sum of Yj, and Zj as large as possible while remaining less than or equal to 0.0005.

In the  event of a failure  of the  foregoing  portion  of the  definition  of
Class Y Principal  Reduction Amount to accomplish both of goals 1 and 2 above, the  amounts  thereof  should be adjusted  to so as to  accomplish  such goals within the requirement  that each Class Y  Principal  Reduction Amount must be less  than or  equal to the sum of (a) the  Principal  Realized  Losses  to be
allocated  on the related  Distribution  Date for the related  Pool  remaining after  the  allocation  of  such  Realized  Losses  to  the  related  Class  P
Certificates  and (b) the remainder of the Available  Distribution  Amount for the related Pool or after reduction  thereof by the  distributions  to be made on such  Distribution  Date (i) to the related Class P  Certificates,  (ii) to the  related  Class X  Certificates  and (iii) in respect of  interest  on the related Class Y and Class Z Certificates,  or, if both of such goals cannot be accomplished  within such  requirement,  such adjustment as is necessary shall be made to  accomplish  goal 1 within  such  requirement.  In the event of any conflict  among the  provisions  of the  definition  of the Class Y  Principal
Reduction  Amounts,  such conflict shall be resolved on the basis of the goals and their  priorities set forth above within the  requirement set forth in the preceding sentence.